              As filed with the Securities and Exchange Commission
                               on March 29, 1996

                                                      Registration Nos. 33-34423
                                                                       811-06087

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X/


                 Pre-Effective Amendment No.                           / /
                                             ---


                 Post-Effective Amendment No.  18                      /X/
                                               --



                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/



                 Amendment No. 20                                      /X/
                               --




                       SALOMON BROTHERS SERIES FUNDS INC
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              7 World Trade Center
                             New York, New York  10048
                    ----------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (800) 725-6666

                            Lawrence H. Kaplan, Esq.
                     Salomon Brothers Asset Management Inc
                              7 World Trade Center
                            New York, New York  10048
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

                               Gary Schpero, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                              New York, NY  10017


                               -----------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:



/ /              immediately upon filing pursuant to Rule 485(b)

/x/              on May 1, 1996 pursuant to Rule 485(b)

/ /              60 days after filing pursuant to Rule 485(a)

/ /              75 days after filing pursuant to Rule 485(a)

/ /              on _______ pursuant to Rule 485(a)


                          The Registrant has previously registered an
indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1995 on February 28, 1996.


================================================================================

                                PRELIMINARY NOTE

The prospectus and statement of additional information for Salomon Brothers New York Municipal Money Market Fund is incorporated by reference to Post-Effective Amendment No. 13 as filed with the Securities and Exchange Commission on May 1, 1995.

                       SALOMON BROTHERS SERIES FUNDS INC

                      Registration Statement on Form N-1A

                      CROSS REFERENCE SHEET APPLICABLE TO:

SALOMON BROTHERS CASH MANAGEMENT FUND, SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND, SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND, SALOMON BROTHERS TOTAL RETURN FUND AND SALOMON BROTHERS INVESTORS FUND INC

                            Pursuant to Rule 495(b)
                        under the Securities Act of 1933


N-1A Item No.             Location
-------------             --------

Part A                                                                  Prospectus Caption
------                                                                  ------------------
Item 1.                   Cover Page                                    Cover Page

Item 2.                   Synopsis                                      Summary; Expense Information

Item 3.                   Condensed Financial
                          Information                                   Financial Highlights;
                                                                        Performance Information

Item 4.                   General Description of
                          Registrant                                    Investment Objectives and Policies; Additional Investment
                                                                        Activities and Risk Factors; Investment Limitations; Capital
                                                                        Stock

Item 5.                   Management of the Fund                        Summary; Expense Information; Management; Purchase of
                                                                        Shares; Back Cover

Item 5A.                  Management's Discussion of
                          Performance                                   Not Applicable


Item 6.                   Capital Stock and Other

                          Securities                                    Multiple Pricing System; Dividends and Distributions;
                                                                        Taxation; Account Services; Capital Stock

Item 7.                   Purchase of Securities
                          Being Offered                                 Multiple Pricing System; Purchase of Shares; Determination
                                                                        of Net Asset Value; Dividends and Distributions; Shareholder
                                                                        Services

Item 8.                   Redemption or Repurchase                      Multiple Pricing System; Redemption of Shares

Item 9.                   Pending Legal Proceedings                     Not Applicable


                                                                        Statement of Additional
Part B                                                                  Information Caption
------                                                                  -----------------------
Item 10.                  Cover Page                                    Cover Page

Item 11.                  Table of Contents                             Table of Contents

Item 12.                  General Information and
                          History                                       Not applicable

Item 13.                  Investment Objectives and
                          Policies                                      Additional Information on Portfolio Instruments and
                                                                        Investment Policies; Investment Limitations

Item 14.                  Management of the Fund                        Management

Item 15.                  Control Persons and
                          Principal Holders
                          of Securities                                 Management; Capital Stock

Item 16.                  Investment Advisory and
                          Other Services                                Management; Custodian and Transfer Agent; Independent
                                                                        Accountants

Item 17.                  Brokerage Allocation and
                          Other Practices                               Portfolio Transactions

Item 18.                  Capital Stock and Other
                          Securities                                    Capital Stock

Item 19.                  Purchase, Redemption and
                          Pricing of Securities
                          Being Offered                                 Management; Net Asset Value; Additional Purchase
                                                                        Information; Additional Redemption Information

Item 20.                  Tax Status                                    Additional Information Concerning Taxes

Item 21.                  Underwriters                                  Management; Additional Purchase Information

Item 22.                  Calculation of Performance
                          Data                                          Performance Data

Item 23.                  Financial Statements                          Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                       SALOMON BROTHERS SERIES FUNDS INC

                      Registration Statement on Form N-1A

                      CROSS REFERENCE SHEET APPLICABLE TO:

                SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
          (formerly known as Salomon Brothers U.S. Treasury Securities
                               Money Market Fund)

                            Pursuant to Rule 495(b)
                        under the Securities Act of 1933

N-1A Item No.             Location                                      Prospectus Caption
-------------             --------                                      ------------------
Part A

Item 1.                   Cover Page                                    Cover Page

Item 2.                   Synopsis                                      Fee Table

Item 3.                   Condensed Financial
                          Information                                   Financial Highlights; Performance Information

Item 4.                   General Description of
                          Registrant                                    Highlights; Investment Objective and Policies; Additional
                                                                        Investment Activities and Risk Factors; Investment
                                                                        Limitations

Item 5.                   Management of the Fund                        Highlights; Fee Table; Management; Purchase and Redemption
                                                                        of Shares

Item 5A.                  Management's Discussion of
                          Performance                                   Not Applicable


Item 6.                   Capital Stock and Other
                          Securities                                    Highlights; Dividends, Distributions and
                                                                        Taxes; Capital Stock; Account Services

Item 7.                   Purchase of Securities
                          Being Offered                                 Highlights; Purchase and Redemption of Shares; Management;
                                                                        Dividends, Distributions and Taxes

Item 8.                   Redemption or Repurchase                      Highlights; Dividends, Distributions and Taxes; Purchase and
                                                                        Redemption of Shares; Management

Item 9.                   Pending Legal Proceedings                     Not Applicable

                                                                        Statement of Additional Information

Part B                                                                  Caption
------                                                                  -------
Item 10.                  Cover Page                                    Cover Page

Item 11.                  Table of Contents                             Table of Contents

Item 12.                  General Information and
                          History                                       Not applicable.

Item 13.                  Investment Objectives and
                          Policies                                      Additional Information on Portfolio Instruments and
                                                                        Investment Policies; Investment Limitations

Item 14.                  Management of the Fund                        Management

Item 15.                  Control Persons and Principal
                          Holders of Securities                         Management

Item 16.                  Investment Advisory and
                          Other Services                                Management; Custodian and Transfer Agent;
                                                                        Independent Accountants

Item 17.                  Brokerage Allocation and
                          Other Practices                               Portfolio Transactions

Item 18.                  Capital Stock and Other
                          Securities                                    Capital Stock

Item 19.                  Purchase, Redemption and
                          Pricing of Securities
                          Being Offered                                 Management; Net Asset Value; Additional Purchase and
                                                                        Redemption Information

Item 20.                  Tax Status                                    Additional Information Concerning Taxes

Item 21.                  Underwriters                                  Management; Additional Purchase and Redemption Information

Item 22.                  Calculation of Performance
                          Data                                          Performance Data

Item 23.                  Financial Statements                          Financial Statements

--------------------------------------------------------------------------------
                               SALOMON  BROTHERS
                               INVESTMENT  SERIES

--------------------------------------------------------------------------------

                               PROSPECTUS  &
                               APPLICATION

                                                 , 1996


                                              -CASH MANAGEMENT FUND
                                              -NEW YORK MUNICIPAL BOND FUND
                                              -NATIONAL INTERMEDIATE MUNICIPAL
                                                 FUND
                                              -U.S. GOVERNMENT INCOME FUND
                                              -HIGH YIELD BOND FUND
                                              -STRATEGIC BOND FUND
                                              -TOTAL RETURN FUND
                                              -ASIA GROWTH FUND
                                              -INVESTORS FUND



 For Information About Salomon Brothers Investment Series Consult The Following
                                   Prospectus

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                             SUBJECT TO COMPLETION
                             PRELIMINARY PROSPECTUS
                              DATED MARCH 29, 1996

--------------------------------------------------------------------------------
SALOMON BROTHERS
INVESTMENT SERIES

       7 WORLD TRADE CENTER - NEW YORK, NEW YORK 10048 - (800) SALOMON OR
                                 (800) 725-6666

SALOMON BROTHERS INVESTMENT SERIES CONSISTS OF SALOMON BROTHERS CASH MANAGEMENT FUND (THE "CASH MANAGEMENT FUND"), SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND (THE "NEW YORK MUNICIPAL BOND FUND"), SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (THE "NATIONAL INTERMEDIATE MUNICIPAL FUND"), SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND (THE "U.S. GOVERNMENT INCOME FUND"), SALOMON BROTHERS HIGH YIELD BOND FUND (THE "HIGH YIELD BOND FUND"), SALOMON BROTHERS STRATEGIC BOND FUND (THE "STRATEGIC BOND FUND"), SALOMON BROTHERS TOTAL RETURN FUND (THE "TOTAL RETURN FUND"), SALOMON BROTHERS ASIA GROWTH FUND (THE "ASIA GROWTH FUND") AND SALOMON BROTHERS INVESTORS FUND INC (THE "INVESTORS FUND") (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). EACH OF THE FUNDS, EXCEPT FOR THE INVESTORS FUND, IS AN INVESTMENT PORTFOLIO OF SALOMON BROTHERS SERIES FUNDS INC, AN OPEN-END MANAGEMENT INVESTMENT COMPANY. THE INVESTORS FUND IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. EACH OF THE FUNDS HAS A SPECIFIC INVESTMENT OBJECTIVE.
                                                        continued on next page-
       ------------------------------------------------------------------


THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S) AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN HIGH YIELD SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. HIGH-YIELDING, LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. SEE "ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS."


This Prospectus sets forth concisely the information a prospective investor should know before investing in a Fund. This Prospectus should be read and retained for ready reference to information about a Fund. A Statement of
Additional Information dated           , 1996, containing additional information
about each Fund (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling at the address and telephone number printed above.

       ------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           SALOMON BROTHERS ASSET MANAGEMENT INC--INVESTMENT MANAGER
                       SALOMON BROTHERS INC--DISTRIBUTOR
                                            , 1996
continued from previous page

- The CASH MANAGEMENT FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share. THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

- The NEW YORK MUNICIPAL BOND FUND seeks to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from the personal income taxes of New York State and New York City. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

- The NATIONAL INTERMEDIATE MUNICIPAL FUND seeks a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

- The U.S. GOVERNMENT INCOME FUND seeks a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

- The HIGH YIELD BOND FUND seeks to maximize current income. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation.

- The STRATEGIC BOND FUND seeks a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Strategic Bond Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the Fund's investment manager has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the Fund's investment manager does not anticipate investing in excess of 75% of the Fund's assets in such securities.

- The TOTAL RETURN FUND seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

- The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined in this Prospectus).

- The INVESTORS FUND seeks long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                Summary                                                   4
                                Expense Information                                       9
                                Financial Highlights                                     14
                                Investment Objectives and Policies                       22
                                Additional Investment Activities and Risk Factors        48
                                Multiple Pricing System                                  67
                                Investment Limitations                                   72
                                Management                                               75
                                Determination of Net Asset Value                         81
                                Purchase of Shares                                       82
                                Redemption of Shares                                     89
                                Performance Information                                  93
                                Dividends and Distributions                              95
                                Taxation                                                 97
                                Shareholder Services                                    101
                                Account Services                                        104
                                Capital Stock                                           104
                                Appendix A                                              A-1
                                Appendix B                                              B-1

-----------------------------------------------------------------------
SUMMARY

THE FUNDS


Each of the Funds, except for the Investors Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the "Series Funds"), an open-end investment company incorporated in Maryland on April 17, 1990. The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Asia Growth Fund are newly or recently organized portfolios of the Series Funds. The Investors Fund is an open-end management investment company incorporated in Maryland on April 2, 1958.


Each of the Funds, except the Asia Growth Fund, is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

THE FUNDS' OBJECTIVES AND POLICIES

CASH MANAGEMENT FUND. The objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will seek to attain its objective by investing in a broad range of high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, including the following:
(1) securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof, (2) obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets, (3) high quality commercial paper and other high-quality short-term debt obligations, and (4) obligations of the International Bank for Reconstruction and Development, other supranational organizations and foreign governments and their agencies and instrumentalities. The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above.

NEW YORK MUNICIPAL BOND FUND. The objective of the New York Municipal Bond Fund is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from the personal income taxes of New York State and New York City. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

NATIONAL INTERMEDIATE MUNICIPAL FUND. The objective of the National Intermediate Municipal Fund is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

U.S. GOVERNMENT INCOME FUND. The objective of the U.S. Government Income Fund is to seek a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The Fund will not knowingly

SALOMON  BROTHERS  INVESTMENT  SERIES

invest in "high risk mortgage securities" (as defined herein).

HIGH YIELD BOND FUND. The objective of the High Yield Bond Fund is to maximize current income. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality. As a secondary objective, the Fund will seek capital appreciation.

STRATEGIC BOND FUND. The primary objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Strategic Bond Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Strategic Bond Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

ASIA GROWTH FUND. The Asia Growth Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined under "Investment Objectives and Policies").

INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

There can be no assurance that the investment objective(s) of any Fund will be achieved. See "Investment Objectives and Policies."

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of Salomon Brothers Inc ("Salomon Brothers"), is the investment manager of the Funds. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. For its services as investment manager, the Cash Management Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets; the New York Municipal Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets; the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Strategic Bond Fund pays

SALOMON  BROTHERS  INVESTMENT  SERIES


SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets; the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets and the Investors Fund pays SBAM a performance-based fee which consists of a quarterly base fee, based on the Fund's average daily net assets, at an annual rate of
 .50% of the Fund's first $350 million, .40% on the next $150 million, .375% on the next $250 million, .35% on the next $250 million and .30% on the amount in excess of $1 billion, and which may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"). See "Management."


With respect to the Strategic Bond Fund, SBAM has entered into a subsidiary consulting agreement with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. Subject to the supervision of SBAM, Salomon Brothers Asia Pacific Limited ("SBAM AP") will serve as a sub-adviser to the Asia Growth Fund. SBAM Limited and SBAM AP are compensated by SBAM at no additional cost to the Funds.

PURCHASE OF SHARES

Shares of each Fund may be purchased at their next determined net asset value plus, in the case of Class A shares, a front end sales charge, from a selected dealer or as otherwise set forth under "Purchase of Shares." The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for Individual Retirement Accounts ("IRAs") and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See "Purchase of Shares" and "Shareholder Services."

REDEMPTION OF SHARES

Each Fund redeems shares at the applicable next determined net asset value, less the applicable contingent deferred sales charge ("CDSC"), if any. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time. See "Redemption of Shares."

CLASSES OF SHARES

Each Fund offers three classes of shares ("Class A" shares, "Class B" shares and "Class C" shares) to the general public, with each class having different sales charge structures and expense levels (the "Multiple Pricing System"). In addition, each Fund has Class O shares which are offered only to existing Class O shareholders. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See "Multiple Pricing System."

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% (with the exception of Class A shares of the Cash Management Fund, which are offered without such a charge). In addition, Class A shares are subject to an ongoing 12b-1 service fee at an annual rate of .25% of their respective average

SALOMON  BROTHERS  INVESTMENT  SERIES

daily net assets (with the exception of Class A shares of the Cash Management Fund, which bear no such fees). Certain purchases of Class A shares qualify for a waived or reduced front end sales charge. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. See "Purchase of Shares--Class A Shares" and "Redemption of Shares--Class A Share Purchases of $1 million or more."

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year (with the exception of Class B shares of the Cash Management Fund, which are not subject to any CDSC upon redemption). The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to an ongoing 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund, which bear no such fees). Class B shares (except for shares of the Cash Management
Fund) will automatically convert, based upon relative net asset value, to Class A shares of the same Fund six years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% of the dollar amount subject thereto on redemptions made within one year of purchase (with the exception of Class C shares of the Cash Management Fund, which are not subject to any CDSC upon redemption). The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class C shares are subject to an ongoing 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing 12b-1 service fee at an annual rate of
 .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund, which bear no such fees). Class C shares (except for shares of the Cash Management Fund) will automatically convert, based upon relative net asset value, to Class A shares of the same Fund ten years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. Class O shares are not subject to any sales charges or 12b-1 fees.

For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see "Multiple Pricing System--Factors for Consideration."

DIVIDENDS AND DISTRIBUTIONS


Substantially all of the net investment income of the Cash Management Fund, the New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will be declared as a daily dividend, and shareholders will receive such dividends monthly. The Asia Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund will pay dividends from net investment income quarterly. Each Fund will pay net realized long-term

SALOMON  BROTHERS  INVESTMENT  SERIES

capital gains annually. It is anticipated that the expenses incurred by each class of each fund (other than Cash Management Fund) will differ and accordingly the dividends distributed by each such class will differ. See "Dividends and Distributions." Dividends and distributions are reinvested in additional shares of the same class of a Fund unless a shareholder requests otherwise. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B and Class C shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. A portion of the dividends of the New York Municipal Bond Fund and the National Intermediate Municipal Fund may be subject to the federal alternative minimum tax. See "Multiple Pricing System," "Dividends and Distributions" and "Taxation."

RISK FACTORS


Prospective investors should consider certain risks associated with an investment in each Fund. Certain Funds may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, investing in foreign securities (including emerging market securities), investing in warrants, investing in municipal obligations, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, investing in zero coupon securities, investing in loan participations and assignments, lending portfolio securities and high portfolio turnover rates. Certain Funds may engage in derivatives which involve special risks. Because the New York Municipal Bond Fund intends to significantly invest in New York municipal obligations it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Investment Objectives and Policies" and "Additional Investment Activities and Risk Factors."

--------------------------------------------------------------------------------
EXPENSE INFORMATION

Each Fund offers multiple classes of shares. Each share of a Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses applicable to each class of shares of each Fund:

                                        CLASS A             CLASS B          CLASS C    CLASS O(D)
                                     -------------------------------------------------------------
SHAREHOLDERS TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
Purchases of Shares (as a percentage
  of offering price)
  All Funds except Cash Management   4.75%(a)       None                    None       None
    Fund
  Cash Management Fund               None           None                    None       None
Sales Charge Imposed on Reinvested
Dividends
  All Funds                          None           None                    None       None
Contingent Deferred Sales Charge
(as a percentage of original
  purchase price or redemption
price, whichever is lower)
  All Funds except Cash Management   1% during the  5% first year,          1% during  None
    Fund                             first year for 5% second year,         the first
                                     purchases of   4% third year,          year(c)
                                     $1 million or  3% fourth year,
                                     more(b)        2% fifth year,
                                                    1% sixth year, and
                                                    0% after sixth year(c)
  Cash Management Fund               None           None                    None       None
Redemption Fees
  All Funds                          None           None                    None       None
Exchange Fee
  All Funds                          None           None                    None       None

       ------------------------------------------------------------------

(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over. See "Purchase of Shares--Class A Shares."

(b) See "Purchase of Shares--Class A Shares" and "Redemption of Shares--Class A Shares."

(c) See "Purchase of Shares--Class B Shares" and "--Class C Shares" and "Redemption of Shares--Class B Shares" and "--Class C Shares."

(d) Only Class O shareholders are permitted to purchase additional Class O shares.

SALOMON  BROTHERS  INVESTMENT  SERIES

ANNUAL FUND OPERATING EXPENSES


Information in the table below is given as a percentage of average daily net assets after fee waivers and expense reimbursements in certain cases, as indicated. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund commenced investment operations on February 22, 1995 and Total Return Fund commenced investment operations on September 11, 1995. Information shown in the table below with respect to these Funds, therefore, is annualized.



                              FUND                               CLASS A     CLASS B     CLASS C     CLASS O
------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees                                                    --          --          --          --
  Other expenses (after reimbursement)*+                            .55%        .55%        .55%        .55%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+    .55%       .55%        .55%        .55%
NEW YORK MUNICIPAL BOND
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)*+                            .50%        .50%        .50%        .50%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+    .75%      1.50%       1.50%        .50%
NATIONAL INTERMEDIATE MUNICIPAL
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)*+                            .50%        .50%        .50%        .50%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+    .75%      1.50%       1.50%        .50%
U.S. GOVERNMENT INCOME
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)*+                            .60%        .60%        .60%        .60%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+    .85%      1.60%       1.60%        .60%
HIGH YIELD BOND
  Management fees (after waiver)++                                  .20%        .20%        .20%        .20%
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses*+                                                  .79%        .76%        .78%        .80%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver)++                   1.24%       1.96%       1.98%       1.00%
STRATEGIC BOND
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)*+                            .98%        .97%        .99%        .99%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+   1.23%      1.97%       1.99%        .99%
TOTAL RETURN
  Management fees (after waiver)+                                    --          --          --          --
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)*+                            .49%        .49%        .51%        .51%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after waiver and reimbursement)+    .74%      1.49%       1.51%        .51%
ASIA GROWTH
  Management fees                                                   .80%        .80%        .80%        .80%
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses (after reimbursement)***+++                        .19%        .19%        .19%        .19%
                                                                    ---         ---         ---         ---
  Total fund operating expenses (after reimbursement)***           1.24%       1.99%       1.99%        .99%
INVESTORS
  Management fees****                                               .41%        .41%        .41%        .41%
  Rule 12b-1 fees**                                                 .25%       1.00%       1.00%         --
  Other expenses*                                                   .28%        .30%        .27%        .28%
                                                                    ---         ---         ---         ---
  Total fund operating expenses                                     .94%       1.71%       1.68%        .69%

SALOMON  BROTHERS  INVESTMENT  SERIES

       ------------------------------------------------------------------


+ Reflects the voluntary waiver of management fees and reimbursement of certain expenses by SBAM for the period ended December 31, 1995. Absent such waiver and reimbursement, the ratio of management fees to the average daily net assets for each class of shares of Cash Management, New York Municipal Bond, National Intermediate Municipal, U.S. Government Income, Strategic Bond and Total Return would be .20%, .50%, .50%, .60%, .75% and .55% respectively, the ratio of other expenses to average daily net assets of (i) Cash Management would be 1.15%, 1.14%, 1.14% and 1.14% for Class A, Class B, Class C and Class O, respectively,
        (ii) New York Municipal Bond would be 2.21%, 2.20%, 2.21% and 2.21% for Class A, Class B, Class C and Class O, respectively, (iii) National Intermediate would be .96%, .95%, .96% and .96% for Class A, Class B, Class C and Class O, respectively, (iv) U.S. Government Income would be 1.05%, 1.04%, 1.04% and 1.04% for Class A, Class B, Class C and Class O, respectively, (v) Strategic Bond would be 1.11%, 1.10%, 1.12% and 1.12% for Class A, Class B, Class C and Class O, respectively and (vi) Total Return would be .65%, .64%, .67% and .67%, respectively, and the ratio of total fund operating expenses to the average daily net assets of (i) Cash Management would be 1.35%, 1.34%, 1.34% and 1.34% for Class A, Class B, Class C and Class O, respectively, (ii) New York Municipal Bond would be 2.96%, 3.70%, 3.71% and 2.71% for Class A, Class B, Class C and Class O, respectively, (iii) National Intermediate Municipal would be 1.71%, 2.45%, 2.46% and 1.46% for Class A, Class B, Class C and Class O, respectively, (iv) U.S. Government Income would be 1.90%, 2.64%, 2.64% and 1.64% for Class A, Class B, Class C and Class O, respectively, (v) Strategic Bond would be 2.11%, 2.85%, 2.87% and 1.87% for Class A, Class B, Class C and Class O, respectively, and (vi) Total Return would be 1.45%, 2.19%, 2.22% and 1.22%, respectively. For the fiscal year ended December 31, 1996, SBAM has voluntarily agreed to impose an expense cap on each Fund's total fund operating expenses at the amounts shown for each Fund in the table above through reimbursement of expenses and, to the extent necessary, waiver of management fees.



* The amounts set forth for "Other expenses" are based on the Fund's operating expenses for the fiscal year ended December 31, 1995 which are calculated as a percentage of average daily net assets and includes fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.



** Upon conversion, Class B and Class C shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual 12b-1 fee of 1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a .75% distribution fee and a .25% service fee. See "Multiple Pricing System--Conversion Feature."



++ Reflects the voluntary partial waiver of the management fees by SBAM for the fiscal year ended December 31, 1995. Absent such waiver, the ratio of management fees to the average daily net assets for each class of shares of the High Yield Bond Fund would be .75% and the ratio of total fund operating expenses to the average daily net assets would be 1.80%, 2.51%, 2.54% and 1.55% for Class A, Class B, Class C and Class O, respectively. For the fiscal year ended December 31, 1996, SBAM has voluntarily agreed to impose an expense cap on the total fund operating expenses at the amount shown in the table above through reimbursement of expenses and, to the extent necessary, waiver of management fees.



*** Reflects a voluntary expense cap which SBAM has agreed to impose for the fiscal year ended December 31, 1996. Absent such expense cap, the ratio of other expenses to average daily net assets would be .77%, .77%, .77% and .77% for Class A, Class B, Class C and Class O, respectively, and the ratio of total fund operating expenses to the average daily net assets would be 1.82%, 2.57%, 2.57% and 1.57% for Class A, Class B, Class C and Class O, respectively.



+++ As of the date of this Prospectus, the Fund had not yet commenced investment operations. The amounts set forth for "Other Expenses" are therefore based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.



**** The Investors Fund pays a performance-based management fee. Management fees included in the table above reflect the performance of the Fund through the year ended December 31, 1995. See "Management."


The fees and expenses listed under the caption "Annual Fund Operating Expenses" are described in this Prospectus under the captions "Management" and "Purchase of Shares--Distributor."

For additional information with respect to the expenses identified in the table above, see "Management" in the Statement of Additional Information.

SALOMON  BROTHERS  INVESTMENT  SERIES

EXAMPLE:


The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of each Fund. The example assumes payment by each Fund of operating expenses at the levels set forth in the preceding table and are also based upon the following assumptions:


An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period, with the exception of the lines marked "Class B No redemption," in which case it is assumed that no redemption is made at the end of each time period:


                         FUND                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
CASH MANAGEMENT
  Class A Shares                                            $ 6        $ 18        $ 31        $  69
  Class B Shares                                            $ 6        $ 18        $ 31        $  69
  Class C Shares                                            $ 6        $ 18        $ 31        $  69
  Class O Shares                                            $ 6        $ 18        $ 31        $  69
NEW YORK MUNICIPAL BOND
  Class A Shares*                                           $55        $ 70        $ 87        $ 136
  Class B Shares**                                          $65        $ 87        $102        $ 140***
  Class B No redemption                                     $15        $ 47        $ 82        $ 140***
  Class C Shares**                                          $25        $ 47        $ 82        $ 179
  Class O Shares                                            $ 5        $ 16        $ 28        $  63
NATIONAL INTERMEDIATE MUNICIPAL
  Class A Shares*                                           $55        $ 70        $ 87        $ 136
  Class B Shares**                                          $65        $ 87        $102        $ 140***
  Class B No redemption                                     $15        $ 47        $ 82        $ 140***
  Class C Shares**                                          $25        $ 47        $ 82        $ 179
  Class O Shares                                            $ 5        $ 16        $ 28        $  63
U.S. GOVERNMENT INCOME
  Class A Shares*                                           $56        $ 73        $ 92        $ 147
  Class B Shares**                                          $66        $ 90        $107        $ 151***
  Class B No redemption                                     $16        $ 50        $ 87        $ 151***
  Class C Shares**                                          $26        $ 50        $ 87        $ 190
  Class O Shares                                            $ 6        $ 19        $ 33        $  75
HIGH YIELD BOND
  Class A Shares*                                           $60        $ 85        $112        $ 190
  Class B Shares**                                          $70        $102        $126        $ 193***
  Class B No redemption                                     $20        $ 62        $106        $ 193***
  Class C Shares**                                          $30        $ 62        $107        $ 231
  Class O Shares                                            $10        $ 32        $ 55        $ 122
STRATEGIC BOND
  Class A Shares*                                           $59        $ 85        $112        $ 189
  Class B Shares**                                          $70        $102        $126        $ 193***
  Class B No redemption                                     $20        $ 62        $106        $ 193***
  Class C Shares**                                          $30        $ 62        $107        $ 231
  Class O Shares                                            $10        $ 32        $ 55        $ 122
TOTAL RETURN
  Class A Shares*                                           $55        $ 70         N/A          N/A
  Class B Shares**                                          $65        $ 87         N/A          N/A
  Class B No redemption                                     $15        $ 47         N/A          N/A
  Class C Shares**                                          $25        $ 48         N/A          N/A
  Class O Shares                                            $ 5        $ 16         N/A          N/A

SALOMON  BROTHERS  INVESTMENT  SERIES


                         FUND                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
ASIA GROWTH
  Class A Shares*                                           $60        $ 85         N/A          N/A
  Class B Shares**                                          $70        $102         N/A          N/A
  Class B No redemption                                     $20        $ 62         N/A          N/A
  Class C Shares**                                          $30        $ 62         N/A          N/A
  Class O Shares                                            $10        $ 32         N/A          N/A
INVESTORS
  Class A Shares*                                           $57        $ 76        $ 97        $ 157
  Class B Shares**                                          $67        $ 94        $113        $ 163***
  Class B No redemption                                     $17        $ 54        $ 93        $ 163***
  Class C Shares**                                          $27        $ 53        $ 91        $ 199
  Class O Shares                                            $ 7        $ 22        $ 38        $  86


       ------------------------------------------------------------------

* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.

** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.

*** Reflects the conversion to Class A shares six years after purchase, and therefore years seven through ten reflect Class A expenses.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%.

Because a portion of the 12b-1 fees payable by Class B and Class C shares is considered an asset based sales charge by the National Association of Securities Dealers, Inc. ("NASD"), long-term shareholders in Class B and Class C of each Fund (other than the Cash Management Fund) may pay more than the economic equivalent of the maximum front end sales charges permitted by the NASD.

The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements of the applicable Fund contained in the Statement of Additional Information. The financial statements and financial highlights of the Cash Management Fund, the New York Municipal Bond Fund, National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and the Investors Fund for each of the periods indicated for the applicable Fund have been audited by Price Waterhouse LLP, whose unqualified reports thereon are included in the Statement of Additional Information. The Statement of Additional Information may be obtained by shareholders by writing or calling at the address or telephone number printed on the front cover. Financial highlights are not presented for any class of shares of the Asia Growth Fund since no such shares were outstanding during those periods. As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund were reclassified as Class O shares.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SALOMON  BROTHERS  INVESTMENT  SERIES

                              CASH MANAGEMENT FUND

                                                          CLASS A      CLASS B      CLASS C
                                                          ----------------------------------

                                                             YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.000       $1.000       $1.000
                                                          --------     --------     --------
Net investment income                                       0.044        0.043        0.043
Dividends from net investment income                       (0.044)      (0.043)      (0.043)
                                                          --------     --------     --------
Net asset value, end of period                             $1.000       $1.000       $1.000
                                                          ========     ========     ========
Net assets, end of period (thousands)                      $1,756       $2,238       $  183
Total return*                                               +4.5%        +4.4%        +4.4%
Ratio to average net assets:
  Expenses                                                  0.55%        0.55%        0.55%
  Net investment income                                     5.42%        5.38%        5.40%
Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share would have been:
  Net investment income per share                          $0.037       $0.037       $0.036
  Expense ratio                                             1.35%        1.34%        1.34%



                          NEW YORK MUNICIPAL BOND FUND



                                                          CLASS A      CLASS B      CLASS C
                                                          ----------------------------------

                                                             YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.96       $ 8.96       $ 8.96
                                                          --------     --------     --------
Net investment income                                        0.42         0.36         0.36
Net gain (loss) on securities and futures
  (both realized and unrealized)                             1.14         1.14         1.14
                                                          --------     --------     --------
Total from investment operations                             1.56         1.50         1.50
                                                          --------     --------     --------
Dividends from net investment income                        (0.41)       (0.35)       (0.35)
Distributions from net realized gain on securities and
  futures                                                      --           --           --
                                                          --------     --------     --------
Total dividends and distributions                           (0.41)       (0.35)       (0.35)
                                                          --------     --------     --------
Net asset value, end of period                             $10.11       $10.11       $10.11
                                                          ========     ========     ========
Net assets, end of period (thousands)                      $  546       $  528       $  266
Total return*                                              +17.7%       +17.0%       +17.0%
Ratios to average net assets:
  Expenses                                                  0.75%        1.50%        1.50%
  Net investment income                                     5.12%        4.30%        4.38%
Portfolio turnover rate                                       22%          22%          22%
Before waiver of management fee, expenses absorbed by
  SBAM and credits earned on custodian cash balances,
  net investment income per share and expense ratios
  would have been:
  Net investment income per share                          $0.24        $0.17        $0.18
  Expense ratio                                             2.96%        3.70%        3.71%


       ------------------------------------------------------------------


(a) February 1, 1993, commencement of investment operations, through December 31, 1993.



(b) October 2, 1990, commencement of operations, through December 31, 1990.



 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.



**  Annualized.

SALOMON  BROTHERS  INVESTMENT  SERIES


                              CLASS O
-------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
                YEAR ENDED DECEMBER 31,                     DECEMBER
-------------------------------------------------------     31,
 1995        1994        1993        1992        1991       1990(b)
-------------------------------------------------------------------
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 ------      ------      ------      ------      ------      ------
  0.055       0.038       0.027       0.033       0.055       0.019
 (0.055)     (0.038)     (0.027)     (0.033)     (0.055)     (0.019)
 ------      ------      ------      ------      ------      ------
$ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 ======      ======      ======      ======      ======      ======
$ 6,684     $19,127     $15,049     $11,613     $22,982     $10,293
  +5.6%       +3.9%       +2.7%       +3.4%       +5.7%       +1.9%
  0.55%       0.61%       0.65%       0.65%       0.65%       0.65%**
  5.46%       3.79%       2.68%       3.41%       5.43%       7.46%**
$ 0.047     $ 0.036     $ 0.025     $ 0.030     $ 0.053     $ 0.018
  1.34%       0.81%       0.85%       0.85%       0.85%       0.97%**



--------------------------------
            CLASS O
--------------------------------
                        PERIOD
YEAR ENDED DECEMBER      ENDED
        31,             DECEMBER
-------------------     31,
 1995        1994       1993(a)
--------------------------------
$  8.98     $ 10.44     $ 10.00
 ------      ------      ------
   0.53        0.55        0.46
   1.12       (1.46)       0.46
 ------      ------      ------
   1.65       (0.91)       0.92
 ------      ------      ------
  (0.52)      (0.55)      (0.46)
     --          --       (0.02)
 ------      ------      ------
  (0.52)      (0.55)      (0.48)
 ------      ------      ------
$ 10.11     $  8.98     $ 10.44
 ======      ======      ======
$ 2,494     $ 3,333     $ 8,364
 +18.8%       -8.8%       +9.4%
  0.50%       0.50%       0.50%**
  5.50%       5.72%       4.99%**
    22%         63%         24%
$ 0.32     $  0.49     $  0.40
  2.71%       1.17%       1.24%**

SALOMON  BROTHERS  INVESTMENT  SERIES


                      NATIONAL INTERMEDIATE MUNICIPAL FUND



                                                        CLASS A      CLASS B      CLASS C      CLASS O
                                                        -----------------------------------------------
                                                                 PERIOD ENDED DECEMBER 31, 1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.00       $10.00       $10.00       $10.00
                                                        --------     --------     --------     --------
Net investment income                                      0.40         0.34         0.34         0.42
Net gain on investments (both realized and
  unrealized)                                              0.46         0.45         0.45         0.46
                                                        --------     --------     --------     --------
Total from investment operations                           0.86         0.79         0.79         0.88
                                                        --------     --------     --------     --------
Dividends from net investment income                      (0.40)       (0.34)       (0.34)       (0.42)
Distributions from net realized gain on investments       (0.03)       (0.03)       (0.03)       (0.03)
                                                        --------     --------     --------     --------
Total dividends and distributions                         (0.43)       (0.37)       (0.37)       (0.45)
                                                        --------     --------     --------     --------
Net asset value, end of period                           $10.43       $10.42       $10.42       $10.43
                                                        =========    ========     =========    =========
Net assets, end of period (thousands)                    $  569       $  432       $  271       $9,675
Total return*                                             +8.7%        +8.0%        +8.0%        +9.0%
Ratios to average net assets:
  Expenses                                                0.75%**      1.50%**      1.50%**      0.50%**
  Net investment income                                   4.63%**      3.85%**      3.85%**      4.86%**
Portfolio turnover rate                                     29%          29%          29%          29%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
  Net investment income per share                        $0.32       $ 0.25       $ 0.25       $ 0.34
  Expense ratio                                           1.71%**      2.45%**      2.46%**      1.46%**



                          U.S. GOVERNMENT INCOME FUND



                                                        CLASS A      CLASS B      CLASS C      CLASS O
                                                        -----------------------------------------------
                                                                PERIOD ENDED DECEMBER 31, 1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.00       $10.00       $10.00       $10.00
                                                        --------     --------     --------     --------
Net investment income                                      0.49         0.43         0.43         0.52
Net gain on investments
  (both realized and unrealized)                           0.43         0.43         0.43         0.42
                                                        --------     --------     --------     --------
Total from investment operations                           0.92         0.86         0.86         0.94
                                                        --------     --------     --------     --------
Dividends from net investment income                      (0.49)       (0.43)       (0.43)       (0.52)
Distributions from net realized gain on investments       (0.10)       (0.10)       (0.10)       (0.10)
Distributions in excess of net realized gain on
  investments                                             (0.01)       (0.01)       (0.01)          --
                                                        --------     --------     --------     --------
Total dividends and distributions                         (0.60)       (0.54)       (0.54)       (0.62)
                                                        --------     --------     --------     --------
Net asset value, end of period                           $10.32       $10.32       $10.32       $10.32
                                                        =========    ========     =========    =========
Net assets, end of period (thousands)                    $  278       $  572       $  273       $9,552
Total return*                                             +9.5%        +8.8%        +8.8%        +9.7%
Ratios to average net assets:
  Expenses                                                0.85%**      1.60%**      1.60%**      0.60%**
  Net investment income                                   5.67%**      4.85%**      4.92%**      5.92%**
Portfolio turnover rate                                    230%         230%         230%         230%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
  Net investment income per share                        $0.40       $ 0.34       $ 0.34       $ 0.42
  Expense ratio                                           1.90%**      2.64%**      2.64%**      1.64%**


       ------------------------------------------------------------------


(a) February 22, 1995, commencement of investment operations, through December 31, 1995.



* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.



**  Annualized.

SALOMON  BROTHERS  INVESTMENT  SERIES


                              HIGH YIELD BOND FUND



                                                        CLASS A      CLASS B      CLASS C      CLASS O
                                                        -----------------------------------------------
                                                                PERIOD ENDED DECEMBER 31, 1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.00       $10.00       $10.00       $10.00
                                                        --------     --------     --------     --------
Net investment income                                      0.92         0.85         0.85         0.95
Net gain on investments
  (both realized and unrealized)                           0.67         0.68         0.68         0.67
                                                        --------     --------     --------     --------
Total from investment operations                           1.59         1.53         1.53         1.62
                                                        --------     --------     --------     --------
Dividends from net investment income                      (0.91)       (0.85)       (0.85)       (0.93)
Distributions from net realized gain on investments       (0.15)       (0.15)       (0.15)       (0.15)
                                                        --------     --------     --------     --------
Total dividends and distributions                         (1.06)       (1.00)       (1.00)       (1.08)
                                                        --------     --------     --------     --------
Net asset value, end of period                           $10.53       $10.53       $10.53       $10.54
                                                        =========    ========     =========    =========
Net assets, end of period (thousands)                    $10,789      $10,108      $1,274       $7,854
Total return*                                            +16.6%       +15.7%       +15.8%       +16.8%
Ratios to average net assets:
  Expenses                                                1.24%**      1.96%**      1.98%**      1.00%**
  Net investment income                                  10.58%**      9.53%**      9.61%**     10.59%**
Portfolio turnover rate                                    109%         109%         109%         109%
Before waiver of management fee by SBAM and credits
  earned on custodian cash balances, net investment
  income per share and expense ratios would have
  been:
  Net investment income per share                        $ 0.87       $ 0.80       $ 0.80       $ 0.90
  Expense ratio                                            1.80%**      2.51%**      2.54%**      1.55%**



                              STRATEGIC BOND FUND



                                                        CLASS A      CLASS B      CLASS C      CLASS O
                                                        -----------------------------------------------
                                                                PERIOD ENDED DECEMBER 31, 1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $10.00       $10.00       $10.00       $10.00
                                                        --------     --------     --------     --------
Net investment income                                      0.84         0.76         0.77         0.87
Net gain on investments
  (both realized and unrealized)                           0.78         0.79         0.78         0.77
                                                        --------     --------     --------     --------
Total from investment operations                           1.62         1.55         1.55         1.64
                                                        --------     --------     --------     --------
Dividends from net investment income                      (0.85)       (0.78)       (0.78)       (0.87)
Distributions from net realized gain on investments       (0.24)       (0.24)       (0.24)       (0.24)
                                                        --------     --------     --------     --------
Total dividends and distributions                         (1.09)       (1.02)       (1.02)       (1.11)
                                                        --------     --------     --------     --------
Net asset value, end of period                           $10.53       $10.53       $10.53       $10.53
                                                        =========    ========     =========    =========
Net assets, end of period (thousands)                    $  513       $1,879       $  411       $9,763
Total return*                                            +16.8%       +16.1%       +16.1%       +17.0%
Ratios to average net assets:
  Expenses                                                1.23%**      1.97%**      1.99%**      0.99%**
  Net investment income                                   9.51%**      8.75%**      8.77%**      9.74%**
Portfolio turnover rate                                    161%         161%         161%         161%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
  Net investment income per share                        $ 0.76       $ 0.69       $ 0.70       $ 0.79
  Expense ratio                                            2.11%**      2.85%**      2.87%**      1.87%**


       ------------------------------------------------------------------


(a) February 22, 1995, commencement of investment operations, through December 31, 1995.



* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.



**  Annualized.

SALOMON  BROTHERS  INVESTMENT  SERIES


                               TOTAL RETURN FUND



                                                        CLASS A      CLASS B      CLASS C      CLASS O
                                                          ---------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(A)SEC.
---------------------------------------------------
Net asset value, beginning of period                     $10.00       $10.00       $10.00       $10.00
                                                        --------     --------     --------     --------
Net investment income                                      0.15         0.13         0.14         0.17
Net gain on investments
  (both realized and unrealized)                           0.52         0.51         0.51         0.52
                                                        --------     --------     --------     --------
Total from investment operations                           0.67         0.64         0.65         0.69
                                                        --------     --------     --------     --------
Dividends from net investment income                      (0.11)       (0.09)       (0.08)       (0.11)
Distributions from net realized gain on investments       (0.01)       (0.01)       (0.01)       (0.01)
                                                        --------     --------     --------     --------
Total dividends and distributions                         (0.12)       (0.10)       (0.09)       (0.12)
                                                        --------     --------     --------     --------
Net asset value, end of period                           $10.55       $10.54       $10.56       $10.57
                                                        =========    ========     =========    =========
Net assets, end of period (thousands)                    $3,658       $5,378       $  445       $4,494
Total return*                                             +6.7%        +6.4%        +6.5%        +6.9%
Ratios to average net assets:
  Expenses                                                0.74%**      1.49%**      1.51%**      0.51%**
  Net investment income                                   4.82%**      4.06%**      4.26%**      5.30%**
Portfolio turnover rate                                     16%          16%          16%          16%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
  Net investment income per share                        $ 0.13       $ 0.11       $ 0.11       $ 0.15
  Expense ratio                                           1.45%**      2.19%**      2.22%**      1.22%**



                                 INVESTORS FUND


            CLASS A      CLASS B      CLASS C
            ----------------------------------

                 YEAR ENDED DECEMBER 31,
            ----------------------------------
                           1995
-------
Net
  asset
 value,
 beginning
  of
  period     $13.61       $13.61       $13.61
            --------     --------     --------
Net
investment
  income       0.19         0.10         0.09
Net
  gain
 (loss)
  on
  investments
  (both
  realized
  and
  unrealized)    4.55       4.54         4.55
            --------     --------     --------
Total
  from
  investment
  operations    4.74        4.64         4.64
            --------     --------     --------
Dividends
  from
  net
  investment
  income      (0.23)       (0.14)       (0.14)
Distributions
  from net
  realized
  gain on
  investments   (1.50)     (1.50)       (1.50)
            --------     --------     --------
Total
dividends
  and
  distributions   (1.73)   (1.64)       (1.64)
            --------     --------     --------
Net
  asset
 value,
  end
  of
 period      $16.62       $16.61       $16.61
            =========    ========     =========
Net
assets,
  end
  of
 period
 (thousands)  $  441      $  716       $  306
Total
return*      +35.3%       +34.5%       +34.5%
Ratios
  to
average
  net
assets:
  Expenses    0.94%        1.71%        1.68%
  Net
  investment
    income    1.41%        0.63%        0.66%
Portfolio
 turnover
  rate          86%          86%          86%


       ------------------------------------------------------------------


(a) September 11, 1995, commencement of investment operations, through December 31, 1995.



sec. Per share information calculated using the average shares outstanding method, which more accurately represent amounts.



* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.



**  Annualized.



*** Includes $.05 per share of non cash income and special dividends received in 1989.



+ Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the

   Fund's investment manager.

SALOMON  BROTHERS  INVESTMENT  SERIES


                                                               CLASS O
                ----------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                ----------------------------------------------------------------------------------------------------
      1995         1994         1993         1992         1991        1990+         1989         1988         1987         1986
                ----------------------------------------------------------------------------------------------------
    $  13.63     $  15.60     $  16.10     $  17.10     $  14.54     $  16.65     $  15.55     $  14.77     $  17.37     $  19.86
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
        0.27         0.27         0.32         0.41         0.44         0.49         0.66***      0.52         0.49         0.51
        4.48        (0.48)        2.03         0.79         3.68        (1.555)       2.66         1.885        (.32)        2.085
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
        4.75        (0.21)        2.35         1.20         4.12        (1.065)       3.32         2.405         .17         2.595
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
       (0.27)       (0.27)       (0.33)       (0.41)       (0.46)       (0.55)        (.63)        (.525)       (.51)        (.535)
       (1.50)       (1.49)       (2.52)       (1.79)       (1.10)       (0.495)      (1.59)       (1.10)       (2.26)       (4.55)
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
       (1.77)       (1.76)       (2.85)       (2.20)       (1.56)       (1.045)      (2.22)       (1.625)      (2.77)       (5.085)
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
    $  16.61     $  13.63     $  15.60     $  16.10     $  17.10     $  14.54     $  16.65     $  15.55     $  14.77     $  17.37
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
     -------      -------      -------      -------      -------      -------      -------      -------      -------      -------
    $428,950     $348,214     $386,147     $370,350     $378,615     $330,814     $393,747     $362,742     $352,272     $396,610
      +35.4%        -1.3%       +15.1%        +7.4%       +29.3%        -6.5%       +21.8%       +16.9%        +0.7%       +14.4%
       0.69%        0.69%        0.68%        0.68%        0.70%        0.68%        0.63%        0.67%        0.58%        0.57%
       1.67%        1.75%        1.90%        2.47%        2.67%        3.13%        3.76%        3.32%        2.37%        2.56%
         86%          66%          79%          48%          44%          22%          36%          54%          80%          62%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
AND POLICIES

The investment objective(s) of each Fund are deemed to be fundamental policies and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the 1940 Act. There is no assurance that any particular Fund will achieve its investment objective(s).

CASH MANAGEMENT FUND

The investment objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Fund will be "diversified" within the meaning of the 1940 Act, and will seek to maintain a stable net asset value of $1.00 per share.

The types of obligations in which the Cash Management Fund may invest include the following:

(1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof;

(2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

(3) High-quality commercial paper and other high-quality short-term debt obligations; and

(4) Obligations of the International Bank for Reconstruction and Development, other supranational organizations and foreign governments and their agencies and instrumentalities.

The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors-- Repurchase Agreements."

Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the investment manager is satisfied that the credit risk with respect to the issuer is minimal.

The Cash Management Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the

SALOMON  BROTHERS  INVESTMENT  SERIES

Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see "Additional Investment Activities and Risk Factors--Bank Obligations."

The commercial paper that may be purchased by the Cash Management Fund consists of direct obligations of domestic issuers which are (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security; or (ii) if not rated, are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Cash Management Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have thirteen months or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

Obligations of the International Bank for Reconstruction and Development (also known as the "World Bank") and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Cash Management Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, West Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. The Fund will purchase these obligations only if such obligations, in the opinion of the investment manager based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest.

The Cash Management Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Cash Management Fund may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. For a further discussion of such obligations, see "Additional Investment Activities and Risk Factors--Floating and Variable Rate Instruments."

SALOMON  BROTHERS  INVESTMENT  SERIES

The Cash Management Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Cash Management Fund may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with its portfolio maturity and credit quality requirements. For a further discussion of asset backed securities and the risks associated therewith, see "Additional Information on Portfolio Instruments and Investment Policies-- Asset-Backed Securities" in the Statement of Additional Information.

Among the municipal obligations that the Cash Management Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see "Additional Investment Activities and Risk Factors--Municipal Lease Obligations." Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the investment manager, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Cash Management Fund may purchase securities on a firm commitment basis, including when-issued securities. See "Additional Investment Activities and Risk Factors--Firm Commitments and When-Issued Securities" for a description of such securities and their associated risks.

In view of the fundamental policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Additional Investment Activities and Risk Factors--Bank Obligations."

The Cash Management Fund is not authorized to use any of the various investment strategies referred to under

SALOMON  BROTHERS  INVESTMENT  SERIES

"Additional Investment Activities and Risk Factors--Derivatives."

Except with respect to investment by the Cash Management Fund of at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental and may be changed by the Board of Directors of the Cash Management Fund without the approval of shareholders.

NEW YORK MUNICIPAL BOND FUND

The New York Municipal Bond Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital. The Fund invests primarily in a portfolio of municipal obligations that are issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes and from personal income taxes of New York State and New York City. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See "Taxation." Under normal market conditions, the Fund will invest at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of New York State and New York City and at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes.

The New York Municipal Bond Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below Baa or BBB after its acquisition by the Fund, if the investment manager considers the retention of such obligation advisable. The Fund intends to emphasize investments in municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 20 to 30 years and an average portfolio duration of 8 to 11 years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

The types of obligations in which the New York Municipal Bond Fund may invest include municipal bonds and municipal notes. The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), or determined by the investment manager to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are Aaa, Aa, A and Baa; the four highest ratings assigned by S&P to municipal bonds are AAA, AA, A and BBB. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., Baa) or S&P (i.e., BBB) are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated BBB by S&P are regarded as having an adequate

SALOMON  BROTHERS  INVESTMENT  SERIES

capacity to pay principal and interest. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund.

The New York Municipal Bond Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-1, P-2 or better by Moody's or SP-1, SP-2, A-1, A-2 or better by S&P, or determined by the investment manager to be of comparable quality.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to tax anticipation notes ("TANs"), bond anticipation notes ("BANs") and revenue anticipation notes ("RANs").

TANs are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

BANs are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

TANs, BANs and RANs are usually general obligations of the issuer.

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the New York Municipal Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The New York Municipal Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its

SALOMON  BROTHERS  INVESTMENT  SERIES

debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

In addition, the New York Municipal Bond Fund may invest in municipal lease obligations. Municipal lease obligations are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned. For a further discussion of municipal lease obligations, see "Additional Investment Activities and Risk Factors--Municipal Lease Obligations". The Fund also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

The New York Municipal Bond Fund currently intends to invest substantially all of its assets in obligations that are exempt from regular federal income taxes and New York State and New York City personal income taxes. See "Taxation." To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies or instrumentalities. Under normal market conditions, however, the Fund will invest at least 65% of its net assets in obligations that are exempt from regular federal income tax and New York State and New York City personal income taxes, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in obligations that are exempt from regular federal income tax.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for obligations exempt from regular federal income tax and from the personal income taxes of New York State and New York City (including conditions under which such obligations are unavailable for investment), the New York Municipal Bond Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities. Moreover, if at some future date, in the opinion of the investment manager, adverse conditions should prevail in the market for municipal bonds generally, the Fund may temporarily invest without limitation in taxable high-quality short-term money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, its investment objective of seeking income exempt from regular federal income taxes and the personal income taxes of New York State and New York City may not be achieved.

The New York Municipal Bond Fund may purchase the following taxable high-quality short-term money market instruments: obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, is of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

SALOMON  BROTHERS  INVESTMENT  SERIES

The New York Municipal Bond Fund may also purchase municipal commercial paper that is rated at the time of purchase P-1 or P-2 or better by Moody's or A-1 or A-2 or better by S&P, or determined by the investment manager to be of comparable quality. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

Certain of the obligations that the New York Municipal Bond Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see "Additional Investment Activities and Risk Factors--Floating and Variable Rate Instruments."


The New York Municipal Bond Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see "Additional Investment Activities and Risk Factors--Participation Certificates."


The New York Municipal Bond Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. For a further discussion see "Additional Investment Activities and Risk Factors--Variable Rate Auction Securities and Inverse Floaters."

Because the New York Municipal Bond Fund will invest primarily in obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions the interest on which is exempt from regular federal income taxes and from personal income taxes of New York State and New York City, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. New York State, New York City and other New York public bodies at times have encountered and are encountering financial difficulties. Although New York State's financial operations improved during the most recent fiscal years, the State incurred budget deficits during the period 1989 through 1992 and both the State and the City continue to face increasing debt levels. In the recent national recession, the State has been more heavily impacted than the nation as a whole and has been slower in recovering. The City and other State localities have required and continue to require significant financial assistance from the State. In recent years, the ratings on State and City general obligation bonds were downgraded by Moody's and S&P. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the Fund's net asset value per share and liquidity could be significantly adversely affected. See "Special Factors Affecting New York Municipal Securities" in the Statement of Additional Information for further information.

In addition, from time to time the New York Municipal Bond Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

Opinions relating to the validity of municipal obligations and to the

SALOMON  BROTHERS  INVESTMENT  SERIES

exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the New York Municipal Bond Fund nor the investment manager will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Bond Fund may purchase securities on a when-issued or delayed delivery basis. See "Additional Investment Activities and Risk Factors-- Firm Commitments and When-Issued Securities" for a description of such securities and their associated risks.

The New York Municipal Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors-- Restricted Securities and Securities with Limited Trading Markets."

The New York Municipal Bond Fund is currently authorized to use only certain of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." Specifically, the Fund may, in order to further its objective, purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds and Treasury Notes ("U.S. debt securities") and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see "Additional Investment Activities and Risk Factors-- Derivatives," Appendix B to this Prospectus and the Statement of Additional Information.

The foregoing policies, other than the New York Municipal Bond Fund's investment objective and its policy to invest at least 65% of its net assets, under normal market conditions, in obligations the interest on which is exempt from personal income taxes of New York State and New York City and at least 80% of its net assets, under normal market conditions, in obligations the interest on which is exempt from regular federal income taxes, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

NATIONAL INTERMEDIATE MUNICIPAL FUND

The National Intermediate Municipal Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will invest under normal circumstances, at least 80% of its net assets in municipal obligations the interest on which is

SALOMON  BROTHERS  INVESTMENT  SERIES

exempt from regular federal income tax. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See "Taxation."

The National Intermediate Municipal Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below "Baa" or "BBB" after its acquisition by the Fund, if the investment manager considers the retention of such obligation advisable. The Fund intends to emphasize investments in municipal obligations with intermediate maturities and expects to maintain a dollar-weighted average portfolio maturity of 3 to 10 years. The average portfolio maturity, however, may be shortened from time to time depending on market conditions.

The types of obligations in which the National Intermediate Municipal Fund may invest include municipal bonds, municipal notes, municipal obligations, "moral obligation" securities, resource recovery bonds, taxable high quality short-term money market instruments and municipal commercial paper which are described above under the investment objectives and policies of the New York Municipal Bond Fund. The Fund may also invest in municipal lease obligations, floating and variable rate obligations, participation certificates, variable rate auction securities and inverse floaters which are described under "Additional Investment Activities and Risk Factors." It is not presently anticipated that the Fund will invest in variable rate auction securities or inverse floaters to any significant degree.

The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch, or determined by the investment manager to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are Aaa, Aa, A and Baa; the four highest ratings assigned by S&P and Fitch to municipal bonds are AAA, AA, A and BBB. A description of the ratings used by Moody's, S&P and Fitch is included in Appendix A to this Prospectus, and the risks associated with municipal obligations rated in the fourth highest rating category are described above under the investment objectives and policies of the New York Municipal Bond Fund.

The National Intermediate Municipal Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-2 or better by Moody's, SP-2, A-2 or better by S&P, or F-2 or better by Fitch, or determined by the investment manager to be of comparable quality.

The National Intermediate Municipal Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. See "Taxation." However, in order to maintain liquidity, the Fund may invest up to 20% of its assets in taxable obligations, including taxable high-quality short-term money market instruments.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for obligations exempt from regular federal income taxes, the National Intermediate Municipal Fund may invest its assets without limit in taxable high-quality short-term money market instruments, the types and characteristics of which are set forth above in the discussion of investment objectives and policies of the New York Municipal Bond Fund. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Certain of the obligations that the National Intermediate Municipal Fund may purchase may have a floating or

SALOMON  BROTHERS  INVESTMENT  SERIES

variable rate of interest. For a description of these obligations, see the discussion set forth above of the investment objective and policies of the Cash Management Fund.

From time to time, the National Intermediate Municipal Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the National Intermediate Municipal Fund nor the investment manager will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The National Intermediate Municipal Fund may purchase securities on a when-issued or delayed delivery basis. See "Additional Investment Activities and Risk Factors--Firm Commitments and When-Issued Securities" for a description of such securities and their associated risks.

The National Intermediate Municipal Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors-- Restricted Securities and Securities with Limited Trading Markets."

The National Intermediate Municipal Fund is currently authorized to use only certain of the various investment strategies referred to under "Additional Investment Activities and Risk Factors-- Derivatives." Specifically, the Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see "Additional Investment Activities and Risk Factors-- Derivatives," Appendix B to this Prospectus and the Statement of Additional Information.

The foregoing policies, other than the National Intermediate Municipal Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

SALOMON  BROTHERS  INVESTMENT  SERIES

U.S. GOVERNMENT INCOME FUND

The investment objective of the U.S. Government Income Fund is to obtain a high level of current income. The Fund seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The securities in which the U.S. Government Income Fund may invest are:

(1) U.S. Treasury obligations;

(2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association; and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. government.

Any guarantee of the securities in which the U.S. Government Income Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Income Fund and not to the purchase of shares of the Fund.

The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of three to five years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the investment manager's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests

SALOMON  BROTHERS  INVESTMENT  SERIES

represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Income Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see "Additional Investment Activities and Risk Factors-- Mortgage-Backed Securities and "Additional Information on Portfolio Instruments and Investment Policies--Mortgage-Backed Securities" in the Statement of Additional Information.

While the U.S. Government Income Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Fund will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The U.S. Government Income Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage "dollar rolls." For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The U.S. Government Income Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets."

The U.S. Government Income Fund is not currently authorized to use any of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." However,

SALOMON  BROTHERS  INVESTMENT  SERIES

such strategies may be used in the future by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the U.S. Government Income Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize current income. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality. As a secondary objective, the High Yield Bond Fund will seek capital appreciation.


The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated "Baa" or lower by Moody's or "BBB" or lower by S&P, or in securities determined by the investment manager to be of comparable quality. The Fund may invest up to 35% of its total assets in foreign fixed-income securities as more fully described below. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings. The lower-rated bonds in which the Fund may invest are commonly referred to as "junk bonds."


An investment in the High Yield Bond Fund should not be considered as a complete investment program for all investors. For further discussion of high yield securities and the special risks associated therewith, see "Additional Investment Activities and Risk Factors--High Yield Securities."

In light of the risks associated with high yield corporate and sovereign debt securities, the investment manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objective may be more dependent on the investment manager's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The investment manager will have discretion to select the range of maturities

SALOMON  BROTHERS  INVESTMENT  SERIES

of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the Fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.

The High Yield Bond Fund may invest up to 35% of its total assets in foreign fixed-income securities all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth in the discussion of investment objectives and policies of the Strategic Bond Fund. The risks associated with these investments are described under the captions "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Debt Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxation."


The High Yield Bond Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See "Additional Investment Activities and Risk Factors--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."


The High Yield Bond Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). See "Additional Investment Activities and Risk Factors-- Loan Participations and Assignments."

The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in the judgment of the investment manager, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund's investment manager may employ alternative strategies, including investment of a substantial portion of the Fund's assets in securities rated higher than "Baa" by Moody's or "BBB" by S&P, or of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, are of comparable

SALOMON  BROTHERS  INVESTMENT  SERIES

quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the opinion of the investment manager, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.

The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets."

The High Yield Bond Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the High Yield Bond Fund's investment objectives, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

STRATEGIC BOND FUND

The primary investment objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Strategic Bond Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Strategic Bond Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to the achievement of the Fund's objectives. At any point in time, the investment manager will deploy the Fund's assets based on the investment manager's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government

SALOMON  BROTHERS  INVESTMENT  SERIES

obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. The investment manager has entered into a subadvisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to the investment manager relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund.

The investment manager will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the investment manager will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the investment manager will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The investment manager will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, the investment manager will have discretion to select the range of maturities of the various fixed-income securities in which the Strategic Bond Fund invests. The investment manager anticipates that under current market conditions, the Fund's portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed to be of equivalent quality in the investment manager's judgment. While debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Strategic Bond Fund are set forth above in the discussion of investment objectives and policies for the U.S. Government Income Fund. In addition, the Fund may

SALOMON  BROTHERS  INVESTMENT  SERIES

purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Fund is set forth below in the section entitled "Additional Investment Activities and Risk Factors" and in the section entitled "Additional Information on Portfolio Instruments and Investment Policies" in the Statement of Additional Information.

The Strategic Bond Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The Strategic Bond Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

In pursuing the Strategic Bond Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the investment manager does not anticipate investing in excess of 75% of the Strategic Bond Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Bond Fund may invest a greater percentage in such securities when, in the opinion of the investment manager, the yield available from such securities outweighs their additional risks. The investment manager anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities. By investing a portion of the Strategic Bond Fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the Strategic Bond Fund may invest may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings. "Additional Investment Activities and Risk Factors-- High Yield Securities."

In light of the risks associated with high yield corporate and sovereign debt securities, the investment manager will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security

SALOMON  BROTHERS  INVESTMENT  SERIES

by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Fund's ability to achieve its investment objective may be more dependent on the investment manager's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.


The high yield sovereign debt securities in which the Strategic Bond Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The investment manager expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see "Additional Investment Activities and Risk Factors--High Yield Securities" and "Additional Information on Portfolio Instruments and Investment Policies--Brady Bonds" in the Statement of Additional Information. The investment manager anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The investment manager also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion on high yield sovereign debt securities, see "Additional Investment Activities and Risk Factors-- High Yield Securities."


The Strategic Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. The investment manager anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions "Additional Investment Activities and Risk Factors-- Foreign Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxation." The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Fund's exposure to a single market.


The Strategic Bond Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See "Additional Investment Activities and Risk Factors-Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities" and "--Loan Participations and Assignments."


The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of

SALOMON  BROTHERS  INVESTMENT  SERIES

unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

The Strategic Bond Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the investment manager, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion of investment objectives and policies of the Cash Management Fund.

The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage "dollar rolls." For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Strategic Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets."

The Strategic Bond Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Strategic Bond Fund's investment objectives, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

TOTAL RETURN FUND

The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of the

SALOMON  BROTHERS  INVESTMENT  SERIES

Total Return Fund is to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accordance with the SBAM's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under current market conditions, it is anticipated that at least 40% of the Fund's total assets will be invested in equity securities.

Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of depositary receipts. Most of the equity securities purchased by the Fund are expected to be traded on a stock exchange or in an over-the-counter market.


SBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch or determined by the investment manager to be of comparable quality). See Appendix A to this Prospectus for a description of these ratings. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are described above in the investment objectives and policies for the Strategic Bond Fund.


Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by the investment manager to be of comparable quality (commonly known as "junk bonds"). There is no limit on the amount of the Total Return Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which may involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and "Additional Investment Activities and Risk Factors--High Yield Securities."

In addition to corporate debt securities, the Total Return Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth above in the discussion of investment objectives and policies for the U.S. Government Income Fund. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see "Additional Investment Activities and Risk Factors." The Total Return Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under the investment objective and policies of the Cash Management Fund.


Other fixed income securities in which the Total Return Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). For additional information on zero coupon bonds and PIK bonds, see "Additional Investment Activities and Risk Factors-- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities." Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

SALOMON  BROTHERS  INVESTMENT  SERIES

The Total Return Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see "Additional Investment Activities and Risk Factors-- Foreign Securities."

The Total Return Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see "Additional Investment Activities and Risk Factors-- Loan Participation and Assignments."

The Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices, see "Additional Investment Activities and Risk Factors." The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Total Return Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Market."

The Total Return Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors-- Derivatives." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Total Return Fund's investment objectives, are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

ASIA GROWTH FUND

The Asia Growth Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies. Asian Companies include companies that (i) are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, "Asian Countries") or (ii) regardless of where organized and as determined by SBAM AP, (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian

SALOMON  BROTHERS  INVESTMENT  SERIES

Countries, (b) maintain at least 50% of their assets in one or more of the Asian Countries, or (c) have securities which are traded principally on a stock exchange in an Asian Country. The Fund is non-diversified within the meaning of the 1940 Act. See "Additional Investment Activities and Risk
Factors--Non-Diversification."


Equity securities in which the Asia Growth Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises, and American, Global or other types of Depositary Receipts. Equity-linked debt securities are debt instruments whose prices are indexed to the prices of equity securities or securities indices. In other words, the value at maturity or coupon rate of these equity-linked debt instruments is determined by reference to a specific instrument or statistic. The performance of equity-linked debt instruments depends to a great extent on the performance of the security or index to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, these instruments are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed instruments may be more volatile than the underlying instruments.



There are no prescribed limits on geographic asset distributions among Asian Countries and from time to time, SBAM AP expects to invest a significant portion of the Asia Growth Fund's assets in Hong Kong, Malaysia, Singapore and Thailand. Investments in each of these countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of any one or more of such countries. In this connection, SBAM AP anticipates that up to 35% of the Fund's initial investments will be in Hong Kong. Although SBAM AP expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, most of the Asian securities markets have substantially less volume than U.S. or other established markets and some of the stock exchanges in the Asian Countries are in the early stages of their development. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see "Additional Investment Activities and Risk Factors--Foreign Securities." An investment in the Asia Growth Fund should not be considered as a complete investment program for all investors.


In pursuing the Asia Growth Fund's investment objective, SBAM AP will combine a traditional fundamental approach towards evaluating industry sectors and individual securities of Asian Companies with a risk management driven approach seeking to keep the Fund's volatility of return in line with or lower than that currently experienced in the Asian markets.

SBAM AP expects to focus on certain industry groups across Asian Countries in an attempt to identify and capture the relative value of such groups on a pan-regional basis. SBAM AP will research individual companies in an effort to identify the investment opportunities within these industry groups which will provide long-term capital appreciation. In

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SALOMON  BROTHERS  INVESTMENT  SERIES

addition, SBAM AP intends to meet the management of individual companies on a periodic basis. As part of the Asia Growth Fund's risk management objective, SBAM AP will also concentrate on macroeconomic issues and other variables influencing the direction of monetary policies followed by Asian Central Banks.


The investment process to be implemented by SBAM AP will consist of the three following principal (and potentially overlapping) types of approaches.



PAN REGIONAL INDUSTRY GROUP DECISIONS. SBAM AP will seek to identify the pan-- regional industrial sectors which are likely to exhibit attractive returns over the long-term. In selecting such industrial sectors, SBAM AP will focus on industry cycles and competitiveness as well as the industrial characteristics of the Asian economies. In addition, SBAM AP will review government regulations, industrial policies, access to technology and industrial research reports provided by industrial companies or associations and securities dealers in Asian Countries. SBAM AP will focus on those industries which represent meaningful weightings in the total market capitalization of the Asian Countries including, but not limited to, telecommunications, consumer durables and nondurables, food and beverage, electronics, hotels, power engineering and generation, basic industries, public utilities, property and financial sectors. SBAM AP believes that an investment process that places emphasis on industry groups is appropriate given the current state of economic and financial integration being achieved by the Asian Countries and the relatively significant concentration of market capitalization in Asian Countries toward certain industrial sectors.



FUNDAMENTAL ANALYSIS. Individual Security Decisions. In order to identify the most attractive investment opportunities within industry groups, SBAM AP will employ extensive research to select investments in Asian Countries that offer long-term growth potential for investors. While the Asia Growth Fund generally seeks to invest in securities of larger companies within the particular Asian market, it may also invest in the securities of medium and smaller companies that, in the opinion of SBAM AP, have potential for growth. In particular, SBAM AP will employ the following three-step process to evaluate particular investment opportunities for the Fund.



SCREENING PROCESS. SBAM AP will implement a systematic screening process in an effort to identify individual securities it believes likely to exhibit attractive returns over the long term. SBAM AP will screen companies according to factors such as the perceived quality of their management and business, overall sustainable competitiveness, historical earnings, dividend records over at least a full business cycle, liquidity, trading volumes and historical and expected volatility.



FINANCIAL ANALYSIS PROCESS. The financial analysis of selected companies will focus on evaluating the fundamental value of the enterprise. SBAM AP will use a value-driven process which will emphasize quantitative analysis based on return on equity ("ROE") and its components, such as operating margins, financial leverage, asset turnover and interest and tax burdens. In addition, the company's cash flow generating capabilities and return on assets will be considered. SBAM AP believes that ROE and cash flow dynamics are appropriate variables when analyzing companies which operate in high growth markets, such as Asia, as the ability of such companies to capture this growth by using the right allocation of resources and asset financing is of utmost importance.



VALUATION PROCESS AND VOLATILITY ANALYSIS. The valuation process will focus on Price Earnings Ratio ("PER")


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SALOMON  BROTHERS  INVESTMENT  SERIES

calculations and comparisons with historical relative PER bands and local market conditions. SBAM AP will use measures such as PER/growth, and will evaluate whether the security enjoys accelerating earnings growth momentum due to management changes or the introduction of new products and/or services. In addition, where appropriate, SBAM AP will conduct specific dividend discount model and discount cash flow analyses for specific securities with predictable cash flows or dividend streams. Through the use of this analysis, SBAM AP will attempt to identify companies with strong potential for appreciation relative to their downside exposure. Lastly, SBAM AP will conduct a volatility analysis on selected securities in an effort to forecast the expected risk of such securities and compare the results of such risk analysis with these securities' expected returns. Investments may be made in companies that do not have extensive operating experience provided that SBAM AP believes such companies nevertheless have significant growth potential.

RISK MANAGEMENT AND MACROECONOMIC/TOP-DOWN ANALYSIS. SBAM AP will also consider macroeconomic variables, such as liquidity and capital flows, foreign equity and industrial investments and the direction of monetary policies in the Asian Countries in an effort to capture individual market movements as well as attain an optimal asset allocation mix and to identify the appropriate risk management parameters for the Asia Growth Fund. The macroeconomic data SBAM AP will monitor and analyze includes, but is not limited to, gross domestic product growth, balance of payments and current account balances, budget deficits or surpluses, inflation and interest rates. SBAM AP intends to meet with central bankers, regional economists and strategists on a regular basis to assess the present and future direction of monetary policies and their likely impact on the markets of the Asian Countries.

As part of the Fund's risk management approach and in an attempt to better assess and control the Fund's overall risk level on an ongoing basis, SBAM AP will employ a quantitative analysis at each stage of the investment process which will consist of analyzing and forecasting volatilities of the Asian markets and securities. SBAM AP will use a number of volatility-control strategies, including derivative instruments (as discussed below), in an effort to attain an optimal asset allocation mix, for hedging purposes in an attempt to control the Fund's overall risk level and to obtain exposure to markets in the Asian Countries which have restrictions on foreign investment.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see "Additional Investment Activities and Risk Factors-- High Yield Securities."

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");

SALOMON  BROTHERS  INVESTMENT  SERIES

(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors-- Restricted Securities and Securities With Limited Trading Markets." As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities, other than the Asia Growth Fund's investment objective, are not fundamental and may be changed by the Fund's Board of Directors without the approval of shareholders.

The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the 1940 Act. There is no assurance that a Fund will achieve its investment objective.

INVESTORS FUND

The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of wellknown companies.

The Investor Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is

SALOMON  BROTHERS  INVESTMENT  SERIES

anticipated that the Fund's portfolio will generally consist of common and preferred stocks. The Fund may purchase securities of companies located in foreign countries which the Fund's investment manager deems consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. For a discussion of the risks associated with investment in foreign securities, see "Additional Investment Activities and Risk Factors--Foreign Securities."

Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Investors Fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker-dealers. When management deems it appropriate, consistent with the Investors Fund secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the Fund are set forth above in the discussion of investment objectives and policies for the Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline.

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and "Additional Investment Activities and Risk Factors--High Yield Securities."

The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ("NYSE") or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets."

SALOMON  BROTHERS  INVESTMENT  SERIES

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 10% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see "Additional Investment Activities and Risk Factors--Loans of Portfolio Securities."

As indicated under "Investment Limitations" below, the Investors Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors-- Repurchase Agreements."

As a hedge against either a decline in the value of securities included in the Investors Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve to maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income, the Investors Fund may use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies, other than the Investors Fund's investment objectives, are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT ACTIVITIES
AND RISK FACTORS

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "--Foreign Securities" below. None of the Funds will purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding

SALOMON  BROTHERS  INVESTMENT  SERIES

taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

FLOATING AND VARIABLE RATE INSTRUMENTS. Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. For a further discussion of floating and variable rate obligations, see "Additional Information on Portfolio Instruments and Investment Policies-- Floating and Variable Rate Instruments" in the Statement of Additional Information.

MUNICIPAL LEASE OBLIGATIONS. Certain of the Funds may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment manager based on guidelines established by the Fund's Board of Directors, are deemed creditworthy. The investment manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security.

SALOMON  BROTHERS  INVESTMENT  SERIES

To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

REVERSE REPURCHASE AGREEMENTS. Certain of the Funds may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

PARTICIPATION CERTIFICATES. The New York Municipal Bond Fund and the National Intermediate Municipal Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

LOANS OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case

SALOMON  BROTHERS  INVESTMENT  SERIES

there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES. Certain of the Funds may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in a Fund having a contractual relationship only with the

SALOMON  BROTHERS  INVESTMENT  SERIES


Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM (or in the case of the Asia Growth Fund, SBAM AP) to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.


A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


The Board of Directors adopted policies and procedures for the purpose of determining whether Assignments and Loan Participation are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager under the supervision of the Board of Directors, will monitor Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.



In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors, (i) the creditworthiness of the borrower under the Loan and the Lender, (ii) the current interest rate, period until next rate reset and maturity of the Loan,


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SALOMON  BROTHERS  INVESTMENT  SERIES


(iii) recent prices in the market for similar Loans and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See "Net Asset Value."


RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Board of Directors will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the investment manager of such securities.

VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. The New York Municipal Bond Fund and the National Intermediate Municipal Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond, and the market value can be extremely volatile. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

WARRANTS. Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities

                                                                         PAGE 53
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SALOMON  BROTHERS  INVESTMENT  SERIES

of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.


In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See "--High Yield Securities."

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such

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SALOMON  BROTHERS  INVESTMENT  SERIES

obligations. For a further discussion of certain risks involved in investing foreign securities, particularly of emerging market issuers, see "Additional Information on Portfolio Instruments and Investment Policies--Foreign Securities" in the Statement of Additional Information.

FIXED-INCOME SECURITIES. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Because the New York Municipal Bond Fund and the National Intermediate Municipal Fund invest primarily in municipal obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of the New York Municipal Bond Fund and the National Intermediate Municipal Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the U.S. Government Income Fund, the Strategic Bond Fund and the Total Return Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time

                                                                         PAGE 55
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SALOMON  BROTHERS  INVESTMENT  SERIES


because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see "-- Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.


ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES. The Strategic Bond Fund and the Total Return Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against

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SALOMON  BROTHERS  INVESTMENT  SERIES

losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The U.S. Government Income Fund and the Strategic Bond Fund may invest in collateralized mortgage obligations. Collateralized mortgage obligations or "CMOS" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government

SALOMON  BROTHERS  INVESTMENT  SERIES

and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income and Strategic Bond Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES. The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Strategic Bond Fund's applicable restriction on investments in illiquid securities.

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SALOMON  BROTHERS  INVESTMENT  SERIES

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "Taxation" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

MORTGAGE ROLLS. The U.S. Government Income Fund and the Strategic Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

SALOMON  BROTHERS  INVESTMENT  SERIES

HIGH YIELD SECURITIES. The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign "high yield" securities. The Investors Fund and the Total Return Fund may invest without limitation in convertible securities of this type and up to 5% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities.

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject Lo change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and

PAGE 60
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SALOMON  BROTHERS  INVESTMENT  SERIES

may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value such Fund's portfolio securities, and the Directors may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose Funds investing in such securities to the direct or indirect consequences of political, social or

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SALOMON  BROTHERS  INVESTMENT  SERIES


economic changes in the countries that issue the securities. See "--Foreign Securities" above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/ or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as "Brady Bonds," are created

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SALOMON  BROTHERS  INVESTMENT  SERIES

through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Taxation."


Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest


                                                                         PAGE 63
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SALOMON  BROTHERS  INVESTMENT  SERIES

will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


INVESTMENT FUNDS. A Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent a Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under "Taxation."


BORROWING. Each of the Funds may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-though" tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.


NON-DIVERSIFICATION. The Asia Growth Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Asia Growth Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities. See "Taxation" and "Investment Limitations."



DERIVATIVES. Certain of the Funds may be authorized to use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may


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SALOMON  BROTHERS  INVESTMENT  SERIES

change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash, liquid high grade debt obligations or other assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for

                                                                         PAGE 65
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SALOMON  BROTHERS  INVESTMENT  SERIES

prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.

The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation."


PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by each Fund's investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. The Total Return Fund anticipates that its annual portfolio turnover rate will not exceed 120% and the Asia Growth Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. However, the expected portfolio rates may be exceeded if conditions warrant. The portfolio turnover of the New York Municipal Bond Fund for the years ended December 31, 1995 and 1994 were 22% and 63%, respectively. The portfolio turnover for the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund for the period from February 22, 1995 (commencement of investment operations) through December 31, 1995 was 29%, 230%, 109%, and 161%, respectively. The portfolio turnover for the Total Return Fund for the period from September 11, 1995 (commencement of investment operations) through December 31, 1995 was 16%. The portfolio turnover of the Investors Fund for the years ended December 31, 1995 and 1994 were 86% and 66%, respectively. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund.


With respect to the Cash Management Fund, the investment manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management

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SALOMON  BROTHERS  INVESTMENT  SERIES

Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund should continue to hold the security. The policy of the Cash Management Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund in the form of dealer spreads.

--------------------------------------------------------------------------------
MULTIPLE PRICING SYSTEM

The Funds' Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Cash Management Fund, which are offered without such a charge). The initial sales charge may be reduced or waived for certain purchases of Class A shares. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. In addition, Class A shares are subject to a 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class A shares of the Cash Management Fund, which bear no such fees). The annual service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. See "Purchase of Shares-- Class A Shares--Reduced Sales Charges" and "-- Distributor" and "Redemption of Shares--Class A Share Purchases of $1 million or more."

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Any CDSC applicable to Class B shares excludes the time the shares were held in the Cash Management Fund. The CDSC is not applicable with respect to redemptions of Class B shares of the Cash Management

SALOMON  BROTHERS  INVESTMENT  SERIES

Fund which were initially purchased as such and which were never exchanged for Class B shares of another Fund. However, in the case of Class B shares of the Cash Management Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as Class B shares of the Cash Management Fund which are subsequently exchanged for Class B Shares of other Funds will be subject to any applicable CDSC due at redemption. See "Shareholder Services--Exchange Privilege." In addition, Class B shares are subject to a 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund, which bear no such fees). Like the service fee applicable to Class A shares, the Class B service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. Additionally, the distribution fee paid with respect to Class B shares compensates Salomon Brothers for selling those shares. The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "Purchase of Shares--Class B Shares" and "--Distributor." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "--Conversion Feature" below.

CLASS C SHARES. Class C shares are offered for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund, which are not subject to any CDSC upon redemption if they were initially purchased as such and were never exchanged for Class C shares of another Fund). Any CDSC applicable to Class C shares excludes the time the shares were held in the Cash Management Fund. See "Shareholder Services-- Exchange Privilege." Class C shares are subject to a 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a 12b-1 service fee at an annual rate of
 .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund, which bear no such fees). Like the services fees applicable to Class A and Class B shares, the Class C service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services, and like the distribution fee applicable to Class B shares, the Class C distribution fee compensates Salomon Brothers for selling shares of that class. Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See "Purchase of Shares--Class C Shares" and "--Distributor." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "--Conversion Feature" below.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. In connection with the implementation of the Multiple Pricing System, shares outstanding as of

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

SALOMON  BROTHERS  INVESTMENT  SERIES

the close of business on December 31, 1994 of each of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund were reclassified as shares of Class O of each such Fund. Class O shares are not subject to any sales charges, distribution or service fees.

CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to a distribution fee. Such conversion will be on the basis of the relative net asset values of each class, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Fund's distributor, Salomon Brothers (in such capacity, the "Distributor"), to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B shares and Class C shares of the Cash Management Fund do not convert to Class A shares of the Cash Management Fund at any time, as shares of all classes of the Cash Management Fund do not bear any distribution or service fees. If a shareholder effects one or more exchanges among Class B shares or Class C shares, as the case may be, of the Funds during the applicable conversion period, the period of time during which Class B shares or Class C shares were held prior to an exchange will be added to the holding period of Class B shares or Class C shares acquired in an exchange. However, because Class B shares and Class C shares of the Cash Management Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B shares or Class C shares are held in the Cash Management Fund. For example, if Class B shares of a Fund other than the Cash Management Fund are exchanged for Class B shares of the Cash Management Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Cash Management Fund, the one year of ownership in the Cash Management Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B shares and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.


The conversion of Class B shares to Class A shares and the conversion of Class C shares to Class A shares of the Total Return Fund and the Asia Growth Fund are both subject to the availability of a ruling of the Internal Revenue Service that payment of different dividends on Class A shares, Class B shares and Class C shares, does not result in the Funds' dividends or distributions constituting "preferential dividends" under the Code, and the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under federal income tax law. Each of the other Funds has obtained such a ruling. The Total Return Fund has applied for such a ruling; and the Asia Growth Fund intends to apply for such a ruling; however, there can be no assurance that the Funds' ruling

SALOMON  BROTHERS  INVESTMENT  SERIES

request will be granted. The conversion of Class B shares and Class C shares of the Total Return Fund and the Asia Growth Fund may be suspended if such a ruling or opinion is not available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to distribution fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION. The Funds' Multiple Pricing System is designed to offer different classes of shares to investors. Although the different classes of shares of a particular Fund represent an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. The Multiple Pricing System provides investors with the option of choosing the class of shares which is best suited to their needs and objectives. In evaluating the options offered by the Multiple Pricing System, investors should consider the different sales charges, distribution and service fees and conversion features applicable to each class, and other factors, including the amount of the purchase and the length of time the investor expects to hold the shares. To assist investors in making their determination, the information provided above under the caption "Expense Information" sets forth the charges applicable to each class of shares and presents an example of a hypothetical investment in each class of shares of each Fund.

There are distinct advantages and disadvantages among the classes of shares that investors should consider in evaluating the options offered by the Multiple Pricing System. Class A, Class B and Class C shares all pay an annual 12b-1 service fee of .25% of average daily net assets, but Class A shares are not subject to the annual 12b-1 distribution fee of .75% of average daily net assets paid by Class B and Class C shares, and, accordingly, Class A shares pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase of Class A shares, the entire purchase price is not immediately invested and, therefore, investors purchasing Class A shares initially own fewer shares than they would own if they had invested the same amount in Class B shares or Class C shares. Investors may, however, benefit from the reduction or waiver of the front end sales charge applicable to Class A shares for certain purchases.

Although investors purchasing Class B or Class C shares benefit from the advantage of having all their funds invested initially, Class B and Class C shares remain subject to an ongoing distribution fee which causes them to have higher expenses and pay lower dividends than Class A shares and may be subject to a CDSC upon redemption. Class B shares differ from Class C shares, however, in that Class B shares may be subject to a CDSC upon redemption if redeemed within six years of purchase, whereas Class C shares are subject to a CDSC only if they are redeemed within one year after purchase. In addition, Class B shares automatically convert to Class A shares six years after the end of the month in which the shares were purchased and thereafter are not subject to an ongoing distribution fee, whereas Class C shares, which automatically convert to Class A shares ten years after the end of the month in which the shares were purchased, remain subject to an ongoing distribution fee for a longer time period. The purchase of Class C shares may therefore prove beneficial for an investor expecting to hold Fund shares for less than six years.

Because of the differences among the classes of shares, in deciding which class of shares to purchase, investors should

SALOMON  BROTHERS  INVESTMENT  SERIES

consider, in addition to other facts and circumstances, the following factors:

(i) Class A shares are, in general, the most beneficial for the investor who qualifies for a waiver or certain reductions of the front end sales charges, as described herein under "Purchase of Shares--Class A Shares."

(ii) Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the six year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual service fees applicable to Class A shares.

(iii) Over time, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.75% maximum front end sales charge plus the service fee applicable to Class A shares. For example, assuming a constant net asset value, the aggregate distribution and service fees applicable to Class B and Class C shares would equal the front end sales charge and aggregate service fees applicable to Class A shares at the end of the sixth year after purchase. Because Class B shares convert to Class A shares (which bear the same service fees as Class B and Class C shares but do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the CDSC that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

(iv) Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in Fund shares. Any return realized on the additional funds initially invested may partially or wholly offset the ongoing distribution fees applicable to Class B and Class C shares. There can be no assurance, however, as to the investment return, if any, which will be realized on such additional funds.

Investors should consult their investment representatives for assistance in evaluating the relative benefits of the different classes of shares.

Sales personnel of broker-dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the Distributor and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B and Class C shares.

Dividends paid by each Fund with respect to all classes of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne exclusively by the applicable class. See

SALOMON  BROTHERS  INVESTMENT  SERIES

"Dividends and Distributions." Net asset value per share will also differ among the classes. Shares of each Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund. See "Shareholder Services--Exchange Privilege."

--------------------------------------------------------------------------------
INVESTMENT LIMITATIONS

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective(s), the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CASH MANAGEMENT FUND. The Cash Management Fund may not:

(1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

SALOMON  BROTHERS  INVESTMENT  SERIES

(4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations; or

(5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

NEW YORK MUNICIPAL BOND FUND. The New York Municipal Bond Fund may not:

(1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that up to 25% of the assets of the Fund may be invested without regard to this limitation; or

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 20% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).

NATIONAL INTERMEDIATE MUNICIPAL FUND, U.S. GOVERNMENT INCOME FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND AND TOTAL RETURN FUND. The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations

SALOMON  BROTHERS  INVESTMENT  SERIES

(for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however, that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.


For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an "issuer." See "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."


ASIA GROWTH FUND. The Asia Growth Fund may not:

(1) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (no Fund will purchase additional securities at any time its borrowing exceed 5% of total assets); or

(2) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

INVESTORS FUND. The Investors Fund may not:

(1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

(2) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in an amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities as described in the Statement of Additional Information and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets; or

(4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested.

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory

SALOMON  BROTHERS  INVESTMENT  SERIES

agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

----------------------------------------------------------------------------
MANAGEMENT

The business and affairs of each Fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of a Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of each Fund.

INVESTMENT MANAGER


Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc, as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong SBAM provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of January 31, 1996, SBAM had approximately $14 billion of assets under management of which approximately $1.15 billion is invested in high yield securities and approximately $459 million is invested in mortgage backed securities. Michael S. Hyland serves as President of SBAM. SBAM has access to Salomon Inc's more than 250 economists, mortgage, bond, sovereign, and equity analysts. The business address of SBAM is 7 World Trade Center, New York, New York 10048.


In connection with SBAM's service as investment manager to the Strategic Bond Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. David J. Scott is primarily responsible for a portion of the Strategic Bond Fund relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan

SALOMON  BROTHERS  INVESTMENT  SERIES

Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.


Pursuant to a subadvisory agreement, SBAM has retained SBAM AP to act as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. SBAM AP is compensated by SBAM at no additional cost to the Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP, which was formed in 1995, is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. The business address of SBAM AP is Three Exchange Square, Hong Kong. References to investment manager in this Prospectus include SBAM Limited and SBAM AP when the context requires.


Marybeth Whyte is primarily responsible for the day-to-day management of the New York Municipal Bond Fund's portfolio and the National Intermediate Municipal Fund's portfolio. Prior to joining SBAM on July 25, 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included managing and advising portfolios with assets of approximately $1.3 billion.

Steven Guterman is primarily responsible for the day-to-day management of the U.S. Government Income Fund and the mortgage-backed securities and U.S. government securities portions of the Strategic Bond Fund. Mr. Guterman is assisted by Roger Lavan in the management of the two foregoing Funds. Mr. Guterman joined SBAM in 1990 and is currently a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. government issues. Mr. Guterman also serves as portfolio manager for two offshore mortgage funds. In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers. Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions.


Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund and the high yield and sovereign bond portions of the Strategic Bond Fund. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is the portfolio manager for Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc ("Institutional Series Funds"), Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. From 1984 to 1989, Mr. Wilby

SALOMON  BROTHERS  INVESTMENT  SERIES

was employed by Prudential Capital Management Group ("PCMG"). He served as director of PCMG's credit research unit and as a corporate and sovereign credit analyst with PCMG. Mr. Wilby later managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios at PCMG.


Giampaolo G. Guarnieri will be primarily responsible for the day-to-day management of the Asia Growth Fund. Mr. Guarnieri has been employed by SBAM AP as a Vice President and Senior Portfolio Manager since April 1995. Prior to joining SBAM AP, Mr. Guarnieri spent five years as a Senior Portfolio Investment Manager at Credit Agricole Asset Management (South East Asia) Limited in Hong Kong, a wholly-owned subsidiary of the Credit Agricole Group as a senior portfolio manager since 1992 and as head of direct investment activities prior to that. Mr. Guarnieri is the portfolio manager for Salomon Brothers Institutional Asia Growth Fund, a portfolio of Institutional Series Funds.



Allan R. White III is primarily responsible for day-to-day management of the Investors Fund's portfolio. Mr. White has been Executive Vice President and portfolio manager for the Investors Fund since April of 1992. Since 1989 he has been a Vice President of SBAM and prior to 1989 he was a Vice President at The First Boston Corporation. Mr. White is also Executive Vice President and portfolio manager for The Salomon Brothers Fund Inc.


Richard E. Dahlberg is primarily responsible for the day-to-day management of the Total Return Fund. Prior to joining SBAM in 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. For the last 10 years, Mr. Dahlberg has been primarily responsible for the day-to-day management of the MFS Total Return Funds.

Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including Commission compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.


As compensation for its services, the Cash Management Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. The New York Municipal Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets. The National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets; the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Strategic Bond Fund pays SBAM a monthly fee at an annual rate of
 .75% of the Fund's average daily net assets; the Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets and the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets. With respect to each Fund other than Investors Fund, for the 1996 fiscal year, SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses at the amount of such Fund's total Fund

SALOMON  BROTHERS  INVESTMENT  SERIES


operating expenses shown under "Expense Information--Annual Fund Operating Expense." See "Expense Information-- Annual Fund Operating Expenses." The Investors Fund pays SBAM a quarterly fee (the "Base Fee") at the end of each calendar quarter based on the following rates:


                                 ANNUAL FEE
   AVERAGE DAILY NET ASSETS         RATE
------------------------------   -----------
First $350 million                   .500%
Next $150 million                    .400%
Next $250 million                    .375%
Next $250 million                    .350%
Over $1 billion                      .300%

The Base Fee for the Investors Fund may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of
(i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment will be paid on September 30, 1995 for the one year period ending on that date. Thereafter, the performance adjustment will be paid quarterly based on a rolling one year period.

With respect to the Strategic Bond Fund and in connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited will be equal to the fee payable under SBAM's management agreement multiplied by the portion of the assets of the Strategic Bond Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Strategic Bond Fund.


With respect to the Asia Growth Fund, SBAM will pay SBAM AP as full compensation for its services provided under the subadvisory agreement, a portion of its investment management fee.


SBAM may waive all or part of its fee from time to time in order to increase each Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse SBAM for any advisory fees waived. SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to .12% annually of the average net assets of a Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of SBAM.

SALOMON  BROTHERS  INVESTMENT  SERIES

The services of SBAM, SBAM Limited and SBAM AP are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.


Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use Salomon Brothers and its affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.


PERFORMANCE OF ACCOUNTS


ASIA GROWTH FUND. Set forth in the chart below is performance data provided by SBAM AP relating, for the period from January 1, 1992 to February 28, 1995 to a non-U.S. collective investment vehicle (the "Offshore Fund I") managed by the portfolio manager of the Asia Growth Fund while he was employed by a different investment adviser unaffiliated with SBAM and, for the period from September 1, 1995 to December 31, 1995, to a non-U.S. collective investment vehicle managed by the portfolio manager after commencement of employment with an affiliate of SBAM (the "Offshore Fund II"). Both Offshore Fund I and Offshore Fund II have substantially similar, though not identical, investment objectives, policies and strategies as those of the Fund. With respect to Offshore Fund I, the period shown reflects the period for which the portfolio manager was primarily responsible for the day-to-day management of the portfolio of Offshore Fund I. During the period shown for Offshore Fund I, the size of the fund ranged from approximately $45 million to $95 million and during the period shown for Offshore Fund II, the size of the fund ranged from approximately $8 million to $10 million.


The Morgan Stanley Capital International Combined Asia Ex-Japan Index is a widely recognized market index of Asian country equity issues. The index is composed of a sample of companies from the following ten countries: Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka and Thailand. Constituent stocks are selected for the index on the basis of industry representation, liquidity and sufficient float. The index is unmanaged and accordingly, does not reflect the effect of operating expenses, including advisory fees, transaction costs and other expenses but does reflect reinvestment of dividends.


The performance data shown below should be read in conjunction with the information in "General" that follows.


                               1/1/92-      1/1/93-      1/1/94-
                               12/31/92     12/31/93     12/31/94
                               --------     --------     --------
Offshore Fund I............      29.50%       95.05%      (13.55)%
Morgan Stanley Capital
 International.............      18.45        98.80       (18.38)
Combined Asia Ex-Japan
 Index.....................

                                            [DATES]
Offshore Fund II...........
Morgan Stanley Capital
 International.............
Combined Asia Ex-Japan
 Index.....................



                                                                        (cont'd)

SALOMON  BROTHERS  INVESTMENT  SERIES

                                                           AVERAGE
                                                           ANNUAL
                                                TOTAL       TOTAL
                                 1/1/95-        RETURN     RETURN
                                 2/28/95        1/1/92-    1/1/92-
                               (ANNUALIZED)     2/28/95    2/28/95
                               ------------     ------     -------
Offshore Fund I............        (5.47)%      106.42%     25.72%
Morgan Stanley Capital
 International.............        (3.01)        86.42      21.74
Combined Asia Ex-Japan
 Index.....................

                                             [DATES]
Offshore Fund II...........
Morgan Stanley Capital
 International.............
Combined Asia Ex-Japan
 Index.....................



GENERAL. The performance results shown above are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly for Offshore Fund I and Offshore Fund II and are compounded monthly. The investment results are time-weighted based on market values determined as of the last business day of each month. The performance results are net of transaction costs and advisory and other fees incurred and reflect reinvestment of dividends and capital gains distributions, if any.



The performance results shown above are not performance results for the Asia Growth Fund, which has no history of operations. The results shown above should not be deemed to be indicative of future results for the Asia Growth Fund owing to differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments.



Although substantially similar, the investment objectives, policies and strategies for Offshore Fund I and Offshore Fund II differ in certain respects from those of the Asia Growth Fund. Such accounts were managed without regard to certain tax requirements applicable to U.S. registered investment companies that limit the proportions of short-term gains that such companies may realize to maintain their tax status. See "Dividends, Distributions and Taxes." Accordingly, the performance results shown above and that of the Asia Growth Fund are expected to differ.



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY SBAM AP WOULD RESULT IN DIFFERENT PERFORMANCE DATA. NO ADJUSTMENT HAS BEEN MADE FOR ANY INCOME TAXES WHICH ARE PAYABLE ON INCOME DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. THE EFFECT OF TAXES ON ANY INVESTOR WILL DEPEND ON SUCH INVESTOR'S TAX STATUS. SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES."


ADMINISTRATOR

Each Fund employs Investors Bank & Trust Company ("Investors Bank") under its applicable administration agreement to provide certain administrative services to the respective Fund. The administrator is not involved in the investment decisions made with respect to the Funds.

The services provided by Investors Bank under the applicable administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, each Fund, other than the Investors Fund, pays Investors Bank a fee, calculated daily and payable monthly, at an annual rate of
 .08% of the applicable Fund's aggregate average daily net assets. As compensation for its services to the Investors Fund and at no additional cost to the Investors Fund, SBAM pays Investors Bank a fee each month at an annual rate of .08% of the average daily value of the Investors Fund's net assets.

SALOMON  BROTHERS  INVESTMENT  SERIES

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and other classes of Fund shares.

-------------------------------------------------------------------------------
DETERMINATION
OF NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by each Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are

SALOMON  BROTHERS  INVESTMENT  SERIES

converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.

The Cash Management Fund uses the amortized cost method to value its portfolio securities and, with respect to each class of shares of the Fund, seeks to maintain a stable net asset value of $1.00 per share. Each of the other Funds values short-term investments that mature in 60 days or less at amortized cost whenever the Board of Directors determines that amortized cost is the fair value of those investments. If a Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value (using the bid price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the Statement of Additional Information for a more complete description of the amortized cost method.

--------------------------------------------------------------------------------
PURCHASE OF SHARES

Shares of each Fund may be purchased from any dealer that has a selling agreement with Salomon Brothers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer.

HOW TO OPEN AN ACCOUNT

In order to purchase shares of any Fund, an investor must submit a fully completed Purchase Application form.

MINIMUM INVESTMENT

The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for IRAs and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See "Shareholder Services." When purchasing shares of any Fund, investors must specify the class of shares. Each Fund and the investment manager reserve the right to reject any purchase order, to suspend the offering of shares for a period of time or to waive or lower the minimum investment requirements.

SALOMON  BROTHERS  INVESTMENT  SERIES

TIMING OF PURCHASE ORDERS


Orders for the purchase of Fund shares (other than the Cash Management Fund) received by selected dealers by the close of regular trading on the NYSE on any day that a Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to First Data Investor Services Group, Inc. ("FDISG"), formerly The Shareholder Services Group, Inc., through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See "Determination of Net Asset Value." It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Brothers or FDISG through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See "Purchases by Wire" below for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.


Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

PURCHASES BY WIRE


Shares of the Funds may be purchased by wiring federal funds to FDISG. Prior to making an initial investment by wire, an investor must call (800) SALOMON or
(800) 725-6666 to open an account. Please supply the following information: (i) the name(s) in which the shares are to be registered, (ii) address, (iii) social security or tax identification number (where applicable), (iv) dividend payment election, (v) class of shares, (vi) amount to be wired, (vii) name of the wiring bank, and (viii) name and telephone number of the person to be contacted in connection with the order. An account number will be assigned. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:


Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: (Name of Fund)
Name of Account:
Account # (As assigned):


Investors making initial investments by wire must promptly complete a Purchase Application and forward it to FDISG. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.



Subsequent investments can be made by wire at any time by wiring federal funds to FDISG as set forth above. Prior notification by telephone is not required in the case of subsequent wire purchases. To ensure prompt credit to their accounts, investors or their dealers should call (800) SALOMON or (800) 725-6666 prior to sending a wire to receive a reference number for the wire. If wires are received after 4:15 p.m. New York time or during a bank holiday, purchases will be confirmed

SALOMON  BROTHERS  INVESTMENT  SERIES

at the price determined on the next business day of the applicable Fund.

STOCK CERTIFICATES

Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates will be issued for fractional shares.

OTHER PURCHASE METHODS


Shares may also be purchased initially by completing a Purchase Application and mailing it, together with a check payable to FDISG, to:



(Name of Fund)
c/o FDISG
P.O. Box 9109
Boston, MA 02205-9109



Subsequent investments may be made at any time through a selected dealer or by mailing a check to FDISG at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and FDISG will charge a fee of $10 to the shareholder's account. FDISG does not intend to resubmit such checks for collection.


MULTIPLE PRICING SYSTEM

Each Fund currently offers three classes of shares to the general public through the Multiple Pricing System. Although the Class A, Class B and Class C shares of a particular Fund represent an interest in the same portfolio of investments, each class is subject to different sales charge structures and expense levels. Class A shares of all Funds are sold with a front end sales charge (with the exception of Class A shares of the Cash Management Fund, which are sold at net asset value) and may, under limited circumstances, be subject to a CDSC upon redemption. Class B shares and Class C shares of all Funds are sold without a front end sales charge but may be subject to a CDSC upon redemption (with the exception of sales of Class B shares and Class C shares of the Cash Management Fund, which are not subject to a CDSC). The Multiple Pricing System allows investors to select the class that is best suited to their needs and objectives. In considering the options afforded by the Multiple Pricing System, investors should consider both the applicable front end sales charge or CDSC, as well as the applicable service or distribution fee, and other relevant factors such as whether their investment goals are long-term or short-term in order to determine the class that best suits their circumstances and objectives. See "Multiple Pricing System" for a discussion of factors to consider in selecting which class of shares to purchase. In addition, Class O shareholders may purchase additional Class O shares which are sold at net asset value and are not subject to any sales charges, distribution or service fees.

CLASS A SHARES

The public offering price for Class A shares of each Fund is the per share net asset value of that class plus a front end sales charge, expressed as a percentage of the offering price as set forth in the table below. No front end sales charge is imposed on the purchase of Class A shares of the Cash Management Fund. However, when Class A shares of the Cash Management Fund on which no sales charge has been paid or waived are exchanged for Class A shares of another Fund, the sales charge applicable to purchases of Class A shares will be assessed at that time.

SALOMON  BROTHERS  INVESTMENT  SERIES

                           CLASS A SALES CHARGE TABLE

                                                                    CONCESSION
                                                                       TO
                                                                   BROKER-DEALER
                                                    PERCENTAGE         AS
                                     PERCENTAGE        OF              A
                                        OF             THE          PERCENTAGE
                                        THE            NET             OF
             AMOUNT OF                OFFERING        AMOUNT        OFFERING
         PURCHASE PAYMENT              PRICE         INVESTED        PRICE
-----------------------------------------------------------------------------------
Less than $50,000                      4.75%           4.99%          4.25%
$50,000 but less than $100,000         4.50%           4.71%          4.00%
$100,000 but less than $250,000        4.00%           4.17%          3.50%
$250,000 but less than $500,000        2.50%           2.56%          2.25%
$500,000 but less than 1 million       2.00%           2.04%          1.75%
$1 million or more                     None*           None             **

       ------------------------------------------------------------------

* With respect to purchases of Class A shares of $1 million or more, a CDSC will apply if the shares are redeemed within one year after purchase. See "Redemption of Shares--Class A Share Purchases of $1 million or more."

** The Distributor may in its discretion compensate selected dealers in connection with the sale of Class A Shares in an aggregate amount of $1 million or more up to the following amounts:

                                                                     DEALER'S
                                     AMOUNT OF PURCHASE              CONCESSION
                              ---------------------------------      ----
                              1 million up to $2 million             1.00%
                              Over $2 million up to $3 million        .75%
                              Over $3 million up to $5 million        .50%
                              Over $5 million                         .25%

The Distributor may reallow concessions to selected dealers and retain the balance over such concessions, and at times the Distributor may reallow the entire front end sales charge to such dealers. In such circumstances, dealers may be deemed to be "underwriters" as that term is defined under the 1933 Act. The Distributor has determined to reallow the entire front end sales charge to dealers for sales of Class A shares until further notice.

REDUCED SALES CHARGES

Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front end sales charge through several purchase plans.

RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of Class A shares in all Funds, excluding Class A shares purchased or held in the Cash Management Fund. Also, for purposes of the foregoing calculation, Class A shares (excluding Class A shares purchased or held in the Cash Management Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

LETTER OF INTENT. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares, (excluding Class A shares purchased or held in the Cash Management Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

SALOMON  BROTHERS  INVESTMENT  SERIES

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include but are not limited to plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

CERTAIN QUALIFIED PURCHASERS. No front end sales charge is applicable to any sale of Class A shares to a Director or officer of a Fund and to their immediate families (i.e., the spouse, children, mother or father of such persons), employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), any

SALOMON  BROTHERS  INVESTMENT  SERIES

full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families, participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or investors who purchase Class A shares with proceeds from the sale of shares of any other investment company with respect to which the investor previously paid a commission, whether a front-end sales charge or CDSC or otherwise.

CLASS B SHARES

Class B shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $250,000. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares. See "Redemption of Shares" which describes the CDSC in greater detail.

In general, a sales commission of 4% of the amount of Class B share purchases (other than Class B shares of the Cash Management Fund) will be paid by the Distributor to broker-dealers at the time of sale.

CLASS C SHARES

Class C shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $1,000,000. Class C shares are sold without a front end sales charge and are subject to a CDSC of 1% within the first year of purchase.

A sales commission of 1% of the amount of Class C share (other than Class C shares of the Cash Management Fund) will be paid by the Distributor to broker dealers at the time of sale.

CLASS O SHARES

Class O shares of each Fund are offered for sale at net asset value and are not subject to any sales charges. Only Class O shareholders may purchase additional Class O shares.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from SBAM in connection with processing and other services that it provides for certain shareholder accounts and may from time to time receive fees from the Funds in connection with the execution of portfolio transactions on behalf of the Funds.

Each class of each Fund (other than the Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to pay Salomon Brothers an annual service fee with respect to Class A, Class B and Class C shares of the applicable Fund (other than the Cash Management Fund) at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (other than the Cash Management Fund) at the rate of .75% of the value of the average daily net assets of

SALOMON  BROTHERS  INVESTMENT  SERIES

the respective class. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Brothers to selected securities dealers. The distribution fees are paid to Salomon Brothers to compensate for activities primarily intended to result in the sale of Class B and Class C shares. The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Salomon Brothers' branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Distributor. Under the Plans, Salomon Brothers may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a "trail fee") with respect to accounts that dealers continue to service. With respect to Class B shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 4% (or, in the limited circumstances described above under "-- --Class B Shares", 5%) of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 1% of the purchase price and a quarterly trail fee at an annual rate of .90% which will begin to accrue in the thirteenth month after settlement. In addition, with respect to Class A shares, Salomon Brothers will pay broker-dealers at the time of sale a commission as discussed above under "Purchase of Shares--Class A Shares" and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

The Plans provide that Salomon Brothers may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Brothers may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Brothers under the Plans and payments by Salomon Brothers to selected securities dealers are payable without regard to actual expenses incurred.

The Distributor may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, the Distributor may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant

SALOMON  BROTHERS  INVESTMENT  SERIES

amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Plan payments or the Distributor's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES

Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value next determined after the receipt of proper redemption instructions. The value of shares on redemption may be more or less than the investor's cost.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but each Fund may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension, or (iii) an emergency, as defined by rules of the SEC, exists, making disposal of portfolio securities or determination of the value of the net assets of each Fund not reasonably practicable.

For the shareholder's convenience each Fund has established several different redemption procedures. No redemption requests will be processed until the applicable Fund has received a completed Purchase Application. If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. Each Fund will not credit redemption proceeds for any shares until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire, or by a certified or cashier's check.


REDEMPTION BY MAIL



Shares may be redeemed by submitting a written request to FDISG which meets all the following requirements:


(1) Written instructions from registered owner(s), signed exactly as shares are registered (facsimile instructions will not be accepted);

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered

SALOMON  BROTHERS  INVESTMENT  SERIES


owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed, are to be wired to a bank or are to be sent to other than the registered address. Signature guarantees must be in accordance with FDISG's standards and procedures. Any one of the following guarantors is normally acceptable: (a) a commercial or savings bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; (c) a member firm of a domestic stock exchange; or (d) a foreign branch of any of the above (FDISG will not accept dated guarantees or guarantees from a notary public); and


(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.


To expedite processing of redemptions by mail, shareholders should submit redemption requests and all related documents directly to First Data Investor Services Group, Inc., P.O. Box 9109, Boston, MA 02205-9109.


Checks for redemption proceeds will normally be mailed within seven days after redemption. Unless other instructions are given in proper form, checks for redemption proceeds will be sent to the shareholder's address of record if the shareholder does not have a brokerage account. If a shareholder has a brokerage account, redemption proceeds will be credited to such account.

Upon request, the proceeds of a redemption amounting to $500 or more will be sent by federal funds or bank wire to the shareholder's predesignated bank account.

TELEPHONE REDEMPTION PRIVILEGE


Shareholders having direct accounts with FDISG may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under "Redemption by Mail" prior to initiating a telephone redemption.


Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.


Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under "Redemption by Wire." The check will be made payable to the registered shareholder(s) and sent to the address of record on file with FDISG.



Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the applicable Fund. None of the Funds or FDISG will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund and FDISG will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures.

SALOMON  BROTHERS  INVESTMENT  SERIES

When requesting a redemption by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

REDEMPTION BY WIRE


If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by telephone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or FDISG for further information.


You may either:


Telephone the redemption request to FDISG at the following number:
(800) SALOMON or (800) 725-6666 or



Mail the request to FDISG at the following address:



(Name of Fund)
c/o FDISG
P.O. Box 9109
Boston, MA 02205-9109



Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly guaranteed. With respect to the Cash Management Fund, if a wire redemption request is received by FDISG by 12:00 noon (New York time) on any business day, the redemption proceeds generally will be transmitted to the shareholder's bank that same day. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.


CHECKWRITING


Checkwriting is available only to Class A and Class O shareholders of the Cash Management Fund. If redemption by check has been elected on the Purchase Application, the redemption of shares may be made by using redemption checks provided by FDISG. There is no charge for this service. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of $500 or more. Shareholders will continue to earn dividends on the shares redeemed until the check clears the banking system. If a shareholder's account does not contain an available amount sufficient to cover the amount of a check, the check will be returned marked insufficient funds and a $10 charge per returned check will be imposed. If checks are improperly signed, they will not be honored. Checks cannot be used to close an account. Redemption by check may be terminated at any time by FDISG or the applicable Fund.


SMALL ACCOUNTS

Under each Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which has a value of $500 or less or, in the case of an IRA or Self-Employed Retirement Plan, $250 or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

CONTINGENT DEFERRED SALES CHARGES

Redemptions may be subject to a CDSC as described below. The CDSC is not applicable with respect to redemptions of shares of the Cash Management Fund which have never been exchanged from another Fund. However, in the case of shares of the Cash Management Fund which were obtained through an exchange from another Fund, such shares will be subject to any applicable CDSC due at

SALOMON  BROTHERS  INVESTMENT  SERIES

redemption. Similarly, shares initially purchased in the Cash Management Fund which are subsequently exchanged for shares of other Funds will be subject to any applicable CDSC due at redemption. Shares of any Fund may be exchanged for shares of any other Fund without the imposition of a CDSC, although a CDSC may apply upon redemption of the shares acquired through the exchange. See "Shareholder Services--Exchange Privilege."

Because shares of the Cash Management Fund are not subject to any distribution or service fees, any applicable CDSC period is tolled for the period of time in which shares of other Funds are held in the Cash Management Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management Fund are exchanged for shares of the Cash Management Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption.

The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on: (i) amounts representing increases in the net asset value per share and (ii) shares acquired through reinvestment of income dividends or capital gains distributions.

The CDSC may be waived on a redemption of shares in connection with: (a) redemptions made following the death or disability (as defined in the Code) of a shareholder; (b) redemptions effected pursuant to each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size; (c) a tax-free return of an excess contribution to any retirement plan; (d) exchanges; (e) automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see "Shareholder Services--Automatic Withdrawal Plan"); (f) redemptions of shares in connection with certain post-retirement distributions and withdrawals from retirement plans or IRAs; (g) redemptions proceeds from other Funds that are reinvested within 60 days of the redemption (see "Shareholder Services-- Reinstatement Privilege"); (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans; and (i) redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or SBAM.

CLASS A SHARE PURCHASES OF $1 MILLION OR MORE

Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class A shares of the Cash Management Fund, which are not subject to any CDSC upon redemption).

CLASS B SHARES

Class B shares that are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the

SALOMON  BROTHERS  INVESTMENT  SERIES

dollar amount subject thereto (with the exception of Class B shares of the Cash Management Fund, which are not subject to any CDSC upon redemption). The amount of any CDSC payable upon redemption varies depending on the number of years elapsed from the time of the purchase of Class B shares until the time of redemption. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

                               CLASS B CDSC TABLE

                                                                         CDSC
                                                                         AS A
                                                                       PERCENTAGE
                                                                          OF
                                                                        DOLLAR
                                                                        AMOUNT
                                                                        SUBJECT
                                                                          TO
                YEAR(S) SINCE PURCHASE ORDER                            CHARGE
-------------------------------------------------------------            ----
Up to 2 years                                                              5%
2 years or more but less than 3 years                                      4%
3 years or more but less than 4 years                                      3%
4 years or more but less than 5 years                                      2%
5 years or more but less than 6 years                                      1%
6 or more years                                                            0%

CLASS C SHARES

Class C shares are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund, which are not subject to any CDSC upon redemption).

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION

From time to time, a Fund may advertise its "yield," "tax-equivalent yield," "effective yield" and/or standardized and nonstandardized "average annual total return" over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for Class A shares include the maximum initial 4.75% sales charge (except for the Cash Management Fund which has no sales charge) and for Class B and Class C shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is

SALOMON  BROTHERS  INVESTMENT  SERIES

presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 4.75% sales charge for the Class A shares (except for the Cash Management Fund which has no sales charge) or any applicable CDSC for Class B and Class C shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

Yield is calculated in accordance with the SEC's formula. The tax-equivalent yield is calculated by determining the portion of the yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield. Yield differs from total return in that it does not consider changes in net asset value.

From time to time the Cash Management Fund may make available information as to its "yield" and "effective yield." The "yield" of the Cash Management Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications such as Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The annual reports to shareholders for each of the Series Funds, other than the total Return Fund and the Asia Growth Fund which recently commenced operations, and the Investors Fund for the fiscal year ended December 31, 1994 containing additional performance information are available without charge and can be obtained by writing or calling the address or telephone number printed on the front

SALOMON  BROTHERS  INVESTMENT  SERIES

cover. The yield of the Cash Management Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System. Performance figures are based on historical earnings and are not intended to indicate future performance. See "Performance Data" in the Statement of Additional Information.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Cash Management Fund intends to declare as a dividend substantially all of its net investment income at the close of each business day to the Fund's shareholders of record at 12:00 noon (New York time) on that day, and will pay such dividends monthly. The New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will declare dividends from net investment income daily and pay them monthly. The Asia Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund present policy is to pay quarterly dividends from net investment income.

Net investment income is a Fund's investment company taxable income, as that term is defined in the Code determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accreted or premium amortized to the date of maturity, minus estimated expenses.

Shares of a Fund (other than the Cash Management Fund, as described below) are entitled to dividends declared beginning on the day after the purchase order is received in good order. Purchase orders for shares of the Cash Management Fund for which payment is received in or converted into federal funds by 12:00 noon (New York time) on any business day will become effective and begin to earn dividends that same day. Purchase orders for shares of the Cash Management Fund for which payment is received in or converted into federal funds after 12:00 noon (New York time) on any business day will become effective and begin to earn dividends on the following business day. With respect to the Cash Management Fund, shares redeemed by 12:00 noon (New York time) will accrue dividends through the day prior to redemption and shares redeemed after 12:00 noon will accrue dividends through the day of redemption. The New York Municipal Bond Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Asia Growth Fund will accrue dividends on settled shares through the day of redemption. For Funds that will declare dividends daily, net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

SALOMON  BROTHERS  INVESTMENT  SERIES

Dividends are determined in the same manner and are paid in the same amount for each Fund share, except certain expenses borne differ by class. In addition, the maximum distribution and service fees payable by the Class B and Class C shares of each Fund (other than the Cash Management Fund, which bears no such fees) are more than the maximum fees payable by such Fund's Class A and Class O shares. Moreover, Class O shares are not subject to any distribution or service fees. As a result, the per share dividends on the Class O shares will generally be higher than Class A, Class B and Class C shares of each Fund (other than the Cash Management Fund) and the per share dividends on Class A shares of each Fund will generally be higher than those on Class B and Class C shares (other than the Cash Management Fund).

Net realized short-term capital gains of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years). The Cash Management Fund does not expect to realize any long-term capital gains.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, each Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.


If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.



Dividend and/or capital gains distributions will be reinvested automatically in additional shares of the same class of a Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. A shareholder who does not have a brokerage account may inform FDISG, by notice sent to P.O. Box 9109, Boston, Massachusetts 02205-9109, that he or she wishes to receive such dividends or distributions in cash directly from FDISG. If such distribution is to be sent to an address other than the address on record, a signature guarantee is required. See "Redemptions by Mail" above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with FDISG. Shareholders may change the distribution option at any time by notification to FDISG or calling 1-800-SALOMON prior to the record date of any such dividend or distribution.

----------------------------------------------------------------------
TAXATION

FEDERAL INCOME TAX MATTERS. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the New York Municipal Bond Fund and the National Intermediate Municipal Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain "private activity" obligations that is otherwise exempt from tax.

Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and net realized capital gains. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of a Fund of investment company taxable income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income.

Distributions of net realized long-term capital gains designated by a Fund as "capital gain dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. With respect to each Fund, a portion of each Fund's dividends may qualify for the dividends received deduction available to corporations. In general, the maximum federal income tax rate imposed on individuals with respect to capital gain dividends will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which currently are taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions of net capital gain will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.

SALOMON  BROTHERS  INVESTMENT  SERIES

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such

SALOMON  BROTHERS  INVESTMENT  SERIES

bond may be deferred until such bond is sold or otherwise disposed.

Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ("IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.


HONG KONG TAX MATTERS. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.


Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends

SALOMON  BROTHERS  INVESTMENT  SERIES

attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

NEW YORK MUNICIPAL BOND FUND AND NATIONAL INTERMEDIATE MUNICIPAL FUND. The New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

All or a portion of the gain from sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the New York Municipal Bond Fund and the National Intermediate Municipal Fund.

Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of exempt-interest dividends may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable.

With respect to the New York Municipal Bond Fund, the exemption of interest income for regular federal income tax purposes and for New York State and New York City personal income tax purposes

SALOMON  BROTHERS  INVESTMENT  SERIES

may not result in similar exemptions under the tax law of state and local taxing authorities outside New York. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the New York Municipal Bond Fund, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

The New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends that substantially all dividends and distributions it pays to its respective shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent the New York Municipal Bond Fund and the National Intermediate Municipal Fund each earns income from taxable investments or realizes capital gains, some portion of its respective dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in a Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a Fund.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

Each Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.

AUTOMATIC INVESTMENT PLAN

An investor who opens an account and wishes to make subsequent, periodic investments in a Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Fund unless otherwise specified.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD)

The ADD program allows an investor to have all dividends and any other distributions from a Fund automatically

SALOMON  BROTHERS  INVESTMENT  SERIES

used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as the investor's existing account. The purchase of shares to the Fund receiving the cross-investment of the dividends will be using the net asset value at the close of business of the dividend payable date.

SYSTEMATIC INVESTING

An investor may request that shares of any class of a Fund be exchanged monthly for shares of the same class of any other Fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as "Dollar Cost Averaging."

EXCHANGE PRIVILEGE

Shareholders of any Fund may exchange all or part of their shares for shares of the same class of any other Fund at the applicable relative net asset value per share without the imposition of any front end sales charge or CDSC, except as described below. Shares of a Fund are eligible for exchange 30 days after purchase. Shares of one class may not be exchanged for shares of any other class of any Fund.

A front end sales charge will be imposed with respect to Class A shares of a Fund which are issued upon an exchange from Class A Cash Management Fund shares and as to which no front end sales charge had been previously paid or waived.

For purposes of determining a shareholder's holding period in the calculation of any applicable CDSC, the period of time during which shares were held prior to an exchange will be added to the holding period of shares acquired in an exchange. However, the CDSC period is tolled for any period of time in which shares are held in the Cash Management Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management Fund are exchanged for shares of the Cash Management Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption. Furthermore, when Cash Management Fund shares are exchanged for shares of any other Fund, the CDSC becomes (or, in the case of Cash Management Fund shares which were subject to a CDSC prior to a previous exchange for Cash Management Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Funds other than the Cash Management Fund counts toward determining the applicable CDSC.


Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. None of the Funds or FDISG will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and FDISG may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.


The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of

SALOMON  BROTHERS  INVESTMENT  SERIES

the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See "Taxation" above.

The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. Salomon Brothers reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may establish a plan for redemptions to be made automatically at monthly, quarterly, semiannual or annual intervals with payments sent directly to him or her or to persons designated by the shareholders as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to the shareholder and mailed to the address of record on the account. Investors are required to have a minimum account value of $10,000 in a single account in order to establish a monthly withdrawal plan, and a minimum of $5,000 in a single account for quarterly, semiannual and annual withdrawal plans. Each withdrawal constitutes a redemption of shares on which a gain or loss may be recognized. Class B and Class C shareholders may redeem 12% annually or no more than 2% monthly of their initial account balances without incurring a CDSC. With respect to the New York Municipal Bond Fund and the Investors Fund, a Withdrawal Plan may be opened with an account having a total value of at least $7,500, and a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $250 and $50 from the New York Municipal Bond Fund and the Investors Fund, respectively. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to an investor because of the sales charges on certain purchases and redemptions.

The redemptions will occur on or about the 10th day or the 25th day of the month and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time.

REINSTATEMENT PRIVILEGE

A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss

SALOMON  BROTHERS  INVESTMENT  SERIES

on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF-EMPLOYED RETIREMENT PLAN

A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute earned income on behalf of themselves and each of their employees to purchase shares of a Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding such plan.

IRAS

A prototype IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for certain individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Funds may be invested in shares of a Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding an IRA.

--------------------------------------------------------------------------------
ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing diversification of investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund, the New York Municipal Bond Fund and the National Intermediate Municipal Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.

------------------------------------------------------------------------------
CAPITAL STOCK

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of

SALOMON  BROTHERS  INVESTMENT  SERIES


Incorporation and Articles Supplementary, the Directors have authorized the issuance of ten series of shares, each representing shares in one of ten separate Funds. The National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund are newly or recently organized portfolios of the Series Funds. In addition, the Series Funds includes the Cash Management Fund, New York Municipal Bond Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Institutional Money Market Fund (formerly called the U.S. Treasury Securities Money Market Fund). The assets of each Fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns a significant percentage of the outstanding shares of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund and consequently is a controlling person of such Funds.


The Investors Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 50,000,000 shares having a par value of $1.00 per share.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about another Fund. The Directors of the Series Funds and the Investors Fund have considered this factor in approving the use of a combined Prospectus.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. None of the Funds will issue any senior securities. Under the corporate law of Maryland, the state of incorporation of both the Series Funds and the Investors Fund, and the By-Laws of each of the Series Funds and the Investors Fund, neither the Series Fund nor the Investors Fund is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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APPENDIX A:
DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca--Bonds which are rated "Ca" represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its

                                                                        PAGE A-1

SALOMON  BROTHERS  INVESTMENT  SERIES

generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.


A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.


BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization

PAGE A-2

SALOMON  BROTHERS  INVESTMENT  SERIES

characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S INVESTORS SERVICE'S MUNICIPAL BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa--Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


                                                                        PAGE A-3

SALOMON  BROTHERS  INVESTMENT  SERIES

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S MUNICIPAL BOND RATINGS

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.


A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1--Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.


MIG-2/VMIG-2--Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.


STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1--Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

PAGE A-4

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FITCH MUNICIPAL BOND RATINGS

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances


                                                                        PAGE A-5
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SALOMON  BROTHERS  INVESTMENT  SERIES

are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

PAGE A-6

----------------------------------------------------------------------------
APPENDIX B:
GENERAL CHARACTERISTICS
AND RISKS OF DERIVATIVES

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other similar types of instruments.

A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the


                                                                        PAGE B-1
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SALOMON  BROTHERS  INVESTMENT  SERIES

performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that

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SALOMON  BROTHERS  INVESTMENT  SERIES

the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, and for risk management purposes, or a Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract

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SALOMON  BROTHERS  INVESTMENT  SERIES

fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional

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SALOMON  BROTHERS  INVESTMENT  SERIES

difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency and equity swaps, the purchase or sale of related caps, floors and collars and other similar arrangements. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular

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SALOMON  BROTHERS  INVESTMENT  SERIES

investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate, currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

A Fund will usually enter into swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar types of instruments are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Fund's applicable borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 10% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

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SALOMON  BROTHERS  INVESTMENT  SERIES

RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.


The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.


As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction

                                                                        PAGE B-7
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SALOMON  BROTHERS  INVESTMENT  SERIES

costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by a Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires

PAGE B-8

SALOMON  BROTHERS  INVESTMENT  SERIES

no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.


                                                                        PAGE B-9

TELEPHONES
(800) SALOMON
(800) 725-6666

DISTRIBUTOR
Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

First Data Investor Services Group, Inc.

P.O. Box 9109
Boston, Massachusetts 02205-9109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
New York, New York 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
New York, New York 10017

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

------------------------------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT

------------------------------------------------------------------

                             Subject to Completion
                Preliminary Statement of Additional Information
                              dated March 29, 1996


                       SALOMON BROTHERS INVESTMENT SERIES
                              7 World Trade Center
                            New York, New York 10048
                                 (800) SALOMON
                                 (800) 725-6666


                      STATEMENT OF ADDITIONAL INFORMATION

Salomon Brothers Investment Series consists of Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), Salomon Brothers Asia Growth Fund (the "Asia Growth Fund") and Salomon Brothers Investors Fund Inc (the "Investors Fund") (each a "Fund" and collectively, the "Funds"). Each of the Funds, except for the Investors Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the "Series Funds"), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, the Strategic Bond Fund, Total Return Fund and Asia Growth Fund are newly or recently organized portfolios of the Series Funds. The Investors Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The investment objective of each Fund is described in the Prospectus dated ____________, 1996, as the same may be amended or supplemented from time to time (the "Prospectus").


  This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus. This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.


_______________, 1996

                               TABLE OF CONTENTS





ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES . . . . . . .   2
SPECIAL FACTORS AFFECTING THE FUND'S INVESTMENT
     IN NEW YORK MUNICIPAL OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . .  19
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
ADDITIONAL PURCHASE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
ADDITIONAL REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  80
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . .  81
PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
SHAREHOLDER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
VALIDITY OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98





    ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


     The Prospectus indicates the extent to which each of the Funds may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Prospectus under "Investment Objectives and Policies" and "Additional Investment Activities and Risk Factors". References herein to the investment manager means Salomon Brothers Asset Management Inc ("SBAM"), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP").

     FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

     Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.


     Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund, in addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

     Other investment risks include the possible imposition of foreign taxes on certain amounts of a Fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.


     In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. See "--High Yield Securities".




U.S. GOVERNMENT OBLIGATIONS

     In addition to the U.S. Treasury obligations described in the Prospectus, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.


BANK OBLIGATIONS

     As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.


FLOATING AND VARIABLE RATE INSTRUMENTS

     As stated in the Prospectus, certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.


ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Fund. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.


LOANS OF PORTFOLIO SECURITIES

     Certain Funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. The Investors Fund did not lend any of its portfolio securities during 1995 and has no present intention to do so. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Asia Growth Fund has no present intention to lend its portfolio securities.



RULE 144A SECURITIES

     As indicated in the Prospectus, certain Funds may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the "Commission") stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

MORTGAGE-BACKED SECURITIES

     The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

     BACKGROUND. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

     YIELD CHARACTERISTICS. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The U.S. Government Income, Strategic Bond and Total Return Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or "TBA" basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

     The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ("FHA Loans") or Veterans' Administration Loans ("VA Loans") and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans;
(v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may
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also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals
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on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."


INVERSE FLOATING RATE OBLIGATIONS

     Certain Funds may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.


DERIVATIVES

     The description in the Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund.

     FORWARD CURRENCY EXCHANGE CONTRACTS. As indicated in the Prospectus, in order to hedge against currency exchange rate risks or to increase income, certain Funds may enter into forward currency exchange contracts with securities dealers, financial institutions or other parties, through direct bilateral agreements with such counterparties. A Fund will enter into forward currency exchange contracts only with counterparties which the investment manager deems creditworthy. In connection with a Fund's forward currency transactions, the Fund will set aside in a segregated account with its custodian, cash, cash equivalents or high
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quality debt securities in an amount equal to the amount of the contract, to be used to pay for the commitment. The segregated account will be marked-to-market on a daily basis. In addition to the circumstances set forth in the Prospectus, a Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

     FUTURES CONTRACTS.   As indicated in the Prospectus, certain Funds may
trade futures contracts (1) on domestic and foreign exchanges on currencies, interest rates and bond indices and (2) on domestic and, to the extent permitted by the Commodity Futures Trading Commission ("CFTC"), foreign exchanges on stock indices. None of the Funds is a commodity pool, and a Fund will use futures contracts and options thereon solely (i) for bona fide hedging purposes and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund may not enter into any futures contract or related option other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of aggregate initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures contracts would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of (a) cash, cash equivalents or high quality debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. Furthermore, with respect to the sale of futures contracts by a Fund, the value of such contracts may not exceed the total market value of such Fund's portfolio securities.

     Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

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                                                                              14




     Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

     Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Certain Funds may enter into short municipal bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested in securities and anticipates a significant market advance, it may enter into long municipal bond index futures contracts in order to gain rapid market exposure that may wholly or partially offset increases in the costs of securities that it intends to purchase. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     OPTIONS.  As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income, certain Funds may purchase put and call options or write "covered" put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write "covered" put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will own (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same
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                                                                              15



"series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

     In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

     In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

     A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a
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                                                                              16



closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

     A Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     Over-the-counter options are purchased from or sold to securities dealers, financial institutions or other parties, through direct bilateral agreement with such counterparties. A Fund will purchase and sell over-the-counter options only from and to counterparties which the investment manager deems to be creditworthy.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     (a)  Options on Stocks and Stock Indices.  A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase
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                                                                              17



income to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income, as described above in "Forward Currency Exchange Contracts."

     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

     INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

     A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager determined that, as a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors, and collars it will maintain in a segregated account cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate
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and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.


OTHER INVESTMENT COMPANIES

     As indicated under "Investment Limitations" below, a Fund may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.


                SPECIAL FACTORS AFFECTING THE FUND'S INVESTMENT
                       IN NEW YORK MUNICIPAL OBLIGATIONS




     Some of the significant financial considerations relating to the investments of the New York Municipal Bond Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

  NEW YORK STATE



     New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.


     In April 1993, legislation was also enacted providing for significant constitutional changes to the long-term financing practices of the State and the Authorities.


     In June 1994, the Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State.
In addition, the proposed amendment would permit multiple purpose general obligation bond proposals to be proposed on the same ballot, require that State debt be incurred only for capital projects included in a multi-year capital financing plan and prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.


     Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, Governor Cuomo and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).


     Although the State Senate and Assembly passed the amendment, the voters defeated it in November 1995.


     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes

("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.


     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996.


     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.


     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the States makes certain local aid payments. The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interest in acquiring operational equipment, or in certain cases, real property.


     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     The State also employs moral obligations financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority.


     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

     LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995.

     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.7 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1994-95 capital projects. Included therein are borrowings by (i) the Dormitory Authority of the State of New York ("DA") for State University of New York ("SUNY"), The City University of New York ("CUNY"), and health facilities, (ii) the New York State Medical Care Facilities Finance Agency ("MCFFA") for mental health facilities; (iii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the Housing Finance Agency ("HFA") for housing programs; and (vi) other borrowings by the Environmental Facilities Corporation ("EFC") and the Energy Research and Development Authority ("ERDA").

     In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC"), created to provide financing assistance to New York City (the "City"), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

     State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


     Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased 111% in the nation. The State Division of the Budget ("DOB") believes, however, that it is more informative to describe the state and local tax burden in terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1992, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by
1.3 percent while such taxes increased 4 percent in the nation. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within the State. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.



     The national economy began expanding in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and
banking industries.   DOB forecasted that national economic growth would
weaken, but not turn negative, during the course of 1995 before beginning to rebound. This dynamic is often described as a "soft landing."



     The national economy achieved the desired "soft landing" in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the buildup of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996. Real GDP grew only 0.9 percent in the fourth quarter of 1995, and there were declines in the leading economic indicators in four of the past five months. It is anticipated that slow economic growth will continue through the first half of 1996 and inflationary pressures will be modest in 1996. Economic growth will gradually accelerate in the second half of 1996 as the lower level of interest rates over the last year is expected to stimulate economic activity. Economic growth, as measured by the nation's nominal GDP, is projected to expand by 4.3 percent in 1996 versus 4.6 percent in 1995. In 1992 dollars, real GDP is expected to grow 1.8 percent as compared with the 2.1 percent growth in 1995. By either measure, economic growth is projected to be noticeably slower for 1996 than for 1995.

     To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 "economic development zones" in economically distressed regions of the States. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones. There can be no assurance that these programs will be successful.



     From 1994 to 1995 the annual growth rates of most economic indicators for the State improved. The pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, State and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.



     The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.


     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year (the "1995-96 State Financial Plan") was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

     The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995-96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded

1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.


     The following discussion summarizes updates to the 1995-96 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts are projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year.

     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.


     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

     Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

     Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1995-96 fiscal year, activity in these funds is expected to comprise 7 percent of total governmental receipts and disbursements.


     Disbursements from this fund type are projected to increase by $541 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 23 percent of the activity in this fund type--$936 million in 1995-96--and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $80 million over 1994-95 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (38 percent), general obligation bond proceeds (9 percent), and current revenues (28 percent). Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.


     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1995-96 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1995-96 fiscal year, total disbursements in this fund type are projected at $2.506 billion, an increase of $303 million or 13.8 percent. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments.


     The State contemplates financing the remaining payments by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer--$1.761 billion--is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.



     The State issued the first of the three required quarterly updates to the 1995-96 cash-basis State Financial Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter Update projected continued balance in the State's 1995-96 Financial Plan, and incorporated few revisions to the initial State Financial Plan of June 20, 1995. The economic forecast was unchanged. A number of small, offsetting changes were made to the annual receipts and disbursements estimates. The First Quarter Update also incorporated the restatement of three transactions within the budget so that these transactions conformed with accounting treatments utilized by the Office of the State Comptroller. These restatements had the net effect of reducing both General Fund receipts and disbursements by $251 million; therefore, they had no impact on the closing balance of the General Fund.




     The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid-Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payments of litigation and disallowance expenses. The Mid-Year Update also incorporated changes resulting from implementation of the Governor's Management Review Plan which was released on October 12, 1995. The Management Review Plan is expected to produce savings of $148 million in State fiscal year 1995-96, primarily through Medicaid Utilization controls, consolidation of State agency staffing and office space, controls on staffing, overtime and contractual expenses, and increased productivity. Of the $148 million in savings attributable to the Management Review Plan, $146 million was reflected in low spending from the General Fund and $2 million was reflected in increased General Fund receipts.

     The State revised the cash-basis 1995-96 Financial Plan on December 15, 1995 (the "December 15 Update"), in connection with the release of the Executive Budget for the 1996-97 fiscal year.



     The December 15 Update projected continued balance in the 1995-96 General Fund Financial Plan, with reductions on projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Tax receipts are now projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds are estimated at $3.15 billion, $65 million lower than in the Mid-Year Update. The largest single change in these estimates is attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.



     Projected General Fund disbursements are reduced by a total of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflects reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.



     The balance in the General Fund at the close of the 1995-96 fiscal year is expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit in the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.



     Changes in federal aid programs currently pending in Congress are not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which can not be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balances of the year.



     The State issued its third required quarterly update to the 1995-96 cash-basis State Financial Plan on January 30, 1996 (the "Third Quarterly Update") following those submitted in July and October 1995. The Third Quarterly Update was published two weeks after the closure of the Governor's 30-day amendment period, during which the Governor revised the 1996-97 State Financial Plan.



     The Third Quarterly Update reflected actual results through the third quarter of the State's fiscal year, quarterly and year-end tax payments received in December and January, and modest changes in spending to reflect the current year impact of certain 30-day amendments. The 1995-96 General Fund State Financial Plan was projected to remain in balance on a cash basis, with both receipts and disbursements projected to be $47 million higher than in the December 15 Update. Total taxes were projected to be $29.66 billion, $88 million higher than in the December 15 Update. Miscellaneous receipts and transfers were expected to total $3.1 billion, down $41 million from the December 15 Update. Total disbursements were projected to be $32.75 billion, an increase of $47 million from the December 15 Update. Spending in Governmental Funds were projected at $63.31 billion, an increase of $15 million from the December 15 Update.

     The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, one month before the legal deadline. The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years and an updated Capital Plan. As provided by the State Constitution, the Governor submitted amendments to his 1996-97 Executive Budget within 30 days following submission. Those amendments are reflected in the discussion of the 1996-97 Executive Budget contained in this Statement of Additional Information. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Statement of Additional Information.



     The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.



     The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $1.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.

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     The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan Congressional support and would benefit 32 states, including New York.



     The 1996-97 Financial Plan projects receipts of $31.32 billion and spending of $31.22 billion, allowing for a deposit of $85 million to the Contingency Reserve Fund and a required repayment of $15 million to the Tax Stabilization Reserve Fund.



     The Governor has submitted several amendments to the Executive Budget. These amendments have a nominal impact on the State's Financial Plan for 1996-97 and the subsequent years. The net impact of the amendments leaves unchanged the total estimated amount of General Fund spending in 1996-97, which continues to be projected at $31.22 billion. All funds spending in 1996-97 is increased by $68 million, primarily reflecting adjustments to projections of federal funds, and now totals $63.87 billion.



     The budget amendments advanced by the Governor are largely technical revisions, with General Fund spending increases fully offset by spending decreases. Reductions in estimated 1996-97 disbursements are recommended primarily for welfare (associated with updated projections showing a declining caseload) and debt service (reflecting lower interest rates and recent bond sales). Disbursement increases are projected for snow and ice control, the AIDS Institute, Health Department utilization review programs and other items. Estimated disbursements for other funds are increased to accomodate updated projections of federal funding in certain categorical grant programs and reduced for welfare as noted on for the General Fund.



     On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget which address two potential outcomes of the federal debate on entitlement reform:

     * Contingency Plan--If the federal government fails to adopt entitlement changes assumed to produce savings in the Executive Budget for the State's 1996-97 fiscal year, the Governor has identified $2.01 billion in new or redirected resources to replace these savings in order to preserve budget balance in the 1996-97 State Financial Plan.

     * Balanced Budget Bonus Plan--If the federal government acts, through legislation or through waivers of existing federal provisions, and any necessary conforming changes are adopted by the State Legislature, the State could receive all or a portion of the $2.01 billion benefit anticipated in the original 1996-97 Executive Budget. As a result, a portion of the new resources identified in the Contingency Plan would then be available to make restorations or add new spending to the 1996-97 State budget. The Balanced Budget Bonus Plan sets priorities for up to $1.42 billion in potential recurring and non-recurring spending increases.

     There can be no assurance that the Legislature will enact the Executive Budget or any of the amendments proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Supplement. Further, since the amendments implementing the Contingency Plan and the Balanced Budget Bonus Plan have been submitted after the 30-day amendment period, the Legislature must consent to their introduction.

     DOB believes that its economic assumptions and its projections of receipts and disbursements for the 1996-97 Executive Budget as amended by the Contingency Plan and the Balanced Budget Bonus Plan are reasonable. However, various financial, social, economic, and political factors can affect these projections, of which certain factors, such as action by the federal government, are outside the State's control. Because of the uncertainty and unpredictably of those factors, their impact cannot be fully anticipated in the assumptions underlying the State's projections.






     The 1996-97 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 budget gap primarily through expenditures reductions and without increases in taxes or deferrals of scheduled tax reductions. After accounting for proposed changes to the Executive Budget submitted during the 30-day amendment period, the net impact of these actions is expected to produce a potential imbalance in the 1997-98 fiscal year of $1.44 billion and in the 1998-99 fiscal year of $2.46 billion, assuming implementation of the 1996-97 Executive Budget recommendations. For 1997-98, receipts are estimated at $30.62 billion and disbursements at $32.05 billion. For 1998-99, receipts are estimated at $31.85 billion and disbursements at $34.32 billion.

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     For 1996-97 the closing fund balance in the General Fund is projected to be $272 million. The required deposit to the Tax Stabilization Reserve Fund adds $15 million to the 1995-96 balance of $172 million in that fund, bringing the total to $187 million at the close of 1996-97. The remaining General Fund balance reflects the deposit of $85 million to the Contingency Reserve Fund, to provide resources to finance potential costs associated with litigation against the State. This deposit is expected to be made pursuant to legislation submitted with the Executive Budget which will require the State share of certain non-recurring federal recoveries to be deposited to the Contingency Reserve Fund.



     For 1996-97, the Financial Plan projects disbursements of $28.93 billion from this Fund. This includes $7.65 billion from Special Revenue Funds containing State revenues, and $21.28 billion from funds containing federal grants, primarily for social welfare programs.



     The 1996-97 Executive Budget recommends that all of the SUNY's revenues be consolidated in a single fund, permitting SUNY more flexibility and control in the use of its revenues. As a result of this proposal, General Fund support would be transferred to this fund, rather than spent directly from the General Fund. SUNY's spending from this fund is projected to total $2.55 billion in 1996-97. The Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State, are projected to have total disbursements of $1.23 billion in 1996-97. Disbursements also include $1.63 billion in lottery proceeds which, after payment of administrative expenses, permit the distribution of $1.43 billion for education purposes. One hundred million dollars of lottery proceeds will be reserved in a separate account for a local school tax reduction program to be agreed upon by the Governor and the Legislature for disbursement in State fiscal year 1997-98. Disbursements of $650 million in 1996-97 from the Disproportionate Share Medicaid Assistance Fund constitutes most of the remaining estimated State Special Revenue Funds disbursements.



     Federal Special Revenue Fund projections for 1996-97 were developed in the midst of considerable uncertainty as to the ultimate composition of the federal budget, including uncertainties regarding major federal entitlement reforms. Disbursements are estimated at $21.27 billion in 1996-97, an increase of $2.02 billion, or 10.5 percent from 1995-96. The projections included in the 1996-97 State Financial Plan assume that the federal Medicaid program will be reformed generally along the lines of the congressional MediGrant program. This would include an increase from 50 percent to 60 percent in the federal share of New York's Medicaid expenses. A repeal of the federal Boren amendment regarding provider rates is also anticipated. As a result of these changes, the Executive Budget projects the receipt of $13.1 billion in total federal Medicaid reimbursements in 1996-97, an increase of approximately $915 million from the 1995-96 level.



     The second largest projected increase in federal reimbursement is for the State's welfare program. The State is projected to receive $2.5 billion, up $421 million from 1995-96 levels, primarily because of increased funding anticipated from the proposed federal welfare block grant. All other federal spending is projected at $5.7 billion for 1996-97, an increase of $626 million.

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     Disbursements from the Capital Projects Funds in 1996-97 are estimated at
$3.76 billion. This estimate is $332 million less than the 1995-96 projections. The spending reductions are the result of program restructuring, achieved in 1995-96 and continued in the 1996-97 Financial Plan. The spending plan includes:



     - $2.5 billion in disbursements for the second year of the five-year $12.6 billion State and local highway and bridge program;



     -    Environmental Protection Fund spending of $106.5 million;



     -    Correctional services spending of $153 million; and



     - SUNY and CUNY capital spending of $196 million and $87 million, respectively.



     The share of capital projects to be financed by "pay-as-you-go" resources is projected to hold steady in 1996-97 at approximately 27 percent. State-supported bond issuances finance 44 percent of capital projects, with federal grants financing the remaining 29 percent.



     Disbursements from the Debt Service Fund are estimated at $2.64 billion in 1996-97, an increase of $206 million or 9 percent from 1995-96. Of this increase, $85 million is attributable to transportation bonding for the State and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, $35 million is for corrections including new debt service on prisons recently purchased from New York City, and $27 million is for the mental hygiene programs financed through the Mental Health Services Fund. Debt service for LGAC bonds increases only slightly after years of significant increases, as the new-money bond issuance portion of the LGAC program was completed in State fiscal year 1995-96. Increased debt service costs primarily reflect prior capital commitments financed by bonds issued by the State and its public authorities, the reduced use of capitalized interest, and the use of shorter term bonds, such as the 10 year average maturity for the Dedicated Highway and Bridge Trust Fund bonds.



     The 1995-96 State Financial Plans and the 1996-97 Executive Budget are based upon forecasts of national and State economic and financial conditions. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results in the 1995-96 and the 1996-97 fiscal years that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.


     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. First, the national recession, and then
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the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.

     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

     Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.
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     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in its tax refund reserve account, $265 million in its CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 fiscal year exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

     The higher receipts resulted, in part, because the State economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The State economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The State Division of the Budget (the "DOB") believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

     Disbursements and transfers from the General Fund were $303 million below the level that was projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the
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settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

     The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

     The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

     There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

     Disbursements and transfers to other funds were $45 million above projections made in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

     The financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring
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imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap.
If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.


     On January 13, 1992, Standard & Poor's ("S&P") lowered its rating on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on October 3, 1995 confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


     On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On
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November 12, 1990, Moody's confirmed the A rating.  In 1992, S&P lowered the
State's general obligation bond rating to A-, where it currently remains and was affirmed on July 13, 1995. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA-to A. Previous S&P ratings were AA- from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.


     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1994, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

     In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under
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certain circumstances to certain Authorities.  The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     Metropolitan Transportation Authority . The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1995-96 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.1 billion.


     In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program may be financed in significant part through dedication of State petroleum business taxes referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by
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the MTA Capital Program Review Board.  Further consideration of the resolution was deferred until 1995.

     There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

     Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the 1995-96 fiscal years and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the 1995-96 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

     From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.


     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve:
(i) a challenge to certain enhanced supplemental pension allowances for members of the state and local retirement systems; (ii) several

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challenges to provisions of Chapter 81 of the Laws of 1995 which after the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) a challenge to State regulations which reduce base prices for the direct and indirect component of Medicaid reimbursement for rate years commencing 1989; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers;
(viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law
Section 301; and (xii) two cases by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11%, and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities were resolved by order dated October 2, 1995, the United States District Court for the Southern District of New York held that the 11 percent and 13 percent surcharges are preempted by FEBHA and unenforceable against commercial insurers which provide stop-loss coverage to self-funded ERISA plans.


     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awards and anticipated unfavorable judgments at $675 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


NEW YORK CITY


     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its fiscal years from 1981 through 1993, which end on June 30, show a General Fund surplus reported in accordance with generally accepted accounting principles ("GAAP"). In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.
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     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.


     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.


     On January 31, 1996, the City published the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the Federal share of Medicaid costs otherwise paid by the City. This strategy is the subject of substantial debate, and implementation of this strategy will be significantly affected by State and Federal budget proposals currently being considered. The Financial Plan, which is consistent with the City's preliminary budget for the 1997 fiscal year, may be changed significantly by the time the budget for the 1997 fiscal year is adopted.

     The July Financial Plan set forth proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the July Financial Plan for the 1996 fiscal year included
(i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) agency reduction programs, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. A modification to the July Financial Plan published on November 29, 1995 (the "November Financial Plan") included savings from a proposed refunding of outstanding debt and other expenditure reductions to offset a $129 million increase in projected expenditures.

     The 1996-1999 Financial Plan published on January 31, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the November Financial Plan, and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. For the 1996 fiscal year, the Financial Plan includes actions to offset an additional $759 million budget gap resulting primarily from (i) the failure of the Port Authority of New York and New Jersey (the "Port Authority") to pay disputed back rent for the City's airports in the amount included in the November Financial Plan, (ii) shortfalls in Federal and State aid included in the November Financial Plan,
(iii) shortfalls in revenues and in amounts to be saved through gap-closing actions at BOE, (iv) shortfalls in projected savings from cost containment initiatives proposed in the July Financial Plan affecting public assistance and Medicaid, and (v) the failure of the City and its labor unions to identify assumed savings in the City's health benefits system. The gap-closing measures for the 1996 fiscal year set forth in the Financial Plan include (i) additional proposed agency actions aggregating $207 million, (ii) the receipt of $150 million from MAC, and (iii) the receipt of $120 million from the proposed sale of mortgages, $75 million from increased revenues from the proposed sale of City tax liens on real property and $207 million from the proposed sale of the City's television station.

     The receipt of funds from MAC is subject to approval of MAC, the sale of the tax liens requires adoption of a local law by the City Council and the proposed sale of the City's television station is subject to Federal regulatory approval. In addition, the Federal budget negotiation process for the 1996 Federal fiscal year could result in a reduction in, or a delay in the receipt of, Federal grants in the City's 1996 fiscal year. If such approvals are not received on a timely basis, the City may be required to identify alternative measures to balance its 1996 fiscal year budget.

     The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year. The projected gaps for the 1997 through 1999 fiscal years have increased from the gaps projected in the November Financial Plan to reflect (i) reductions in projected property taxes of $177 million, $294 million and $421 million in the 1997, 1998 and 1999 fiscal years, respectively, due to a lower than forecast increase in the tentative assessment roll published by the New York City Department of Finance, (ii) reductions in other forecast tax revenues of $114 million, $216 million and $261 million in the 1997, 1998 and 1999 fiscal years, respectively, (iii) reductions in tax revenues of $79 million, $224 million and $341 million in the 1997, 1998 and 1999 fiscal years, respectively, as a result of new tax reduction initiatives, including a proposed sales tax exemption on clothing items under $500, and (iv) increased agency expenditures.

     The proposed gap-closing actions for the 1997 through 1999 fiscal years include (i) additional agency actions, totalling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and Federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed Federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, including the sale of the City's parking meters and associated revenues, which may require legislative action by the City Council, or the sale of other assets; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City is also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

     The Governor has released the 1996-1997 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 1996-1997 Executive Budget provides the City with $173 million of savings from Medicaid cost containment proposals and $127 million of savings from proposed reductions in welfare spending in the 1997 fiscal year. The Financial Plan assumes that the remaining $350 million of the $650 million of entitlement reform benefits included in the Financial Plan for the 1997 fiscal year will be generated by the State providing the City with a portion of the additional funds received by the State as a result of the increased Federal share of Medicaid costs proposed in the State Executive Budget. However, the State Executive Budget does not currently contemplate sharing such funds with the City. In addition, the President and Congress are currently considering budget proposals for the 1996 Federal fiscal year. The Federal budget or other factors may cause substantial amendments to the State Executive Budget.

     The Federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare programs. The Federal and State aid projected in the Financial Plan, and the substantial savings assumed from cost containment in entitlement programs included in the Financial Plan gap-closing program for the 1997 through 1999 fiscal years, will be significantly affected both by the outcome of the current Federal budget negotiations and by the State budget proposals made by the Governor and to be considered by the State Legislature. The nature and extent of the impact on the City of the Federal and State budgets, when adopted, is uncertain, and no assurance can be given that Federal or State actions included in the Federal and State adopted budgets may not have a significant adverse impact on the City's budget and its Financial Plan.

     The projections for the 1996 through 1999 fiscal years reflect the costs of the proposed settlement with the United Federation of Teachers ("UFT") and the recent settlement with a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements which are discussed below. The projections for the 1996 through 1999 fiscal years also assume that BOE will be able to identify actions to offset possible substantial shortfalls in Federal, State and City revenues.

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     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years.  In November 1995 the City announced a tentative

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settlement with the UFT and a coalition of unions headed by District Council 37 which represent approximately two-thirds of the City's workforce. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. The Financial Plan reflects the costs associated with the settlements, and assumes similar increases for all other City-funded employees, which total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively. Such increases exceed
$2 billion in each fiscal year after the 1999 fiscal year.  District Council
37 and Local 237, representing approximately 90,000 full-time employees, have ratified the proposed settlement. On December 7, 1995, the members of the UFT voted on the proposed settlement with the UFT. Six chapters of the UFT, representing approximately 18,000 full-time employees, including teaching paraprofessionals, voted to ratify the proposed settlement, which will apply to those chapters if approved by BOE. Five chapters, representing approximately 76,000 full-time employees, including teachers, voted not to ratify the proposed settlement. A portion of the transitional labor savings contained in the Financial Plan is dependent upon conclusion of collective bargaining agreements with the City's workforce. There can be no assurance that the City will reach an agreement with the chapters of the UFT which rejected the proposed settlement on the terms contained in the Financial Plan.



     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the United Firefighters Association ("UFA").


     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.


     It is expected that the staff of the Control Board will issue a report in March 1996 reviewing the Financial Plan.

     On February 29, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report projects that there remains $408 million to $528 million in budget risks for the 1996 fiscal year, before taking into account the availability of $160 million in the General Reserve. The principal risks for the 1996 fiscal year identified in the report include $140 million to $190 million of uncertain revenues and projected savings at BOE and the receipt by the City of $100 million to $130 million from a proposed MAC refunding. The report also expressed concern as to whether the required regulatory approval for the sale of the City's television station would be received before the end of the 1996 fiscal year.

     With respect to the 1997 fiscal year, the report states that the Financial Plan includes total risks of between $2.05 billion and $2.15 billion. The report notes that the gap-closing program for the 1997 fiscal year assumes the implementation of highly uncertain State and Federal actions that would provide between $1.2 billion and $1.4 billion in relief to the City resulting from proposed public assistance and medical assistance entitlement reductions, a proposed increase in Federal Medicaid reimbursements, additional State aid and various privatization proposals. The report concludes that it is unlikely that the City will be able to implement most of these initiatives due to Federal and State budget difficulties. Additional risks for the 1997 fiscal year identified in the report include (i) risks attributable to BOE relating to unspecified additional State aid, unspecified expenditure reductions and proposals to reduce special education spending, which total $415 million, without taking into account potential reductions that will likely take place upon adoption of the Federal and State budgets; (ii) proposals for the sale of parking meters and other assets; and (iii) the receipt of $244 million to $294 million of lease payments from the Port Authority for the City's airports.

     The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and work force reductions, indicates the seriousness of the City's continuing budget difficulties, and that the Financial Plan will require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year. The report further notes that the relative weakness of the national and City economies makes it unlikely that new jobs and business expansion will generate significant additional tax revenues and that proposed Federal and State reductions in funding will reduce the levels of intergovernmental assistance for the City.

     On March 6, 1996, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remained a budget gap for the 1996 fiscal year of $44 million, which can be closed with the $200 million General Reserve, and additional significant risks totalling $507 million involving actions which require the approval of the State and Federal governments or other third parties. These risks include (i) potential delays in the sale of the City's television station; (ii) shortfalls in projected resources from MAC; and (iii) shortfalls of $100 million in projected State education aid and $50 million in projected Federal assistance. In addition, the report expressed concern that (i) the City may have to write off a portion of approximately $300 million in State education aid that was included as revenue in prior years' budgets, since the State has not made payment and neither the current nor the proposed State budget include an appropriation sufficient to cover most of this liability, and (ii) the City must complete two transactions before the end of the fiscal year, the sale of property tax liens and housing mortgages, that together are expected to produce resources of $267 million.

     The report also concluded that the gap for the 1997 fiscal year could be $544 million greater than the City's projected budget gap of $2 billion, primarily due to the failure of BOE to specify $304 million of expenditure reductions or additional resources necessary to bring its spending in line with the resources allocated to it in the Financial Plan. In addition, the report noted that gap-closing proposals set forth in the Financial Plan totalling $1.6 billion are at high risk of falling short of target. The proposals identified in the report as high risk include (i) $800 million in expected State and Federal assistance, primarily from savings in social service entitlement programs, which are dependent on the ultimate resolution of the Federal and State budgets; (ii) $300 million from initiatives to privatize parking meters and other City assets; (iii) $244 million to be received from the Port Authority as retroactive lease payments for the City's two airports; and (iv) $181 million in spending cuts for BOE. Moreover, the report expressed concern that the potential for budget cuts at BOE could exceed $1 billion after taking into account the possible loss of $453 million in proposed reductions in State and Federal funding. The report also stated that non-recurring resources for the 1996 fiscal year have increased to over $1.7 billion, approaching the unprecedented $2 billion used in the 1995 fiscal year, and that one-third of the 1997 fiscal year gap-closing program already relies on one-time resources.

     With respect to the economy, the report noted that, in a time of slow economic growth, revenues continue to stagnate, and that the City's economic forecast, which is premised on sluggish national growth, does not reflect the potential for a national recession during the four years of the Financial Plan. In addition, the report expressed concern that the City's economy, and City and State tax revenues, are closely tied to swings in the financial markets, such as rising interest rates, which sharply reduced the profits of securities firms in 1994, and rising equity markets, which raised personal income and business tax collections in 1995, as well as economic conditions in Europe and Japan, which are currently weak.

     The report noted that Federal and State assistance is likely to be significantly reduced and that there is little potential for significant new revenues beyond those already reflected in the Financial Plan. The report concluded that, despite the City's success in work force reduction and entitlement savings, the Financial Plan shows an increasing imbalance between the City's recurring revenues and expenditures.

     On December 12, 1995, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be reduced in future years. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years.
The report concluded that, if the value of taxable real property in each of 1998 and 1999 fiscal years continues to decline, reflecting the continuing trend of lower values of taxable property, the City would have to continue to curtail its capital program from the levels projected in the Financial Plan to remain within the legal debt-incurring limit in those years. The City Comptroller recommended that the City prioritize and improve the efficiency and administration of its current capital plan to determine which capital projects can be delayed or cancelled to further reduce capital expenditures and thus debt service over the course of the Financial Plan.

     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in

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                                                                              47




affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.


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                                                                              48

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year, a portion of which will be met with the proceeds of notes. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively. The delay in the adoption of the State's budget for its 1992 fiscal year required the City to issue $1.25 billion in short-term notes on May 7, 1991, and the delay in the adoption of the State's budget for its 1991 fiscal year required the City to issue $900 million in short-term notes on May 15, 1990. Seasonal financing requirements were $2.25 billion and $3.65 billion in the 1992 and 1991 fiscal years, respectively.

     The 1996-1999 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1996-1999 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1996 through 1999 fiscal years; continuation of interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed entitlement spending reductions; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives and the success with which the City controls expenditures; approval by MAC of the projected receipt of funds from MAC; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.



     On June 7, 1995, the State adopted its Budget for the State's 1996 fiscal year, commencing April 1, 1995. Prior to adoption of the budget the State had projected a potential budget gap of approximately $5 billion for its 1996 fiscal year. This gap is projected to be closed in the 1995-1996 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.



     On January 30, 1996, the State issued an update to the 1995-1996 state Financial Plan. These projections show continued balance in the State's 1995-1996 Financial Plan.

     A significant risk to the State's projections arises from tax legislation under consideration by Congress and the President. Congressionally-adopted retroactive changes to Federal tax treatment of capital gains would flow through automatically to the State personal income tax. Such changes, if ultimately enacted, could produce revenue losses in both the 1995-1996 fiscal year and the 1996-1997 fiscal year. In addition, changes in Federal aid programs, currently pending in Congress, could result in prolonged interruptions in the receipt of Federal grants. According to the State Division of the Budget, the major remaining uncertainties in the 1995-1996 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year.



     The Governor presented his 1996-1997 Executive Budget to the Legislature on December 15, 1995. The Governor may amend his budget up to 30 days after its submission. The Legislature and the Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.



     The Governor's Executive Budget projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.3 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.2 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year.

     The 1996-1997 Executive Budget proposes $3.9 billion in actions to balance the 1996-97 State Financial Plan. The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the Medicaid program, including an increase in the Federal share of Medicaid, (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The State has noted that there is considerable uncertainty as to the ultimate composition of the Federal budget, including uncertainties regarding major Federal entitlement reforms. The 1996-1997 Executive Budget seeks to lessen the effect of the proposed cuts on localities by granting certain mandate relief to permit them to exercise greater flexibility in allocating their resources. However, no assurance can be given as to the amount of savings which the City might realize from any of the Medicaid cost containment or welfare reform measures proposed in the Executive Budget or the size of any reductions in State aid to the City. Depending upon the amount of such savings or the size of any such reduction in State aid, the City might be required to make substantial additional changes in the Financial Plan.



     The State Division of the Budget has noted that the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the Federal government, that are outside the State's control. Because of the uncertainty and unpredictability of these changes, their impact cannot be included in the assumptions underlying the State's projections at this time. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.



     To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in future fiscal years. The 1996-1997 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The net impact of these actions is expected to produce a potential imbalance in State fiscal year 1997-98 of $1.4 billion and in the 1998-99 fiscal year of $2.5 billion, assuming implementation of the 1996-97 Executive Budget recommendations. It is expected that the Governor will propose to close these budget gaps with future spending reductions.



     Uncertainties with regard to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. For example, various proposals relating to Federal tax and spending policies could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Specific budget and tax proposals under consideration at the Federal level but not included in the State's 1996-1997 Executive Budget forecast could also have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.



     In the State's 1996 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline. In the event that a State budget is not adopted by the statutory deadline of April 1, 1996, temporary spending measures may be adopted by the State pending the adoption of a Federal budget.


     The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The City's projections are subject to the City's ability to implement the necessary service and personnel reduction programs successfully.

     The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1996-99 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations.
The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.



     On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.



     Fitch Investors Service, Inc. ("Fitch") rates City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's put the City's Baa1 general obligation bond rating under review for a possible downgrade. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On March 1, 1996, Moody's stated that the rating for City general obligation bonds Baa1 rating remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On February 28, 1996, Fitch Investor's Service put New York City's A- general obligation bond rating on negative FitchAlert following Moody's announcement. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

     In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A-. On July 12, 1995, Fitch stated that the City's credit trend remains "declining."



                             INVESTMENT LIMITATIONS


     Unless otherwise indicated, the investment restrictions described below as well as those described under "Investment Limitations" in the Prospectus are fundamental policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Except for (i) the investment restrictions set forth below which are indicated as fundamental policies, (ii) the investment restrictions set forth in the Prospectus and (iii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and the Prospectus are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

     If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.


     CASH MANAGEMENT FUND.  The Cash Management Fund may not:

     (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described under "Investment Limitations" in the Prospectus);

     (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (5)  sell securities short;

     (6) purchase or sell commodities or commodity contracts, including futures contracts;

     (7) invest for the purposes of exercising control over management of any company;

     (8) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (12)  purchase warrants.

     With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

     NEW YORK MUNICIPAL BOND FUND.  The New York Municipal Bond Fund may not:

     (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations;


     (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof), provided, however, that up to 25% of the assets of the Fund may be invested without regard to this limitation;

     (3) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except for purchasing or selling futures contracts or from investing in securities or other instruments backed by physical commodities);

     (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objective and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (5) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (6) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (7) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan or reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees);

     (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

     (9) sell securities short (except for short positions in a futures contract or forward contract);

     (10) invest for the purposes of exercising control over management of any company;

     (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (12)  purchase warrants;

     (13) invest more than 15% of its net assets in securities which are illiquid; or

     (14) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by the second investment restriction in the Prospectus.

     Investment restrictions (1) through (6) described above and in the Prospectus are fundamental policies of the New York Municipal Bond Fund. Restrictions (7) through (14) are non-fundamental policies of the Fund.


     NATIONAL INTERMEDIATE MUNICIPAL FUND, U.S. GOVERNMENT INCOME FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND, TOTAL RETURN FUND AND ASIA GROWTH FUND. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may not:


     (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

     (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

     (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

     (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

     (10) except for the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

     (11) purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

     (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

     (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;




     (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or


     (15) invest for the purpose of exercising control over the management of any company.

     Investment restrictions (1) through (5) described above are fundamental policies of each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield

Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund. Restrictions (6) through (15) are non-fundamental policies of such Fund.

     For the purposes of the investment limitations applicable to the New York Municipal Bond Fund and the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

     INVESTORS FUND.  The Investors Fund may not:

     (1) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

     (2)  act as underwriter of securities of other issuers;

     (3) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

     (4) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

     (5) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (6) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

     (7) invest in warrants (other than warrants acquired by the Investors Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Fund's net assets or if, as a result, more than 2% of the Investors Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

     (8) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     (9) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.

     Investment restrictions (1) through (6) described above are fundamental policies of the Investors Fund. Restrictions (7) through (9) are non-fundamental policies of the Investors Fund.


                                   MANAGEMENT


DIRECTORS AND OFFICERS

     The principal occupations of the directors and executive officers of the Series Funds and the Investors Fund for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser.

     SERIES FUNDS (OF WHICH THE CASH MANAGEMENT FUND, THE NEW YORK MUNICIPAL BOND FUND, THE NATIONAL INTERMEDIATE MUNICIPAL FUND, THE U.S. GOVERNMENT INCOME FUND, THE HIGH YIELD BOND FUND, THE STRATEGIC BOND FUND, THE TOTAL RETURN FUND AND THE ASIA GROWTH FUND ARE SEPARATE PORTFOLIOS.)


                                    POSITION WITH THE             PRINCIPAL OCCUPATIONS DURING PAST 5
 NAME, ADDRESS AND AGE              COMPANY                          YEARS AND OTHER AFFILIATIONS
 Charles F. Barber(2)               Director                     Consultant; formerly Chairman of the
 66 Glenwood Drive                                               66 Glenwood Drive Board, ASARCO
 Greenwich, CT  06830                                            Incorporated.
 Age:  79


 Carol L. Colman (2)                Director                     President, Colman Consulting Co.,
 Consulting Co., Inc.                                            Colman Inc.; formerly Managing
 P.O. 212                                                        Partner of Inferential Focus Inc.
 North Salem, NY  10560
 Age:  50

 Daniel P. Cronin(2)                Director                     Vice President and General Counsel,
 Pfizer, Inc                                                     Pfizer International Inc since 1987;
 235 East 42nd Street                                            Senior Assisting General Counsel,
 New York, NY  10017                                             Pfizer, Inc since 1989.
 Age:  50


 Michael S. Hyland(1)               Director and President       President, SBAM and Managing
 Age: 50                                                         Director, Salomon Brothers Inc since
                                                                 1989; formerly Managing Director,
                                                                 First Boston Asset Managing Corp.
                                                                 and Managing Director, First Boston
                                                                 Corporation.

 Giampaolo G. Guarnieri             Executive Vice President     Vice President and Portfolio
 Salomon Brothers Asset                                          Manager, SBAM AP Since April 1995;
 Management Asia Pacific Limited                                 formerly Senior Portfolio Investment
 Three Exchange Square, Hong Kong                                Manager, Credit Agricole Asset
 Age: 32                                                         Management (South East Asia) Limited
                                                                 since 1992 and head of direct
                                                                 investment activities from 1990-1992.



 Steven Guterman                    Executive Vice President     Managing Director, SBAM and Salomon
 Age: 42                                                         Brothers Inc since January 1996;
                                                                 formerly Vice President, SBAM and
                                                                 Salomon Brothers Inc.


 Peter J. Wilby                     Executive Vice President     Managing Director, SBAM and Salomon
 Age: 37                                                         Brothers Inc since January 1996;
                                                                 formerly Vice President, SBAM and
                                                                 Salomon Brothers Inc.



 Richard E. Dahlberg                Executive Vice President     Managing Director, SBAM and Salomon
 Age: 58                                                         Brothers Inc since January 1996;
                                                                 formerly Vice President, SBAM and
                                                                 Salomon Brothers Inc since June
                                                                 1995; prior to that employed by
                                                                 Massachusetts Financial Services
                                                                 Company.


 Lawrence H. Kaplan                 Executive Vice President     Vice President and Chief Counsel,
 Age: 39                            and General Counsel          SBAM and Vice President, Salomon
                                                                 Brothers Inc since May 1995;
                                                                 formerly Senior Vice President,
                                                                 Director and General Counsel, Kidder
                                                                 Peabody Asset Management, Inc. and
                                                                 Senior Vice President, Kidder,
                                                                 Peabody & Co. Incorporated since
                                                                 November 1990.


 Nancy Noyes                        Vice President               Director, SBAM and Salomon Brothers
 Age: 38                                                         Inc; formerly Vice President, SBAM
                                                                 and Salomon Brothers Inc.

 Eliza Lau                          Vice President               Vice President, SBAM since 1995;
 Age: 33                                                         previously research analyst, Salomon
                                                                 Brothers Inc.


 Alan M. Mandel                     Treasurer                    Vice President, SBAM since January
 Age: 38                                                         1995; formerly Chief Financial
                                                                 Officer, Hyperion Capital Management
                                                                 since 1991; prior to which he was
                                                                 Vice President, Mitchell Hutchins
                                                                 Asset Management ("MHAM").

 Tana E. Tselepis                   Secretary                    Compliance Officer, SBAM since 1993
 Age: 60                                                         and Senior Administrator since 1989;
                                                                 Vice President, Salomon Brothers Inc
                                                                 since 1991; formerly Vice President
                                                                 and Senior Administrator, First
                                                                 Boston Asset Management Corp. since
                                                                 1985.

 Reji Paul                          Assistant Treasurer          Investment Accounting Manager, SBAM
 Age: 33                                                         since 1995; formerly Assistant Vice
                                                                 President, MHAM, since 1994; prior
                                                                 to which he was Supervisor of MHAM.

 Janet Tolchin                      Assistant Treasurer          Investment Accounting Manager, SBAM.
 Age: 37

 Jennifer G. Muzzey                 Assistant Secretary          Employee of SBAM since June 1994;
 Age:  36                                                        formerly Vice President of
                                                                 SunAmerica Asset Management
                                                                 Corporation.



----------------


1. Interested person as defined in the 1940 Act.

2. Audit Committee Member.


                               COMPENSATION TABLE

     The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Series Funds. The Series Funds does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Series Funds to officers of the Fund or to Mr.
Hyland, who as an employee of SBAM may be defined as an "interested person" under the 1940 Act.

                         Aggregate                Total Compensation from
Name of Person,          Compensation             Other Funds
Position                 from the Fund            Advised by SBAM (A)       Total Compensation (A)
--------                 -------------            -------------------       ----------------------
Charles F. Barber        $ 4,326                  $110,149(12)              $114,475(13)
 Director


Carol Colman             $ 4,416                  $ 28,250(3)               $ 32,666(4)
 Director

Daniel P. Cronin         $ 3,544                  $ 26,399(3)               $ 29,943(4)
 Director


-----------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

INVESTORS FUND



                                                                         PRINCIPAL OCCUPATIONS DURING PAST 5
 NAME, ADDRESS AND AGE              POSITION WITH THE COMPANY               YEARS AND OTHER AFFILIATIONS
 Charles F. Barber(2)               Director                            Consultant; formerly Chairman of the
 66 Glenwood Drive                                                      Board, ASARCO Incorporated.
 Greenwich, CT  06830
 Age:  79


 Andrew L. Breech                   Director                            President, Dealer Operating Control
 2120 Wilshire Boulevard                                                Service, Inc.
 Suite 400
 Santa Monica, CA  90403
 Age: 43

 Thomas W. Brock(1)                 Director                            Chairman and Chief Executive
 Age: 48                                                                Officer, Salomon Brothers Asset
                                                                        Management Inc; Managing Director of
                                                                        Salomon Brothers Inc.

 Carol L. Colman (2)                Director                            President, Colman Consulting Co.,
 Consulting Co., Inc.                                                   Colman Inc.; formerly Managing
 P.O. 212                                                               Partner of Inferential Focus Inc.
 North Salem, NY  10560
 Age:  50


 William R. Dill(3)                 Director                            Consultant; formerly Director,
 25 Birch Lane                                                          Office of Global Enterprise and
 Cumberland Foreside                                                    Adjunct professor, University of
 Maine 04110                                                            Southern Maine; prior to which he
 Age:  65                                                               was President, Babson College.



 Michael S. Hyland(1)               Director and President              President, SBAM and Managing
 Age: 50                                                                Director, Salomon Brothers Inc since
                                                                        1989; formerly Managing Director,
                                                                        First Boston Asset Managing Corp.
                                                                        and Managing Director, First Boston
                                                                        Corporation.


 Clifford M. Kirtland, Jr. (3)      Director                            Formerly Chairman of the Board and
 9 North Parkway Square                                                 President of Cox Communications
 4200 Northside Pkwy, N.W.                                              Inc.; Director CSX Corp., Oxford
 Atlanta, GA  30327                                                     Industries, Shaw Industries, Inc.,
 Age: 72                                                                Graphic Industries, Inc.

 Robert W. Lawless                  Director                            President and Chief Executive
 Box 4349                                                               Officer, Texas Tech University and
 Lubbock, TX  79409                                                     Texas Tech University Health
 Age: 58                                                                Sciences Center; formerly Executive
                                                                        Vice President and Chief Operating
                                                                        Officer, Southwest Airlines Corp.;
                                                                        Director, Central & Southwest Corp.


 Louis P. Mattis                    Director                            Chairman and President, Sterling
 0024 Harlston Green, No. 31                                            Winthrop Inc. (pharmaceutical
 SnowMass Village, CO 81615                                             company); formerly Executive Vice
 Age: 54                                                                President of Richardson - Vicks,
                                                                        Inc.


 Thomas F. Schlafly (2)(3)          Director                            Of counsel to Peper, Martin, Jensen,
 720 Olive Street                                                       Maichel & Hetlage (law firm);
 St. Louis, Missouri 63101                                              President, The Saint Louis Brewery,
 Age: 47                                                                Inc.



 Richard E. Dahlberg                Executive Vice President            Managing Director, SBAM and Salomon
 Age: 58                                                                Brothers Inc since January 1996;
                                                                        formerly Vice President, SBAM and
                                                                        Salomon Brothers Inc since June
                                                                        1995; prior to that employed by
                                                                        Massachusetts Financial Services
                                                                        Company.



 Allan R. White, III                Executive Vice President            Director, SBAM and Salomon Brothers
 Age: 36                                                                Inc since 1992; formerly Vice
                                                                        President, SBAM and Salomon Brothers
                                                                        Inc; prior to which he was Vice
                                                                        President, First Boston Corporation.


 Lawrence H. Kaplan                 Executive Vice President            Vice President and Chief Counsel,
 Age: 39                            and General Counsel                 SBAM and Vice President, Salomon
                                                                        Brothers Inc since May  1995;
                                                                        formerly Senior Vice President,
                                                                        Director and General Counsel, Kidder
                                                                        Peabody Asset Management, Inc. and
                                                                        Senior Vice President, Kidder,
                                                                        Peabody & Co. Incorporated since
                                                                        November 1990.

 Pamela Milunovich                  Vice President                      Vice President, SBAM and Salomon
 Age:                                                                   Brothers Inc since June 1992;
                                                                        formerly associate with James Capel.

 Alan M. Mandel                     Treasurer                           Vice President, SBAM since January
 Age: 38                                                                1995; formerly Chief Financial
                                                                        Officer, Hyperion Capital Management
                                                                        since 1991; prior to which he was
                                                                        Vice President, MHAM.

 Tana E. Tselepis                   Secretary                           Compliance Officer, SBAM since 1993
 Age: 60                                                                and Senior Administrator since 1989;
                                                                        Vice President, Salomon Brothers
                                                                        since 1991; formerly Vice President
                                                                        and Senior Administrator, First
                                                                        Boston Asset Management Corp. since
                                                                        1985.

 Reji Paul                          Assistant Treasurer                 Investment Accounting Manager, SBAM
 Age: 33                                                                since 1995; formerly Assistant Vice
                                                                        President, MHAM, since 1994; prior
                                                                        to which he was Supervisor of MHAM.

 Janet Tolchin                      Assistant Treasurer                 Investment Accounting Manager, SBAM.
 Age: 37

 Jennifer G. Muzzey                                                     Employee of SBAM since June 1994;
 Assistant Secretary                                                    formerly Vice President of
 Age: 36                                                                SunAmerica Asset Management
                                                                        Corporation.


--------------

1. Interested person as defined in the 1940 Act.
2. Audit Committee Member.
3. Nominating Committee Member.

                               COMPENSATION TABLE

     The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Investors Fund. The Investors Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Investors Fund to officers of the Fund or to Messrs. Hyland or Brock, who as employees of SBAM may be defined as "interested persons" under the 1940 Act.






                                        AGGREGATE                      TOTAL COMPENSATION
                                       COMPENSATION                     FROM OTHER FUNDS           TOTAL
  NAME OF PERSON, POSITION            FROM THE FUND                    ADVISED BY SBAM(A)       COMPENSATION
Charles F. Barber, Director                  $                              $(12)                   $(13)
Andrew L. Breech, Director                   $                              $ (2)                   $ (3)
Carol L. Colman, Director                    $                              $ (3)                   $ (4)
William R. Dill, Director                    $                              $ (2)                   $ (3)
Clifford M. Kirtland, Director               $                              $ (2)                   $ (3)
Robert W. Lawless, Director                  $                              $ (2)                   $ (3)
Louis P. Mattis, Director                    $                              $ (2)                   $ (3)
Thomas F. Schlafly                           $                              $ (2)                   $ (3)




----------------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.



    Directors of the Series Funds and of the Investors Fund not affiliated with SBAM receive from their respective Funds a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition, Directors of the Series Funds and the Investors Fund not affiliated with SBAM receive an annual fee from their respective Funds. Directors who are affiliated with SBAM do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.



    As of December 31, 1995 directors and officers of the Series Funds and the Investors Fund each as a group beneficially owned less than 1% of the outstanding shares of their respective Funds.

                       PRINCIPAL HOLDERS OF SECURITIES








    The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of March 16, 1996. Shareholders who own greater than 25% of the shares of a class are deemed to be controlling persons of such class.





Fund                     Class              Shareholder                                Percentage Held
----                     -----              -----------                                ---------------
Cash Management Fund      O                 STATE STREET BANK & TRUST CO FBO                    30.8%
                                            SALOMON BROTHERS NY NUNICIPAL DEPT
                                            7 WORLD TRADE CENTER 38TH FLOOR
                                            NEW YORK NY  10048

                                            SALOMON BROTHERS INC A/C VO300                      22.9%
                                            7 WORLD TRADE CENTER 40TH FLOOR
                                            NEW YORK NY  10048

                                            SALOMON BROTHERS A/C XQSSHMF                        21.2%
                                            7 WORLD TRADE CENTER 40TH FLOOR
                                            NEW YORK NY  10048

                          A                 NORTHSTAR ADVANTAGE FUNDS                           84.6%
                                            FBO CLASS A SHAREHOLDERS
                                            2 PICKWICK PLAZA
                                            GREENWICH, CT  06830

                                            CHARLES FLOYD RECHLIN                                6.6%
                                            C/O SULLIVAN & CROMWELL
                                            444 SOUTH FLOWER ST
                                            LOS ANGELES, CA  90071

                          B                 NORTHSTAR ADVANTAGE FUNDS                           92.8%
                                            FBO CLASS T SHAREHOLDERS
                                            2 PICKWICK PLAZA
                                            GREENWICH, CT  06830

                          C                 NORTHSTAR ADVANTAGE FUNDS                           44.5%
                                            FBO CLASS C SHAREHOLDERS
                                            2 PICKWICK PLAZA
                                            GREENWICH, CT  06830

                                            CARROL C. JONES                                     18.0%
                                            3907 PERU CIRCLE
                                            PASADENA, TX  77504

                                            SALOMON BROTHERS ASSET MANAGEMENT                    9.2%
                                            7 WORLD TRADE CENTER
                                            NEW YORK, NY  10048

                                            BSDT CUS IRA R/O                                     7.8%
                                            FBO DONALD BURKE
                                            12014 PALMCROFT
                                            HOUSTON, TX  77034

                                            STERLING TRUST CO CUST                               5.5%
                                            FBO LILLIE GARCIA AO2045
                                            PO BOX 2526
                                            WACO, TX  76702

                                            JENNIFER WEDGE                                       5.2%
                                            8733 160TH AVENUE
                                            BRISTOL, WI  53104

New York Municipal        O                 SALOMON BROTHERS INC A/C Y0291                       9.1%
Bond                                        7 WORLD TRADE CENTER 40TH FLOOR
                                            NEW YORK NY  10048

                                            S QUINTUS VON BOWIN                                  7.7%
                                            HELLA VON BOWIN
                                            131 MERCER ST APT 3A
                                            NEW YORK NY  10048

                                            SALOMON BROTHERS A/C NYE3009                         5.3%
                                            7 WORLD TRADE CENTER 40TH FL
                                            NEW YORK, NY  10048

                                            SALOMON BROTHERS A/C NYE4198                         5.3%
                                            7 WORLD TRADE CENTER 40TH FL
                                            NEW YORK, NY  10048

                          A                 SALOMON BROTHERS HOLDING CO INC                     45.5%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            SMITH BARNEY INC                                    36.6%
                                            00130920629
                                            388 GREENWICH ST
                                            NEW YORK NY 10013

                                            C SCOTT BAXTER                                      13.7%
                                            1675 YORK AVENUE NO 31-D
                                            NEW YORK NY  10120

                          B                 SALOMON BROTHERS HOLDING CO INC                     49.7%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            ALEJANDRO GARCIA &                                  19.5%
                                            PATRICIA GARCIA JTWROS
                                            245 EAST 40TH ST
                                            APARTMENT 34C
                                            NEW YORK NY  10016-1728

                                            DR GLORIA QUIRANTE                                   9.7%
                                            63 WETHERSTONE DRIVE
                                            WEST SENECA NY  14224-2538

                                            BERLE N TANDOC                                       9.7%
                                            63 WETHERSTONE DRIVE
                                            WEST SENECA NY  14224-2538

                                            RICHARD O COLE                                       7.3%
                                            5575 RIPPLE DRIVE
                                            HAMBURG NY  14075-4941

                          C                 SALOMON BROTHERS HOLDING CO INC                    100.0%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

U.S. Government           O                 SALOMON BROTHERS HOLDING CO INC                    100.0%
Income                                      7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          A                 SALOMON BROTHERS HOLDING CO INC                     64.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            MARTHA M BAUER &                                     9.5%
                                            BARBARA J THAYER JTWROS
                                            1 STRECKER RD D108
                                            ELLISVILLE MO  63011

                                            MARTHA M HLADIK OR HENRY L                           5.1%
                                            HLADIK TTEES MARTHA M KLADIK TRUST
                                            DATED 12/09/85
                                            10695 W 17TH AVE 0302
                                            LAKEWOOD CO  80215

                                            STERLING TRUST CO CUST                               5.0%
                                            LAFE TALLEY
                                            A02166
                                            PO BOX 2526
                                            WACO TX  767022526

                          B                 SALOMON BROTHERS HOLDING CO INC                     41.2%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            KEVIN A MASON &                                     25.6%
                                            LYNN M PITTS TTEES
                                            DAN E & THELMA M NEWLON TRUST
                                            O/A DTD 11/04/87
                                            6132 CIMARRON WAY
                                            SACRAMENTO CA  95842

                                            SMITH BARNEY INC.                                   11.5%
                                            80152915017
                                            388 GREENWICH STREET
                                            NEW YORK, NY  10813

                          C                 SALOMON BROTHERS HOLDING CO INC                     94.4%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            CATHERINE S BUTTERFIELD                              5.6%
                                            171 PHEASANT RIDGE
                                            HUNTINGTON CT  86484

High Yield Bond           O                 SALOMON BROTHERS HOLDING CO INC                     99.3%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          A                 LASALLE NATIONAL TRUST AS CUSTODIAN                 18.0%
                                            FBO DOCTORS HOSPITAL FOUNDATION
                                            03-7100609-7954RD707
                                            PO BOX 1443
                                            CHICAGO IL  60609

                                            JUPITER & CO                                        15.6%
                                            C/O INVESTORS BANK & TRUST CO
                                            PO BOX 1537 TOP57
                                            BOSTON MA  02205-1537

                          B                 N/A                                                  N/A

                          C                 A G EDWARDS & SONS INC C/F                          14.5%
                                            JAMES W WILLIAMS
                                            ROLLOVER IRA ACCOUNT
                                            4 WINDWOOD COURT
                                            AUSTIN TX  78738-1518

                                            ALEX BROWN & SONS INC                                7.3%
                                            P.O. BOX 1346
                                            BALTIMORE MD 21203

                                            AG EDWARDS & SONS                                    7.1%
                                            CUSTODIAN FOR
                                            JOHN J MECKLER
                                            ROLLOVER IRA ACCOUNT
                                            5119 FOREST LANE PLACE
                                            DALLAS TX  75244-7984

                                            NFSC FEDO & CL3-340979                               6.0%
                                            NFSC/FMTC IRA ROLLOVER
                                            FBO WALTER MESTEL
                                            19707 TURNBERRY WAY #22H
                                            NORTH MIAMI FL  33180

Strategic Bond            O                 SALOMON BROTHERS HOLDING CO INC                    100.0%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          A                 SALOMON BROTHERS HOLDING CO INC                     26.1%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            FIRST SOUTHWEST COMPANY                             22.5%
                                            FBO RICHARD O BELTZ
                                            ACCT # 44409031
                                            1700 PACIFIC AVE-SUITE 500
                                            DALLAS TX  75201

                                            BSDT CUST IRA                                       12.05%
                                            FBO GERALD T BACHNER
                                            11 MCQUADE BROOK ROAD
                                            BEDFORD NH  03110-5018

                          B                 SALOMON BROTHERS HOLDING CO INC                      7.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          C                 SALOMON BROTHERS HOLDING CO INC                     64.4%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            STERLING TRUST CO CUST                               5.3%
                                            FBO LILLIE GARCIA &
                                            LINDA KELLY JTWROS IRA # A02030
                                            P.O. BOX 2526
                                            WACO TX  76702-2526

National Intermediate     O                 SALOMON BROTHERS HOLDING CO INC                     99.7%
Municipal                                   7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          A                 SALOMON BROTHERS HOLDING CO INC                     42.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            SOUTHWEST SECURITIES INC                            24.5%
                                            1201 ELM STREET, SUITE 4300
                                            DALLAS TX  75270

                                            ALICE C ALDRICH                                     14.2%
                                            2555 HAMLINE AVE APT 213
                                            ROSEVILLE MN  55113-3150

                                            DOROTHY N UNGER TTEE                                 6.3%
                                            LOUIS A UNGER TRUST
                                            U/A DTD APRIL 25 1991
                                            205 MAGNOLIA STREET
                                            SATELLITE BCH FL  32937-3819

                                            NORTH VERMILION STREET CORP                          6.3%
                                            137 NORTH VERMILION STREET
                                            DANVILLE IL  61832

                          B                 SALOMON BROTHERS HOLDING CO INC                     57.6%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            JEANETTE S TOLL                                     25.8%
                                            C/O MARY TOLL
                                            1530 EAST LASALLE
                                            SOUTH BEND IN  46417

                                            ROSE MAKI                                           11.8%
                                            7207 210TH ST SW #203
                                            EDMONDS WA  98026

                          C                 SALOMON BROTHERS HOLDING CO INC                     92.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            JAMES OMER OLSON &                                   7.2%
                                            CONNIE N OLSON JTMROS
                                            502 SIXTH AVENUE
                                            HAZEN ND  58545-4627

Total Return              O                 SALOMON BROTHERS HOLDING CO INC                    100.0%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                          A                 ROBERT FEITLER JR &                                  6.2%
                                            PAMELA HOEHN-SARIC
                                            JOAN FEITLER 1990 TRUST
                                            U/A DTD 07/11/95
                                            234 EAST RESERVIOR
                                            MILWAUKEE WI  53212

                                            MATTHEW H GATES TTEE                                 6.0%
                                            MATTHEW H GATES TRUST
                                            U/A DTD 06/27/91
                                            318 LAUREL DRIVE
                                            BELLEVUE NE  66905-4724

                          B                 N/A                                                  N/A

                          C                 SALOMON BROTHERS HOLDING CO INC                     33.2%
                                            ATTN: MARK PECKHAM 38TH FLOOR
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            ALEXANDER EMERGN                                    12.5%
                                            DEFINED BENEFIT PEN PLAN
                                            DTD 01/01/93
                                            PO BOX 2916
                                            CARSON CITY NV  89702-2026

                                            EDWARD F HOSMER &                                   11.9%
                                            SUZANNE H HOSMER
                                            UTTEN
                                            38 GRAY ROAD
                                            ANDOVER MA  81010

                                            ALEX BROWN & SONS INC                                7.1%
                                            PO BOX 1346
                                            BALTIMORE MD  21203

                                            WALLACE R. PECK &                                    6.2%
                                            SHIRLEY M. PECK
                                            JTTEN
                                            10939 VIACHA DRIVE
                                            SAN DIEGO CA  92124-3412



Fund                     Class              Shareholder                                Percentage Held
----                     -----              -----------                                ---------------
Investors                 O                 N/A                                                  N/A

                          A                 SALOMON BROTHERS HOLDING CO INC                     36.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY 10048

                                            FIRST SOUTHWEST COMPANY                             11.6%
                                            FBO ALBERT GIDDENS
                                            ACCT # 34912183
                                            1700 PACIFIC AVE-SUITE 500
                                            DALLAS TX  75201

                                            FIRST SOUTHWEST COMPANY                             11.0%
                                            FBO CARROLL CHRISTAIN JONES
                                            ACCT # 44405770
                                            1700 PACIFIC AVE-SUITE 500
                                            DALLAS TX  75201

                                            FIRST SOUTHWEST COMPANY                              5.8%
                                            FBO ALBERT LEE GIDDENS MONEY PUR PL
                                            ACCT # 34912178
                                            1700 PACIFIC AVE-SUITE 500
                                            DALLAS TX  75201

                                            FIRST SOUTHWEST COMPANY                              5.5%
                                            FBO BRIAN ERIC STEEGE
                                            ACCT # 74909211
                                            1700 PACIFIC AVE SUITE 500
                                            DALLAS TX  75201

                          B                 SALOMON BROTHERS HOLDING CO INC                     38.8%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048

                                            LEO T PRINSTER                                      16.1%
                                            ACCOUNT #2
                                            385 RIDGEWAY DR
                                            GRAND JUNCTION CO  81503-1608

                                            CARROLL SMARR, JR                                    8.2%
                                            1051 S CENTRAL AVE
                                            LOBI CA  95240-5324

                                            A G EDWARDS & SONS INC C/F                           7.4%
                                            ROGER LEWIN
                                            ROLLOVER IRA ACCOUNT
                                            4554 TOTANA DR
                                            TARZANA CA  91354-4944

                                            SMITH BARNEY INC.                                    6.1%
                                            00118008781
                                            385 GREENWICH STREET
                                            NEW YORK NY  10013

                          C                 SALOMON BROTHERS HOLDING CO INC                     93.7%
                                            7 WORLD TRADE CENTER
                                            NEW YORK NY  10048



INVESTMENT MANAGER

     Each Fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is wholly owned by

Salomon Inc, serves as the investment manager to numerous individuals and institutions and other investment companies. On May 1, 1990, SBAM purchased substantially all of the assets of Lemco, the Investors Fund's previous investment adviser, and the Investors Fund changed its name from Lehman Investors Fund, Inc. to Salomon Brothers Investors Fund Inc.

     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each
Fund: Commission compliance, including record keeping, reporting requirements and registration statement and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each Fund's officers, employees and directors affiliated with SBAM. Each Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.


     In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ("SBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.



     Pursuant to a sub-advisory agreement, SBAM has retained Salomon Brothers Asset Management Asia Pacific Limited as sub-adviser to the Asia Growth Fund. Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund.


     Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP or SBAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.


     If in any fiscal year expenses borne by a Fund (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) exceed expense limitations imposed by applicable state securities regulations, SBAM, in its capacity as investment manager, will reimburse the Fund for any such excess to the extent required by such regulations up to the amount of its fee. California is the only state which currently imposes such an expense limitation. The limitation is, on an annual basis, 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average net daily assets. Such reimbursement, if any, will be estimated and paid on a monthly basis. There was no reimbursement to the Investors Fund, the Cash Management Fund or the New York Municipal Bond Fund for the years ended December 31, 1995, 1994 or 1993.



     As compensation for its services, SBAM receives from the Cash Management Fund a management fee payable monthly at an annual rate of .20% of the Cash Management Fund's average daily net assets. For the fiscal years ended
December 31, 1993, 1994 and 1995, SBAM waived all fees payable to it by the Cash Management Fund, totaling $25,813, $29,088 and $25,505 respectively, and absorbed expenses of the Cash Management Fund totalling $______, $______ and $75,716, respectively. SBAM receives from the New York Municipal Bond Fund a management fee payable monthly at an annual rate of .50% of the New York Municipal Bond Fund's average daily net assets. For the fiscal period from February 1, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995, SBAM waived all fees payable to it by the New York Municipal Bond Fund, totaling $32,857, $36,428 and
$19,069 respectively, and absorbed expenses of the New York Municipal Bond Fund totaling $15,652, $12,085 and $63,088 , respectively. The National
Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50%
of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the National Intermediate Fund in the amount of $44,953 and absorbed expenses of the National Intermediate Fund in the amount of $35,803. The U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the U.S. Government Income Fund in the amount of $53,073 and absorbed expenses of the U.S. Government Income Fund in the amount of $39,324. The High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, the management fee payable to SBAM from the High Yield Bond Fund was $108,535 ($79.385 of which was waived by SBAM). The Strategic Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. For the period from February 22, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the Strategic Bond Fund in the amount of $71,026 and absorbed expenses of the Strategic Bond Fund in the amount of $11,822. The Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets. For the period from September 11, 1995 (commencement of investment operations) through December 31, 1995, SBAM waived all fees payable to it by the Total Return Fund in the amount of $15,069 and absorbed expenses of the Total Return Fund in the amount of $4,346. The Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets. With respect to each Fund, for the 1996 fiscal year, SBAM has voluntarily agreed to impose a cap on the total Fund operating expenses for the period ended December 31, 1995 through reimbursement of certain expenses and, to the extent necessary, waiver of management fees. See "Expense Information -- Annual Fund Operating Expenses" in the Prospectus. For its services under the Subadvisory Agreement, SBAM AP is compensated by SBAM at a rate agreed to between SBAM and SBAM AP from time to time. For its services under the Subadministration Agreement, SBAM Limited is compensated by SBAM at no additional cost to the Asia Growth Fund at an annual rate of .10% of the Asia Growth Fund's daily net assets. The Investors Fund pays SBAM a quarterly fee (the "Base Fee") at the end of each calendar quarter based on the following rates:



               Average Daily Net Assets                 Annual Fee Rate
               ------------------------                 ---------------
               First $350 million                            .500%
               Next $150 million                             .400%
               Next $250 million                             .375%
               Next $250 million                             .350%
               Over $1 billion                               .300%

This fee may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

     For purposes of determining the performance adjustment, the investment performance of the Investors Fund for any one year period shall mean the sum of
(i) the change in the Fund's net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

     For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of (i) the change in the level of the index during such period and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.


     Prior to August 1, 1994, the Investors Fund paid SBAM a management fee each quarter, based upon the average daily value of the Investors Fund's net assets, at an annual rate computed as follows: none on the first $25 million; 1/8 of 1% (.50% annually) on the next $325 million; 3/40 of 1% (.30% annually) on the next $150 million; 1/16 of 1% (.25% annually) on the next $250 million; and 1/20 of 1% (.20% annually) on the amount in excess of $750 million. SBAM was paid $1,614,897, $1,747,839 and $1,721,023 in management fees for the years ended December 31, 1995, 1994 and 1993, respectively.


     With respect to each of the Funds, other than the Total Return Fund, the Asia Growth Fund and Investors Fund, the continuance of the management contract was approved by the Board of Directors on September 6, 1995. With respect to the Total Return Fund, the management contract was approved by the Board of Directors on September 6, 1995 and by the sole shareholder, SBAM, on September 6, 1995. With respect to the Asia Growth Fund, the management contract was approved by the Board of Directors on January 19, 1996 and by the sole shareholder, SBAM, on ___________, 1996. With respect to the Investors Fund, the continuance of the management contract was approved by the Board of Directors on January 23, 1996.

     The management contract for each Fund provides that it will continue for an initial two year period and thereafter for successive annual periods provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract and
(b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


     Under the terms of management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ("disabling conduct"). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.



     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund and the Investors Fund have each adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.


     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.


ADMINISTRATOR

     Each Fund employs Investors Bank & Trust Company ("Investors Bank") under its applicable administration agreement to provide certain administrative services to the respective Fund. The services provided by Investors Bank under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission.

     Investors Bank's business address is 89 South Street, Boston, Massachusetts 02111.


     For its services as administrator, each Fund (except the Investors Fund) pays Investors Bank a fee, calculated daily and payable monthly, at an annual rate of .08% of the applicable Fund's average daily net assets. Pursuant to a sub-administration agreement between SBAM and Investors Bank, for its services as administrator to the Investors Fund and at no additional cost to the Investors Fund, SBAM pays Investors Bank a fee each month at an annual rate of
 .08% of the average daily net assets of the Investors Fund. For its services as administrator to the Cash Management Fund, the Series Funds paid The Boston Company Advisors, Inc. ("Boston Company"), the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the Cash Management Fund's average daily net assets. For the fiscal years ended December 31, 1993 and 1994, Boston Company received fees totaling $10,324 and $10,499 and Investors Bank received fees totaling $1,136 and $________ for the fiscal years ended December 31, 1994 and 1995 from the Cash Management Fund. For its services as administrator to the New York Municipal Bond Fund, the Series Funds paid Boston Company, the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the New York Municipal Bond Fund's average daily net assets. For the fiscal period from February 1, 1993 (commencement of operations) through December 31, 1993 and the fiscal year ended December 31, 1994, Boston Company received fees totaling $5,258, and $5,497, and Investors Bank received fees totaling $328 and $________ for the fiscal years ended December 31, 1994 and 1995 from the New York Municipal Bond Fund. For the period from February 22, 1993 (commencement of investment operations) through December 31, 1995, Investors Bank received $________ from the National Intermediate Bond Fund, $________ from the U.S. Government Income Fund, $________ from the High Yield Bond Fund and $________ from the Strategic Bond Fund and for the period from September 11, 1995 (commencement of investment operations) through December 31, 1995, Investors Bank received $__________ from the Total Return Fund. Pursuant to a previous sub-administration agreement between SBAM and Boston Company, SBAM paid Boston Company a fee each month at an annual rate of .08% of the average daily net assets of the Investors Fund.

DISTRIBUTOR

     Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc.

     Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management
Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the "Plan"). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

     Under the Plans, each Fund (other than the Cash Management Fund) pays Salomon Brothers a service fee, accrued daily and paid monthly, calculated at the annual rate of .25% of the value of the applicable Fund's average daily net assets attributable to Class A, Class B and Class C shares. In addition, each Fund (other than the Cash Management Fund) pays Salomon Brothers a distribution fee with respect to Class B and Class C shares primarily intended to compensate Salomon Brothers for its initial expense of paying investment representatives a commission upon sales of Class B shares or Class C shares, as the case may be. The Class B and Class C distribution fees are each calculated at the annual rate of .75% of the value of a Fund's average daily net assets attributable to the Class B or Class C shares, as the case may be. Such fees may be used as described in the Prospectus. Class O shares and shares of all classes of the Cash Management Fund pay no Rule 12b-1 distribution or shareholder service fee. Salomon Brothers is authorized, to the extent indicated in the Prospectus, to retain all or a portion of the payments made to it pursuant to the applicable Plan and make payments to third parties that provide assistance in selling Fund shares, or to institutions that provide certain shareholder support services to investors. Each Plan provides that Salomon Brothers may make payments to assist in the distribution of each class of a Fund's shares out of the other fees received by it or its affiliates from a Fund, its past profits or any other sources available to it.

     A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 1995, the Funds spend a total of $1,000,467 under the Rule 12b-1 Plans, $591,372 of which was spent on advertising, $74,733 of which was spent on printing and mailing of prospectuses, $259,356 of which was spent on interest, carrying or other financial charges and $75,006 of which was spent on miscellaneous expenses.



EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.


PORTFOLIO TRANSACTIONS

     Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

     The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and SBAM's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While

SBAM generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.


     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest. During the fiscal year ended December 31, 1995, SBAM, directed brokerage transactions in an amount of $_____ and $_____ with respect to the Investors Fund and the Total Return Fund, respectively, to certain brokers that furnished research services to SBAM. Commissions on these transactions totaled $_______ for the Investors Fund and $____ for the Total Return Fund.


     Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by SBAM in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

     Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Brothers) is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act.

     Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     Each Fund's Board of Directors has determined that Salomon Brothers may execute portfolio transactions for such Fund so long as the Fund is charged commission rates consistent with those charged by other brokers in comparable transactions with clients that are comparable to the Fund.


     Total brokerage commissions paid by the Investors Fund amounted to $998,071 for 1995, $676,229 for 1994 and $854,171 for 1993. During the 1995,
1994 and 1993 fiscal years, the Investors Fund paid $95,179, $61,788 and $113,090, respectively, in commissions to Salomon Brothers. Commissions to Salomon Brothers in 1995 represented 9.5% of the total brokerage commissions paid by the Investors Fund, and Salomon Brothers executed 9.9% of the aggregate dollar amount of transactions involving commissions during the 1994 fiscal year. Total brokerage commissions paid by the Total Return Fund amounted to $9,432 for 1995. During 1995, the Total Return Fund paid $210 in commissions to Salomon Brothers. Commissions to Salomon Brothers in 1995 represented 2.23% of the total brokerage commissions paid by the Total Return Fund, and Salomon Brothers executed 1.60% of the aggregate dollar amount of transactions involving commissions during 1995.



NET ASSET VALUE

     The Prospectus discusses the time at which the net asset value of shares of each class of a Fund is determined for purposes of sales and redemptions. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets.

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

     As stated in the Prospectus, the Cash Management Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

     The Board of Directors of the Cash Management Fund has established procedures reasonably designed, taking into account current market conditions and the Cash Management Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

     In the event of a deviation of 1/2 of 1% between the Cash Management Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.


ADDITIONAL PURCHASE INFORMATION

     Information on how to purchase and redeem a Fund's shares is included in the Prospectus. The issuance of shares is recorded on a Fund's books.

DETERMINATION OF PUBLIC OFFERING PRICE

     Each Fund offers its shares to the public on a continuous basis. The public offering price per Class A share of each Fund is equal to the net asset value per share at the time of purchase plus a sales charge (except with respect to the Cash Management Fund) based on the aggregate amount of the investment. The public offering price per Class B share, Class C share and Class O share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class A shares, Class B shares and Class C shares.


CLASS A SHARES

     VOLUME DISCOUNTS. The schedule of sales charges on Class A shares described in the Prospectus relating to Class A shares applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Investment Advisers Act of 1940, as amended) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call
(800) SALOMON or (800) 725-6666.

     RIGHT OF ACCUMULATION.  Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund, and including the purchase being made, of any purchaser is $100,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) SALOMON or (800) 725-6666.


ADDITIONAL REDEMPTION INFORMATION

     If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


ADDITIONAL INFORMATION CONCERNING TAXES


TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

     Each Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to a Fund's principal business of investing in stock or securities; and
(c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of the Fund's long-term capital gains over short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.

     When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a RIC, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investment held for less than three months (the "short-short test"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within a Fund, resulting in additional short-short income for such Fund.

     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the "short-short test" discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

     If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs.

     In the case of PFIC stock owned by a RIC, H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted a RIC to elect to annually mark-to-market stock in the PFIC and thereby avoid the need for a RIC to make a QEF election. It is unclear whether similar legislation will be included as part of the 1996 budget compromise. Moreover, on April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.


TAXATION OF U.S. SHAREHOLDERS

     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gains. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as short-term capital gains, the maximum rate being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50 percent deduction for any capital gains that they recognized, and corporations would have been taxed at a 28 percent rate on capital gains, in lieu of the regular corporate rate. The provisions generally were to have retroactive effect to January 1, 1995. It is unclear whether similar legislation will be included as part of the 1996 budget compromise and, if so, what the effective date will be.

     It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management
Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

     The Asia Growth Fund expects to qualify for and make this election. For any year that the Asia Growth Fund makes such an election, each shareholder will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the

Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Asia Growth Fund generally will not be subject to United States federal income tax.


THE NEW YORK MUNICIPAL BOND FUND AND NATIONAL INTERMEDIATE MUNICIPAL FUND

     The New York Municipal Bond Fund and the National Intermediate Municipal Fund each intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

     Because the New York Municipal Bond Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders, however, a portion may be subject to the alternative minimum tax. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Bond Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Bond Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

     In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings," referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Bond Fund or the National Intermediate Municipal Fund, is included in calculating ACE.

     The Superfund Act of 1986 imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2,000,000. A portion of a corporate shareholder's tax-exempt interest, including exempt-interest dividends from the New York Municipal Bond Fund or the National Intermediate Municipal Fund, may be includible in calculating such shareholder's modified alternative minimum taxable income.

     Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Bond Fund or the National Intermediate Municipal Fund.

     Shares of the New York Municipal Bond Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

     In addition, the New York Municipal Bond Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors should consult their tax advisers before investing in the New York Municipal Bond Fund or the National Intermediate Municipal Fund.

     All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Bond Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.


PERFORMANCE DATA

     As indicated in the Prospectus, from time to time, a Fund may quote its "yield," "tax-equivalent yield," "effective yield," "average annual total return" and/or "aggregate total return" for all classes of shares in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information may include time periods prior to the implementation of the Multiple Pricing System described in the Prospectus, and will be calculated as described below.


AVERAGE ANNUAL TOTAL RETURN

     A Fund's "average annual total return" figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

              n
        P(1+T)   = ERV

Where:    P = a hypothetical initial payment of $1,000

          T = average annual total return

          n = number of years

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1, 5, or 10 year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class A, Class B and Class C shares, the applicable CDSC imposed on redemption is deducted. The schedule of CDSCs due upon redemption is described under "Redemption of Shares" in the Prospectus.

     The Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as shares of a particular class of each such Fund. This reclassification was effected in such a manner so that the shares of each existing Fund outstanding at December 31, 1994 would be subject to identical distribution and service fees both before and after the reclassification. Specifically, all outstanding shares of the Cash Management Fund, the New York Municipal Bond Fund and the Investors Fund were reclassified as Class O shares of each such Fund.


     The percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in "Purchase of Shares -- Distributor" in the Prospectus.



     The following tables set forth the average annual total returns for each class of shares of each of the New York Municipal Bond Fund, National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund (after management fee waiver and reimbursement of certain expenses) and the Investors Fund for certain periods of time ending December 31, 1995 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                          NEW YORK MUNICIPAL BOND FUND



                                                                From commencement of
                                                                  applicable class'
                                                                investment operations
                                          Twelve Months                through
                                         ended 12/31/95          December 31, 1995**
                                         --------------          -------------------
Class A                                        N/A                        12.05%
Class B                                        N/A                        11.95%
Class C                                        N/A                        15.95%
Class O                                     18.76%                         5.97%



**   Commencement of investment operations was January 3, 1995 for Class A, B and C shares and February 1, 1993 for Class O shares.



                      NATIONAL INTERMEDIATE MUNICIPAL FUND



               From February 22, 1995 (commencement of investment
               operations through December 31, 1995)
               -------------------------------------------------------
Class A        3.56%
Class B        2.97%
Class C        6.97%
Class O        8.96%




                          U.S. GOVERNMENT INCOME FUND



               From February 22, 1995 (commencement of investment
               operations through December 31, 1995)
               ---------------------------------------------------------
Class A        4.27%
Class B        3.79%
Class C        7.79%
Class O        9.71%



                              HIGH YIELD BOND FUND



               From February 22, 1995 (commencement of investment
               operations through December 31, 1995)
               --------------------------------------------------------
Class A        11.01%
Class B        10.73%
Class C        14.75%
Class O        16.76%

                              STRATEGIC BOND FUND



               From February 22, 1995 (commencement of investment
               operations through December 31, 1995)
               --------------------------------------------------------
Class A        11.25%
Class B        11.14%
Class C        15.07%
Class O        17.04%



                               TOTAL RETURN FUND



               From September 11, 1995 (commencement of
               investment operations through December 31, 1995)
               ------------------------------------------------
Class A        1.58%
Class B        1.44%
Class C        5.54%
Class O        6.89%


                                 INVESTORS FUND


                      From Commencement of
                    Investment operations of
                        Class A, B and C
                   (January 3, 1995) through
                       December 31, 1995               1 year        5 years       10 years
                   -------------------------           ------        -------       --------
 Class A                     28.90%                       N/A            N/A           N/A
 Class B                     29.50%                       N/A            N/A           N/A
 Class C                     33.51%                       N/A            N/A           N/A
 Class O                      N/A                      35.39%         16.42%        12.62%



     As described in the Prospectus under the caption "Expense Information," each of the Funds, except Investors Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.


     The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


AGGREGATE TOTAL RETURN

     The "aggregate total return" figures for each class of a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                       AGGREGATE TOTAL RETURN = ERV - P
                                                -------
                                                   P


Where:    P   =   a hypothetical initial payment of $10,000.


     ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

     With respect to the Cash Management Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for the Cash Management Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     For the seven-day period ended December 31, 1995 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 5.38% and 5.53%, respectively. Because Class A, B and C shares of the Cash Management Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for Class A, B and C shares of the Cash Management Fund would be the same as those for Class O shares.


     In periods of declining interest rates the Cash Management Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Cash Management Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.


THIRTY DAY YIELD

     Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                              a-b
                           v
                         -------------
                                     6
       Yield = 2   =   [ ( cd    + 1)   - 1  ]



       Where:     a =   dividends and interest earned during the period

                  b =   expenses accrued for the period (net of reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period


     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to "d" above.



     The thirty day yield of the New York Municipal Bond Fund at December 31, 1995 was 4.56% for Class A, 4.03% for Class B, 4.04% for Class C and 5.04% for Class O. The thirty day yield of the National Intermediate Municipal Fund at December 31, 1995 was 4.18% for Class A, 3.63% for Class B, 3.64% for Class C and 4.68% for Class O.


     The tax equivalent yield of the New York Municipal Bond Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Bond Fund, the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.


     The tax equivalent yield of the New York Municipal Bond Fund at December 31, 1995 was 8.54% for Class A, 7.55% for Class B, 7.57% for Class C and 9.44% for Class O. The tax equivalent yield of the National Intermediate Municipal Fund on December 31, 1995 was 6.92% for Class A, 6.01% for Class B, 6.03% for Class C and 7.68% for Class O.


     Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under

Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return figures are calculated separately for Class A, Class B, Class C and Class O shares of a Fund. In the examples above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing, for example, with respect to the New York Municipal Bond Fund and the National Intermediate Municipal Fund, comparisons to indices such as the Bond Buyer 40-Bond Index and, with respect to the New York Municipal Bond Fund, the Lipper Composite New York Municipal Bond Fund Returns.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.


SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

     The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

     Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

     All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

     The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.


     AUTOMATIC WITHDRAWAL PLAN. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by First Data Investor Services Group, Inc. ("FDISG") formerly. The Shareholders Services Group, Inc., as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or FDISG upon notice in writing.


     The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) SALOMON or (800) 725-6666.

     SELF EMPLOYED RETIREMENT PLANS. Each Fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase shares of a Fund and/or certain other mutual funds managed by SBAM.

     Each Fund's custodian has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Each Fund's custodian will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

     For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

     IRAS. A prototype individual retirement account ("IRA") is available, which has been approved as to form by the Internal Revenue Service ("IRS"). Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

     Each Fund's custodian has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Each Fund's custodian will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59-1/2 or insufficient distributions after age 70-1/2 will generally result in substantial adverse tax consequences.

     For information required for adopting an IRA, including information fees, obtain the form of custody agreement and related materials, including disclosure materials, available from a Fund. Consultation with a financial adviser regarding an IRA is recommended.


CAPITAL STOCK

     As used in this Statement of Additional Information and the Prospectus, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

     In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

     The shares of the Investors Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.


CUSTODIAN AND TRANSFER AGENT


     Investors Bank, which is located at 89 South Street, Boston, Massachusetts 02111, serves as custodian for each Fund. As a Fund's custodian, Investors Bank, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of a Fund, nor decide which securities a Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.



     FDISG, a subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for each Fund. As a Fund's transfer agent, FDISG registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.


VALIDITY OF SHARES

     The validity of the shares of each Fund will be passed upon by Piper & Marbury L.L.P., Baltimore, Maryland.


INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP ("Price Waterhouse") provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.


COUNSEL

     Simpson Thacher & Bartlett serves as counsel to each Fund (a partnership which includes professional corporations), and is located at 425 Lexington Avenue, New York, New York 10017-3954.


OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.


     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                             YIELD TO
                                                            MATURITY ON
PRINCIPAL                                                     DATE OF      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                    PURCHASE*       DATE          1A)
--------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER -- 29.4%
              CONSUMER NON-CYCLICALS -- 3.6%
$  400,000    Heinz (HJ).................................      5.600%       02/06/96   $   397,760
                                                                                       -----------
              FINANCIAL SERVICES -- 7.3%
   400,000    BIL North America..........................      5.750        01/16/96       399,042
   400,000    Ford Motor Credit..........................      5.550        02/13/96       397,348
                                                                                       -----------
                                                                                           796,390
                                                                                       -----------
              MEDIA -- 3.7%
   400,000    Gannett....................................      5.630        01/26/96       398,436
                                                                                       -----------
              MUNICIPAL -- 7.4%
   400,000    De Kalb County, Georgia Development
                Authority................................      5.950        01/25/96       400,000
   400,000    Methodist Hospital (Houston, Texas)........      5.950        01/02/96       400,000
                                                                                       -----------
                                                                                           800,000
                                                                                       -----------
              TELECOMMUNICATIONS & UTILITIES -- 3.7%
   400,000    U.S. West Communications...................      5.700        01/25/96       398,480
                                                                                       -----------
              TRANSPORTATION -- 3.7%
   400,000    Daimler-Benz NA............................      5.670        01/26/96       398,425
                                                                                       -----------
              TOTAL COMMERCIAL PAPER
                (cost $3,189,491)........................                                3,189,491
                                                                                       -----------
              FLOATING RATE NOTES -- 60.0%
              ALABAMA -- 3.7%
   400,000    Selma, Alabama Industrial Development Board
                VR.......................................      6.280        01/09/96       400,000
                                                                                       -----------
              CALIFORNIA -- 3.7%
   400,000    Pasadena, California Certificates of
                Participation VR.........................      6.000        01/02/96       400,000
                                                                                       -----------
              FLORIDA -- 3.7%
   400,000    Florida Housing Finance Agency VR..........      5.860        01/03/96       400,000
                                                                                       -----------
              ILLINOIS -- 3.7%
   400,000    Illinois Student Assistance Commission
                VR.......................................      6.160        01/03/96       400,000
                                                                                       -----------
              MICHIGAN -- 1.8%
   200,000    Genesis Health Systems VR..................      5.930        01/03/96       200,000
                                                                                       -----------
              NEW JERSEY -- 5.1%
   260,000    New Jersey Economic Development
                Authority VR.............................      6.070        01/02/96       260,000
   300,000    New Jersey Economic Development
                Authority VR.............................      6.190        01/02/96       300,000
                                                                                       -----------
                                                                                           560,000
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)
--------------------------------------------------------------------------------

                                                             YIELD TO
                                                            MATURITY ON
PRINCIPAL                                                     DATE OF      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                    PURCHASE*       DATE          1A)
--------------------------------------------------------------------------------------------------
              NEW YORK -- 19.8%
$  400,000    Fulton County, New York Industrial
                Development Agency VR....................      6.000%       01/04/96   $   400,000
   400,000    Health Insurance Plan,
                Greater New York VR......................      5.950        01/03/96       400,000
   400,000    New York, New York
                Industrial Development Agency VR.........      6.000        01/03/96       400,000
   150,000    New York, New York
                Industrial Development Agency VR.........      6.000        01/03/96       150,000
   400,000    New York, New York GO VR...................      6.000        01/03/96       400,000
   400,000    Syracuse, New York GO VR...................      7.000        01/03/96       400,000
                                                                                       -----------
                                                                                         2,150,000
                                                                                       -----------
              NORTH CAROLINA -- 3.7%
   400,000    Greensboro, North Carolina GO VR...........      6.050        01/03/96       400,000
                                                                                       -----------
              TENNESSEE -- 3.7%
   400,000    Community Health Systems VR................      6.100        01/03/96       400,000
                                                                                       -----------
              TEXAS -- 7.4%
   400,000    Texas State GO VR..........................      5.860        01/03/96       400,000
   400,000    Tyler, Texas Health Facilities
                Development VR...........................      6.100        01/03/96       400,000
                                                                                       -----------
                                                                                           800,000
                                                                                       -----------
              VIRGINIA -- 3.7%
   400,000    Virginia State, Housing Development
                Authority VR.............................      5.950        01/03/96       400,000
                                                                                       -----------
              TOTAL FLOATING RATE NOTES
                (cost $6,510,000)........................                                6,510,000
                                                                                       -----------
              TOTAL INVESTMENTS -- 89.4%
                (cost $9,699,491)........................                                9,699,491
              REPURCHASE AGREEMENT -- 9.5%
 1,036,551    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $795,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,058,344; proceeds:
                $1,037,213 (cost $1,036,551).............      5.750        01/02/96     1,036,551
              Other assets in excess of
                liabilities -- 1.1%......................                                  124,762
                                                                                       -----------
              NET ASSETS -- 100.0%.......................                              $10,860,804
                                                                                       ============

  * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:

GO -- General Obligation

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY      VALUE
 AMOUNT                      DESCRIPTION                       RATE          DATE      (NOTE 1A)
-------------------------------------------------------------------------------------------------
            MUNICIPAL SECURITIES -- 92.2%
            NEW YORK -- 78.9%
$150,000    Metropolitan Transportation Authority New
              York FSA...................................      5.700%       07/01/24   $  152,012
 300,000    New York City, New York
              Municipal Water Finance Authority..........      6.000        06/15/17      307,992
 300,000    New York City, New York GO...................      7.375        08/15/13      340,968
 300,000    New York City, New York GO...................      6.750        10/01/17      318,246
 200,000    New York State GO............................      6.000        03/15/20      208,436
 250,000    New York State,
              Local Government Assistance
              Corporation................................      6.000        04/01/18      261,725
 100,000    New York State,
              Medical Care Facilities Finance Agency.....      6.000        02/15/11      100,955
 100,000    New York State,
              Medical Care Facilities Finance Agency
              MBIA.......................................      5.900        02/15/21      104,357
 150,000    New York State,
              Urban Development Corporation..............      5.500        01/01/19      148,263
 100,000    New York State, Dormitory Authority
              (City University System of New York).......      5.750        07/01/18      102,034
 315,000    New York State, Dormitory Authority
              (State University Educational
              Facilities)................................      6.000        05/15/17      316,777
 200,000    New York State, Mortgage Agency..............      6.500        04/01/13      208,236
 250,000    New York State, Thruway Authority............      6.000        04/01/10      254,083
 200,000    Suffolk County, New York
              Industrial Development Agency VR...........      5.850        01/02/96      200,000
                                                                                       ----------
                                                                                        3,024,084
                                                                                       ----------
            PUERTO RICO -- 13.3%
 250,000    Puerto Rico Commonwealth, GO.................      6.000        07/01/14      258,058
 250,000    Puerto Rico Commonwealth, Highway Authority..      6.000        07/01/20      254,033
                                                                                       ----------
                                                                                          512,091
                                                                                       ----------
            TOTAL INVESTMENTS -- 92.2%
              (cost $3,385,615)..........................                               3,536,175
            Other assets in excess of
              liabilities -- 7.8%........................                                 297,776
                                                                                       ----------
            NET ASSETS -- 100.0%.........................                              $3,833,951
                                                                                       ==========

Abbreviations used in this statement:

FSA -- Insured as to principal and interest by the Financial Security Assurance Corporation.

GO   -- General Obligation

MBIA -- Insured as to principal and interest by the Municipal Bond Insurance Association.

VR   -- Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              MUNICIPAL SECURITIES -- 95.9%
              CALIFORNIA -- 2.8%
$  285,000    Los Angeles, California AMBAC..............      6.000%       08/01/03   $   309,162
                                                                                       -----------
              CONNECTICUT -- 4.7%
   500,000    Connecticut State GO.......................      5.250        03/15/06       518,365
                                                                                       -----------
              FLORIDA -- 1.7%
   180,000    Florida Housing Finance Agency.............      6.150        07/01/06       187,245
                                                                                       -----------
              ILLINOIS -- 6.8%
   300,000    Chicago, Illinois Metropolitan Water GO....      5.900        12/01/06       326,454
   400,000    Illinois Student Assistance Commission.....      6.400        03/01/04       418,316
                                                                                       -----------
                                                                                           744,770
                                                                                       -----------
              INDIANA -- 9.3%
   300,000    Indiana Secondary Market for Education.....      5.550        12/01/05       305,715
   650,000    Indiana Transportation Finance Authority...      6.250        11/01/03       709,592
                                                                                       -----------
                                                                                         1,015,307
                                                                                       -----------
              LOUISIANA -- 4.5%
   450,000    Louisiana Public Facilities Authority......      6.750        09/01/06       487,548
                                                                                       -----------
              MASSACHUSETTS -- 4.1%
   400,000    Commonwealth of Massachusetts,
                Health & Educational Facilities
                Authority................................      6.500        12/01/05       445,140
                                                                                       -----------
              MICHIGAN -- 4.3%
   475,000    Michigan State,
                Housing Development Authority FGIC.......      6.300        04/01/03       476,036
                                                                                       -----------
              MISSISSIPPI -- 4.6%
   480,000    Mississippi Higher Education...............      6.050        09/01/07       500,323
                                                                                       -----------
              NEW JERSEY -- 4.4%
   450,000    Passaic Valley, New Jersey
                Sewer Commission AMBAC...................      5.750        12/01/07       478,026
                                                                                       -----------
              NEW YORK -- 23.8%
   700,000    New York State, Dormitory Authority
                MBIA.....................................      5.600        07/01/06       732,249
   400,000    New York State, Dormitory Authority
                (State University of New York)...........      6.625        07/01/04       454,676
   500,000    New York State, Mortgage Agency............      5.900        10/01/06       508,310
   400,000    New York State, Thruway Authority MBIA.....      6.000        01/01/04       435,752
   450,000    New York, New York GO......................      6.500        02/01/02       476,564
                                                                                       -----------
                                                                                         2,607,551
                                                                                       -----------
              PENNSYLVANIA -- 8.4%
   400,000    Geisinger Authority, Pennsylvania Health
                System...................................      6.000        07/01/01       428,168
   500,000    Monroeville, Pennsylvania Hospital
                Authority................................      5.750        10/01/05       490,815
                                                                                       -----------
                                                                                           918,983
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              SOUTH CAROLINA -- 7.7%
$  750,000    South Carolina State,
              Public Service Authority FGIC..............      6.500%       01/01/05   $   845,257
                                                                                       -----------
              TEXAS -- 8.8%
   500,000    Austin, Texas Airport Systems MBIA.........      6.500        11/15/05       560,770
   400,000    Central Texas Higher Education Authority...      5.200        12/01/04       405,112
                                                                                       -----------
                                                                                           965,882
                                                                                       -----------
              TOTAL INVESTMENTS -- 95.9%
                (cost $10,075,715).......................                               10,499,595
              Other assets in excess of
                liabilities -- 4.1%......................                                  447,445
                                                                                       -----------
              NET ASSETS -- 100.0%.......................                              $10,947,040
                                                                                       ============

Abbreviations used in this statement:

AMBAC -- Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

FGIC   -- Insured as to principal and interest by the Financial Guaranty
Insurance Company.

GO     -- General Obligation

MBIA   -- Insured as to principal and interest by the Municipal Bond Insurance
Association.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 59.2%
$  300,000    U.S. Treasury Note........................      7.750%       01/31/00   $   325,875
   150,000    U.S. Treasury Note........................      6.750        04/30/00       157,851
 1,000,000    U.S. Treasury Note........................      6.500        08/15/05     1,065,310
 1,350,000    U.S. Treasury Note........................      6.125        05/31/97     1,366,457
 3,200,000    U.S. Treasury Note........................      7.125        02/29/00     3,406,496
                                                                                      -----------
              TOTAL U.S. TREASURY NOTES
                (cost $6,077,872).......................                                6,321,989
                                                                                      -----------
              U.S. GOVERNMENT AGENCY -- 36.1%
   100,000    Federal Home Loan Bank....................      5.940        06/13/00       101,547
    78,138    Federal Home Loan Mortgage Corporation....      6.000        07/01/10        77,306
   715,249    Federal Home Loan Mortgage Corporation....      6.000        08/01/10       707,632
   386,959    Federal Home Loan Mortgage Corporation....      6.000        09/01/10       382,838
   565,229    Federal Home Loan Mortgage Corporation....      6.000        10/01/10       560,096
    41,051    Federal Home Loan Mortgage Corporation....      6.000        10/01/10        40,678
   264,190    Federal National Mortgage Association.....     11.500        02/01/20       301,200
 1,500,000    Federal National Mortgage
                Association(a)..........................      6.500          **         1,480,781
   200,000    Government National Mortgage Association..      7.000        01/22/26       202,094
                                                                                      -----------
              TOTAL U.S. GOVERNMENT AGENCY
                (cost $3,772,885).......................                                3,854,172
                                                                                      -----------
              TOTAL INVESTMENTS -- 95.3%
                (cost $9,850,757).......................                               10,176,161
                                                                                      -----------
              REPURCHASE AGREEMENTS -- 19.4%
 1,032,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $791,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,053,019;
                proceeds: $1,032,659....................      5.750        01/02/96     1,032,000
 1,032,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,040,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,056,900;
                proceeds: $1,032,642....................      5.600        01/02/96     1,032,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,064,000).......................                                2,064,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (14.7%).......................                               (1,565,222)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $10,674,939
                                                                                      ============

(a) Mortgage Dollar Roll. See Note 1.

 ** TBA -- To be announced.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 76.9%
              BASIC INDUSTRIES -- 19.9%
$  500,000    Asia Pulp & Paper International Finance...     11.750%       10/01/05   $   490,000
   400,000    Crown Paper...............................     11.000        09/01/05       350,000
   250,000    Foamex....................................     11.875        10/01/04       245,000
   500,000    Harris Chemical (Zero Coupon until
                01/15/96, 10.25% thereafter)(a).........     11.109        07/15/01       475,000
   250,000    Indah Kiat International Finance..........     12.500        06/15/06       250,000
 1,000,000    International Semi-Technology (Zero Coupon
                until 08/15/00, 11.50% thereafter)(a)...     13.420        08/15/03       536,250
   500,000    Norcal Waste Systems*.....................     12.500        11/15/05       505,000
   500,000    Outdoor Systems...........................     10.750        08/15/03       475,000
   500,000    RBX.......................................     11.250        10/15/05       495,000
   250,000    Renco Metals..............................     12.000        07/15/00       271,250
   500,000    Repap Wisconsin...........................      9.875        05/01/06       472,500
   500,000    Specialty Equipment.......................     11.375        12/01/03       507,500
   500,000    Terex.....................................     13.750        05/15/02       433,750
   500,000    Valcor....................................      9.625        11/01/03       460,000
                                                                                      -----------
                                                                                        5,966,250
                                                                                      -----------
              CONSUMER CYCLICALS -- 9.4%
   500,000    Cole National.............................     11.250        10/01/01       501,250
   500,000    Flagstar..................................     10.750        09/15/01       455,000
   500,000    Herff Jones...............................     11.000        08/15/05       533,750
   500,000    Hines Horticulture........................     11.750        10/15/05       518,750
   500,000    Revlon Worldwide(a).......................     13.247        03/15/98       371,250
   500,000    Specialty Retailer........................     11.000        08/15/03       455,000
                                                                                      -----------
                                                                                        2,835,000
                                                                                      -----------
              CONSUMER NON-CYCLICALS -- 25.5%
   500,000    American Safety Razor.....................      9.875        08/01/05       508,750
   500,000    Bally's Grand.............................     10.375        12/15/03       510,000
   500,000    Berry Plastics............................     12.250        04/15/04       537,500
   500,000    Borg-Warner...............................      9.125        05/01/03       450,000
   500,000    Carr-Gottstein Foods......................     12.000        11/15/05       505,000
   250,000    Dade International........................     13.000        02/01/05       280,000
   500,000    Empress River Casino......................     10.750        04/01/02       516,250
   500,000    Grand Casinos.............................     10.125        12/01/03       524,375
   500,000    Hollywood Casino..........................     12.750        11/01/03       457,500
   450,000    Jordan Industries (Zero Coupon until
                08/01/98, 11.75% thereafter)(a).........     14.013        08/01/05       261,000
   500,000    Pathmark Stores...........................      9.625        05/01/03       486,250
   500,000    Penn Traffic..............................      9.625        04/15/05       390,000
   500,000    Samsonite.................................     11.125        07/15/05       480,000
   500,000    Selmer....................................     11.000        05/15/05       492,500
   250,000    Specialty Foods...........................     11.125        10/01/02       242,500
   250,000    Telex Communications......................     12.000        07/15/04       256,875
   256,912    Trump Taj Mahal(b)........................     11.350        11/15/99       247,278
   500,000    Williamhouse Regency......................     13.000        11/15/05       518,750
                                                                                      -----------
                                                                                        7,664,528
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS HIGH YIELD BOND FUND (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              MEDIA -- 15.6%
$  500,000    Adelphia Communications...................     12.500%       05/15/02   $   490,000
 1,000,000    Comcast UK Cable (Zero Coupon until
                11/15/00, 11.20% thereafter)(a).........     11.200        11/15/07       585,000
 1,000,000    Diamond Cable (Zero Coupon until 12/15/00,
                11.75% thereafter)(a)...................     11.750        12/15/05       587,500
   250,000    Katz......................................     12.750        11/15/02       267,500
 1,000,000    Marcus Cable (Zero Coupon until 12/15/00,
                14.25% thereafter)(a)...................     12.867        12/15/05       680,000
   500,000    People's Choice TV (Zero Coupon until
                06/01/00, 13.125% thereafter)(a)........     13.125        06/01/04       290,000
   500,000    Rogers Cablesystems.......................     10.000        12/01/07       538,750
   500,000    Sinclair Broadcast Group..................     10.000        09/30/05       510,000
   750,000    United International Holdings(a)..........     13.371        11/15/99       465,000
   250,000    Wireless One..............................     13.000        10/15/03       261,250
                                                                                      -----------
                                                                                        4,675,000
                                                                                      -----------
              TELECOMMUNICATIONS & UTILITIES -- 4.3%
   500,000    A+ Network................................     11.875        11/01/05       505,000
   900,000    In Flight Phone, including 900 attached
                warrants (Zero Coupon until 05/15/98,
                14.00% thereafter)(a)...................     19.691        05/15/02       297,000
   300,000    Winstar Communications (Zero Coupon until
                10/15/00, 14.00% thereafter)(a).........     14.000        10/15/05       475,500
                                                                                      -----------
                                                                                        1,277,500
                                                                                      -----------
              TRANSPORTATION -- 2.2%
   250,000    Petro PSC Properties......................     12.500        06/01/02       240,000
   500,000    Venture Holdings Trust....................      9.750        04/01/04       417,500
                                                                                      -----------
                                                                                          657,500
                                                                                      -----------
              TOTAL CORPORATE BONDS
                (cost $23,018,520)......................                               23,075,778
                                                                                      -----------
              SOVEREIGN BONDS -- 15.7%
              ARGENTINA -- 4.6%
 1,750,000    Republic of Argentina FRB*................      6.813        03/31/05     1,249,063
   250,000    Republic of Argentina, Par Bonds, Series
                L*......................................      5.000        03/31/23       141,875
                                                                                      -----------
                                                                                        1,390,938
                                                                                      -----------
              BRAZIL -- 3.9%
   902,027    Republic of Brazil, C Bond(b).............      8.000        04/15/14       517,537
   142,500    Republic of Brazil, IDU Bonds*............      6.688        01/01/01       122,906
   750,000    Republic of Brazil, Series EI*............      6.813        04/15/06       515,625
                                                                                      -----------
                                                                                        1,156,068
                                                                                      -----------
              BULGARIA -- 1.3%
   750,000    Republic of Bulgaria, Discount Bonds,
                Series A*...............................      6.750        07/28/24       399,844
                                                                                      -----------
              ECUADOR -- 1.5%
 1,379,003    Republic of Ecuador, PDI Bonds*(b)........      6.813        02/27/15       461,966
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              MEXICO -- 1.1%
$  500,000    United Mexican States, Par Bonds, Series
                A, including 500,000 attached
                warrants................................      6.250%       12/31/19   $   328,750
                                                                                      -----------
              POLAND -- 3.3%
 1,250,000    Republic of Poland, PDI Bonds*............      3.750        10/27/14       814,063
   350,000    Republic of Poland, Series RSTA*..........      2.750        10/27/24       174,125
                                                                                      -----------
                                                                                          988,188
                                                                                      -----------
              TOTAL SOVEREIGN BONDS
                (cost $4,340,570).......................                                4,725,754
                                                                                      -----------
              LOAN PARTICIPATION -- 1.1%
   500,000    Kingdom of Morocco, Tranche A* (c) (Chase
                Manhattan Bank, N.A. and Morgan Guaranty
                Trust Company)
                (cost $317,724).........................      6.594        01/01/09       336,250
                                                                                      -----------
              TOTAL INVESTMENTS -- 93.7%
                (cost $27,676,814)......................                               28,137,782
                                                                                      -----------
              REPURCHASE AGREEMENTS -- 7.9%
 1,187,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $910,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,211,438;
                proceeds: $1,187,758....................      5.750        01/02/96     1,187,000
 1,187,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,195,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,214,419;
                proceeds: $1,187,739....................      5.600        01/02/96     1,187,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,374,000).......................                                2,374,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (1.6%)........................                                 (486,048)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $30,025,734
                                                                                      ============

 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

(c) Participation interest was acquired through the financial institutions indicated parenthetically.

Abbreviations used in this statement:

EI  -- Eligible Interest.

FRB -- Floating Rate Bond.

IDU  -- Interest Due and Unpaid.

PDI  -- Past Due Interest.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS STRATEGIC BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 49.1%
              BASIC INDUSTRIES -- 9.6%
$  250,000    Foamex....................................     11.875%       10/01/04   $   245,000
   250,000    RBX.......................................     11.250        10/15/05       247,500
   250,000    Renco Metals..............................     12.000        07/15/00       271,250
   250,000    Terex.....................................     13.750        05/15/02       216,875
   250,000    Valcor....................................      9.625        11/01/03       230,000
                                                                                      -----------
                                                                                        1,210,625
                                                                                      -----------
              CONSUMER CYCLICALS -- 5.9%
   250,000    Cole National.............................     11.250        10/01/01       250,625
   250,000    Hines Horticulture........................     11.750        10/15/05       259,375
   200,000    U.S. Leasing International................      8.450        01/25/05       226,250
                                                                                      -----------
                                                                                          736,250
                                                                                      -----------
              CONSUMER NON-CYCLICALS -- 20.5%
   250,000    American Safety Razor.....................      9.875        08/01/05       254,375
   250,000    Bally's Grand.............................     10.375        12/15/03       255,000
   250,000    Berry Plastics............................     12.250        04/15/04       268,750
   250,000    Dade International........................     13.000        02/01/05       280,000
   250,000    Hollywood Casino..........................     12.750        11/01/03       228,750
   450,000    Jordan Industries (Zero Coupon until
                08/01/98, 11.75% thereafter)(a).........     14.013        08/01/05       261,000
   250,000    Pathmark Stores...........................      9.625        05/01/03       243,125
   250,000    Penn Traffic..............................      9.625        04/15/05       195,000
   100,000    Samsonite.................................     11.125        07/15/05        96,000
   250,000    Selmer....................................     11.000        05/15/05       246,250
   256,912    Trump Taj Mahal(b)........................     11.350        11/15/99       247,278
                                                                                      -----------
                                                                                        2,575,528
                                                                                      -----------
              MEDIA -- 8.2%
   250,000    Adelphia Communications...................     12.500        05/15/02       245,000
   500,000    Marcus Cable (Zero Coupon until 12/15/00,
                14.25% thereafter)(a)...................     12.813        12/15/05       340,000
   500,000    People's Choice TV (Zero Coupon until
                06/01/00, 13.125% thereafter)(a)........     13.125        06/01/04       290,000
   250,000    United International Holdings(a)..........     13.893        11/15/99       155,000
                                                                                      -----------
                                                                                        1,030,000
                                                                                      -----------
              TELECOMMUNICATIONS & UTILITIES -- 4.9%
   250,000    A+ Network................................     11.875        11/01/05       252,500
   400,000    In Flight Phone, including 400 attached
                warrants (Zero Coupon until 05/15/98,
                14.00% thereafter)(a)...................     14.000        05/15/02       132,000
   150,000    Winstar Communications (Zero Coupon until
                10/15/00, 14.00% thereafter)(a).........     14.000        10/15/05       237,750
                                                                                      -----------
                                                                                          622,250
                                                                                      -----------
              TOTAL CORPORATE BONDS
                (cost $6,138,570).......................                                6,174,653
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
                   SOVEREIGN BONDS -- 25.9%
                   ARGENTINA -- 1.1%
$       250,000    Republic of Argentina, Par Bonds,
                     Series L*.........................      5.000%       03/31/23   $   141,875
                                                                                     -----------
                   BELGIUM -- 0.3%
BEF   1,000,000    Kingdom of Belgium, Series 19.......      6.500        03/31/05        33,537
                                                                                     -----------
                   BRAZIL -- 5.3%
$     1,167,329    Republic of Brazil, C Bond(b).......      8.000        04/15/14       669,755
                                                                                     -----------
                   BULGARIA -- 2.1%
$       500,000    Republic of Bulgaria, Discount
                     Bonds, Series A*..................      6.750        07/28/24       266,563
                                                                                     -----------
                   CANADA -- 0.4%
 CAD     39,000    Government of Canada................      9.000        12/01/04        32,203
 CAD     19,000    Government of Canada................      6.250        02/01/98        14,004
                                                                                     -----------
                                                                                          46,207
                                                                                     -----------
                   DENMARK -- 0.2%
 DKK     50,000    Kingdom of Denmark..................      7.000        12/15/04         9,486
 DKK     90,000    Kingdom of Denmark..................      9.000        11/15/98        17,639
                                                                                     -----------
                                                                                          27,125
                                                                                     -----------
                   ECUADOR -- 2.5%
$       850,000    Republic of Ecuador, Par Bonds*.....      3.000        02/28/25       308,125
                                                                                     -----------
                   GERMANY -- 3.6%
  DEM   300,000    Government of Germany, Series 91....      8.375        05/21/01       239,185
  DEM   120,000    Government of Germany, Series 95....      7.375        01/03/05        91,018
  DEM   160,000    Government of Germany, Series 106...      6.000        02/20/98       116,096
                                                                                     -----------
                                                                                         446,299
                                                                                     -----------
                   ITALY -- 0.7%
ITL  45,000,000    Government of Italy Treasury........      9.500        01/01/05        26,521
ITL 105,000,000    Government of Italy Treasury........      9.500        12/01/97        65,352
                                                                                     -----------
                                                                                          91,873
                                                                                     -----------
                   JAPAN -- 0.8%
JPY  10,000,000    Government of Japan, Series 29......      4.200        09/21/15       103,413
                                                                                     -----------
                   MEXICO -- 2.6%
$       500,000    United Mexican States, Par Bonds,
                     Series A, including 500,000
                     attached warrants.................      6.250        12/31/19       328,750
                                                                                     -----------
                   NETHERLANDS -- 0.5%
 NLG     45,000    Netherlands Government..............      7.000        06/15/05        29,472
 NLG     60,000    Netherlands Government..............      6.250        07/15/98        39,136
                                                                                     -----------
                                                                                          68,608
                                                                                     -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS STRATEGIC BOND FUND (continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
                   POLAND -- 4.6%
$       500,000    Republic of Poland, PDI Bonds*......      3.750%       10/27/14   $   325,625
$       500,000    Republic of Poland, Series RSTA*....      2.750        10/27/24       248,750
                                                                                     -----------
                                                                                         574,375
                                                                                     -----------
                   SPAIN -- 0.3%
ESP     590,000    Government of Spain.................     10.000        02/28/05         4,922
ESP   3,210,000    Government of Spain.................     11.450        08/30/98        27,734
                                                                                     -----------
                                                                                          32,656
                                                                                     -----------
                   UNITED KINGDOM -- 0.9%
 GBP     75,000    United Kingdom Treasury.............      7.000        11/06/01       116,581
                                                                                     -----------
                   TOTAL SOVEREIGN BONDS
                     (cost $2,784,100).................                                3,255,742
                                                                                     -----------
                   LOAN PARTICIPATION -- 2.7%
$       500,000    Kingdom of Morocco, Tranche A*(c)
                     (Chase Manhattan Bank, N.A. and
                     Morgan Guaranty Trust Company)
                     (cost $317,724)...................      6.594        01/01/09       336,250
                                                                                     -----------
                   U.S. GOVERNMENT & AGENCY -- 14.6%
$       638,310    Federal Home Loan Mortgage
                     Corporation.......................      6.000        09/01/10       631,512
$        57,397    Federal Home Loan Mortgage
                     Corporation.......................      6.000        10/01/10        56,785
$     1,100,000    Federal National Mortgage
                     Association(d)....................      6.500          **         1,085,906
$        60,000    U.S. Treasury Note..................      6.125        05/31/97        60,731
                                                                                     -----------
                                                                                       1,834,934
                                                                                     -----------
                   TOTAL U.S. GOVERNMENT & AGENCY
                     (cost $1,794,702).................                                1,834,934
                                                                                     -----------
                   TOTAL INVESTMENTS -- 92.3%
                     (cost $11,035,096)................                               11,601,579
                                                                                     -----------
                   REPURCHASE AGREEMENTS -- 16.6%
$     1,042,000    Repurchase Agreement dated 12/29/95,
                     with J.P. Morgan, collateralized
                     by $799,000 U.S. Treasury Bonds,
                     8.500%, due 02/15/20, valued at
                     $1,063,669; proceeds:
                     $1,042,666........................      5.750        01/02/96     1,042,000

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS STRATEGIC BOND FUND (concluded)
--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
$      1,042,000   Repurchase Agreement dated 12/29/95,
                     with Merrill Lynch, collateralized
                     by $1,050,000 U.S. Treasury Notes,
                     5.625%, due 10/31/97, valued at
                     $1,067,063; proceeds:
                     $1,042,648........................      5.600%       01/02/96   $ 1,042,000
                                                                                     -----------
                   TOTAL REPURCHASE AGREEMENTS
                     (cost $2,084,000).................                                2,084,000
                                                                                     -----------
                   Liabilities in excess of other
                     assets -- (8.9%)..................                               (1,119,166)
                                                                                     -----------
                   NET ASSETS -- 100.0%................                              $12,566,413
                                                                                     ============

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                               UNREALIZED
                    MATURITY             CONTRACTS TO                          CONTRACTS      APPRECIATION
                      DATES            DELIVER/RECEIVE     IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
  ------------------------------------------------------------------------------------------------------
PURCHASES
                    01/22/96           $        272,728    DEM     389,518       $271,712        $(1,016)
              01/22/96 to 01/24/96              218,035    FRF   1,072,831        218,954            919
                    01/22/96                    106,995    GBP      69,840        108,293          1,298
                    01/22/96                     61,174    ITL  98,716,411         61,911            737
SALES
                    01/22/96            BEF     952,364    $        31,452         32,406           (954)
                    01/22/96            GBP     142,788            222,561        221,404          1,157
                    01/22/96            CAD      59,932             43,785         43,929           (144)
                    01/22/96            DKK     145,898             25,492         26,266           (774)
                    01/22/96            FRF   1,052,926            210,037        214,885         (4,848)
                    01/22/96            DEM   1,045,092            724,418        729,013         (4,595)
                    01/22/96            ITL 243,985,473            149,511        153,019         (3,508)
                    01/22/96            JPY  11,118,743            110,415        107,999          2,416
                    01/22/96            NLG     110,912             67,897         69,148         (1,251)
                    01/22/96            ESP   3,840,396             30,008         31,501         (1,493)
                                                                                             -----------
                                                                                                $(12,056)
                                                                                             ===========


  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

 ** TBA -- To be announced.

(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

(c) Participation interest was acquired through the financial institutions indicated parenthetically.

(d) Mortgage Dollar Roll. See Note 1.

Abbreviations used in this statement:

PDI  -- Past Due Interest

BEF  -- Belgian Franc

CAD  -- Canadian Dollar

DEM  -- German Deutschemark

DKK  -- Danish Krone

ESP  -- Spanish Peseta

FRF  -- French Franc

GBP  -- British Pound Sterling

ITL  -- Italian Lira

JPY  -- Japanese Yen

NLG  -- Netherlands Guilder

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                                                      VALUE
SHARES                                  DESCRIPTION                                 (NOTE 1A)
----------------------------------------------------------------------------------------------
          COMMON STOCKS -- 43.2%
          BASIC INDUSTRIES -- 2.3%
  1,600   Dow Chemical...........................................................   $  112,600
  3,000   Dupont (E.I.) de Nemours...............................................      209,625
                                                                                    ----------
                                                                                       322,225
                                                                                    ----------
          CAPITAL GOODS -- 4.1%
  2,800   Boeing.................................................................      219,450
  6,000   Deere..................................................................      211,500
  2,200   Textron................................................................      148,500
                                                                                    ----------
                                                                                       579,450
                                                                                    ----------
          CONSUMER CYCLICALS -- 5.9%
  6,000   Ball...................................................................      165,000
  4,000   Eastman Kodak..........................................................      268,000
  6,000   Ford Motor.............................................................      174,000
  5,100   May Department Stores..................................................      215,475
                                                                                    ----------
                                                                                       822,475
                                                                                    ----------
          CONSUMER NON-CYCLICALS -- 1.7%
  1,500   Philip Morris Companies................................................      135,750
  2,000   Tambrands..............................................................       95,500
                                                                                    ----------
                                                                                       231,250
                                                                                    ----------
          ENERGY -- 10.7%
  3,500   Amoco..................................................................      251,559
  3,000   Exxon..................................................................      240,375
  2,000   Mobil..................................................................      224,000
  1,000   Royal Dutch Petroleum, 5 Guilder.......................................      141,125
  3,000   Texaco.................................................................      235,500
  7,000   Ultramar...............................................................      180,250
  5,000   Williams Companies.....................................................      219,375
                                                                                    ----------
                                                                                     1,492,184
                                                                                    ----------
          FINANCIAL SERVICES -- 5.0%
  2,500   American General.......................................................       87,188
  3,300   Citicorp...............................................................      221,925
  7,000   Prudential Reinsurance Holdings........................................      163,625
  4,200   UNUM...................................................................      231,000
                                                                                    ----------
                                                                                       703,738
                                                                                    ----------
          HEALTH CARE -- 2.9%
  1,200   American Home Products.................................................      116,400
  5,200   SmithKline Beecham -- ADR..............................................      288,600
                                                                                    ----------
                                                                                       405,000
                                                                                    ----------
          REAL ESTATE INVESTMENT TRUSTS -- 2.3%
  7,000   Beacon Properties......................................................      161,000
  6,200   Patriot American Hospitality...........................................      159,650
                                                                                    ----------
                                                                                       320,650
                                                                                    ----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

                                                                                      VALUE
SHARES                                  DESCRIPTION                                 (NOTE 1A)
----------------------------------------------------------------------------------------------
          TELECOMMUNICATIONS & UTILITIES -- 6.4%
  5,000   American Electric Power................................................   $  202,500
  3,000   Ameritech..............................................................      177,000
  4,600   BellSouth..............................................................      200,100
  3,000   Boston Edison..........................................................       88,500
  5,000   GTE....................................................................      220,000
                                                                                    ----------
                                                                                       888,100
                                                                                    ----------
          TRANSPORTATION -- 1.9%
 18,000   Canadian National Railway..............................................      270,000
                                                                                    ----------
          TOTAL COMMON STOCKS
            (cost $5,687,214)....................................................    6,035,072
                                                                                    ----------
          CONVERTIBLE PREFERRED STOCKS -- 4.6%
          CAPITAL GOODS -- 1.1%
  3,000   Browning-Ferris 7.25%, 6/30/98.........................................       94,125
  4,000   Coopers Industries 6.00%, 01/01/99.....................................       55,000
                                                                                    ----------
                                                                                       149,125
                                                                                    ----------
          CONSUMER CYCLICALS -- 0.2%
  2,500   MascoTech, $1.20, 07/01/97.............................................       31,250
                                                                                    ----------
          CONSUMER NON-CYCLICALS -- 0.3%
  1,500   James River 9.00%, 07/01/98............................................       35,063
                                                                                    ----------
          ENERGY -- 1.9%
  1,000   Ashland, $3.125, 12/31/49..............................................       58,875
  1,000   Diamond Shamrock 5.00%, 12/31/49.......................................       55,375
  1,000   Tejas Gas 5.25%, 12/31/49..............................................       47,500
  2,000   Unocal 7.00%, 12/31/49.................................................      107,250
                                                                                    ----------
                                                                                       269,000
                                                                                    ----------
          MEDIA -- 0.4%
  2,500   Times Mirror, Class A..................................................       64,531
                                                                                    ----------
          TECHNOLOGY -- 0.7%
  2,000   Elsag Bailey 5.50%, 12/31/49...........................................      100,250
                                                                                    ----------
          TOTAL CONVERTIBLE PREFERRED STOCKS (cost $651,064).....................      649,219
                                                                                    ----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 19.3%
              BASIC INDUSTRIES -- 3.6%
$  100,000    Acetex.....................................      9.750%       10/01/03   $   104,500
   100,000    Crown Paper................................     11.000        09/01/05        87,500
   200,000    International Semi-Technology (Zero coupon
                until 08/15/00, 11.50% thereafter)(a)....     13.420        08/15/03       107,250
   100,000    RBX........................................     11.250        10/15/05        99,000
   100,000    Silgan Holdings............................     11.750        06/15/02       107,000
                                                                                       -----------
                                                                                           505,250
                                                                                       -----------
              CONSUMER CYCLICALS -- 2.2%
   100,000    Cole National..............................     11.250        10/01/01       100,250
   100,000    Grand Casinos..............................     10.125        12/01/03       104,875
   100,000    Herff Jones................................     11.000        08/15/05       106,750
                                                                                       -----------
                                                                                           311,875
                                                                                       -----------
              CONSUMER NON-CYCLICALS -- 5.7%
   100,000    American Safety Razor......................      9.875        08/01/05       101,750
   100,000    Bally's Grand..............................     10.375        12/15/03       102,000
   100,000    Berry Plastics.............................     12.250        04/15/04       107,500
   100,000    Carr-Gottstein Foods.......................     12.000        11/15/05       101,000
   100,000    Jordan Industries..........................     10.375        08/01/03        89,000
   100,000    Pathmark Stores............................      9.625        05/01/03        97,250
   100,000    Samsonite..................................     11.125        07/15/05        96,000
   100,000    Selmer.....................................     11.000        05/15/05        98,500
                                                                                       -----------
                                                                                           793,000
                                                                                       -----------
              ENERGY -- 0.7%
   100,000    Public Service Electric & Gas..............      6.500        05/01/04       100,598
                                                                                       -----------
              FINANCIAL SERVICES -- 3.8%
    50,000    Commercial Credit..........................      6.875        05/01/02        52,281
   100,000    Ford Motor Credit..........................      8.200        02/15/02       110,758
   150,000    Household Finance..........................      6.750        06/01/00       155,096
   100,000    Standard Credit Card Master Trust..........      6.750        06/07/00       102,718
   100,000    USL Capital................................      8.125        02/15/00       107,878
                                                                                       -----------
                                                                                           528,731
                                                                                       -----------
              MEDIA -- 3.3%
   200,000    Diamond Cable (Zero coupon until 12/15/00,
                11.750% thereafter)(a)...................     11.750        12/15/05       117,500
   200,000    Marcus Cable (Zero coupon until 12/15/00,
                14.25% thereafter)(a)....................     12.921        12/15/05       136,000
   100,000    Rogers Cablesystems........................     10.000        12/01/07       107,750
   150,000    United International Holdings(a)...........     13.187        11/15/99        93,000
                                                                                       -----------
                                                                                           454,250
                                                                                       -----------
              TOTAL CORPORATE BONDS
                (cost $2,642,343)........................                                2,693,704
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              CONVERTIBLE CORPORATE BONDS -- 7.0%
              BASIC INDUSTRIES -- 3.5%
$   50,000    Albany International.......................      5.250%       03/15/02   $    44,500
    50,000    Allegheny Ludlum...........................      5.875        03/15/02        51,500
   150,000    Exide......................................      2.900        12/15/05       108,750
    75,000    Magna International........................      5.000        10/15/02        76,500
   150,000    Roche Holdings(a)..........................      6.218        04/20/10        66,375
   100,000    RPM(a).....................................      5.110        09/30/12        42,875
   100,000    Unifi......................................      6.000        03/15/02       100,500
                                                                                       -----------
                                                                                           491,000
                                                                                       -----------
              CONSUMER CYCLICALS -- 1.9%
   125,000    Federated Department Stores................      5.000        10/01/03       124,688
    50,000    MascoTech..................................      4.500        12/15/03        39,000
   125,000    Proffitt's.................................      4.750        11/01/03       106,250
                                                                                       -----------
                                                                                           269,938
                                                                                       -----------
              ENERGY -- 0.4%
    50,000    Pennzoil...................................      4.750        10/01/03        50,625
                                                                                       -----------
              FINANCIAL SERVICES -- 1.2%
   100,000    Liberty Property Trust.....................      8.000        07/01/01       102,750
    50,000    Trenwick Group.............................      6.000        12/15/99        57,750
                                                                                       -----------
                                                                                           160,500
                                                                                       -----------
              TOTAL CONVERTIBLE CORPORATE BONDS
                (cost $962,876)..........................                                  972,063
                                                                                       -----------
              U.S. GOVERNMENT & AGENCY -- 15.3%
    48,636    Federal National Mortgage Association......      6.500        10/01/10        48,894
   119,850    Federal National Mortgage Association......      7.500        08/01/23       122,860
    97,811    Federal National Mortgage Association......      7.000        09/01/25        98,637
    98,000    Federal National Mortgage Association......      6.500        12/01/25        96,959
   350,000    U.S. Treasury Note.........................      7.750        01/31/00       380,188
   450,000    U.S. Treasury Note.........................      5.750        10/31/00       456,467
   650,000    U.S. Treasury Note.........................      7.875        11/15/04       752,375
   150,000    U.S. Treasury Bond.........................      7.625        02/15/25       183,422
                                                                                       -----------
              TOTAL U.S. GOVERNMENT & AGENCY
                (cost $2,096,216)........................                                2,139,802
                                                                                       -----------
              TOTAL INVESTMENTS -- 89.4%
                (cost $12,039,713).......................                               12,489,860
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS -- 20.1%
$1,405,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by
                $1,077,000 U.S. Treasury Bonds, 8.500%,
                due 02/15/20, valued at $1,433,756;
                proceeds: $1,405,898....................      5.750%       01/02/96   $ 1,405,000
 1,405,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,415,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,437,994;
                proceeds: $1,405,874....................      5.600        01/02/96     1,405,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,810,000).......................                                2,810,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (9.5%)........................                               (1,325,621)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $13,974,239
                                                                                      ============

 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

Abbreviations used in this statement:

ADR American Depository Receipt.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS INVESTORS FUND INC
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
   SHARES                                DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               COMMON STOCKS -- 88.3%
               BASIC INDUSTRIES -- 7.9%
     104,000   Dupont (E.I.) de Nemours........................................   $  7,267,000
     117,400   Hanna (M.A.)....................................................      3,287,200
     125,000   Hercules........................................................      7,046,875
     141,500   OM Group........................................................      4,687,188
     345,000   Praxair.........................................................     11,600,625
                                                                                  ------------
                                                                                    33,888,888
                                                                                  ------------
               CAPITAL GOODS -- 12.6%
     150,000   AlliedSignal....................................................      7,125,000
     220,000   Browning-Ferris Industries......................................      6,490,000
      35,000   Champion Enterprises............................................      1,080,625
     280,500   Deere...........................................................      9,887,625
     107,500   General Electric................................................      7,740,000
     242,000   Raytheon........................................................     11,434,500
     300,500   Tyco International..............................................     10,705,313
                                                                                  ------------
                                                                                    54,463,063
                                                                                  ------------
               CONSUMER CYCLICALS -- 11.4%
     150,000   Ball............................................................      4,125,000
      10,000   Centex..........................................................        347,500
      37,000   Chrysler........................................................      2,048,875
     100,000   Eastman Kodak...................................................      6,700,000
     235,000   Federated Department Stores*....................................      6,462,500
     150,000   Ford Motor......................................................      4,350,000
     320,000   Host Marriott*..................................................      4,240,000
      25,000   Lennar..........................................................        628,125
     137,500   MascoTech.......................................................      1,495,313
     212,500   Sears, Roebuck..................................................      8,287,500
     157,300   Sherwin-Williams................................................      6,409,975
     229,000   U.S. Industries*................................................      4,207,875
                                                                                  ------------
                                                                                    49,302,663
                                                                                  ------------
               CONSUMER NON-CYCLICALS -- 11.7%
     195,000   ConAgra.........................................................      8,043,750
      60,000   Estee Lauder Companies, Class A.................................      2,092,500
     147,300   Hormel Foods....................................................      3,627,263
      60,000   Kimberly-Clark..................................................      4,965,000
     206,200   Kroger*.........................................................      7,732,500
      99,000   Penn Traffic*...................................................      1,485,000
      85,000   Philip Morris Companies.........................................      7,692,500
     488,800   Stop & Shop Companies*..........................................     11,303,500
     100,000   Sysco...........................................................      3,250,000
                                                                                  ------------
                                                                                    50,192,013
                                                                                  ------------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS INVESTORS FUND INC (continued)
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
   SHARES                                DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               ENERGY -- 14.0%
     113,500   Amoco...........................................................   $  8,157,813
      85,000   Chevron.........................................................      4,462,500
     105,000   Mobil...........................................................     11,760,000
      93,000   Royal Dutch Petroleum, 5 Guilder................................     13,124,625
      73,000   Texaco..........................................................      5,730,500
     130,117   TOTAL -- ADR....................................................      4,423,978
      51,600   Union Pacific Resources Group...................................      1,309,350
      75,000   Union Texas Petroleum Holdings..................................      1,453,125
     230,000   Williams Companies..............................................     10,091,250
                                                                                  ------------
                                                                                    60,513,141
                                                                                  ------------
               FINANCIAL SERVICES -- 13.5%
     147,500   American Express................................................      6,102,813
      47,000   Amerin*.........................................................      1,257,250
     207,200   Bank of New York................................................     10,101,000
      37,500   BayBanks........................................................      3,684,375
      73,500   Federal Home Loan Mortgage Corporation..........................      6,137,250
      27,500   Federal National Mortgage Association...........................      3,413,438
      60,000   MGIC Investment.................................................      3,255,000
     163,500   Prudential Reinsurance Holdings.................................      3,821,808
     103,400   St. Paul Companies..............................................      5,751,625
     120,000   SunAmerica......................................................      5,700,000
     138,843   Travelers Group.................................................      8,729,763
                                                                                  ------------
                                                                                    57,954,322
                                                                                  ------------
               HEALTH CARE -- 6.7%
     230,000   Columbia/HCA Healthcare.........................................     11,672,500
     225,000   SmithKline Beecham -- ADR.......................................     12,487,500
     100,000   U.S. HealthCare.................................................      4,650,000
                                                                                  ------------
                                                                                    28,810,000
                                                                                  ------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.8%
      75,000   Beacon Properties...............................................      1,725,000
      40,000   Crescent Real Estate Equities...................................      1,365,000
      75,000   Highwoods Properties............................................      2,118,750
      96,500   Patriot American Hospitality....................................      2,484,875
                                                                                  ------------
                                                                                     7,693,625
                                                                                  ------------
               TECHNOLOGY -- 3.7%
      30,500   DST Systems*....................................................        869,250
     179,500   First Data......................................................     12,004,063
      30,000   National Data...................................................        742,500
      60,000   Plantronics*....................................................      2,167,500
                                                                                  ------------
                                                                                    15,783,313
                                                                                  ------------
               TELECOMMUNICATIONS & UTILITIES -- 1.2%
     190,000   AirTouch Communications*........................................      5,367,500
                                                                                  ------------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS INVESTORS FUND INC (concluded)
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
  SHARES                                 DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               TRANSPORTATION -- 3.8%
    188,000    Canadian National Railway.......................................   $  2,820,000
     52,000    Norfolk Southern................................................      4,127,500
    200,000    Pittston Services Group.........................................      6,275,000
     45,000    Union Pacific...................................................      2,970,000
                                                                                  ------------
                                                                                    16,192,500
                                                                                  ------------
               TOTAL COMMON STOCKS (cost $281,370,713).........................    380,161,028
                                                                                  ------------
               CONVERTIBLE PREFERRED STOCKS -- 1.8%
               CONSUMER CYCLICALS -- 0.2%
     75,000    MascoTech, $1.20, 07/01/97......................................        937,500
                                                                                  ------------
               FINANCIAL SERVICES -- 0.2%
     20,000    Merrill Lynch 6.50%.............................................      1,037,500
                                                                                  ------------
               TECHNOLOGY -- 1.4%
     62,500    Ceridian 5.50%..................................................      5,781,250
                                                                                  ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $5,317,287)............      7,756,250
                                                                                  ------------

 PRINCIPAL
  AMOUNT
-----------
               CONVERTIBLE BONDS -- 1.2%
               BASIC INDUSTRIES -- 0.2%
$ 1,000,000    Unifi, 6.00%, due 03/15/02......................................        983,750
                                                                                  ------------
               CONSUMER CYCLICALS -- 1.0%
  2,000,000    Federated Department Stores, 5.00%, due 10/01/03................      2,022,500
  2,000,000    Time Warner, 8.75%, due 01/10/15................................      2,072,500
                                                                                  ------------
                                                                                     4,095,000
                                                                                  ------------
               TOTAL CONVERTIBLE BONDS (cost $5,091,250).......................      5,078,750
                                                                                  ------------
               U.S. TREASURY OBLIGATION -- 1.0%
  4,295,000    U.S. Treasury Bill, 6.81%, 01/11/96 (cost $4,286,875)...........      4,288,257
                                                                                  ------------
               TOTAL INVESTMENTS -- 92.3% (cost $296,066,125)..................    397,284,285
                                                                                  ------------
               REPURCHASE AGREEMENTS -- 8.5%
 18,268,000    Repurchase Agreement, 5.750% due 01/02/96, dated 12/29/95, J.P.
                 Morgan, collateralized by $14,687,000 U.S. Treasury Bonds,
                 8.125%, due 05/15/21 valued at $18,634,131; proceeds:
                 $18,279,671...................................................     18,268,000
 18,267,000    Repurchase Agreement, 5.600% due 01/02/96, dated 12/29/95,
                 Merrill Lynch, collateralized by $18,335,000 U.S. Treasury
                 Bonds, 5.625%, due 10/31/97, valued at $18,632,944; proceeds:
                 $18,278,366...................................................     18,267,000
                                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS (cost $36,535,000)..................     36,535,000
                                                                                  ------------
               Liabilities in excess of other assets -- (0.8%).................     (3,405,679)
                                                                                  ------------
               NET ASSETS -- 100.0%............................................   $430,413,606
                                                                                  =============

   *  Non-income producing security.

Abbreviations used in this statement:

ADR American Depository Receipt.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

                                                                      CASH          NEW YORK
                                                                   MANAGEMENT      MUNICIPAL
                                                                      FUND         BOND FUND
---------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A)..................................   $ 9,699,491     $3,536,175
Repurchase agreements, at value and cost........................     1,036,551             --
Cash............................................................         5,048         35,613
Receivable for securities sold..................................            --             --
Receivable for fund shares sold.................................        19,469        130,016
Interest and dividends receivable...............................        37,309         56,833
Receivable from investment advisor..............................        75,716         63,088
Deferred organization expense...................................            --         27,895
Other assets....................................................        10,582             --
                                                                   -----------     ----------
Total assets....................................................    10,884,166      3,849,620
                                                                   -----------     ----------
LIABILITIES:
Payable for:
  Securities purchased..........................................            --             --
  Fund shares redeemed..........................................            --             --
  Dividends and distributions declared..........................        16,946          4,509
  Affiliate transactions:
    Management fees.............................................            --             --
    Service and distribution fees...............................            --            736
Net unrealized depreciation of forward foreign currency
  contracts.....................................................            --             --
Accrued expenses and other liabilities..........................         6,416         10,424
                                                                   -----------     ----------
Total Liabilities...............................................        23,362         15,669
                                                                   -----------     ----------
NET ASSETS......................................................   $10,860,804     $3,833,951
                                                                  ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.................................................   $10,862,918     $4,303,977
Undistributed net investment income or (distributions in excess
  of net investment income).....................................           --           3,359
Accumulated net realized gain (loss) on investments, options and foreign currency transactions or (distributions in excess of
  net realized gains)...........................................        (2,114)      (623,945)
Net unrealized appreciation on investments, foreign currency
  transactions and other assets.................................           --         150,560
                                                                   -----------     ----------
NET ASSETS......................................................   $10,860,804     $3,833,951
                                                                   ===========     ==========
Class A.........................................................   $ 1,755,547     $  545,852
                                                                   ===========     ==========
Class B.........................................................   $ 2,238,486     $  528,143
                                                                   ===========     ==========
Class C.........................................................   $   182,541     $  265,612
                                                                   ===========     ==========
Class O.........................................................   $ 6,684,230     $2,494,344
                                                                   ===========     ==========
SHARES OUTSTANDING:
Class A.........................................................     1,755,547         53,980
                                                                   ===========     ==========
Class B.........................................................     2,238,486         52,234
                                                                   ===========     ==========
Class C.........................................................       182,541         26,267
                                                                   ===========     ==========
Class O.........................................................     6,686,344        246,653
                                                                   ===========     ==========
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per share..................   $      1.00     $    10.11
                                                                   ===========     ==========
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund)........................   $      1.00     $    10.61
                                                                   ===========     ==========
CLASS B SHARES
Net asset value and offering price per share *..................   $      1.00     $    10.11
                                                                   ===========     ==========
CLASS C SHARES
Net asset value and offering price per share *..................   $      1.00     $    10.11
                                                                   ===========     ==========
CLASS O SHARES
Net asset value, offering price and redemption price per
  share.........................................................   $      1.00     $    10.11
                                                                   ===========     ==========
Note A: Cost of investments.....................................   $ 9,699,491     $3,385,615
                                                                   ===========     ==========

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

       NATIONAL             U.S.
     INTERMEDIATE        GOVERNMENT      HIGH YIELD       STRATEGIC         TOTAL          INVESTORS
    MUNICIPAL FUND      INCOME FUND       BOND FUND       BOND FUND      RETURN FUND          FUND
------------------------------------------------------------------------------------------------------
      $10,499,595       $10,176,161      $28,137,782     $11,601,579      $12,489,860      $397,284,285
               --         2,064,000        2,374,000       2,084,000        2,810,000        36,535,000
          136,414               162              552             461              784               467
           72,129                --               --              --               --         4,984,053
               --                --          464,168          19,033          117,005             3,207
          181,612           137,503          577,083         219,734          105,572           713,554
           35,803            39,324               --          11,822            4,346                --
          101,185           104,594          126,477         126,910           89,854                --
           10,608            10,608           15,358          10,608            7,182                31
    ---------------     ------------     -----------     -----------     ------------     -------------
       11,037,346        12,532,352       31,695,420      14,074,147       15,624,603       439,520,597
    ---------------     ------------     -----------     -----------     ------------     -------------
               --         1,680,094        1,266,635       1,084,417        1,562,019           304,968
               --                --              858              --              901            22,011
           71,326           157,141          335,268         385,850           77,289         8,243,742
               --                --           29,150              --               --           477,789
              712               730           10,793           1,891            5,055               947
               --                --               --          12,056               --                --
           18,268            19,448           26,982          23,520            5,100            57,534
    ---------------     ------------     -----------     -----------     ------------     -------------
           90,306         1,857,413        1,669,686       1,507,734        1,650,364         9,106,991
    ---------------     ------------     -----------     -----------     ------------     -------------
      $10,947,040       $10,674,939      $30,025,734     $12,566,413      $13,974,239      $430,413,606
    ===============     =============    ===========     ===========     =============     ============
      $10,509,907       $10,354,517      $29,486,368     $12,033,429      $13,514,968      $314,330,433
            3,929                --           28,464         (29,376)              --                --
            9,324            (4,982)          62,774          12,072            9,124        14,865,013
          423,880           325,404          448,128         550,288          450,147       101,218,160
    ---------------     ------------     -----------     -----------     ------------     -------------
      $10,947,040       $10,674,939      $30,025,734     $12,566,413      $13,974,239      $430,413,606
    ===============     =============    ===========     ===========     =============     ============
      $   569,222       $   277,961      $10,789,155     $   512,897      $ 3,658,044      $    441,420
    ===============     =============    ===========     ===========     =============     ============
      $   431,688       $   572,178      $10,108,061     $ 1,879,195      $ 5,378,037      $    715,646
    ===============     =============    ===========     ===========     =============     ============
      $   270,683       $   273,265      $ 1,274,433     $   411,135      $   444,641      $    306,499
    ===============     =============    ===========     ===========     =============     ============
      $ 9,675,447       $ 9,551,535      $ 7,854,085     $ 9,763,186      $ 4,493,517      $428,950,041
    ===============     =============    ===========     ===========     =============     ============
           54,591            26,945        1,024,197          48,705          346,685            26,563
    ===============     =============    ===========     ===========     =============     ============
           41,423            55,470          960,116         178,426          510,399            43,089
    ===============     =============    ===========     ===========     =============     ============
           25,972            26,488          121,069          39,045           42,109            18,455
    ===============     =============    ===========     ===========     =============     ============
          928,011           925,812           75,520         927,028          425,125        25,828,464
    ===============     =============    ===========     ===========     =============     ============
      $     10.43       $     10.32      $     10.53     $     10.53      $     10.55      $      16.62
    ===============     =============    ===========     ===========     =============     ============
      $     10.95       $     10.83      $     11.06     $     11.06      $     11.08      $      17.45
    ===============     =============    ===========     ===========     =============     ============
      $     10.42       $     10.32      $     10.53     $     10.53      $     10.54      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $     10.42       $     10.32      $     10.53     $     10.53      $     10.56      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $     10.43       $     10.32      $     10.54     $     10.53      $     10.57      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $10,075,715       $ 9,850,757      $27,676,814     $11,035,096      $12,039,713      $296,066,125
    ===============     =============    ===========     ===========     =============     ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1995

                                                                  CASH                NEW YORK
                                                               MANAGEMENT            MUNICIPAL
                                                                  FUND               BOND FUND
-----------------------------------------------------------------------------------------------
INCOME (Note A):
Interest....................................................    $ 765,757            $ 227,209
Dividends...................................................           --                   --
                                                               -----------           ----------
                                                                  765,757              227,209
EXPENSES:
Management fee..............................................       25,505               19,069
Registration and filing fees................................       40,284                7,001
Custody and administration fees.............................       30,009                9,059
Legal.......................................................       26,692               24,399
Printing and postage........................................       15,750               14,702
Shareholder services........................................       10,700                3,101
Amortization of organization expenses.......................        9,071               14,001
Audit and tax return preparation fees.......................        9,000                7,201
Directors' fees and expenses................................        1,618                1,551
Other.......................................................        2,740                2,900
                                                               -----------           ----------
                                                                  171,369              102,984
Management fee waived and expenses absorbed by investment
  advisor...................................................     (101,221)             (82,157)
Credits earned from custodian on cash balances..............           (9)              (1,758)
                                                               -----------           ----------
                                                                   70,139               19,069
Distribution and service fees:
Class A Shares..............................................           --                  577
Class B Shares..............................................           --                3,044
Class C Shares..............................................           --                2,153
                                                               -----------           ----------
Net expenses................................................       70,139               24,843
                                                               -----------           ----------
Net investment income.......................................      695,618              202,366
                                                               -----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments and options...................................           --              (65,526)
  Foreign currency transactions.............................           --                   --
                                                               -----------           ----------
    Net realized gain (loss)................................           --              (65,526)
                                                               -----------           ----------
Net change in unrealized appreciation (depreciation) on:
  Investments and options...................................           --              481,771
  Foreign currency transactions and other assets............           --                   --
                                                               -----------           ----------
    Net unrealized appreciation during the period...........           --              481,771
                                                               -----------           ----------
NET REALIZED AND UNREALIZED GAIN............................           --              416,245
                                                               -----------           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 695,618            $ 618,611
                                                               =============         ============
Note A: Net of foreign withholding tax of:..................           --                   --

 * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES






        NATIONAL               U.S.
      INTERMEDIATE          GOVERNMENT        HIGH YIELD       STRATEGIC            TOTAL           INVESTORS
     MUNICIPAL FUND*       INCOME FUND*       BOND FUND*       BOND FUND*       RETURN FUND**          FUND
------------------------------------------------------------------------------------------------------
        $ 481,522            $576,679         $1,684,232       $1,016,101         $ 116,200        $  2,303,702
               --                  --                 --               --            39,659           6,950,103
         --------         --------------     ------------     ------------     ---------------     ------------
          481,522             576,679          1,684,232        1,016,101           155,859           9,253,805
           44,953              53,073            108,535           71,026            15,069           1,614,897
            6,000               6,000              6,000            6,000                --              67,860
           15,181              21,781             29,162           27,129             4,315              68,894
            8,000               8,000             10,000           10,000             1,000             159,055
            5,000               4,000              7,000            5,000             1,000             250,950
           21,200              21,281             23,800           21,500             1,000             344,650
           20,904              21,606             26,114           26,205             5,868                  --
            5,000               5,000              7,500            5,000             3,000              74,855
            2,250               2,250              2,275            2,250             1,375              69,450
            2,500               2,500              3,000            2,700               500              60,000
         --------         --------------     ------------     ------------     ---------------     ------------
          130,988             145,491            223,386          176,810            33,127           2,710,611
          (80,756)            (92,397)           (79,385)         (82,848)          (19,415)                 --
           (5,279)                (21)              (735)            (208)              (13)               (529)
         --------         --------------     ------------     ------------     ---------------     ------------
           44,953              53,073            143,266           93,754            13,699           2,710,082
              948                 561             10,394              794             1,287                 725
            2,914               3,304             22,829            6,487             7,696               3,443
            2,193               2,231              4,457            2,672             1,086               2,402
         --------         --------------     ------------     ------------     ---------------     ------------
           51,008              59,169            180,946          103,707            23,768           2,716,652
         --------         --------------     ------------     ------------     ---------------     ------------
          430,514             517,510          1,503,286          912,394           132,091           6,537,153
         --------         --------------     ------------     ------------     ---------------     ------------
           39,589             110,378            472,003          217,956            24,049          49,873,105
               --                  --                 --           60,525                --                  63
         --------         --------------     ------------     ------------     ---------------     ------------
           39,589             110,378            472,003          278,481            24,049          49,873,168
         --------         --------------     ------------     ------------     ---------------     ------------
          423,880             325,404            460,968          566,483           450,147          62,151,251
               --                  --            (12,840)         (16,195)               --                  --
         --------         --------------     ------------     ------------     ---------------     ------------
          423,880             325,404            448,128          550,288           450,147          62,151,251
         --------         --------------     ------------     ------------     ---------------     ------------
          463,469             435,782            920,131          828,769           474,196         112,024,419
         --------         --------------     ------------     ------------     ---------------     ------------
        $ 893,983            $953,292         $2,423,417       $1,741,163         $ 606,287        $118,561,572
    ==================    ================   =============    =============    ================    ============
               --                  --                 --       $      589         $     282        $     91,274
                                                              =============    ================    ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1995

                                                                    CASH          NEW YORK
                                                                 MANAGEMENT       MUNICIPAL
                                                                    FUND          BOND FUND
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................................   $   695,618      $  202,366
  Net realized gain (loss) on investments, options, and
    foreign currency transactions............................            --         (65,526)
  Net change in unrealized appreciation (depreciation) on
    investments, options, foreign currency transactions and
    other assets.............................................            --         481,771
                                                                ------------     -----------
  Net increase in net assets from operations.................       695,618         618,611
                                                                ------------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A..................................................       (40,161)        (11,538)
    Class B..................................................       (26,516)        (12,739)
    Class C..................................................        (2,693)         (9,206)
    Class O..................................................      (626,248)       (165,524)
                                                                ------------     -----------
                                                                   (695,618)       (199,007)
                                                                ------------     -----------
  Distributions from net realized gains:
    Class A..................................................            --              --
    Class B..................................................            --              --
    Class C..................................................            --              --
    Class O..................................................            --              --
                                                                ------------     -----------
                                                                         --              --
                                                                ------------     -----------
  Distributions in excess of net realized gains:
    Class A..................................................            --              --
    Class B..................................................            --              --
    Class C..................................................            --              --
    Class O..................................................            --              --
                                                                ------------     -----------
                                                                         --              --
                                                                ------------     -----------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A..................................................     1,755,547         528,982
    Class B..................................................     2,238,486         504,427
    Class C..................................................       182,541         250,059
    Class O..................................................   (12,442,586)     (1,202,551)
                                                                ------------     -----------
      Net increase (decrease) in net assets derived from
        share transactions...................................    (8,266,012)         80,917
                                                                ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS........................    (8,266,012)        500,521
NET ASSETS:
  Beginning of period........................................    19,126,816       3,333,430
                                                                ------------     -----------
  End of period (a)..........................................   $10,860,804      $3,833,951
                                                                =============    ============
(a) Including undistributed net investment income or
    distributions in excess of net investment income of:                 --      $    3,359
                                                                                 ============

  * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES




        NATIONAL             U.S.
      INTERMEDIATE        GOVERNMENT       HIGH YIELD       STRATEGIC          TOTAL           INVESTORS
    MUNICIPAL FUND*      INCOME FUND*      BOND FUND*      BOND FUND*      RETURN FUND**          FUND
------------------------------------------------------------------------------------------------------
      $    430,514        $   517,510      $ 1,503,286      $  912,394      $   132,091       $  6,537,153
            39,589            110,378          472,003         278,481           24,049         49,873,168
           423,880            325,404          448,128         550,288          450,147         62,151,251
    ----------------     -------------     -----------     -----------     --------------     ------------
           893,983            953,292        2,423,417       1,741,163          606,287        118,561,572
    ----------------     -------------     -----------     -----------     --------------     ------------
           (17,376)           (12,734)        (428,959)        (30,591)         (35,724)            (4,087)
           (11,207)           (16,038)        (212,975)        (59,198)         (47,121)            (2,179)
            (8,442)           (10,967)         (42,228)        (23,725)          (3,465)            (1,577)
          (389,560)          (477,771)        (790,660)       (804,713)         (45,781)        (6,529,373)
    ----------------     -------------     -----------     ----------      --------------     ------------
          (426,585)          (517,510)      (1,474,822)       (918,227)        (132,091)        (6,537,216)
    ----------------     -------------     -----------     -----------     --------------     ------------
            (1,569)            (2,801)        (146,101)        (11,724)          (3,900)           (37,569)
            (1,193)            (4,374)        (137,393)        (42,853)          (5,711)           (61,264)
              (749)            (2,795)         (17,451)         (9,338)            (469)           (26,879)
           (26,754)          (100,408)        (108,284)       (226,037)          (4,845)       (36,419,464)
    ----------------     -------------     -----------     -----------     --------------     ------------
           (30,265)          (110,378)        (409,229)       (289,952)         (14,925)       (36,545,176)
    ----------------     -------------     -----------     -----------     --------------     ------------
                --               (216)             --              --                --                 --
                --             (1,765)             --              --                --                 --
                --               (174)             --              --                --                 --
                --             (2,827)             --              --                --                 --
    ----------------     -------------     -----------     -----------     --------------     ------------
                --             (4,982)             --              --                --                 --
    ----------------     -------------     -----------     -----------     --------------     ------------
           551,191            269,838       10,746,292         498,371        3,580,176            396,175
           417,842            561,475       10,103,804       1,866,229        5,255,708            675,659
           260,067            265,054        1,264,713         397,920          424,084            264,858
         9,280,727          9,258,070        7,371,479       9,270,829        4,250,000          5,383,498
    ----------------     -------------     -----------     -----------     --------------     ------------
        10,509,827         10,354,437       29,486,288      12,033,349       13,509,968          6,720,190
    ----------------     -------------     -----------     -----------     --------------     ------------
        10,946,960         10,674,859       30,025,654      12,566,333       13,969,239         82,199,370
                80                 80               80              80            5,000        348,214,236
    ----------------     -------------     -----------     -----------     --------------     ------------
      $ 10,947,040        $10,674,939      $30,025,734     $12,566,413      $13,974,239       $430,413,606
    =================    ===============   =============   =============   ================   ============
      $      3,929                 --      $    28,464     $   (29,376)               --                --
    =================                      =============   =============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1994

                                                                 CASH                  NEW YORK
                                                              MANAGEMENT               MUNICIPAL
                                                                 FUND                  BOND FUND
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income....................................   $   551,304             $   416,648
  Net realized gain (loss) on investments, options, and
    foreign currency transactions..........................          (415)               (552,459)
  Net change in unrealized appreciation on
    investments and options................................            --                (636,046)
                                                              -----------             -----------
  Net increase (decrease) in net assets from operations....       550,889                (771,857)
                                                              -----------             -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................      (551,304)               (416,648)
                                                              -----------             -----------
                                                                 (551,304)               (416,648)
                                                              -----------             -----------
  Distributions from net realized gains:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................            --                      --
                                                              -----------             -----------
                                                                       --                      --
                                                              -----------             -----------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................     4,077,861              (3,842,334)
                                                              -----------             -----------
      Net increase (decrease) in net assets
        derived from share transactions....................     4,077,861              (3,842,334)
                                                              -----------             -----------
NET INCREASE (DECREASE) IN NET ASSETS......................     4,077,446              (5,030,839)
NET ASSETS:
  Beginning of year........................................    15,049,370               8,364,269
                                                              -----------             -----------
  End of year..............................................   $19,126,816             $ 3,333,430
                                                              =============           ============

* Fund commenced investment operations in 1995.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1994

        NATIONAL               U.S.
      INTERMEDIATE          GOVERNMENT         HIGH YIELD       STRATEGIC           TOTAL          INVESTORS
     MUNICIPAL FUND*       INCOME FUND*        BOND FUND*       BOND FUND*      RETURN FUND*          FUND
--------------------------------------------------------------------------------------------------------------
                 --                   --                --               --               --      $  6,507,464
                 --                   --                --               --               --        26,937,166
                 --                   --                --               --               --       (38,268,999)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --        (4,824,369)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --        (6,555,567)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --        (6,555,567)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --       (36,204,568)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --       (36,204,568)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --         9,651,539
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --         9,651,539
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --       (37,932,965)
                 --                   --                --               --               --       386,147,201
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --      $348,214,236
    =================     ================    ============     ============     ==============    ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the period ended December 31, 1995*

U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Purchases of short-term portfolio investments, net...............................   $ (2,064,000)
  Purchases of long-term portfolio investments.....................................    (25,786,224)
  Proceeds from disposition of long-term portfolio investments and principal
    paydowns.......................................................................     17,724,056
                                                                                      ------------
                                                                                       (10,126,168)
  Net investment income............................................................        517,510
  Net amortization of premium/discount on investments..............................          1,883
  Amortization of organization expenses............................................         21,606
  Net change is receivables/payables related to operations.........................       (293,456)
                                                                                      ------------
    Net cash flows used by operating activities....................................     (9,878,625)
                                                                                      ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold........................................................     10,348,090
  Payments on shares redeemed......................................................         (9,286)
  Cash dividends paid..............................................................       (460,097)
                                                                                      ------------
    Net cash flows provided by financing activities................................      9,878,707
                                                                                      ------------
Net increase in cash...............................................................             82
Cash at beginning of period........................................................             80
                                                                                      ------------
Cash at end of period..............................................................   $        162
                                                                                      ============

    * Fund's commencement of investment operations was February 22, 1995.
Note: Other non-cash activity includes mortgage dollar roll transactions. See
      Note 1.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, and the Salomon Brothers Investors Fund Inc (the "Investors Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund, (the "New York Municipal Money Fund"), Salomon Brothers U.S. Treasury Securities Money Market Fund (the "U.S. Treasury Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Total Return Fund (the "Total Return Fund"). Separate financial statements are prepared for the New York Municipal Money Fund and U.S. Treasury Fund which are not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to obtain a high level of current income; the High Yield Bond Fund's objective is to maximize current income; the Strategic Bond Fund's objective is to seek a high level of current income; the Total Return Fund's objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Investors Fund's objective is to seek long-term growth of capital.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

investment operations. A summary of those expenditures that remain as of December 31, 1995 for each Fund is as follows:

                                                      EXPIRATION OF
                       FUND                           AMORTIZATION          AMOUNT
-----------------------------------------------------------------------------------
New York Municipal Bond Fund......................     February 1998        $27,895
National Intermediate Municipal Fund..............     February 2000       $101,185
U.S. Government Income Fund.......................     February 2000       $104,594
High Yield Bond Fund..............................     February 2000       $126,477
Strategic Bond Fund...............................     February 2000       $126,910
Total Return Fund.................................    September 2000        $89,854

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

          Portfolio securities for the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

          Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time or at such other rates as SBAM may determine to be appropriate in computing net asset value.

SALOMON  BROTHERS  INVESTMENT  SERIES



          Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

          (B) FUTURES CONTRACTS. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into futures contracts for hedging purposes, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts involve elements of market risk in excess of amounts reported in the financial statements.

          (C) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

          (D) MORTGAGE ROLLS. The U.S. Government Income Fund and the Strategic Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended December 31, 1995 was approximately $2,150,000 and $1,052,000 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

          (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          (F) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

          (G) FORWARD FOREIGN CURRENCY CONTRACTS. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

          (H) LOAN PARTICIPATIONS. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1995 were $336,250 each.

          In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          (I) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (J) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income for each of the Funds (except the Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last business

SALOMON  BROTHERS  INVESTMENT  SERIES




     day of the month. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

          (K) CLASS ACCOUNTING. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          (L) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

          (M) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

          (N) CASH FLOW INFORMATION. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the U.S. Government Income Fund and Strategic Bond Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes each Fund in the Investment Series with office space and certain

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund) is payable monthly and is based on the following annual percentages of each Funds' average daily net assets: .20% for the Cash Management Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, and .55% for the Total Return Fund. SBAM Limited provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

                                                                              ANNUAL
                                                                               FEE
                         AVERAGE DAILY NET ASSETS                             RATE
-----------------------------------------------------------------------------------
First $350 million.........................................................   .500%
Next $150 million..........................................................   .400%
Next $250 million..........................................................   .375%
Next $250 million..........................................................   .350%
Over $1 billion............................................................   .300%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment reducing the management fee by $267,836 was made on September 30, 1995, representing a seven percent higher performance by the S&P 500 Index for the period from October 1, 1994 through September 30, 1995. An additional reduction in the base management fee of $31,182 was recorded for the quarter ended December 31, 1995, representing a three percent higher performance by the S&P 500 Index.

For the year ended December 31, 1995, SBAM waived management fees of $25,505, $19,069, $44,953, $53,073, $79,385, $71,026 and $15,069 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund and Total Return Fund, respectively, and voluntarily absorbed expenses of $75,716, $63,088, $35,803, $39,324, $11,822 and $4,346 for the Cash Management Fund, New
York Municipal Bond

SALOMON  BROTHERS  INVESTMENT  SERIES




Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ending December 31, 1995.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1995, credits earned on outstanding cash balances were used to reduce custodian fees by $9, $1,758, $5,279, $21, $735, $208, $13 and $529 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund, respectively.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund) at the rate of
 .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $210 and $95,179 were paid by the Total Return Fund and Investors Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the period ended December 31, 1995.

Salomon Brothers received $1,990 as its portion of the front-end sales charge on sales of Class A shares of the Funds. In addition, contingent deferred sales charges of $2,290 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1995.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

3. CAPITAL STOCK

At December 31, 1995, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund each had 1,111,111,112 shares authorized, and the Total Return Fund had 1,111,111,104 shares authorized. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. Transactions in Fund shares for the periods indicated were as follows:

                                              CLASS A                                               CLASS B
                                     ------------------------------------------------------------------------------
                              PERIOD ENDED                YEAR ENDED                PERIOD ENDED                YEAR ENDED
                           DECEMBER 31, 1995          DECEMBER 31, 1994          DECEMBER 31, 1995          DECEMBER 31, 1994
                                     ------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                        ---------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
Sold..................   8,291,614   $ 8,291,614           --            --    3,213,151   $ 3,213,151           --            --
Issued as
  reinvestment........       4,672         4,672           --            --       24,262        24,262           --            --
Redeemed..............  (6,540,739)   (6,540,739)          --            --     (998,927)     (998,927)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase
  (decrease)..........   1,755,547   $ 1,755,547           --            --    2,238,486   $ 2,238,486           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
NEW YORK MUNICIPAL
BOND FUND
Sold..................      53,966   $   528,846           --            --       52,010   $   502,220           --            --
Issued as
  reinvestment........          16           157           --            --          226         2,229           --            --
Redeemed..............          (2)          (21)          --            --           (2)          (22)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase
  (decrease)..........      53,980   $   528,982           --            --       52,234   $   504,427           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold..................      54,100   $   546,146           --            --       41,260   $   416,180           --            --
Issued as
  reinvestment........         710         7,331           --            --          163         1,682           --            --
Redeemed..............        (221)       (2,286)          --            --           (2)          (20)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      54,589   $   551,191           --            --       41,421   $   417,842           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
U.S. GOVERNMENT INCOME
  FUND
Sold..................      26,869   $   269,137           --            --       54,833   $   554,953           --            --
Issued as
  reinvestment........          76           721           --            --          637         6,542           --            --
Redeemed..............          (2)          (20)          --            --           (2)          (20)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      26,943   $   269,838           --            --       55,468   $   561,475           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
HIGH YIELD BOND FUND
Sold..................   1,019,841   $10,701,496           --            --      946,768   $ 9,961,848           --            --
Issued as
  reinvestment........      40,936       430,949           --            --       15,920       168,888           --            --
Redeemed..............     (36,582)     (386,153)          --            --       (2,574)      (26,932)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........   1,024,195   $10,746,292           --            --      960,114   $10,103,804           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
STRATEGIC BOND FUND
Sold..................      53,771   $   551,616           --            --      174,744   $ 1,827,448           --            --
Issued as
  reinvestment........       1,158        12,171           --            --        3,737        39,371           --            --
Redeemed..............      (6,226)      (65,416)          --            --          (57)         (590)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      48,703   $   498,371           --            --      178,424   $ 1,866,229           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
TOTAL RETURN FUND
Sold..................     343,940   $ 3,552,510           --            --      518,625   $ 5,342,405           --            --
Issued as
  reinvestment........       2,713        28,624           --            --        3,801        40,062           --            --
Redeemed..............         (93)         (958)          --            --      (12,152)     (126,759)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........     346,560   $ 3,580,176           --            --      510,274   $ 5,255,708           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
INVESTORS FUND
Sold..................      27,922   $   420,791           --            --       41,769   $   654,082           --            --
Issued as
  reinvestment........         760        12,451           --            --        1,335        21,837           --            --
Redeemed..............      (2,119)      (37,067)          --            --          (15)         (260)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      26,563   $   396,175           --            --       43,089   $   675,659           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============

SALOMON  BROTHERS  INVESTMENT  SERIES

                          CLASS C                                                 CLASS O
                 ----------------------------------------------------------------------------------
          PERIOD ENDED                YEAR ENDED                  YEAR ENDED                   YEAR ENDED
       DECEMBER 31, 1995          DECEMBER 31, 1994           DECEMBER 31, 1995            DECEMBER 31, 1994
                 ------------------------------------------------------------------------------------------------
      SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT
    -------------------------------------------------------------------------------------------------------------
       180,044   $   180,044           --            --    47,254,877   $ 47,254,877    75,796,036   $ 75,796,036
         2,497         2,497           --            --       431,706        431,706       401,895        401,895
            --            --           --            --   (60,129,169)   (60,129,169)  (72,120,070)   (72,120,070)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
       182,541   $   182,541           --            --   (12,442,586)  $(12,442,586)    4,077,861   $  4,077,861
    ===========  ============  ===========  ============  ============  =============  ============  =============
        26,263   $   250,020           --            --        14,323   $    137,924       194,976   $  1,960,677
             6            60           --            --        17,711        169,082        40,650        390,961
            (2)          (21)          --            --      (156,388)    (1,509,557)     (665,997)    (6,193,972)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        26,267   $   250,059           --            --      (124,354)  $ (1,202,551)     (430,371)  $ (3,842,334)
    ===========  ============  ===========  ============  ============  =============  ============  =============
        25,963   $   260,000           --            --       927,748   $  9,278,117            --             --
             9            87           --            --           263          2,630            --             --
            (2)          (20)          --            --            (2)           (20)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        25,970   $   260,067           --            --       928,009   $  9,280,727            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        27,164   $   272,000           --            --       925,200   $  9,252,000            --             --
            20           206           --            --           816          8,164            --             --
          (698)       (7,152)          --            --          (206)        (2,094)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        26,486   $   265,054           --            --       925,810   $  9,258,070            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
       124,291   $ 1,298,229           --            --       926,518   $  9,265,788            --             --
         1,229        12,925           --            --           791          7,911            --             --
        (4,453)      (46,441)          --            --      (181,791)    (1,902,220)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
       121,067   $ 1,264,713           --            --       745,518   $  7,371,479            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        38,420   $   391,367           --            --       926,274   $  9,263,323            --             --
           625         6,573           --            --           754          7,526            --             --
            (2)          (20)          --            --            (2)           (20)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        39,043   $   397,920           --            --       927,026   $  9,270,829            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        41,886   $   423,053           --            --       425,000   $  4,250,000            --             --
            99         1,041           --            --            --             --            --             --
            (1)          (10)          --            --            --             --            --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        41,984   $   424,084           --            --       425,000   $  4,250,000            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        18,595   $   267,020           --            --       245,958   $  3,783,857     1,535,504   $ 22,813,829
            60           980           --            --     2,017,845     32,672,713     2,324,823     32,449,031
          (200)       (3,142)          --            --    (1,987,122)   (31,073,072)   (3,057,955)   (45,611,321)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        18,455   $   264,858           --            --       276,681   $  5,383,498       802,372   $  9,651,539
    ===========  ============  ===========  ============  ============  =============  ============  =============

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

At December 31, 1995, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

    New York Municipal Bond Fund.................................................    21%
    National Intermediate Municipal Fund.........................................    95%
    U.S. Government Income Fund..................................................    97%
    High Yield Bond Fund.........................................................    29%
    Strategic Bond Fund..........................................................    84%
    Total Return Fund............................................................    38%

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended December 31, 1995, were as follows:

                                                        PURCHASES              SALES
-----------------------------------------------------------------------------------------
New York Municipal Bond Fund........................   $    787,738         $  1,438,362
                                                       =============        =============
National Intermediate Municipal Fund................   $ 12,789,131         $  2,738,946
                                                       =============        =============
U.S. Government Income Fund
  U.S. Government Securities........................   $ 27,466,318         $ 17,724,056
                                                       =============        =============
High Yield Bond Fund................................   $ 44,314,086         $ 17,461,424
                                                       =============        =============
Strategic Bond Fund
  U.S. Government Securities........................   $  8,520,260         $  6,824,704
  Other Investments.................................     17,916,013            9,025,947
                                                       ------------         ------------
                                                       $ 26,436,273         $ 15,850,651
                                                       =============        =============
Total Return Fund
  U.S. Government Securities........................   $  2,461,806         $    364,527
  Other Investments.................................     10,798,038              884,107
                                                       ------------         ------------
                                                       $ 13,259,844         $  1,248,634
                                                       =============        =============
Investors Fund
  U.S. Government Securities........................             --         $  3,962,031
  Other Investments.................................   $317,547,885          364,164,543
                                                       ------------         ------------
                                                       $317,547,885         $368,126,574
                                                       =============        =============

SALOMON  BROTHERS  INVESTMENT  SERIES




Transactions in options written for the Investors Fund during the year ended December 31, 1995 were as follows:

                                                                 NUMBER
                                                                   OF           PREMIUMS
                                                                 CONTRACTS      RECEIVED
--------------------------------------------------------------
Options outstanding at December 31, 1994......................   (1,825)        (428,151)
Options written...............................................   (1,115)        (289,198)
Options terminated in closing purchase transactions...........    2,765          681,423
Options expired...............................................       --               --
Options exercised.............................................      175           35,926
                                                                 ------         --------
Options outstanding at December 31, 1995......................       --               --
                                                                 ======         =========

During the year ended December 31, 1995, net realized loss from written option transactions for the Investors Fund amounted to $268,953 and net realized loss from purchased option transactions amounted to $113,136, for a net realized loss on all option transactions for the Investors Fund of $382,089.

During the period ended December 31, 1995, net realized gain from forward foreign currency contracts for the Strategic Bond Fund amounted to $67,840, and net realized gains on mortgage dollar rolls amounted to $57,813 and $17,359 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

During the year ended December 31, 1995, permanent book/tax differences of $(23,543) and $63 for the Strategic Bond Fund and Investors Fund, respectively, arising primarily from foreign currency gains (losses) have been reclassified from accumulated gain (loss) on investments to undistributed net investment income. Net investment income, net realized losses and net assets were not affected by this reclassification.

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund pursues its investment objectives by investing at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes and at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

SALOMON  BROTHERS  INVESTMENT  SERIES




6. TAX INFORMATION

At December 31, 1995, the Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                                  CASH       NEW YORK
                           YEAR OF                             MANAGEMENT    MUNICIPAL
                         EXPIRATION                               FUND       BOND FUND
-------------------------------------------------------------
1999.........................................................    $  894            --
2000.........................................................       396            --
2001.........................................................       409            --
2002.........................................................       415      $305,822
2003.........................................................        --       318,123
                                                               ----------    ---------
                                                                 $2,114      $623,945
                                                               ============= ==========

At December 31, 1995, as permitted under federal income tax regulations, the Strategic Bond Fund has elected to defer $14,806 of Post-October net capital losses and $41,069 of Post-October net foreign currency losses to the next taxable year.

At December 31, 1995, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and repurchase agreements held in each Fund were as follows:

                                                  GROSS            GROSS              NET
                                AGGREGATE       UNREALIZED       UNREALIZED        UNREALIZED
                                   COST        APPRECIATION    (DEPRECIATION)     APPRECIATION
----------------------------
New York Municipal Bond.....   $  3,385,615    $    150,560               --      $     150,560
National Intermediate
  Municipal.................     10,075,715         427,222     $     (3,342)           423,880
U.S. Government Income......     11,920,393         319,768               --            319,768
High Yield Bond.............     30,050,814         964,094         (503,126)           460,968
Strategic Bond..............     13,120,041         813,804         (248,266)           565,538
Total Return................     14,849,713         508,518          (58,371)           450,147
Investors...................    332,596,925     104,734,626       (3,512,266)       101,222,360

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $ 1.000     $ 1.000     $ 1.000
                                                        -------     -------     -------
Net investment income..............................       0.044       0.043       0.043
Dividends from net investment income...............      (0.044)     (0.043)     (0.043)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 1.000     $ 1.000     $ 1.000
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $ 1,756     $ 2,238     $   183
Total return*......................................        +4.5%       +4.4%       +4.4%
Ratios to average net assets:
Expenses...........................................        0.55%       0.55%       0.55%
Net investment income..............................        5.42%       5.38%       5.40%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.037     $ 0.037     $ 0.036
Expense ratio......................................        1.35%       1.34%       1.34%

NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $  8.96     $  8.96     $  8.96
                                                        -------     -------     -------
Net investment income..............................        0.42        0.36        0.36
Net gain (loss) on securities and futures
  (both realized and unrealized)...................        1.14        1.14        1.14
                                                        -------     -------     -------
Total from investment operations...................        1.56        1.50        1.50
                                                        -------     -------     -------
Dividends from net investment income...............       (0.41)      (0.35)      (0.35)
Distributions from net realized gain on securities
  and futures......................................          --          --          --
                                                        -------     -------     -------
Total dividends and distributions..................       (0.41)      (0.35)      (0.35)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 10.11     $ 10.11     $ 10.11
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $   546     $   528     $   266
Total return*......................................       +17.7%      +17.0%      +17.0%
Ratios to average net assets:
Expenses...........................................        0.75%       1.50%       1.50%
Net investment income..............................        5.12%       4.30%       4.38%
Portfolio turnover rate............................          22%         22%         22%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $  0.24     $  0.17     $  0.18
Expense ratio......................................        2.96%       3.70%       3.71%

(a) February 1, 1993, commencement of investment operations, through December 31, 1993.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                            CLASS O
    -------------------------------------------------------
                    YEAR ENDED DECEMBER 31,
    -------------------------------------------------------
     1995        1994        1993        1992        1991
    $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
    -------     -------     -------     -------     -------
      0.055       0.038       0.027       0.033       0.055
     (0.055)     (0.038)     (0.027)     (0.033)     (0.055)
    -------     -------     -------     -------     -------
    $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
    =======     =======     =======     =======     =======
    $ 6,684     $19,127     $15,049     $11,613     $22,982
       +5.6%       +3.9%       +2.7%       +3.4%       +5.7%

       0.55%       0.61%       0.65%       0.65%       0.65%
       5.46%       3.79%       2.68%       3.41%       5.43%




    $ 0.047     $ 0.036     $ 0.025     $ 0.030     $ 0.053
       1.34%       0.81%       0.85%       0.85%       0.85%

NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

               CLASS O
    ------------------------------
                           PERIOD
        YEAR ENDED          ENDED
       DECEMBER 31,        DECEMBER
    ------------------       31,
     1995       1994       1993(a)
    ------------------------------
    $ 8.98     $ 10.44     $ 10.00
    ------     -------     -------
      0.53        0.55        0.46
      1.12       (1.46)       0.46
    ------     -------     -------
      1.65       (0.91)       0.92
    ------     -------     -------
     (0.52)      (0.55)      (0.46)

        --          --       (0.02)
    ------     -------     -------
     (0.52)      (0.55)      (0.48)
    ------     -------     -------
    $10.11     $  8.98     $ 10.44
    ======     =======     =======
    $2,494     $ 3,333     $ 8,364
     +18.8%       -8.8%       +9.4%

      0.50%       0.50%       0.50%**
      5.50%       5.72%       4.99%**
        22%         63%         24%




    $ 0.32     $  0.49     $  0.40
      2.71%       1.17%       1.24%**

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.40        0.34        0.34        0.42
Net gain on investments (both realized and
  unrealized)......................................       0.46        0.45        0.45        0.46
                                                        -------     -------     -------     -------
Total from investment operations...................       0.86        0.79        0.79        0.88
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.40)      (0.34)      (0.34)      (0.42)
Distributions from net realized gain on
  investments......................................      (0.03)      (0.03)      (0.03)      (0.03)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.43)      (0.37)      (0.37)      (0.45)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.43      $10.42      $10.42      $10.43
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  569      $  432      $  271      $9,675
Total return*......................................       +8.7 %      +8.0 %      +8.0 %      +9.0 %
Ratios to average net assets:
Expenses...........................................       0.75%**     1.50%**     1.50%**     0.50%**
Net investment income..............................       4.63%**     3.85%**     3.85%**     4.86%**
Portfolio turnover rate............................         29%         29%         29%         29%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.32      $ 0.25      $ 0.25      $ 0.34
Expense ratio......................................       1.71%**     2.45%**     2.46%**     1.46%**

U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.49        0.43        0.43        0.52
Net gain on investments
  (both realized and unrealized)...................       0.43        0.43        0.43        0.42
                                                        -------     -------     -------     -------
Total from investment operations...................       0.92        0.86        0.86        0.94
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.49)      (0.43)      (0.43)      (0.52)
Distributions from net realized gain on
  investments......................................      (0.10)      (0.10)      (0.10)      (0.10)
Distributions in excess of net realized gain on
  investments......................................      (0.01)      (0.01)      (0.01)         --
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.60)      (0.54)      (0.54)      (0.62)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.32      $10.32      $10.32      $10.32
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  278      $  572      $  273      $9,552
Total return*......................................       +9.5 %      +8.8 %      +8.8 %      +9.7 %
Ratios to average net assets:
Expenses...........................................       0.85%**     1.60%**     1.60%**     0.60%**
Net investment income..............................       5.67%**     4.85%**     4.92%**     5.92%**
Portfolio turnover rate............................        230%        230%        230%        230%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.40      $ 0.34      $ 0.34      $ 0.42
Expense ratio......................................       1.90%**     2.64%**     2.64%**     1.64%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.92        0.85        0.85        0.95
Net gain on investments
  (both realized and unrealized)...................       0.67        0.68        0.68        0.67
                                                        -------     -------     -------     -------
Total from investment operations...................       1.59        1.53        1.53        1.62
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.91)      (0.85)      (0.85)      (0.93)
Distributions from net realized gain on
  investments......................................      (0.15)      (0.15)      (0.15)      (0.15)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (1.06)      (1.00)      (1.00)      (1.08)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.53      $10.53      $10.53      $10.54
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $10,789     $10,108     $1,274      $7,854
Total return*......................................      +16.6 %     +15.7 %     +15.8 %     +16.8 %
Ratios to average net assets:
Expenses...........................................       1.24%**     1.96%**     1.98%**     1.00%**
Net investment income..............................      10.58%**     9.53%**     9.61%**    10.59%**
Portfolio turnover rate............................        109%        109%        109%        109%
Before waiver of management fee by SBAM and credits
  earned on custodian cash balances, net investment
  income per share and expense ratios would have
  been:
Net investment income per share....................     $ 0.87      $ 0.80      $ 0.80      $ 0.90
Expense ratio......................................       1.80%**     2.51%**     2.54%**     1.55%**

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.84        0.76        0.77        0.87
Net gain on investments
  (both realized and unrealized)...................       0.78        0.79        0.78        0.77
                                                        -------     -------     -------     -------
Total from investment operations...................       1.62        1.55        1.55        1.64
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.85)      (0.78)      (0.78)      (0.87)
Distributions from net realized gain on
  investments......................................      (0.24)      (0.24)      (0.24)      (0.24)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (1.09)      (1.02)      (1.02)      (1.11)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.53      $10.53      $10.53      $10.53
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  513      $1,879      $  411      $9,763
Total return*......................................      +16.8 %     +16.1 %     +16.1 %     +17.0 %
Ratios to average net assets:
Expenses...........................................       1.23%**     1.97%**     1.99%**     0.99%**
Net investment income..............................       9.51%**     8.75%**     8.77%**     9.74%**
Portfolio turnover rate............................        161%        161%        161%        161%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.76      $ 0.69      $ 0.70      $ 0.79
Expense ratio......................................       2.11%**     2.85%**     2.87%**     1.87%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)+
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.15        0.13        0.14        0.17
Net gain on investments
  (both realized and unrealized)...................       0.52        0.51        0.51        0.52
                                                        -------     -------     -------     -------
Total from investment operations...................       0.67        0.64        0.65        0.69
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.11)      (0.09)      (0.08)      (0.11)
Distributions from net realized gain on
  investments......................................      (0.01)      (0.01)      (0.01)      (0.01)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.12)      (0.10)      (0.09)      (0.12)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.55      $10.54      $10.56      $10.57
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $3,658      $5,378      $  445      $4,494
Total return*......................................       +6.7 %      +6.4 %      +6.5 %      +6.9 %
Ratios to average net assets:
Expenses...........................................       0.74%**     1.49%**     1.51%**     0.51%**
Net investment income..............................       4.82%**     4.06%**     4.26%**     5.30%**
Portfolio turnover rate............................         16%         16%         16%         16%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.13      $ 0.11      $ 0.11      $ 0.15
Expense ratio......................................       1.45%**     2.19%**     2.22%**     1.22%**

INVESTORS FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $ 13.61     $ 13.61     $ 13.61
                                                        -------     -------     -------
Net investment income..............................        0.19        0.10        0.09
Net gain (loss) on investments (both realized and
  unrealized)......................................        4.55        4.54        4.55
                                                        -------     -------     -------
Total from investment operations...................        4.74        4.64        4.64
                                                        -------     -------     -------
Dividends from net investment income...............       (0.23)      (0.14)      (0.14)
Distributions from net realized gain on
  investments......................................       (1.50)      (1.50)      (1.50)
                                                        -------     -------     -------
Total dividends and distributions..................       (1.73)      (1.64)      (1.64)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 16.62     $ 16.61     $ 16.61
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $   441     $   716     $   306
Total return*......................................       +35.3%      +34.5%      +34.5%
Ratios to average net assets:
Expenses...........................................        0.94%       1.71%       1.68%
Net investment income..............................        1.41%       0.63%       0.66%
Portfolio turnover rate............................          86%         86%         86%

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.

  + Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

  * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES









----------------------------------------------------------------

                              CLASS O
    ------------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
    ------------------------------------------------------------
      1995         1994         1993         1992         1991
    $  13.63     $  15.60     $  16.10     $  17.10     $  14.54
    --------     --------     --------     --------     --------
        0.27         0.27         0.32         0.41         0.44
        4.48        (0.48)        2.03         0.79         3.68
    --------     --------     --------     --------     --------
        4.75        (0.21)        2.35         1.20         4.12
    --------     --------     --------     --------     --------
       (0.27)       (0.27)       (0.33)       (0.41)       (0.46)
       (1.50)       (1.49)       (2.52)       (1.79)       (1.10)
    --------     --------     --------     --------     --------
       (1.77)       (1.76)       (2.85)       (2.20)       (1.56)
    --------     --------     --------     --------     --------
    $  16.61     $  13.63     $  15.60     $  16.10     $  17.10
    --------     --------     --------     --------     --------
    $428,950     $348,214     $386,147     $370,350     $378,615
       +35.4%        -1.3%       +15.1%        +7.4%       +29.3%
        0.69%        0.69%        0.68%        0.68%        0.70%
        1.67%        1.75%        1.90%        2.47%        2.67%
          86%          66%          79%          48%          44%

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Boards of Directors and Shareholders of

Salomon Brothers Cash Management Fund

Salomon Brothers New York Municipal Bond Fund

Salomon Brothers National Intermediate Municipal Fund

Salomon Brothers U.S. Government Income Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Strategic Bond Fund

Salomon Brothers Total Return Fund

Salomon Brothers Investors Fund Inc

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of cash flows (for Salomon Brothers U.S. Government Income Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc) and Salomon Brothers Investors Fund Inc (hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations, the cash flows (for Salomon Brothers U.S. Government Income Fund), the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED MARCH 29, 1996


                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                  800-725-6666

Salomon Brothers Institutional Investment Series consists of Salomon Brothers Institutional Money Market Fund (the "Money Market Fund"), Salomon Brothers Institutional High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Institutional Emerging Markets Debt Fund (the "Emerging Markets Debt Fund") and Salomon Brothers Institutional Asia Growth Fund (the "Asia Growth Fund") (each, a "Fund" and collectively, the "Funds"). Each of the Funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc ("Institutional Series Funds"). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc ("Series Funds").

The MONEY MARKET FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing in high-quality, short-term U.S. dollar denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share. THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

The HIGH YIELD BOND FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

The EMERGING MARKETS DEBT FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers located in emerging market countries, and of entities organized to restructure outstanding debt of such issuers.

The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined in this Prospectus).

THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN HIGH YIELD SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. HIGH-YIELDING, LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. SEE "ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS."


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN A FUND. THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR READY FUTURE REFERENCE TO INFORMATION ABOUT A FUND. A STATEMENT OF ADDITIONAL INFORMATION DATED __________, 1996, CONTAINING ADDITIONAL INFORMATION ABOUT EACH FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IT IS AVAILABLE WITHOUT CHARGE AND CAN BE OBTAINED BY WRITING OR CALLING THE FUNDS AT THE ADDRESS AND TELEPHONE NUMBER PRINTED ABOVE.
--------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


           SALOMON BROTHERS ASSET MANAGEMENT INC - INVESTMENT MANAGER


                       SALOMON BROTHERS INC - DISTRIBUTOR


                                   PROSPECTUS



                               ________ __, 1996

                               TABLE OF CONTENTS



FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . .    9
BENEFITS OF INVESTING IN THE FUNDS  . . . . . . . . . . . . . . . . . .   11
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .   11
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . .   12
ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS . . . . . . . . . . .   27
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . .   39
PURCHASE AND REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . .   41
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
DIVIDENDS, DISTRIBUTIONS AND TAXES  . . . . . . . . . . . . . . . . . .   51
ACCOUNT SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
APPENDIX A:  DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . .  A-1
APPENDIX B:  GENERAL CHARACTERISTICS
AND RISKS OF DERIVATIVES  . . . . . . . . . . . . . . . . . . . . . . .  B-1

                                   FEE TABLE

Information in the table below is given as a percentage of average daily net assets. Shares of each Fund are sold without imposition of any sales charge, deferred sales charge or any other transaction fee.



                                                            MONEY         HIGH           EMERGING              ASIA
       ANNUAL FUND OPERATING                                MARKET        YIELD           MARKETS              GROWTH
             EXPENSES                                       FUND**     BOND FUND***     DEBT FUND ****         FUND*****
             --------                                       -----      -----------     -------------          --------
Management Fee (after waiver*) . . . . . . . . . . . .       .18%           .50%            .70%                 .75%
Other Expenses (after reimbursement)  . . . . . . . .        .00% +         .05%  +         .05%  +              .25% +
                                                             ------         -------         -------             -------
Total Fund Operating Expenses (after
 waiver and reimbursement)  . . . . . . . . . . . . .        .18%           .55%            .75%                 1.00%
                                                             ====           ====            ====                =======



         EXAMPLE
-------------------------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, (ii) total annual operating expenses as shown in the fee table set out above and (iii) redemption at the end of each time period:


                                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                                      ------    -------    -------   --------
                      Money Market Fund++               $2        $6         $10       $23
                      High Yield Bond Fund              $         $          N/A       N/A
                      Emerging Markets Debt Fund        $         $          N/A       N/A
                      Asia Growth Fund                  $         $          N/A       N/A


---------------------

*        Only the Money Market Fund reflects any waiver of Management Fees.

**       The information in the fee table set forth above has been restated to reflect a new management fee as described below, and the voluntary agreement by Salomon Brothers Asset Management Inc ("SBAM"), the Fund's investment manager, to reduce or otherwise limit the expenses of the Money Market Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .18% of the Fund's average daily net assets for a period of at least one year from the date of this Prospectus, and no more than .25% thereafter. For the year ended December 31, 1995, Other Expenses and Total Fund Operating Expenses (before partial waiver) were, .60% and .70%, respectively. On November 16, 1995, the Board approved, subject to shareholder approval, an increase in the management fee from .10% of the Money Market Fund's average daily net assets to .20%. The shareholders approved the amendment on March 26, 1996, to become effective as of the date of this Prospectus.



***     SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the High Yield Bond Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .55% of the Fund's average daily net assets. Without this agreement, Other Expenses and Total Fund Operating Expenses are expected to be .56% and 1.06%, respectively.

**** SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the Emerging Markets Debt Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .75% of the Fund's average daily net assets. Without this agreement, Other Expenses and Total Fund Operating Expenses are expected to be
 .56%, and 1.26%, respectively.

*****    SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to 1.00% of the Fund's average daily net assets. Without this agreement, Other Expenses and Total Fund Operating Expenses are expected be .75%, .56%, and 1.31%, respectively.


+        As of the date of this Prospectus, the Fund had not yet commenced investment operations. The amounts set forth for Other Expenses in the table above and the preceding footnotes are, therefore, based on estimates for the current fiscal year.


++       Assuming the expense cap of .18% discussed above is in effect throughout the time period shown.


The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in a Fund will incur either directly or indirectly as a shareholder in a Fund. "Other Expenses" include administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees. Expenses associated with distributing each Fund's shares are borne by the Fund's distributor out of its own resources and are not borne directly or indirectly by shareholders. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%. For more complete descriptions of the various costs and expenses, see "Management" in this Prospectus and the Statement of Additional Information.


                                   HIGHLIGHTS


THE FUNDS


Each of the Funds, except the Money Market Fund, is a newly organized, no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996. The High Yield Bond Fund is a diversified portfolio and the Emerging Markets Debt Fund and the Asia Growth Fund are non-diversified portfolios of the Institutional Series Funds. The Money Market Fund is a no-load, diversified investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990.

The MONEY MARKET FUND seeks as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing in high-quality, short-term U.S. dollar denominated money market instruments, and seeks to maintain a stable net asset value of $1.00 per share. THERE IS NO ASSURANCE THAT A STABLE NET ASSET VALUE OF $1.00 PER SHARE WILL BE MAINTAINED. INVESTMENTS IN THE FUND ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT.

The HIGH YIELD BOND FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

The EMERGING MARKETS DEBT FUND seeks to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers located in emerging market countries, and of entities organized to restructure outstanding debt of such issuers.

The ASIA GROWTH FUND seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined under "Investment Objective and Policies").

There is no assurance that any particular Fund will achieve its investment objective.


-        PURCHASE AND REDEMPTION OF SHARES


The minimum initial investment in the Money Market Fund is $250,000 and the minimum initial investment in the other Funds is $1,000,000. The minimum investment may be waived at the discretion of a Fund. There is no subsequent investment minimum in any Fund. Settlement of purchases and redemptions is effected by wire transfer of Federal funds or upon conversion to Federal funds of a purchase payment effected by check or draft. See "Purchase and Redemption of Shares."


-        MANAGEMENT SERVICES


Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly-owned subsidiary of Salomon Inc, as its investment manager under an investment management contract. SBAM has retained its affiliate, Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), to serve as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. See "Management."


-        DISTRIBUTOR


Salomon Brothers Inc ("Salomon Brothers") serves as each Fund's distributor. Salomon Brothers is an indirect, wholly-owned subsidiary of Salomon Inc. Salomon Brothers is one of the largest securities dealers in the world and a registered broker-dealer.


-        RISK FACTORS


Prospective investors should consider certain risks associated with an investment in each Fund.

The medium and low rated and comparable unrated securities in which the High Yield Bond Fund will invest (commonly referred to as "junk bonds") involve significantly greater risks than higher rated securities, including price volatility and risk of default in payment of interest and principal. The Emerging Markets Debt Fund's investments in securities of emerging market countries involves certain considerations not typically associated with investing in securities of U.S. issuers, including restrictions on foreign investment and on repatriation of capital, currency fluctuations, price volatility and lesser liquidity or lack of a secondary trading market, and political and economic risks, including the risk of nationalization or expropriation of assets. The Asia Growth Fund is subject to these same risks and, concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in such countries. Additionally, certain Funds may use various investment practices that involve special considerations, including investing in illiquid securities, zero coupon and deferred payment securities, loan participations and assignments and warrants and engaging in repurchase and reverse repurchase agreements and derivative transactions. See "Investment Objective and Policies" and "Additional Investment Activities and Risk Factors."

                              FINANCIAL HIGHLIGHTS


The following information is provided with respect to the Money Market Fund only. Financial highlights are not presented for the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund since they have not yet commenced investment operations. The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements included in the Fund's Statement of Additional Information. The financial statements and financial highlights of the Money Market Fund for each of the years in the period ended December 31, 1995, and the period from December 7, 1990 (commencement of operations) through December 31, 1990 have been audited by Price Waterhouse LLP, whose unqualified report thereon is included in the Statement of Additional Information. The Statement of Additional Information may be obtained by shareholders by writing or calling at the address or telephone number printed on the front cover. The Money Market Fund changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on March 26, 1996. On that same date, shareholders of the Money Market Fund approved a change in the Fund's investment objective and policies and certain investment restrictions to those described herein. Prior to such change, the Money Market Fund invested, under normal market conditions, at least 65% of its assets in United States Treasury bonds, notes and bills.

                                                                      Year Ended December 31,                        Period Ended
                                              ----------------------------------------------------------------       December 31,
                                               1995           1994          1993          1992           1991          1990**
                                              ------         ------        ------        ------         ------        -------

 Net asset value, beginning of year  . . . .  $1.000         $1.000        $1.000        $1.000          $1.000        $1.000

 Net investment income . . . . . . . . . . .   0.049*          .036          .028          .034            .054*         .005*


 Dividends from net investment income  . . .  (0.049)         (.036)         .028         (.034)          (.054)        (.005)


 Net asset value, end of year  . . . . . . .  $1.000         $1.000        $1.000        $1.000          $1.000        $1.000

 Net assets end of year (thousands)  . . . . $11,425        $27,667       $34,120       $50,554         $35,414        $4,596


 Total investment return . . . . . . . . . .    +5.0%          +3.6%          2.9%          3.4%           +5.5%         +0.5%

 Ratios to average net assets:

        Expenses   . . . . . . . . . . . . .    0.65%*          .45%          .35%          .44%            .54%*         .74%*+


        Net investment income  . . . . . . .    4.89%          3.53%         2.83%         3.42%           5.23%         6.45%+



--------------


* Net investment income per share would have been $.049, $.052 and $.004 and the expense ratios to average net assets would have been .70%, .64% and 1.72%, respectively, for the periods ended December 31, 1995, December 31, 1991 and December 31, 1990 before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances.

**   December 7, 1990, commencement of operations, through December 31, 1990.

+    Annualized.

                       BENEFITS OF INVESTING IN THE FUNDS

Mutual funds, such as the Funds, are flexible investment tools that are increasingly popular - for a variety of reasons. The Funds offer investors the following important benefits:

-    FUNDS DESIGNED FOR INSTITUTIONS

The Funds are designed primarily for institutions as an economical and convenient means for the investment of funds for their own account or which they may manage for others. These institutions include corporations, banks, trust companies, investment bankers and brokers, insurance companies, investment counsellors, pension funds, employee benefit plans, law firms, trusts, estates and educational, religious and charitable organizations. See "Purchase and Redemption of Shares."

-    PROFESSIONAL MANAGEMENT

By pooling the funds of many investors, each Fund enables shareholders to obtain the benefits of full-time professional management that is beyond the means of most investors. As an active market participant on a day-to-day basis, the Funds' investment manager or sub-adviser reviews the fundamental characteristics of far more securities than a typical individual investor can and may employ portfolio management techniques that frequently are not used by individual or many institutional investors. Additionally, the larger denominations of securities in which a Fund invests may result in better overall prices for the investments than could be obtained independently by individual investors.

-    DIVERSIFICATION

By pooling funds of exposure to individual issuers, industries and/or geographical regions many investors, each Fund provides investors with a degree of diversification of exposure to individual issuers, industries and/or geographical regions, that would not be possible through the management of smaller separate accounts.

-    TRANSACTION SAVINGS

By investing in a Fund, a shareholder is able to acquire ownership in a portfolio of securities without paying the higher transaction costs associated with a series of small securities purchases.

-    CONVENIENCE

Fund shareholders are relieved of the administrative and record keeping burdens of securities settlements and interest payments and coordination of maturities normally associated with direct ownership of securities.

-    DAILY LIQUIDITY

The Funds' convenient purchase and redemption procedures provide shareholders with daily access to their money and reduce the delays frequently involved in the direct purchase and sale of securities. See "Purchase and Redemption of Shares."

-    EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange all or part of their shares for shares of any of the other Funds. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging. See "Purchase and Redemption of Shares--Exchange Privilege."


                            PERFORMANCE INFORMATION

From time to time, a Fund may advertise its "yield," "effective yield," "distribution rate" and/or standardized and nonstandardized "average annual total return" over various periods of time. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in the Fund.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions).

Yield is calculated in accordance with the SEC's formula. Yield differs from total return in that it does not consider changes in net asset value.

From time to time, the Money Market Fund may make available information as to its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to income generated by an investment in the Fund over a seven-day period, which period will be stated in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications such as Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB/Donoghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System. The annual report to shareholders of the Money Market Fund for the fiscal year ended December 31, 1995 containing additional performance information is available without charge and can be obtained by writing or calling the address or telephone number printed on the front cover of this Prospectus. See "Performance Data" in the Statement of Additional Information.



                       INVESTMENT OBJECTIVE AND POLICIES


MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and will seek to maintain a stable net asset value of $1.00 per share.

The instruments in which the Money Market Fund may invest include, but are not limited to:

- Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof;

-   Obligations issued or guaranteed by U.S. and foreign banks ("Bank
Obligations");


-   Commercial paper;


-   Corporate debt obligations, including variable rate obligations;


-   Short-term credit facilities;


-   Asset-backed securities; and

-   Other money market instruments.

The Money Market Fund will limit its portfolio investments to securities that are determined by SBAM to present minimal credit risks pursuant to guidelines established by the Fund's Board of Directors and which are "Eligible Securities" at the time of acquisition by the Fund. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or
(b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.


The Money Market Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors--Repurchase Agreements."


Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where SBAM is satisfied that the credit risk with respect to the issuer is minimal.


Bank Obligations that may be purchased by the Money Market Fund include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see "Additional Information on Portfolio Instruments and Investment Policies--Bank Obligations" in the Statement of Additional Information.


The Money Market Fund's investments in corporate debt securities consist of non-convertible corporate debt securities such as bonds and debentures that have thirteen months or less remaining to maturity.

The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers, including obligations of non-U.S. banks or non-U.S. branches of U.S. banks and commercial paper and other corporate debt securities of non-U.S. issuers, where SBAM deems the instrument to present minimal credit risks. Investments in non-U.S. banks and non-U.S. issuers present certain risks. See "Additional Investment Activities--Foreign Securities."

The Money Market Fund may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Money Market Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Money Market Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

The Money Market Fund may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with its portfolio maturity and credit quality requirements. See "Additional Information on Portfolio Instruments and Investment Policies" in the Statement of Additional Information.


The Money Market Fund may also invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities and the Fund may invest in other investment funds. See "Additional Investment Activities and Risk Factors" for a description of such securities and their associated risks. The Fund is not currently authorized to use any of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives."


The foregoing investment policies and activities, other than the Money Market Fund's investment objective, are not fundamental and may be changed by the Board of Directors of Series Funds without the approval of shareholders.



HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks. To mitigate these risks, the Fund will diversify its holdings by issuer, industry and credit quality. The Fund is diversified within the meaning of the 1940 Act.


The High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the Fund will invest are commonly referred to as "junk bonds."



The debt obligations in which the Fund will invest generally will be rated, at the time of investment, "Ba" or "B" or lower by Moody's Investors Service ("Moody's") or "BB" or "B" or lower by Standard & Poor's Rating Services Group ("S&P"), or determined by SBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings. An investment in the High Yield Bond Fund should not be considered as a complete investment program for all investors. For further discussion of high yield securities and the special risks associated therewith, see "Additional Investment Activities and Risk Factors--High Yield Securities."

The High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which the High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth in the discussion of the investment objective and policies of the Emerging Markets Debt Fund. The risks associated with these investments are described under the captions "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities." Moreover, investments in foreign securities may have adverse tax implications as described under "Dividends, Distributions and Taxes."

In light of the risks associated with high yield corporate debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. These will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for the Fund, SBAM intends to consider the correlation among securities represented in the Fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The High Yield Bond Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

SBAM will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the Fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term debt securities generally provide a higher yield than short-term debt securities, and therefore SBAM expects that, based upon current market conditions, the Fund's high yield debt securities will initially have an average maturity of 10 to 15 years.

The High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities, each which involve special risk considerations. See "Additional Investment Activities and Risk Factors--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."



The High Yield Fund may also invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Loan Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). See "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."



The High Yield Fund may invest up to 10% of its total assets in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock for which there is no limit) when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.



In order to maintain liquidity, the Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by
(a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as discussed below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, then for defensive purposes, the Fund may temporarily invest its assets without limit in such instruments.


The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. See "Additional Investment Activities and Risk Factors--Restricted Securities and Securities With Limited Trading Markets." As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The High Yield Bond Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the "CFTC") and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies and activities, other than the High Yield Bond Fund's investment objective, are not fundamental and may be changed by the Board of Directors of Institutional Series Funds without the approval of shareholders.



EMERGING MARKETS DEBT FUND

The investment objective of the Emerging Markets Debt Fund is to maximize total return. The Fund seeks to achieve its objective by investing at least 80% of its total assets in debt securities of government, government related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. As used in this Prospectus, an "emerging market country" is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund is non-diversified within the meaning of the 1940 Act. See "Additional Investment Activities and Risk Factors--Non-Diversification."

Initially, the Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily in some or all of the following emerging market countries:

                   Algeria               India           Philippines
                   Argentina             Indonesia       Poland
                   Brazil                Ivory Coast     PortugaL

                    Bulgaria              Jamaica         Russia
                    Chile                 Jordan          Slovakia
                    China                 Lebanon         Slovenia
                    Colombia              Malaysia        South Africa
                    Costa Rica            Mexico          Thailand
                    Czech Republic        Morocco         Trinidad & Tobago
                    Dominican Republic    Nicaragua       Tunisia
                    Ecuador               Nigeria         Turkey
                    Egypt                 Pakistan        Uruguay
                    Greece                Panama          Venezuela
                    Hungary               Paraguay        Vietnam
                                          Peru            Zaire

In selecting emerging market country debt securities for investment, SBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging market countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

Emerging market country debt securities in which the Emerging Markets Debt Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, Loan Participations and Assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The Fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the Fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The Fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see "Additional Investment Activities and Risk Factors--High Yield Securities" herein and "Additional Information on Portfolio Instruments and Investment Policies--Brady Bonds" in the Statement of Additional Information. For a description of Loan Participations and Assignments, see "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."


Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. See "Additional Investment Activities and Risk Factors--Foreign Securities."


The Fund's investments in government, government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions), and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. See "Additional Information on Portfolio Instruments and Investment Policies--Structured Investments" in the Statement of Additional Information. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments. See "Additional Investments Activities and Risk Factors--Foreign Securities" and "--High Yield Securities".

The Emerging Market Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by (i) banks located in emerging market countries or by branches of emerging market country banks located outside the home country or (ii) companies organized under the laws of an emerging market country.

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. In fact, the Fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. See "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Dividends, Distributions and Taxes."

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for the Emerging Markets Debt Fund, SBAM intends to consider the correlation among securities represented in the Fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The Fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The Emerging Markets Debt Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. The characteristics and risks of these investments are described under "Additional Investment Activities and Risk Factors--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."

The Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by the SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as discussed below under "Additional Investment Activities and Risk Factors-- Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, then for defensive purposes, the Fund may temporarily invest its assets without limit in such instruments.


The Emerging Markets Debt Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Emerging Markets Debt Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. See "Additional Investment Activities and Risk Factors--Restricted Securities and Securities with Limited Trading Markets." The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Emerging Markets Debt Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies, including the ability to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar denominated securities, may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies and activities, other than the Emerging Markets Debt Fund's investment objective, are not fundamental and may be changed by the Board of Directors of Institutional Series Funds without the approval of shareholders.


ASIA GROWTH FUND

The Asia Growth Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity- related securities of Asian Companies. Asian Companies include companies that (i) are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, "Asian Countries") or (ii) regardless of where organized and as determined by SBAM AP, (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian Countries, (b) maintain at least 50% of their assets in one or more of the Asian Countries, or (c) have securities which are traded principally on a stock exchange in an Asian Country. The Fund is non-diversified within the meaning of the 1940 Act. See "Additional Investment Activities and Risk Factors--Non-Diversification."


Equity securities in which the Asia Growth Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises, and American, Global or other types of Depositary Receipts. Equity-linked debt securities are debt instruments whose prices are indexed to the prices of equity securities or securities indices. In other words, the value at maturity or coupon rate of these equity-linked debt instruments is determined by reference to a specific instrument or statistic. The performance of equity-linked debt instruments depends to a great extent on the performance of the security or index to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, these instruments are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed instruments may be more volatile than the underlying instruments.

There are no prescribed limits on geographic asset distributions among Asian Countries and from time to time, SBAM AP expects to invest a significant portion of the Asia Growth Fund's assets in Hong Kong, Malaysia, Singapore and Thailand. Investments in each of these countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of any one or more of such countries. In this connection, SBAM AP anticipates that up to 35% of the Fund's initial investments will be in Hong Kong. Although SBAM AP expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, most of the Asian securities markets have substantially less volume than U.S. or other established markets and some of the stock exchanges in the Asian Countries are in the early stages of their development. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see "Additional Investment Activities and Risk Factors--Foreign Securities." An investment in the Asia Growth Fund should not be considered as a complete investment program for all investors.


In pursuing the Asia Growth Fund's investment objective, SBAM AP will combine a traditional fundamental approach towards evaluating industry sectors and individual securities of Asian Companies with a risk management driven approach seeking to keep the Fund's volatility of return in line with or lower than that currently experienced in the Asian markets.

SBAM AP expects to focus on certain industry groups across Asian Countries in an attempt to identify and capture the relative value of such groups on a pan-regional basis. SBAM AP will research individual companies in an effort to identify the investment opportunities within these industry groups which will provide long-term capital appreciation. In addition, SBAM AP intends to meet the management of individual companies on a periodic basis. As part of the Asia Growth Fund's risk management objective, SBAM AP will also concentrate on macroeconomic issues and other variables influencing the direction of monetary policies followed by Asian Central Banks.


The investment process to be implemented by SBAM AP will consist of the three following principal (and potentially overlapping) types of approaches.


Pan-Regional Industry Group Decisions. SBAM AP will seek to identify the pan-regional industrial sectors which are likely to exhibit attractive returns over the long-term. In selecting such industrial sectors, SBAM AP will focus on industry cycles and competitiveness as well as the industrial characteristics of the Asian economies. In addition, SBAM AP will review government regulations, industrial policies, access to technology and industrial research reports provided by industrial companies or associations and securities dealers in Asian Countries. SBAM AP will focus on those industries which represent meaningful weightings in the total market capitalization of the Asian Countries including, but not limited to, telecommunications, consumer durables and nondurables, food and beverage, electronics, hotels, power engineering and generation, basic industries, public utilities, property and financial sectors. SBAM AP believes that an investment process that places emphasis on industry groups is appropriate given the current state of economic and financial integration being achieved by the Asian Countries and the relatively significant concentration of market capitalization in Asian Countries toward certain industrial sectors.

Fundamental Analysis: Individual Security Decisions. In order to identify the most attractive investment opportunities within industry groups, SBAM AP will employ extensive research to select investments in Asian Countries that offer long-term growth potential for investors. While the Asia Growth Fund generally seeks to invest in securities of larger companies within the particular Asian market, it may also invest in the securities of medium and smaller companies that, in the opinion of SBAM AP, have potential for growth. In particular, SBAM AP will employ the following three-step process to evaluate particular investment opportunities for the Fund.

Screening Process. SBAM AP will implement a systematic screening process in an effort to identify individual securities it believes likely to exhibit attractive returns over the long term. SBAM AP will screen companies according to factors such as the perceived quality of their management and business, overall sustainable competitiveness, historical earnings, dividend records over at least a full business cycle, liquidity, trading volumes and historical and expected volatility.

Financial Analysis Process. The financial analysis of selected companies will focus on evaluating the fundamental value of the enterprise. SBAM AP will use a value-driven process which will emphasize quantitative analysis based on return on equity ("ROE") and its components, such as operating margins, financial leverage, asset turnover and interest and tax burdens. In addition, the company's cash flow generating capabilities and return on assets will be considered. SBAM AP believes that ROE and cash flow dynamics are appropriate variables when analyzing companies which operate in high growth markets, such as Asia, as the ability of such companies to capture this growth by using the right allocation of resources and asset financing is of utmost importance.

Valuation Process and Volatility Analysis. The valuation process will focus on Price Earnings Ratio ("PER") calculations and comparisons with historical relative PER bands and local market conditions. SBAM AP will use measures such as PER/growth, and will evaluate whether the security enjoys accelerating earnings growth momentum due to management changes or the introduction of new products and/or services. In addition, where appropriate, SBAM AP will conduct specific dividend discount model and discount cash flow analyses for specific securities with predictable cash flows or dividend streams. Through the use of this analysis, SBAM AP will attempt to identify companies with strong potential for appreciation relative to their downside exposure. Lastly, SBAM AP will conduct a volatility analysis on selected securities in an effort to forecast the expected risk of such securities and compare the results of such risk analysis with these securities' expected returns. Investments may be made in companies that do not have extensive operating experience provided that SBAM AP believes such companies nevertheless have significant growth potential.

Risk Management and Macroeconomic/Top-Down Analysis. SBAM AP will also consider macroeconomic variables, such as liquidity and capital flows, foreign equity and industrial investments and the direction of monetary policies in the Asian Countries in an effort to capture individual market movements as well as attain an optimal asset allocation mix and to identify the appropriate risk management parameters for the Asia Growth Fund. The macroeconomic data SBAM AP will monitor and analyze includes, but is not limited to, gross domestic product growth, balance of payments and current account balances, budget deficits or surpluses, inflation and interest rates. SBAM AP intends to meet with central bankers, regional economists and strategists on a regular basis to assess the present and future direction of monetary policies and their likely impact on the markets of the Asian Countries.

As part of the Fund's risk management approach and in an attempt to better assess and control the Fund's overall risk level on an ongoing basis, SBAM AP will employ a quantitative analysis at each stage of the investment process which will consist of analyzing and forecasting volatilities of the Asian markets and securities. SBAM AP will use a number of volatility-control strategies, including derivative instruments (as discussed below), in an effort to attain an optimal asset allocation mix, for hedging purposes in an attempt to control the Fund's overall risk level and to obtain exposure to markets in the Asian Countries which have restrictions on foreign investment.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see "Additional Investment Activities and Risk Factors--High Yield Securities."

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, "Prime-1" or "A" or better by Moody's or "A-1" or "A" or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as described below under "Additional Investment Activities and Risk Factors--Repurchase Agreements") with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, then for defensive purposes, the Fund may temporarily invest its assets without limit in such instruments.


The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see "Additional Investment Activities and Risk Factors."

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see "Additional Investment Activities and Risk Factors--Restricted Securities and Securities With Limited Trading Markets." As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under "Additional Investment Activities and Risk Factors--Derivatives." The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies and activities, other than the Asia Growth Fund's investment objective, are not fundamental and may be changed by the Board of Directors of Institutional Series Funds without the approval of shareholders.

The investment objective of each Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares as defined in the 1940 Act. There is no assurance that a Fund will achieve its investment objective.


               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the investment manager based on guidelines established by the applicable Fund's Board of Directors, are deemed creditworthy. The investment manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience time delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.


REVERSE REPURCHASE AGREEMENTS. Certain of the Funds may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

LOANS OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's 15% limitation on investments in illiquid securities discussed below.


Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


The Board of Directors of Institutional Series Funds has adopted policies and procedures for the High Yield Bond Fund and the Emerging Markets Debt Fund for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors, (i) the creditworthiness of the borrower under the Loan and the Lender, (ii) the current interest rate, period until next rate reset and maturity of the Loan, (iii) recent prices in the market for similar Loans and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See "Net Asset Value."

To the extent that liquid Assignments and Loan Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Board of Directors, will monitor Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Board of Directors of Institutional Series Funds will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the investment manager of such securities.
[/R]

WARRANTS. Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


Other investment risks include the possible imposition of foreign taxes on certain amounts of a Fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.


In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. See "--High Yield Securities."


For a further discussion of certain risks involved in investing foreign securities, particularly of emerging market issuers, see "Additional Information on Portfolio Instruments and Investment Policies--Foreign Securities" in the Statement of Additional Information.

FIXED-INCOME SECURITIES. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund and the Emerging Markets Debt Fund will invest primarily in fixed-income securities, the net asset value of these Funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

HIGH YIELD SECURITIES. The High Yield Bond Fund and the Emerging Markets Debt Fund may invest without limitation in high yield securities. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Board of Directors to value such Fund's portfolio securities, and the Directors may have to use a greater degree of judgment in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.


The development of a market for high yield corporate securities generally, and non-U.S. securities in particular, is relatively new and may undergo significant changes in the future.

High yield corporate securities in which the applicable Funds may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).


HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See "--Foreign Securities" above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond Fund and Emerging Markets Debt Fund invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Dividends, Distributions and Taxes."


Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.



For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see "Additional Information on Portfolio Instruments and Investment Policies--Foreign Securities" in the Statement of Additional Information.



INVESTMENT FUNDS. Certain of the Funds may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under "Dividends, Distributions and Taxes."


BORROWING. Each of the Funds may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SBAM's or SBAM AP's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass through" tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.


NON-DIVERSIFICATION. The Emerging Markets Debt Fund and the Asia Growth Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities. See "Dividends, Distributions and Taxes" and "Investment Limitations."

DERIVATIVES. Certain of the Funds may be authorized to use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, Loan Participations and Assignments, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.


Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash, liquid high grade debt obligations or other assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.

The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See "Dividends, Distributions and Taxes."


PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. The High Yield Bond Fund and the Emerging Markets Debt Fund each anticipates that its annual portfolio turnover rate generally will not exceed 150% and the Asia Growth Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. However, the expected portfolio rates may be exceeded if conditions warrant. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund.


With respect to the Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SBAM will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads. See "Portfolio Transactions" in the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The following investment restrictions and certain of those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.


MONEY MARKET FUND


The Money Market Fund may not:


          (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation;



          (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;



          (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or



          (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.



With respect to investment limitation (1), the Fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three Business Days.

HIGH YIELD BOND FUND, EMERGING MARKETS DEBT FUND AND ASIA GROWTH FUND

The High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund may not:

            (1) With respect to the High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;


            (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (no Fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or


            (3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a
         Fund).


            For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an "issuer." See "Additional Investment Activities and Risk Factors -- Loan Participants and Assignments."


                       PURCHASE AND REDEMPTION OF SHARES


NET ASSET VALUE


For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated separately and is determined for each Fund (other than the Money Market Fund) once daily as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. (New York time)). The net asset value per share of the Money Market Fund is determined twice daily, once at 12:00 noon (New York time) and again at 4:00 p.m. (New York time). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

Net asset value per share of each Fund is calculated by dividing the value of the Fund's securities and other assets, less liabilities, by the number of shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by the applicable Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the applicable Fund's Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.


The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a stable net asset value of $1.00 per share. Each of the other Funds values short-term investments that mature in 60 days or less at amortized cost. If a Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the Statement of Additional Information for a more complete description of the amortized cost method.


PURCHASE PROCEDURES

There is no sales charge imposed by the Funds on purchases of shares of the Funds. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other Funds is $1,000,000. Subsequent purchases may be in any amount. Each Fund reserves the right to waive the minimum initial investment amount and to reject any purchase order in whole or in part.

Shares of each Fund may be made on any Business Day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued.

Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available to a

Fund in such Fund's account with Investors Bank & Trust Company ("Investors Bank"), the Funds' transfer agent and dividend-disbursing agent. Federal funds will not necessarily become available to a Fund and consequently share purchase orders may not be deemed received on the same date a check is received from the shareholder.



Purchases of shares of Funds can be made by wire transfer, check or money order through Investors Bank. The shareholder's bank may impose a charge to execute a wire transfer. The wiring instructions are:



                 Investors Bank & Trust Company
                 ABA #011-001-438
                 Account Name:  Salomon Brothers Institutional Series Funds
                      Attn:  (Name of Fund)
                      Salomon DDA #:  456789123
                      Name of Account:
                      Account #:
                      Amount of Wire:


Share purchase orders made with a check or money order should be mailed to the following address:


                 Investors Bank & Trust Company
                 P.O. Box 1537
                 Boston, Massachusetts  02205-1537
                 Attention:  Transfer Agent



For a share purchase order for any Fund other than the Money Market Fund to become effective on a particular Business Day, prior to 4:00 p.m. (New York time) (i) in the case of a wire transfer payment, a purchaser must call
(800) 347-6028 to inform Investors Bank of an incoming wire transfer or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by Investors Bank, and, in either case, federal funds must be received by a Fund. If federal funds are received by a Fund that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by Investors Bank, such purchase order shall be executed as of the date that federal funds are actually received. Purchase orders for shares of the Money Market Fund placed by 12:00 noon (New York time) on any Business Day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (New York time) that day. Purchase orders received after 12:00 noon (New York time) or for which payment is received in or converted into federal funds after 12:00 noon (New York time) will be executed and begin to earn dividends on the following Business Day.



REDEMPTION PROCEDURES


Each Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by

Investors Bank of proper notice of redemption as described below. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any Business Day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next Business Day, but, in any case, within no more than seven Business Days from the date of receipt. If the notice is received on a day that is not a Business Day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next Business Day. The value of shares at the time of redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund at such time.


A shareholder may elect to receive payment upon redemption of their shares in the form of a wire or check. There is no charge imposed by a Fund to redeem shares of the Fund; however, in the case of a redemption by wire, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the total amount such shareholder has invested in that Fund.


REDEMPTION BY MAIL


A shareholder wishing to redeem shares may do so by mailing proper notice of redemption directly to Investors Bank. Proper notice of redemption may be accomplished by written letter requesting redemption. The notice requires the signature of all persons in whose names the shares are registered, signed exactly as the shares are registered. In certain instances, Investors Bank may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority. For shareholders redeeming directly with Investors Bank, payment will be mailed to the address of record within seven days of receipt of a proper notice of redemption. Each Fund reserves the right to reject any order for redemption.



REDEMPTION BY WIRE


To redeem shares by wire, a shareholder or any authorized agent (so designated on the Account Application Form) must provide Investors Bank with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number.



A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to Investors Bank with a signature guaranteed by a national bank which is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by Investors Bank.

TELEPHONE REDEMPTION


A shareholder may request redemption by calling Investors Bank at (800) 347-6028. Telephone redemption is made available to shareholders of each Fund on the Account Application Form. Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Funds. Neither the Funds nor Investors Bank will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. Each Fund may require personal identification codes. Checks will be made payable to the registered shareholders and sent to the address of record on file with Investors Bank. Payments by wire will only be made to the registered holders through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.



SMALL ACCOUNTS


Under each Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.



EXCHANGE PRIVILEGE

Shareholders of any Fund may exchange all or part of their shares for shares of any other Fund at the applicable relative net asset value per share. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging. Shares of a Fund are eligible for exchange 30 days after purchase.


Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. None of the Funds, Investors Bank and Salomon Brothers will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds, Investors Bank and Salomon Brothers may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, Investors Bank and Salomon

Brothers may be liable for any losses due to unauthorized or fraudulent instructions in the absence of following these procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.


The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See "Dividends, Distributions and Taxes."


The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. Investors Bank and Salomon Brothers reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.



DISTRIBUTOR


Salomon Brothers is the Funds' distributor. Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Salomon Inc. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from SBAM in connection with processing and other services that it provides for certain shareholder accounts.



                                   MANAGEMENT


DIRECTORS AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding the Directors and officers of each Fund.


INVESTMENT MANAGER

Each Fund retains SBAM as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt and Hong Kong, SBAM provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of January 31, 1996, SBAM had approximately $14 billion of assets under management of which approximately $1.15 million is invested in high yield securities and approximately $459 million of which is invested in emerging market debt securities. SBAM has access to Salomon Inc's more than 250 economists, mortgage, bond, sovereign, and equity analysts. The business address of SBAM is 7 World Trade Center, New York, New York 10048.



Pursuant to a Subadvisory Agreement, SBAM has retained Salomon Brothers Asset Management Asia Pacific Limited to act as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP, which was formed in 1995, is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. The business address of SBAM AP is Three Exchange Square, Hong Kong.



Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund and the Emerging Markets Debt Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director, responsible for SBAM's investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities, high yield foreign sovereign debt securities and emerging market debt securities. Mr. Wilby is the portfolio manager for Salomon Brothers High Yield Bond Fund, a portfolio of Series Funds, Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, the high yield and sovereign bond portions of the Salomon Brothers Strategic Bond Fund, a portfolio of Series Funds and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.



Giampaolo G. Guarnieri will be primarily responsible for the day-to-day management of the Asia Growth Fund. Mr. Guarnieri has been employed by SBAM AP as a Vice President and Senior Portfolio Manager since April 1995. Prior to joining SBAM AP, Mr. Guarnieri spent five years at Credit Agricole Asset Management (South East Asia) Limited in Hong Kong, a wholly-owned subsidiary of the Credit Agricole Group as a senior portfolio manager since 1992 and as head of direct investment activities prior to that. Mr. Guarnieri is also portfolio manager of Salomon Brothers Asia Growth Fund, a portfolio of Series Funds.


Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.


As compensation for its services, the Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. On November 16, 1995, the Board approved, subject to shareholder approval, an increase in the management fee from .10% of the Money Market Fund's average daily net assets to .20%. The shareholders approved the amendment on March 26, 1996, to become effective as of the date of this Prospectus. SBAM has voluntarily agreed to reduce or otherwise limit expenses of the money market Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .18% of the Fund's average daily net assets for a period of at least one year from the date of this Prospectus, and no more than .25% thereafter.



As compensation for its services, the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets; and the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. SBAM will pay SBAM AP, as full compensation for its services under the Subadvisory Agreement, a portion of its investment management fee. SBAM has voluntarily agreed to reduce or otherwise limit expenses of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to .55%, .75% and 1.00%, respectively, of the applicable Fund's average daily net assets.


The services of SBAM and SBAM AP are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers Inc. and subject to seeking the most favorable price and execution available, SBAM and SBAM AP may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use Salomon Brothers to execute portfolio transactions when SBAM or SBAM AP believe that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.


PERFORMANCE OF ACCOUNTS


Set forth in the chart below is performance data provided by SBAM AP relating, for the period from January 1, 1992 to February 28, 1995, to a non-U.S. collective investment vehicle

(the "Offshore Fund I") managed by the portfolio manager of the Asia Growth
Fund while he was employed by a different investment adviser unaffiliated with SBAM and, for the period from September 1, 1995 to December 31, 1995, to a non-U.S. collective investment vehicle managed by the portfolio manager after commencement of employment with an affiliate of SBAM (the "Offshore Fund II"). Both Offshore Fund I and Offshore Fund II have substantially similar, though not identical, investment objectives, policies and strategies as those of the Fund. With respect to Offshore Fund I, the period shown reflects the period for which the portfolio manager was primarily responsible for the day-to-day management of the portfolio of Offshore Fund I. During the period shown for Offshore Fund I, the size of the fund ranged from approximately $45 million to $95 million and during the period shown for Offshore Fund II, the size of the fund ranged from approximately $8 millon to $10 million.


The Morgan Stanley Capital International Combined Asia Ex-Japan Index is a widely recognized market index of Asian country equity issues. The index is composed of a sample of companies from the following ten countries: Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka and Thailand. Constituent stocks are selected for the index on the basis of industry representation, liquidity and sufficient float. The index is unmanaged and accordingly, does not reflect the effect of operating expenses, including advisory fees, transaction costs and other expenses but does reflect reinvestment of dividends.

The performance data shown below should be read in conjunction with the notes that follow.


                                                                                                                  Average
                                                                                                                   Annual
                                                                                                                   Total
                                                                                 1/1/95-                           Return
                                           1/1/92-     1/1/93-     1/1/94-       2/28/95        Total Return      1/1/92-
                                           12/31/92    12/31/93    12/31/94    (annualized)    1/1/92-2/28/95     2/28/95
                                           --------    --------    --------    ------------    --------------     --------
Offshore Fund I........................      29.50%      95.05%     (13.55)%         (5.47)%           106.42%       25.72%

Morgan Stanley Capital International...      18.45       98.80      (18.38)          (3.01)             86.42        21.74
Combined Asia Ex-Japan Index

                                           9/1/95-                         [DATES]
                                           12/31/95
                                           (annualized)
                                           ------------
Offshore Fund II.......................

Morgan Stanley Capital International...
Combined Asia Ex-Japan Index




General. The performance results shown above are based on total returns reflecting realized and unrealized gains and losses and income, including that derived from cash positions. Returns are calculated monthly for Offshore Fund I and Offshore Fund II and are compounded monthly. The investment results are time-weighted based on market values determined as of the last business day of each month. The performance results are net of transaction costs and advisory and other fees incurred and reflect reinvestment of dividends and capital gains distributions, if any.



The performance results shown above are not performance results for the Asia Growth Fund, which has no history of operations. The results shown above should not be deemed to be indicative of future results for the Asia Growth Fund owing to differences in brokerage commissions and dealer spreads, expenses, including investment advisory fees, the size of positions taken in relation to fund size, timing of purchases and sales and market conditions at the time of a transaction, timing of cash flows and availability of cash for new investments.



Although substantially similar, the investment objectives, policies and strategies for Offshore Fund I and Offshore Fund II above differ in certain respects from those of the Asia Growth Fund. Such accounts were managed without regard to certain tax requirements applicable to U.S. registered investment companies that limit the proportions of short-term gains that such companies may realize to maintain their tax status. See "Dividends, Distributions and Taxes." Accordingly, the performance results shown above and that of the Asia Growth Fund are expected to differ.



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTORS SHOULD ALSO BE AWARE THAT THE USE OF METHODS OF DETERMINING PERFORMANCE DIFFERENT THAN THAT USED BY SBAM AP WOULD RESULT IN DIFFERENT PERFORMANCE DATA. NO ADJUSTMENT HAS BEEN MADE FOR ANY INCOME TAXES WHICH ARE PAYABLE ON INCOME DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS. THE EFFECT OF TAXES ON ANY INVESTOR WILL DEPEND ON SUCH INVESTOR'S TAX STATUS. SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES."




ADMINISTRATOR



Each Fund employs Investors Bank, 89 South Street, Boston, Massachusetts 02111, under an administration agreement to provide certain administrative services to each Fund. Investors Bank is not involved in the investment decisions made with respect to the Funds. The services provided by Investors Bank under the administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services as administrator, transfer agent and custodian the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund, each Fund pays Investors Bank a fee at an annual rate of .10% of each Fund's average daily net assets up to $500 million in net assets and .05% of each Fund's average daily net assets in excess of $500 million. For its services as administrator to the Money Market Fund, Investors Bank receives a fee at an annual rate of .08% of the Fund's average daily net assets.



Investors Bank acts as transfer agent for the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement. First Data Investors Services Group, Inc. ("FDISG"), a subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for the Money Market Fund. Each of Investors Bank and FDISG are responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.


EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS


The Money Market Fund intends to declare as a dividend substantially all of its net investment income at the close of each Business Day to the Fund's shareholders of record at 12:00 noon (New York time) on that day, and will pay such dividends monthly. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund will declare dividends from net investment income annually and pay them annually.


Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding any net realized capital gains. For the purpose of calculating dividends, net investment income shall consist of interest earned, which includes, where applicable, any discount accredited or premium amortized to the date of maturity, minus estimated expenses.


Shares of a Fund (other than the Money Market Fund, as described below) are entitled to dividends declared beginning on the day after the purchase order is received in good order. Purchase orders for shares of the Money Market Fund for which payment is received in or converted into federal funds by 12:00 noon (New York time) on any Business Day will become effective that day and begin to earn dividends on that day. Purchase orders for shares of the Money Market Fund for which payment is received in or converted into federal funds after 12:00 noon (New York time) on any Business Day will become effective that day and begin to earn dividends on the following Business Day. With respect to the Money Market Fund, shares redeemed by 12:00 noon (New York time) will accrue dividends through the day prior to redemption, shares redeemed after 12:00 noon (New York time) will accrue dividends on the day of redemption. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund will accrue dividends on settled shares through the day of redemption. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous Business Day.


Net realized short-term capital gains of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gains from the sale of securities (after deducting any net realized losses that may be carried forward from prior years). The Money Market Fund does not expect to realize any long-term capital gains.

If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.


Dividend and/or capital gain distributions will be reinvested automatically in additional shares of a Fund at net asset value and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. If such distributions are to be sent to an address other than the address on record or the account designated to receive redemption proceeds a signature guarantee is required. See "Redemptions Procedures" above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with Investors Bank. Shareholders may change the distribution option at any time by notification to Investors Bank prior to the record date of any such dividend or distribution.


If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, each Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of that Fund.


TAXES

FEDERAL INCOME TAX MATTERS. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain "private activity" obligations that is otherwise exempt from tax.

Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and net realized capital gains. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of a Fund of investment company taxable income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains realized over net long-term capital losses, are taxable to shareholders as ordinary income.

Distributions of "net capital gains" designated by a Fund as "capital gain dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. A portion of a Fund's dividends may qualify for the dividends received deduction available to corporations. In general, the maximum federal income tax rate imposed on individuals with respect to capital gain dividends will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which currently are taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions of net capital gain will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.


A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in Pay-In-Kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short test"). In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.


Each Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (other than exempt-interest dividends) and redemption proceeds paid to noncorporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ("IRS") notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.


HONG KONG TAX MATTERS. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Statements detailing the tax status of each shareholders' dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in a Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a Fund.


                                ACCOUNT SERVICES

Shareholders of each Fund will be kept informed through semi-annual reports showing diversification of investments and other financial data for such Fund. Annual reports for all Funds will include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the front cover of this Prospectus with any questions relating to their investment in shares of such Fund.


                                 CAPITAL STOCK

The Institutional Series Funds was incorporated in Maryland on January 19, 1996. The authorized capital stock of the Institutional Series Funds consists of 10,000,000,000 shares of common stock having a par value of $.001 per share. Pursuant to the Institutional Series Funds' Articles of Incorporation, the Board of Directors has authorized the issuance of three series of shares, each representing shares in one of three separate funds. The High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund are the currently existing portfolios of the Institutional Series Funds. The assets of each Fund are segregated and separately managed. The Institutional Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


The Money Market Fund, a portfolio of the Series Funds, changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on March 26, 1996. The Series Funds was incorporated in Maryland on April 17, 1990. On March 26, 1996, shareholders of the Money Market Fund approved a change in the Fund's investment objective and policies and certain investment restrictions to those described herein. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares of common stock having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Board of Directors has authorized the issuance of ten series of shares, each representing shares in one of ten separate funds. In addition to the Money Market Fund, the portfolios of the Series Funds include Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund and Salomon Brothers New York Municipal Money Market Fund. The assets of each fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns a significant percentage of the outstanding shares of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund, and consequently is a controlling person of such Funds.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about another Fund. The Directors of the Institutional Series Funds and the Series Funds have considered this factor in approving the use of a combined Prospectus.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. None of the funds will issue any senior securities. Under the corporate law of Maryland, the state of incorporation of the Institutional Series Funds and the Series Funds, and the By-Laws of both the Institutional Series Funds and the Series Funds, neither the Institutional Series Funds nor the Series Funds is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

                                  APPENDIX A:
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality and carry the service fees smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca-Bonds which are rated "Ca" represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. C-Bonds which are rated

"C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1" "2" and "3" to certain of its ratings classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATING GROUP CORPORATE BOND RATINGS

AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.


AA-Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A-Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.


BB-B-CCC-CC-C-Bonds rated "BB", "B", "CCC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


CI-BONDS RATED "CI" ARE INCOME BONDS ON WHICH NO INTEREST IS BEING PAID.

D-Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

PRIME-1-Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3-Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME-Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3-Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-Issues rated "B" are regarded as having only speculative capacity for timely payment.

C-This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D-Debt Rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


MOODY'S INVESTORS SERVICE'S MUNICIPAL BOND RATINGS

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa-Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.


A-Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S MUNICIPAL BOND RATING

AAA-is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.


MOODY'S INVESTORS SERVICE'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1-Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.


MIG-2/VMIG-2-Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.



STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1-Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


SP-2-Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.



FITCH MUNICIPAL BOND RATING

AAA-Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A-Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.


FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+-Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2-Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3-Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC-The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, SBAM will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                  APPENDIX B:
                            GENERAL CHARACTERISTICS
                            AND RISKS OF DERIVATIVES

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in this Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other similar types of instruments.

A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.


GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercised price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or (currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it or against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices, (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.


GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate currency or market changes, and for risk management purposes or a Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchange on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified asset ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.


A Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."


OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A Fund may purchase and sell call and put options on securities indices and other financial indices. In doing so, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


CURRENCY TRANSACTIONS

A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."


COMBINED TRANSACTIONS

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.


SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency and equity swap, the purchase or sale of related caps, floors and collars and other similar arrangements. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

A Fund will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Inasmuch as these swaps, caps, floors, collars and other similar types of instruments are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act, and, thus, will not be treated as being subject to the Fund's applicable borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 10% restriction on investment in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.


RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gain in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.


As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of the investment manager entering into the transaction.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.


RISK OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of dates on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by a Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the Options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES


                                   PROSPECTUS


                                         , 1996


No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by a Fund, the distributor or the investment manager. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED MARCH 29, 1996



                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES


                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666


                      STATEMENT OF ADDITIONAL INFORMATION


     Salomon Brothers Institutional Investment Series consists of Salomon Brothers Institutional Money Market Fund (the "Money Market Fund"), Salomon Brothers Institutional High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Institutional Emerging Markets Debt Fund (the "Emerging Markets Debt Fund") and Salomon Brothers Institutional Asia Growth Fund (the "Asia Growth Fund") (each, a "Fund" and collectively, the "Funds"). Each of the Funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc, an open-end investment company incorporated in Maryland on January 19, 1996 ("Institutional Series Funds"). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc, an open-end investment company incorporated in Maryland on April 17, 1990 ("Series Funds").

     This Statement of Additional Information is not a Prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus dated __________ __, 1996 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.



___________ __, 1996

                               TABLE OF CONTENTS


                                                                                                                            PAGE
                                                                                                                            ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   . . . . . . . . . . . . . . . . . . . . . . . . .   3

INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

VALIDITY OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

    ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Prospectus indicates the extent to which each of the Funds may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Prospectus under "Investment Objective and Policies" and "Additional Investment Activities and Risk Factors". References herein to the investment manager means, with respect to the Money Market Fund, the High Yield Bond Fund and the Emerging Markets Debt Fund, Salomon Brothers Asset Management Inc ("SBAM") and with respect to the Asia Growth Fund, Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP").


FOREIGN SECURITIES

         As discussed in the Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in the Prospectus under "Additional Investment Activities and Risk Factors--Foreign Securities" and "--High Yield Securities--High Yield Foreign Sovereign Debt Securities." See also "--Brady Bonds" below.

         Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

         Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

         There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

         In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940 (the "1940 Act") limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities", as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

         The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BANK OBLIGATIONS

         Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

         Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Additional Investment Activities and Risk Factors--Foreign Securities" in the Prospectus and "--Foreign Securities" above.

         As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.


FLOATING AND VARIABLE RATE INSTRUMENTS

         As stated in the Prospectus, certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.
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ASSET-BACKED SECURITIES

         Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

         Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


LOANS OF PORTFOLIO SECURITIES

         Certain Funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's
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shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund.


RULE 144A SECURITIES

         As indicated in the Prospectus, certain Funds may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.


         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the "SEC") stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a Fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.


         To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager under the supervision of the Board of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


BRADY BONDS

         Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these

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arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

STRUCTURED INVESTMENTS


         Included among the issuers of emerging market country debt securities in which the Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

         The Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing. See "Additional Investment Activities and Risk Factors--Borrowing" in the Prospectus.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Additional Investment Activities and Risk Factors--Investment Funds." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.


DERIVATIVES

         The description in the Prospectus of each Fund indicates which, if any, of these types of transactions may be used by that Fund.

         FORWARD CURRENCY EXCHANGE CONTRACTS. As indicated in the Prospectus, in order to hedge against currency exchange rate risks or to increase income, certain Funds may enter into forward currency exchange contracts with securities dealers, financial institutions or other parties, through direct bilateral agreements with such counterparties. A Fund will enter into forward currency exchange contracts only with counterparties which the investment manager deems creditworthy. In connection with a Fund's forward currency transactions, the Fund will set aside in a segregated account with its custodian, cash, cash equivalents or high quality debt securities in an amount equal to the amount of the contract, to be used to pay for the commitment. The segregated account will be marked-to-market on a daily basis. In addition to the circumstances set forth in the Prospectus, a Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

         FUTURES CONTRACTS. As indicated in the Prospectus, certain Funds may trade futures contracts (1) on domestic and foreign exchanges on currencies, interest rates and bond indices and (2) on domestic and, to the extent permitted by the Commodity Futures Trading Commission ("CFTC"), foreign exchanges on stock indices. None of the Funds is a commodity pool, and a Fund will use futures contracts and options thereon solely (i) for bona fide hedging purposes and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund may not enter into any futures contract or related option other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of aggregate initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures contracts would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of (a) cash, cash equivalents or high quality debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. Furthermore, with respect to the sale of futures contracts by a Fund, the value of such contracts may not exceed the total market value of such Fund's portfolio securities.

         Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

         At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

         OPTIONS. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income, certain Funds may purchase put and call options or write "covered" put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write "covered" put and call options on stocks, Loan Participations and Assignments (as defined in the Prospectus), stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will own (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.

         In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

         In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

         In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

         A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

         Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

         A Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         Over-the-counter options are purchased from or sold to securities dealers, financial institutions or other parties, through direct bilateral agreement with such counterparties. A Fund will purchase and sell over-the-counter options only from and to counterparties which the investment manager deems to be creditworthy.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

         If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income, as described above in "Forward Currency Exchange Contracts."

         (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

         INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

         A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors, and collars it will maintain in a segregated account cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.


OTHER INVESTMENT COMPANIES


         As indicated under "Investment Restrictions" below, a Fund may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses.




                             INVESTMENT LIMITATIONS

         Except for (i) the investment limitations set forth below which are indicated as fundamental policies, (ii) the investment restrictions set forth in the Prospectus and (iii) each Fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and the Prospectus are not fundamental policies of the Funds and may be changed by the applicable Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when permitted by law, if applicable, and approved by the holders of a majority of a Fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.


         If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.


         MONEY MARKET FUND. The Money Market Fund may not:


         (1) invest more than 10% of the value of its net assets in securities which are illiquid;

         (2) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company,
                 (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

         (3) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

         (4)     sell securities short;

         (5) purchase or sell commodities or commodity contracts, including futures contracts;

         (6) invest for the purpose of exercising control over management of any company;

         (7) make loans, except that the Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

         (8) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (9) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

         (10) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

         (11)    purchase warrants.


         Each of the above restrictions are fundamental policies of the Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

HIGH YIELD BOND FUND, EMERGING MARKETS FUND AND ASIA GROWTH FUND. Each of the High Yield Bond Fund, Emerging Markets Fund and Asia Growth Fund may not:

         (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

         (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;


         (3) purchase or sell commodities or commodity contracts except that a Fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this Statement of Additional Information;


         (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

         (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

         (7) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

         (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

         (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

         (10) with respect to the High Yield Bond Fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

         (11) purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

         (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

         (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE.

         Investment restrictions (1) through (5) described above are fundamental policies of each of the High Yield Bond Fund, Emerging Markets Fund and Asia Growth Fund. Restrictions (6) through (14) are non-fundamental policies of such Fund.



                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Certificates representing shares of the Funds will not be issued to shareholders. Investors Bank and Trust Company ("Investors Bank"), the Fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.



         Investors Bank will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

         If the Board of Directors of each of Institutional Series Funds and Series Funds shall determine that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.



         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.



         EXCHANGE PRIVILEGE. Shareholders may exchange all or part of their shares for shares of other Funds in the Salomon Brothers Institutional Investment Series, as indicated in the Prospectus. The value of the shares exchanged must meet the investment minimum of the Fund into which the investor is exchanging.


         The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with a different investment objective when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

         Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the Fund into which shares are exchanged will be the new cost basis for tax purposes.

         Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares.

         All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

         The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.


                             PORTFOLIO TRANSACTIONS

         Subject to policy established by the applicable Fund's Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

         Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

         The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

         Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

         Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.


         Affiliated persons of a Fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such Fund. Subject to the considerations discussed above and in accordance with procedures adopted by the applicable Fund's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.


         Each Fund's Board of Directors has determined that Salomon Brothers may execute portfolio transactions for such Fund so long as the Fund is charged commission rates consistent with those charged by other brokers in comparable transactions with clients that are comparable to the Fund.

         Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which the investment manager or any of their affiliates (including Salomon Brothers Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 under the 1940 Act.


                                   MANAGEMENT


DIRECTORS AND OFFICERS


         The principal occupations of the directors and executive officers of the Institutional Series Funds and the Series Funds for the past five years are listed below. The board composition of Institutional Series Funds and Series Funds is identical. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM acts as investment manager.

         Except as indicated below, the address of Mr. Hyland and each executive officer is Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048.

                           DIRECTORS OF SERIES FUNDS


                                                          POSITION(S)                       Principal
                                                           HELD WITH                      Occupation(s)
                          NAME AND ADDRESS               Series Funds                     Past 5 Years
                          ----------------               ------------                     ------------
                       Charles F. Barber             Director                     Consultant; formerly Chairman
                       66 Glenwood Drive             (Audit Committee             of the Board, ASARCO
                       Greenwich, CT 06830           Member)                      Incorporated
                       Age 79


                       Carol L. Colman               Director                     President, Colman Consulting
                       Colman Consulting             (Audit Committee             Co., Inc.; formerly Managing
                         Co., Inc.                   Member)                      Partner of Inferential Focus
                       P.O. Box 212
                       North Salem, NY 10560
                       Age 50

                       Daniel P. Cronin              Director                     Vice President and General
                       Pfizer, Inc                   (Audit Committee             Counsel,
                       253 East 42nd Street          Member)                      Pfizer International Inc
                       New York, NY 10017                                         since 1987;
                       Age 50                                                     Senior Assistant General
                                                                                    Counsel,
                                                                                  Pfizer, Inc since 1989

                       Michael S. Hyland*            Director and                 President, SBAM and Managing
                       Age 50                        President                    Director, Salomon Brothers
                                                                                  since 1989; formerly Managing
                                                                                  Director,
                                                                                  First Boston Asset Management
                                                                                  and Managing Director, The
                                                                                  First Boston Corporation

[Directors of Institutional Series Funds to be named]


*        Interested Person as defined in the 1940 Act.

                               EXECUTIVE OFFICERS


                                                                                                PRINCIPAL
                                                            POSITION(S)                       OCCUPATION(S)
                                NAME AND ADDRESS                HELD                          PAST 5 YEARS
                                ----------------            -----------                       -------------
                           Giampaolo G. Guarnieri      Executive Vice            Vice President and Portfolio Manager,
                           Salomon Brothers Asset      President                 SBAM AP since April 1995; formerly
                             Management Asia                                     Senior Portfolio Investment Manager,
                             Pacific Limited                                     Credit Agricole Asset Management
                           Three Exchange Square,                                (South East Asia) Limited since 1992
                           Hong Kong                                             and head of direct investment
                           Age 32                                                activities from 1990-1992

                           Steven Guterman (Series     Executive Vice            Managing Director, SBAM and Salomon
                           Funds only)                 President                 Brothers Inc since January 1996;
                           Age 42                                                formerly Vice President, SBAM and
                                                                                 Salomon Brothers Inc.

                           Peter J. Wilby              Executive Vice            Managing Director, SBAM and Salomon
                           Age 37                      President                 Brothers Inc since January 1996;
                                                                                 formerly Vice President, SBAM and
                                                                                 Salomon Brothers Inc.

                           Richard E. Dahlberg         Executive Vice            Managing Director, SBAM and Salomon
                           (Series Funds only)         President                 Brothers Inc since January 1996;
                           Age 58                                                formerly Vice President SBAM since
                                                                                 June 1995; prior to that employed by
                                                                                 Massachusetts Financial Services
                                                                                 Company.

                           Lawrence H. Kaplan          Executive Vice            Vice President and Chief Counsel, SBAM
                           Age 39                      President and General     and Vice President, Salomon Brothers
                                                       Counsel                   Inc since May 1995;  formerly Senior
                                                                                 Vice President, Director and General
                                                                                 Counsel, Kidder Peabody Asset
                                                                                 Management, Inc. and Senior Vice
                                                                                 President, Kidder, Peabody & Co.
                                                                                 Incorporated since November 1990

                           Eliza Lau                   Vice President            Vice President, SBAM since 1995;
                           Age 33                                                previously research  analyst, Salomon
                                                                                 Brothers Inc.

                           James E. Craige             Vice President            Vice President, SBAM and Salomon
                           (Institutional Series                                 Brothers Inc since 1992; prior to that
                           Funds only)                                           employed as an associate, Shearson
                           Age 28                                                Lehman Advisors.

                           Thomas K. Flanagan          Vice President            Director, SBAM and Salomon Brothers
                           (Institutional Series                                 Inc since 1996; formerly Vice
                           Funds only)                                           President, SBAM and Salomon Brothers
                           Age 43                                                Inc since 1991; prior to that employed
                                                                                 as a Director, Merrill Lynch & Co.

                           Nancy Noyes (Series         Vice President            Director, SBAM and Salomon Brothers
                           Funds officer only)                                   Inc since January 1996; formerly Vice
                           Age 37                                                President, SBAM and Salomon Brothers
                                                                                 Inc.

                           Alan M. Mandel              Treasurer                 Vice President, SBAM since January
                           Age 38                                                1995; formerly Chief Financial
                                                                                 Officer, Hyperion Capital Management
                                                                                 since 1991; prior to which he was Vice
                                                                                 President, Mitchell Hutchins Asset
                                                                                 Management ("MHAM".)

                           Tana E. Tselepis            Secretary                 Compliance Officer, SBAM since 1993
                           Age 60                                                and Senior Administrator since 1989;
                                                                                 Vice President, Salomon Brothers since
                                                                                 1991; formerly Vice President and
                                                                                 Senior Administrator at First Boston
                                                                                 Asset Management Corporation, 1985-
                                                                                 1989.

                           Reji Paul                   Assistant Treasurer       Investment Accounting Manager, SBAM
                           Age 33                                                since 1995; formerly Assistant Vice
                                                                                 President, MHAM since 1994; prior to
                                                                                 which he was Supervisor at MHAM.

                           Janet Tolchin               Assistant Treasurer       Investment Accounting Manager, SBAM
                           (Series Funds officer only)
                           Age 37

                           Amy Yeung                   Assistant Treasurer       Investment Accounting Manager, SBAM
                           (Institutional Series Only)                           since April 1995; formerly Manager of
                           Age  31                                               McGladrey & Pullen, LLP (accounting
                                                                                 firm).


                           Jennifer G. Muzzey          Assistant Secretary       Employee of SBAM since June 1994;
                           Age 36                                                formerly Vice President of SunAmerica
                                                                                 Asset Management Corporation.



                               COMPENSATION TABLE


         The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1995 to each director of the Series Funds. It is estimated that each Director of Institutional Series Funds, except Mr. Hyland will receive $5,000 for the 1996 fiscal year as compensation for serving as director. Neither the Institutional Series Funds nor the Series Funds provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Series Funds or will be paid during the 1996 fiscal year by the Institutional Series Funds to officers of the Series Funds or to Mr. Hyland, who as an employee of SBAM may be defined as an "interested person" under the 1940 Act.


                                  SERIES FUNDS


                                                        AGGREGATE
                                                        COMPENSATION        TOTAL COMPENSATION
                                    NAME OF PERSON,     FROM THE             FROM OTHER FUNDS
                                        POSITION        SERIES FUNDS        ADVISED BY SBAM(A)  TOTAL COMPENSATION
                                        --------        ------------        ------------------  ------------------
                                  Charles F. Barber
                                   Director               $4,326               $110,149(12)       $114,475

                                  Daniel P. Cronin
                                   Director               $3,544                $26,399(3)         $29,943
                                  Carol L. Colman
                                   Director               $4,416                $28,250(3)         $32,666


-----------------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                        PRINCIPAL HOLDERS OF SECURITIES


     As of the date of this Statement of Additional Information, Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, NY 10048, owns all of the outstanding shares of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund and, accordingly, is a control person of each of these Funds.



LARGEST SHAREHOLDERS                          % OF SHARES
1   SALOMON BROTHERS INC A/C NYS6734             24.34%
    7 WORLD TRADE CENTER, 40TH FLOOR
    NEW YORK,  NY  10048

2   STATE STREET BANK & TRUST CO FBO             18.82%
    SALOMON BROTHERS NY MUNICIPAL DEPT
    7 WORLD TRADE CENTER, 38TH FLOOR
    NEW YORK, NY  10048

3   SALOMON BROTHERS A/C VO263                    7.60%
    7 WORLD TRADE CENTER, 40TH FLOOR
    NEW YORK, NY  10048

4   MARTIN L LEIBOWITZ                            7.24%
    ONE FIFTH AVENUE
    APT. #13K
    NEW YORK, NY  10005




     Directors of the Series Funds and Institutional Series Funds not affiliated with SBAM receive from their respective Funds an annual fee and a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with SBAM do not receive compensation but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.



     As of December 31, 1995, directors and officers of the Series Funds as a group beneficially owned less than 1% of the outstanding shares of any series of the Series Fund.



INVESTMENT MANAGER

     Each Fund retains SBAM to act as its investment manager. SBAM, an indirect wholly-owned subsidiary of Salomon Inc, serves as the investment manager to numerous individuals and institutions and other investment companies.

     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of such Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund, certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each Fund's officers, employees and directors affiliated with SBAM. Each Fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.


     Pursuant to a sub-advisory agreement (the "Subadvisory Agreement"), SBAM has retained Salomon Brothers Asia Pacific Limited ("SBAM AP") as sub-adviser to the Asia Growth Fund. Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. Pursuant to a sub-administration agreement (the "Subadministration Agreement"), SBAM has retained Salomon Brothers Asset Management Limited ("SBAM Limited") to provide certain administrative services to SBAM relating to the Asia Growth Fund. Like SBAM, SBAM AP and SBAM Limited are indirect, wholly-owned subsidiaries of Salomon Inc. SBAM AP is a member of the Hong Kong Securities and Futures Commission, SBAM Limited is a member of the Investment Management Regulatory Organization in the United Kingdom and both SBAM AP and SBAM Limited are registered as investment advisers in the United States pursuant to the Investment Advisers Act of 1940, as amended.



     As compensation for its services, the Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets. On November 16, 1995, the Board of Directors of the Series Funds approved an amendment to the management contract of the Money Market Fund, subject to shareholder approval, to increase the management fee from .10% of average daily net assets to .20%. The shareholders approved the amendment on March 26, 1996, to become effective as of the date of this Prospectus. As of the date of this Statement of Additional Information, SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the Fund's average daily net assets and for a period of at least one year from the date of the Prospectus such expenses shall not exceed .18% of the Fund's average daily net assets. See "Fee Table" in the Prospectus. For the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, the Money Market Fund paid SBAM $39,189, $29,658 and $7,609 (which reflects a waiver of $7,609) respectively, for its services.



     As compensation for its services, the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the Fund's average daily net assets and the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets. Effective as of the date of the Prospectus, SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) on an annualized basis, to .55%, .75% and 1.00%, respectively, of the applicable Fund's average daily net assets. See "Fee Table" in the Prospectus. For its services under the Subsidiary Agreement, SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. For its services under the Subadministration Agreement, SBAM Limited is compensated by SBAM at no additional cost to the Asia Growth Fund at an annual rate of [.10%] of the Asia Growth Fund's daily net assets.



     The management contract for the Money Market Fund was approved by the Series Funds Board of Directors on November 29, 1990, by the Fund's sole shareholder, SBAM, on December 7, 1990 and ratified by shareholders on September 20, 1991. The management contract for each of the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth Fund was approved by the Institutional Series Fund Board of Directors on March 19, 1996 and by the sole shareholder of each Fund, SBAM, on March 22, 1996. The management contract for each Fund provides that it will continue automatically for successive annual periods provided that such continuance is approved at least annually (a) by the vote of a majority of the directors not parties to the management contract or interested persons of such parties, which votes are cast in person at a meeting called for the purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. Each management contract may be terminated by either party on 60 days' written notice, and will terminate immediately in the event of its assignment.


     Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of either SBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ("disabling conduct"). In addition, each of the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), not resulting from disabling conduct.


     Investment decisions for a particular Fund are made independently from those for other funds and accounts advised or managed by SBAM or SBAM AP. Such other funds and accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

     If in any fiscal year expenses borne by a Fund (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) exceed expense limitations imposed by applicable state securities regulations, SBAM, in its capacity as investment manager, will reimburse that Fund for any such excess to the extent required by such regulations up to the amount of the fees payable to it. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of the average net assets, 2.0% of the next $70 million of the average net-assets and 1.5% of the remaining average net assets. Such reimbursement, if any, will be estimated and paid on a monthly basis. There was no reimbursement to the Money Market Fund for the years ended December 31, 1995, 1994 or 1993.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j- 1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Funds and the Institutional Series Funds has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to each Fund, and, in the case Asia Growth Fund, access persons of SBAM AP, as the Fund's sub-adviser, which policies serve as SBAM's and SBAM AP's code of ethics, respectively (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.


ADMINISTRATOR


     Institutional Series Funds and Series Funds employ Investors Bank under their applicable administration agreement to provide certain administrative services to the respective Funds. For its services to the Money Market Fund, Investors Bank receives a fee from the Fund, at an annual rate of .08% of the Fund's average daily net assets. For its services as administrator, custodian and transfer agent to the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund, each Fund pays Investors Bank a fee of each Fund's average daily net assets at an annual rate of .10% up to $500 million in net assets and .05% of each Funds average daily net assets in excess of $500 million. The services provided by Investors Bank under the applicable administration agreement include certain accounting, clerical and bookkeeping services; Blue Sky compliance; corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. Investors Bank is located at 89 South Street, Boston, Massachusetts 02111. The Series Funds paid the Boston Company Advisors, Inc., the Money Market Fund's previous administrator ("Boston Company"), a fee calculated daily and payable monthly, at annual rate of .08% of that Fund's average daily net assets. For the fiscal years ended December 31, 1993 and 1994, Boston Company received fees totaling $32,105 and $21,964. Investors Bank received fees totaling $1,762 and $12,208 for the fiscal years ended December 31, 1994 and 1995 from the Money Market Fund.



DISTRIBUTOR

     Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is an indirect wholly-owned subsidiary of Salomon Inc.


EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                                NET ASSET VALUE

     The Prospectus discusses the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Fund in valuing its assets.

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over- the-counter securities are valued at the mean of the current bid and ask price.


     Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the applicable Fund's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable Fund.


     As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the Fund and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.


     The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.


     In the event of a deviation of 1/2 of 1% between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                    ADDITIONAL INFORMATION CONCERNING TAXES



TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

     Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, and certain options, futures or forward contracts; and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, United States government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies).

     As a RIC, a Fund will not be subject to Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of the Funds net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     A Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.

     When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.

     As a RIC, a Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investment held for less than three months (the "short-short test"). This requirement may limit a Fund's ability to engage in options, spreads, straddles, hedging transactions, forward or futures contracts or options on any of these positions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within a Fund, resulting in additional short-short income for such Fund.

     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.

     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the short-short test discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.


     If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from the distributions or gains. If a Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above. Because of the expansive definition of a PFIC, it is possible that a Fund may invest a portion of its assets in PFICs.


     In the case of PFIC stock owned by a RIC, H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted a RIC to elect to annually mark-to-market stock in the PFIC and thereby avoid the need for a RIC to make a QEF election. It is unclear whether similar legislation will be included as part of the 1996 budget compromise. Moreover, on April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

     The Asia Growth Fund and the Emerging Markets Debt Fund expect to qualify for and make this election. For any year that either Fund makes such an election, each shareholder in such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by such Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Funds may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such Funds generally will not be subject to United States federal income tax.

TAXATION OF UNITED STATES SHAREHOLDERS



     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital and long-term capital gains. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains will be limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at ordinary income rates) will be 39.6%. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as short-term capital gains, the maximum being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. Under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50 percent deduction for any capital gains that they recognized, and corporations would have been taxed at a 28 percent rate on capital gains, in lieu of the regular corporate rate. The provisions generally were to have retroactive effect to January 1, 1995. It is unclear whether similar legislation will be included as part of the 1996 budget compromise and, if so, what the effective date will be.

     It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Money Market
Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be "debt-financed" (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.


                                PERFORMANCE DATA

     As indicated in the Prospectus, from time to time, a Fund may quote its "yield," "effective yield," "average annual total return" and/or "aggregate total return" in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information will be calculated as described below.

AVERAGE ANNUAL TOTAL RETURN

     A Fund's "average annual total return" figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


P(1+T)N = ERV


WHERE:    P = A HYPOTHETICAL INITIAL PAYMENT OF $1,000


          T = AVERAGE ANNUAL TOTAL RETURN


          N = NUMBER OF YEARS

     ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1, 5, or 10 year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The performance data represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

     The "aggregate total return" figures for a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:


                   AGGREGATE TOTAL RETURN     ERV -
                                              P
                                             _______
                                              P


WHERE:   P   =  A HYPOTHETICAL INITIAL PAYMENT OF $10,000.

     ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

     With respect to the Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for the Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     For the seven-day period ended December 31, 1995, the annualized yield and effective yield of the Money Market Fund were 4.42% and 4.52%, respectively.


     In periods of declining interest rates the Money Market Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing comparisons to indices.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.


                                 CAPITAL STOCK

     As used in the Prospectus and this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Fund's Board of Directors.

     In the event of the liquidation or dissolution of the Institutional Series Funds or Series Funds, as the case may be, shares of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a Fund, of any general assets not attributable to a Fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.


                          CUSTODIAN AND TRANSFER AGENT


     Investors Bank serves as custodian for each Fund. As each Fund's custodian, Investors Bank, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of a Fund, nor decides which securities a Fund will buy or sell. For its services as custodian, Investors Bank receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each Fund are held under bank custodianship in compliance with the 1940 Act. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. Investors Bank also serves as transfer agent for each Fund, other than the Money Market Fund. First Data Investor Services Group, Inc. ("FDISG"), a subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for the Money Market Fund. Investors Bank and FDISG registers and processes transfer of a Fund's stock, process purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts. For these services, Investors Bank and FDISG receive a monthly fee. See "Administrator."



                               VALIDITY OF SHARES

     The validity of the shares will be passed upon for the Company by Piper and Marbury L.L.P., Baltimore, Maryland.


                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP ("Price Waterhouse") provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this Statement of Additional Information have been included in reliance upon the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.


                                    COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.

                               OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

           SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC (Note 1)
                     STATEMENTS OF ASSETS AND LIABILITIES
                                MARCH 21, 1996





                                                                        Emerging
                                                         High Yield     Markets      Asia Growth
                                                         Bond Fund      Debt Fund        Fund
                                                         ----------     ---------    -----------
Assets:

    Cash                                                   $33,330       $33,330       $ 33,340
    Deferred organization expenses (Note 2)                 57,668        57,668         72,859
                                                          --------      --------       --------
         Total assets                                       90,998        90,998        108,009
                                                          --------      --------       --------

Liabilities:

    Organization expenses payable                           57,668        57,668         72,669
    Commitments and contingencies (Notes 2 and 3)                -             -              -
                                                          --------      --------       --------
         Total Liabilities                                  57,668        57,668         72,669
                                                          --------      --------       --------

Net assets                                                 $33,330       $33,330       $ 33,340
                                                          ========      ========       ========

Shares outstanding                                           3,333         3,333          3,334
                                                          ========      ========       ========

Net asset value, offering price
  and redemption price per share                           $ 10.00       $ 10.00       $  10.00
                                                          ========      ========       ========



         See accompanying notes to Statements of Assets and Liabilities

                NOTES TO STATEMENTS OF ASSETS AND LIABILITIES




NOTE 1



    Salomon Brothers Institutional Series Funds Inc (the "Company") was incorporated as a Maryland corporation on January 19, 1996 as an open-end management investment company and currently operates as a series company comprised of three portfolios. The Salomon Brothers Institutional High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Institutional Emerging Markets Debt Fund (the "Emerging Markets Debt Fund") and Salomon Brothers Institutional Asia Growth Fund (the "Asia Growth Fund") (each, a "Fund" and collectively, the "Funds") were formed on March 21, 1996 and have had no operations to date other than matters relating to their organization and registration under the Investment Company Act of 1940, as amended, and the sale and issuance to Salomon Brothers Asset Management Inc (the "Investment Adviser") of 3,333 shares of common stock of the High Yield Bond Fund and and Emerging Markets Debt Fund, and 3,334 shares of common stock of the Asia Growth Fund for an aggregate purchase price of $100,000. The Company has authorized capital stock of 10,000,000,000 shares having a par value of $0.001 per share.



NOTE 2



    Organization expenses relating to the Funds incurred and to be incurred by the Investment Adviser will be reimbursed by the Funds. Such expenses, estimated at $57,668 for each of the High Yield Bond Fund and Emerging Markets Debt Fund, and $72,669 for the Asia Growth Fund, will be deferred and amortized on a straight-line basis for a five year period beginning with the commencement of operations of the Funds.



NOTE 3



    Each of the Funds will enter into a management agreement with the Investment Adviser pursuant to which the Investment Adviser will provide investment advisory services to the Funds and will be responsible for the management of each Fund's portfolio in accordance with each Fund's investment policies and for making decisions to buy, sell, or hold particular securities. Investors Bank & Trust Company will serve as each Fund's Administrator (the "Administrator") pursuant to an administration agreement entered into between the Company and the Administrator.



    Each Fund will pay the Investment Adviser a monthly fee for its advisory services based on the following annual percentages of each Fund's average daily net assets: .50% for the High Yield Bond Fund, .70% for the Emerging Markets Debt Fund, and .75% for the Asia Growth Fund. Each Fund will pay the Administrator a monthly fee for its custody, fund accounting, administration and transfer agency services at an annual rate of .10% of each Fund's average daily net assets up to $500 million in net assets and .05% of each Fund's average daily net assets in excess of $500 million in net assets.

    Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Directors of Salomon Brothers Institutional Series Funds Inc



In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the "Fund") at March 21, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluting the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion expressed above.





PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
March 21, 1996

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY        VALUE
  AMOUNT       DESCRIPTION                                                  PURCHASE*       DATE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS AND NOTES -- 98.8%
               NEW YORK -- 92.8%
$ 1,050,000    Albany County, New York
                 Industrial Development Agency PUT.......................      4.150%      12/01/96   $  1,050,000
    800,000    Albany County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        800,000
  1,139,000    Albany, New York
                 Housing Authority VR....................................      3.900       01/03/96      1,139,000
  2,410,000    Albany, New York
                 Industrial Development Agency PUT.......................      4.250       07/01/96      2,410,000
  2,600,000    Amherst, New York
                 Industrial Development Agency VR........................      5.300       01/04/96      2,600,000
    400,000    Amherst, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        400,000
    950,000    Auburn, New York
                 Industrial Development Agency VR........................      5.450       01/03/96        950,000
    875,000    Babylon, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        875,000
  2,025,000    Broome County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      2,025,000
    650,000    Broome County, New York
                 Industrial Development Agency VR........................      4.800       01/03/96        650,000
  2,250,000    Chautaqua County, New York
                 Industrial Development Agency VR........................      5.450       01/03/96      2,250,000
  3,000,000    Chemung County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      3,000,000
    730,000    Colonie, New York
                 Housing Development Corporation VR......................      3.900       01/03/96        730,000
  3,525,000    Colonie, New York
                 Industrial Development Agency PUT.......................      4.150       12/01/96      3,525,000
    585,000    Colonie, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        585,000
  5,000,000    Connetquot Central School District, New York GO TAN.......      3.900       06/27/96      5,011,220
  1,275,000    Dutchess County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,275,000
  1,210,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,210,000
    500,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        500,000
    400,000    Erie County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        400,000

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY        VALUE
  AMOUNT       DESCRIPTION                                                   PURCHASE*      DATE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
$   388,400    Erie County, New York
                 Industrial Development Agency VR........................      5.250%      01/04/96   $    388,400
  1,140,000    Fulton County, New York
                 Industrial Development Agency PUT.......................      4.150       12/01/96      1,140,000
  1,860,000    Fulton County, New York
                 Industrial Development Agency VR........................      5.150       01/04/96      1,860,000
  3,000,000    Islip, New York
                 Industrial Development Agency VR........................      5.225       01/04/96      3,000,000
    500,000    Lewis County, New York
                 Development Agency VR ..................................      4.900       01/03/96        500,000
  1,820,000    Monroe County, New York
                 Industrial Development Agency PUT.......................      4.000       06/01/96      1,820,000
    700,000    Monroe County, New York
                 Industrial Development Agency PUT.......................      4.400       06/15/96        700,000
  6,500,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.450       01/03/96      6,500,000
  4,375,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      4,375,000
  4,300,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.000       01/04/96      4,300,000
  3,325,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.300       01/04/96      3,325,000
  2,370,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      2,370,000
  2,200,000    Monroe County, New York
                 Industrial Development Agency VR........................      4.150       01/02/96      2,200,000
  1,740,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,740,000
  1,700,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.500       01/03/96      1,700,000
  1,580,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,580,000
    945,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        945,000
    225,000    Monroe County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        225,000

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY        VALUE
  AMOUNT       DESCRIPTION                                                   PURCHASE*      DATE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
$ 4,475,000    Mount Pleasant, New York
                 Industrial Development Agency VR........................      5.200%      01/02/96   $  4,475,000
  3,000,000    Nassau County, New York GO BAN............................      3.450       08/15/96      3,014,478
  2,000,000    Nassau County, New York GO TAN............................      3.700       04/15/96      2,004,309
  1,090,000    Nassau County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,090,000
    800,000    New York City, New York
                 Housing Development Corporation VR......................      5.250       01/03/96        800,000
 16,330,000    New York City, New York
                 Housing Development Corporation VR......................      5.750       01/04/96     16,330,000
  2,000,000    New York City, New York
                 Housing Development Corporation VR......................      5.800       01/04/96      2,000,000
  1,000,000    New York City, New York
                 Housing Development Corporation VR......................      5.750       01/04/96      1,000,000
  9,500,000    New York City, New York
                 Industrial Development Agency VR........................      6.250       01/02/96      9,500,000
  6,000,000    New York City, New York
                 Industrial Development Agency VR........................      5.500       01/04/96      6,000,000
  2,100,000    New York City, New York
                 Industrial Development Agency VR........................      6.100       01/02/96      2,100,000
  1,650,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,650,000
  1,300,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,300,000
    780,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        780,000
    600,000    New York City, New York
                 Industrial Development Agency VR........................      5.350       01/04/96        600,000
    505,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        505,000
    400,000    New York City, New York
                 Industrial Development Agency VR........................      5.800       01/04/96        400,000
    115,000    New York City, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        115,000
  1,200,000    New York City, New York
                 Trust for Cultural Resources VR.........................      5.550       01/03/96      1,200,000

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY        VALUE
  AMOUNT       DESCRIPTION                                                   PURCHASE*      DATE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
$ 5,000,000    New York City, New York GO VR.............................      6.100%      01/02/96   $  5,000,000
  8,000,000    New York City, New York GO VR.............................      6.250       01/02/96      8,000,000
  6,900,000    New York City, New York GO VR.............................      5.500       01/03/96      6,900,000
  3,800,000    New York City, New York GO VR.............................      6.250       01/02/96      3,800,000
  1,100,000    New York City, New York GO VR.............................      5.350       01/03/96      1,100,000
  1,050,000    New York State, Dormitory Authority FGIC..................      3.800       07/01/96      1,063,100
 13,674,000    New York State, Dormitory Authority TECP..................      4.900       01/03/96     13,674,000
    500,000    New York State,
                 Energy Research & Development VR........................      3.550       01/02/96        500,000
  3,390,000    New York State,
                 Job Development Authority VR............................      4.400       01/02/96      3,390,000
  1,620,000    New York State,
                 Job Development Authority VR............................      4.400       01/02/96      1,620,000
    925,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        925,000
    420,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        420,000
    125,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        125,000
    100,000    New York State,
                 Job Development Authority VR............................      4.300       01/02/96        100,000
  1,000,000    New York State,
                 Urban Development Corporation BIG P/R...................      3.500       01/01/96      1,020,000
  1,350,000    New York State,
                 Urban Development Corporation P/R.......................      3.500       01/01/96      1,377,000
  1,000,000    New York State,
                 Urban Development Corporation P/R.......................      5.750       01/01/96      1,020,000
    600,000    New York State,
                 Urban Development Corporation P/R.......................      5.750       01/01/96        612,000
  1,600,000    Newburgh, New York
                 Industrial Development Agency VR........................      4.800       01/03/96      1,600,000
  1,180,000    Niagara County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,180,000
  2,050,000    Oneida County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      2,050,000

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY        VALUE
  AMOUNT       DESCRIPTION                                                  PURCHASE*       DATE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
$   379,000    Oneida County, New York
                 Industrial Development Agency VR........................      5.100%      01/04/96   $    379,000
  3,900,000    Onondaga County, New York
                 Industrial Development Agency VR........................      5.400       01/03/96      3,900,000
  1,300,000    Onondaga County, New York
                 Industrial Development Agency VR........................      5.400       01/03/96      1,300,000
  3,500,000    Ontario County, New York
                 Industrial Development Agency VR........................      6.650       01/02/96      3,500,000
  1,650,000    Rockland County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      1,650,000
    345,000    Schoharie County, New York
                 Industrial Development Agency VR........................      5.100       01/04/96        345,000
     75,000    St. Lawrence County, New York
                 Industrial Development Agency VR........................      5.450       01/04/96         75,000
  1,675,000    Suffolk County, New York GO AMBAC.........................      3.750       10/15/96      1,684,606
  1,500,000    Syracuse, New York
                 Industrial Development Agency PUT.......................      4.400       06/15/96      1,500,000
  3,550,000    Syracuse, New York
                 Industrial Development Agency VR........................      5.500       01/03/96      3,550,000
  2,000,000    Triborough Bridge & Tunnel Authority
                 New York P/R............................................      4.000       01/01/96      2,040,000
  6,660,000    Wyoming County, New York
                 Industrial Development Agency VR........................      5.350       01/04/96      6,660,000
    640,000    Wyoming County, New York
                 Industrial Development Agency VR........................      5.250       01/04/96        640,000
  1,440,000    Yates County, New York
                 Industrial Development Agency VR........................      5.150       01/04/96      1,440,000
  1,080,000    Yonkers, New York
                 Industrial Development Agency VR........................      5.250       01/04/96      1,080,000
                                                                                                      ------------
                                                                                                       210,137,113

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)
--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 PRINCIPAL                                                                  ON DATE OF    MATURITY       VALUE
  AMOUNT       DESCRIPTION                                                  PURCHASE*       DATE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
               PUERTO RICO -- 6.0%
$13,600,000    Puerto Rico Industrial, Tourist, Educational,
                 Medical & Environmental Control Facilities VR...........      5.400%      01/03/96   $ 13,600,000
                                                                                                      ------------
               TOTAL INVESTMENTS -- 98.8% (COST $223,737,113)............                              223,737,113
               Other assets in excess of liabilities -- 1.2%.............                                2,811,482
                                                                                                      ------------
               NET ASSETS -- 100.0%......................................                             $226,548,595
                                                                                                      ============

*Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:

  AMBAC   --  Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
  BAN     --  Bond Anticipation Note
  BIG     --  Insured as to principal and interest by the Bond Investors Guaranty Insurance Company.
  FGIC    --  Insured as to principal and interest by the Financial Guaranty Insurance Company.
  GO      --  General Obligation
  P/R     --  Pre-refunded in U.S. Treasury Securities.
  PUT     --  Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
  TAN     --  Tax Anticipation Note
  TECP    --  Tax Exempt Commercial Paper

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $223,737,113)....................................................   $223,737,113
Cash.........................................................................................         22,069
Receivable for Fund shares sold..............................................................      1,934,480
Interest receivable..........................................................................      1,210,552
                                                                                                ------------
        Total assets.........................................................................    226,904,214
                                                                                                ------------
LIABILITIES
Payable for Fund shares redeemed.............................................................        266,863
Dividend payable.............................................................................         15,997
Management fee payable.......................................................................         35,265
Accrued expenses.............................................................................         37,494
                                                                                                ------------
        Total liabilities....................................................................        355,619
                                                                                                ------------
NET ASSETS (equivalent to $1.00 per share on 226,776,791 shares of $.001 par value
  capital stock outstanding).................................................................   $226,548,595
                                                                                                ============

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended December 31, 1995

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

INCOME
    Interest....................................................................................    $9,231,307
EXPENSES
    Management fee.................................................................   $  449,809
    Custody and administration fees................................................      258,054
    Shareholder services...........................................................      113,900
    Audit and tax return preparation fees..........................................       77,282
    Legal..........................................................................       40,000
    Printing.......................................................................       27,718
    Amortization of organization expenses..........................................        9,071
    Directors' fees and expenses...................................................        1,617
    Other..........................................................................       30,000
                                                                                      ----------
                                                                                       1,007,451
    Management fee waived by investment advisor....................................      (31,455)
    Credits earned from custodian on cash balances.................................       (6,021)      969,975
                                                                                      ----------    ----------
    Net investment income.......................................................................     8,261,332
NET REALIZED GAIN ON SECURITIES SOLD............................................................        27,905
                                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................................    $8,289,237
                                                                                                    ==========

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------
                                                                                1995                  1994
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income..............................................     $   8,261,332         $   6,160,954
    Net realized gain (loss) on securities sold........................            27,905               (65,622)
                                                                            -------------         -------------
    Net increase in net assets from operations.........................         8,289,237             6,095,332
                                                                            -------------         -------------
DIVIDENDS FROM NET INVESTMENT INCOME...................................        (8,261,332)           (6,160,954)
                                                                            -------------         -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sales of shares......................................       298,776,320           424,692,601
    Net asset value of shares issued in reinvestment of dividends......         7,924,931             5,955,238
    Payment for redemption of shares...................................      (349,968,556)         (423,206,832)
                                                                            -------------         -------------
    Net increase (decrease) in net assets derived from share
      transactions.....................................................       (43,267,305)            7,441,007
                                                                            -------------         -------------
    Net increase (decrease) in net assets..............................       (43,239,400)            7,375,385
NET ASSETS
    Beginning of year..................................................       269,787,995           262,412,610
                                                                            -------------         -------------
    End of year........................................................     $ 226,548,595         $ 269,787,995
                                                                            =============         =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------
                                                            1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                          --------    --------    --------    --------    --------
Net investment income.................................       0.037*      0.027       0.023       0.031       0.047
Dividends from net investment income..................      (0.037)     (0.027)     (0.023)     (0.031)     (0.047)
                                                          --------    --------    --------    --------    --------
Net asset value, end of year..........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                          ========    ========    ========    ========    ========
Net assets end of year (thousands)....................    $226,549    $269,788    $262,413    $263,685    $154,782
Total investment return...............................       +3.7%       +2.7%       +2.3%       +3.1%       +4.8%
Ratios to average net assets:
    Expenses..........................................       0.43%*      0.41%       0.41%       0.42%       0.60%
    Net investment income.............................       3.67%       2.63%       2.31%       3.07%       4.63%

* Net investment income per share would have been $.037 and the expense ratio to average net assets would have been .45% before waiver of management fee and credits earned on custodian cash balances.

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                            MATURITY ON
PRINCIPAL                                                                     DATE OF      MATURITY       VALUE
  AMOUNT      DESCRIPTION                                                    PURCHASE        DATE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS -- 99.9%
$  898,000    U.S. Treasury Bill.........................................      5.350%      01/11/96    $   896,665
   870,000    U.S. Treasury Bill.........................................      5.270       01/18/96        867,835
   190,000    U.S. Treasury Bill.........................................      4.800       02/08/96        189,037
 9,190,000    U.S. Treasury Bill.........................................      4.880       02/08/96      9,142,662
   315,000    U.S. Treasury Bill.........................................      5.270       02/08/96        313,248
                                                                                                       -----------
              TOTAL INVESTMENTS -- 99.9% (COST $11,409,447)........................................     11,409,447
              Other assets in excess of liabilities -- 0.1%........................................         16,021
                                                                                                       -----------
              NET ASSETS -- 100.0%.................................................................    $11,425,468
                                                                                                       ===========

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $11,409,447)......................................................   $11,409,447
Cash..........................................................................................         7,304
Receivable from investment advisor............................................................         5,394
Receivable for Fund shares sold...............................................................        28,974
                                                                                                 -----------
        Total assets..........................................................................    11,451,119
                                                                                                 -----------
LIABILITIES
Payable for Fund shares redeemed..............................................................         8,000
Dividend payable..............................................................................        10,635
Accrued expenses..............................................................................         7,016
                                                                                                 -----------
        Total liabilities.....................................................................        25,651
                                                                                                 -----------
NET ASSETS (equivalent to $1.00 per share on 11,425,379 shares of $.001 par value
  capital stock outstanding)..................................................................   $11,425,468
                                                                                                 ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended December 31, 1995

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

INCOME
    Interest.....................................................................................    $843,023
EXPENSES
    Management fee....................................................................   $ 15,217
    Custody and administration fees...................................................     26,631
    Registration and filing fees......................................................     13,359
    Amortization of organization expenses.............................................     11,241
    Shareholder services..............................................................     11,079
    Audit and tax return preparation fees.............................................      9,200
    Legal.............................................................................      7,144
    Printing..........................................................................      6,000
    Directors' fees and expenses......................................................      1,618
    Other.............................................................................      4,551
                                                                                         --------
                                                                                          106,040
    Management fee waived by investment advisor.......................................     (7,096)
    Credits earned from custodian on cash balances....................................        (31)     98,913
                                                                                         --------    --------
    Net investment income........................................................................     744,110
NET REALIZED GAIN ON SECURITIES SOLD.............................................................       6,443
                                                                                                     --------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................................    $750,553
                                                                                                     ========

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------
                                                                                 1995                 1994
---------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...............................................     $    744,110         $   1,045,249
    Net realized gain (loss) on securities sold.........................            6,443                (2,037)
                                                                             ------------         -------------
    Net increase in net assets from operations..........................          750,553             1,043,212
                                                                             ------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income................................         (744,110)           (1,045,249)
    Distributions from net realized gains...............................             (959)                   --
                                                                             ------------         -------------
                                                                                 (745,069)           (1,045,249)
CAPITAL SHARE TRANSACTIONS
    Proceeds from sales of shares.......................................       79,773,668           127,781,043
    Net asset value of shares issued in reinvestment of dividends.......          555,617               881,270
    Payment for redemption of shares....................................      (96,624,438)         (135,113,944)
                                                                             ------------         -------------
    Net decrease in net assets derived from share transactions..........      (16,295,153)           (6,451,631)
                                                                             ------------         -------------
    Contribution from investment advisor (Note 2).......................           48,447                    --
                                                                             ------------         -------------
    Net decrease in net assets..........................................      (16,241,222)           (6,453,668)
NET ASSETS
    Beginning of year...................................................       27,666,690            34,120,358
                                                                             ------------         -------------
    End of year (including undistributed net investment income of $265
      for 1995).........................................................     $ 11,425,468         $  27,666,690
                                                                             ============         =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------
                                                                1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........................     $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               -------    -------    -------    -------    -------
Net investment income.....................................       0.049*     0.036      0.028      0.034      0.054*
Dividends from net investment income......................      (0.049)    (0.036)    (0.028)    (0.034)    (0.054)
                                                               -------    -------    -------    -------    -------
Net asset value, end of year..............................     $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               =======    =======    =======    =======    =======
Net assets end of year (thousands)........................     $11,425    $27,667    $34,120    $50,554    $35,414
Total investment return...................................       +5.0%      +3.6%      +2.9%      +3.4%      +5.5%
Ratios to average net assets:
    Expenses..............................................       0.65%*     0.45%      0.35%      0.44%      0.54%*
    Net investment income.................................       4.89%      3.53%      2.83%      3.42%      5.23%

* Net investment income per share would have been $.049 and $.052 and the expense ratios to average net assets would have been .70% and .64%, respectively, for the years ended December 31, 1995 and 1991 before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances.

                See accompanying notes to financial statements.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Series Funds Inc (the "Company") was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund, (the "New York Municipal Money Fund"), Salomon Brothers U.S. Treasury Securities Money Market Fund (the "U.S. Treasury Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Total Return Fund (the "Total Return Fund"). The New York Municipal Money Fund and the U.S. Treasury Fund (individually, a "Fund", collectively, the "Funds") are included in this report. The New York Municipal Money Fund's objective is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The U.S. Treasury Fund's objective is to seek a high level of current income by investing only in short-term United States government and government agency securities. The Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, and Total Return Fund are reported in a separate report and are not included herein.

Following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

          (B) FEDERAL INCOME TAXES. Each Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

          (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of each Fund are declared each business day to shareholders of record that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

          (D) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Company are allocated to the Funds based on relative average net assets for the period the expense was incurred.

          (E) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

The Company retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Funds' average daily net assets: .20% for the New York Municipal Money Fund and .10% for the U.S. Treasury Fund. For the year ended December 31, 1995, SBAM voluntarily waived management fees of $31,455 and $7,096 for the New York Municipal Money Fund and U.S. Treasury Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ended December 31, 1995.

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The U.S. Treasury Fund incurred realized losses on the sale of certain securities in current and previous years. In order to maintain a $1 net asset value per share, SBAM contributed $48,447 to offset cumulative net realized losses. For tax purposes, this contribution was applied against the realized losses for the year ended December 31, 1995. Accordingly, such amount has been reclassified from paid-in-capital to accumulated net realized loss on investments in the composition of net assets detailed in Note 3.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing custodial and certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1995, custodian fees were reduced by $6,021 and $31 for the New York Municipal Money Fund and U.S. Treasury Fund, respectively, relating to credits earned on cash balances held by the custodian.

Each Fund has an agreement with Salomon Brothers Inc to distribute its shares.

3. CAPITAL STOCK

At December 31, 1995, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the New York Municipal Money Fund and the U.S. Treasury Fund each had 1,111,111,112 shares authorized.

Net assets, after re-classification of book/tax differences, consist of:

                                                                                     NEW YORK         U.S.
                                                                                    MUNICIPAL       TREASURY
                                                                                    MONEY FUND        FUND
--------------------------------------------------------------------------------------------------------------
Par value.......................................................................   $    226,777     $    11,425
Paid-in capital in excess of par................................................    226,549,157      11,413,954
Undistributed net investment income.............................................             --             265
Accumulated net realized loss on investments....................................       (227,339)           (176)
                                                                                   ------------     -----------
Net assets......................................................................   $226,548,595     $11,425,468
                                                                                   ============     ===========

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

4. PORTFOLIO ACTIVITY

The New York Municipal Money Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The U.S. Treasury Fund invests in U.S. Treasury Securities maturing in thirteen months or less. The New York Municipal Money Fund pursues its investment objectives by investing at least 65% of its net assets in obligations that are exempt from regular Federal income tax and from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

During the year ended December 31, 1995, the New York Municipal Money Fund and U.S. Treasury Fund utilized $27,604 and $6,411, respectively, of capital loss carry-forwards to offset net realized capital gains. At December 31, 1995, the Funds had net capital loss carry-forwards available to offset future capital gains as follows:

                                                                                      NEW YORK        U.S.
                                                                                      MUNICIPAL     TREASURY
YEAR OF EXPIRATION                                                                   MONEY FUND       FUND
------------------------------------------------------------------------------------------------------------
1999..............................................................................    $  67,240          --
2000..............................................................................       94,778          --
2002..............................................................................       65,321       $ 176
                                                                                      ---------       -----
                                                                                      $ 227,339       $ 176
                                                                                      =========       =====

SALOMON BROTHERS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers New York Municipal Money Market Fund and
Salomon Brothers U.S. Treasury Securities Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers U.S. Treasury Securities Money Market Fund (two of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

                       SALOMON BROTHERS SERIES FUNDS INC

                           PART C.  OTHER INFORMATION




Item 24.         Financial Statements and Exhibits



         (a)     Financial Statements included in Part A:



         For the Salomon Brothers U.S. Treasury Securities Money Market Fund, Salomon Brothers Cash Management Fund, the Salomon Brothers New York Municipal Bond Fund, the Salomon Brothers National Intermediate Municipal Fund, the Salomon Brothers U.S. Government Income Fund, the Salomon Brothers High Yield Bond Fund, the Salomon Brothers Strategic Bond Fund, and the Salomon Brothers Investors Fund Inc:


         Selected Per Share Data and Ratios for the specified periods for each Fund are presented under the heading "Financial Highlights" in the Prospectus


Financial Statements included in Part B:



1. For Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers U.S. Treasury Securities Money Market Fund:



                 (i)      Portfolio of Investments at December 31, 1995



                (ii)      Statement of Assets and Liabilities at December 31,
                          1995



               (iii)      Statement of Operations for the year ended December
                          31, 1995



                (iv) Statement of Changes in Net Assets for the years ended December 31, 1995 and 1994



                 (v) Financial Highlights for the years ended December 31, 1995, 1994, 1993, 1992 and 1991



                (vi)      Notes to Financial Statements



               (vii)      Report of Independent Accountants



2. For Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund and Salomon Brothers Investors Fund Inc

                 (i)      Portfolio of Investments at December 31, 1995



                (ii)      Statement of Assets and Liabilities at December 31,
                          1995



               (iii)      Statement of Operations for the year ended December
                          31, 1995



                (iv) Statement of Changes in Net Assets for the years ended December 31, 1995 and, with respect to the Cash Management Fund, Salomon Brothers New York Municipal Bond Fund and Investors Fund only, 1994



                 (v) Statement of Cash Flows for the U.S. Government Income Fund for the period from February 22, 1995 (commencement of operations) through December 31, 1995



                (vi)      Notes to Financial Statements



                (vi)      Financial Highlights:



         For Class A, B and C of Cash Management Fund and New York Municipal Bond Fund, for the year ended December 31, 1995



         For Class O of Cash Management Fund, for the years ended December 31, 1995, 1994, 1993, 1992 and 1991



         For Class O of New York Municipal Bond Fund, for the years ended December 31, 1995 and 1994 and the period from February 1, 1993 (commencement of investment operations) through December 31, 1993



         For Class A, B, C and O of National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund, for the period from February 22, 1995 (commencement of investment operations) through December 31, 1995



         For Class A, B, C and O of Total Return Fund, for the period from September 11, 1995 (commencement of investment operations) through December 31, 1995.



         For Class A, B, C of Investors Fund, for the year ended December 31,
1995



         For Class O of Investors Fund, for the years ended December 31, 1995, 1994, 1993, 1992 and 1991



                 (vii)    Report of Independent Accountants

 (b)      Exhibits:


Exhibit
Number           Description
------           -----------
1(a)      --     Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-1A (File Nos. 33-34423
                 and 811-06087) and incorporated herein by reference).

1(b)      --     Articles Supplementary (filed as Exhibit 1(b) to Post-Effective
                 Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

1(c)      --     Articles Supplementary (filed as Exhibit 1(c) to Post-Effective
                 Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

1(d)      --     Form of Registrant's Articles of Amendment (filed as Exhibit 1(d)
                 to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

1(e)      --     Form of Articles Supplementary (filed as Exhibit 1(e) to Post-Effective
                 Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

1(f)      --     Form of Articles Supplementary (filed as Exhibit 1(f) to Post-Effective
                 Amendment No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

1(g) --          Form of Articles Supplementary (filed as Exhibit 1(g) to Post-Effective
                 Amendment No. 17 to the Registration Statement and incorporated by reference herein).

2(a)      --     Registrant's By-Laws (filed as Exhibit 2 to the Registration Statement on
                 Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

3         --     None.

4(a)      --     Form of Stock Certificate for shares of Class A Stock (filed as Exhibit 4(a)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

4(b)      --     Form of Stock Certificate for shares of Class B Stock (filed as Exhibit 4(b)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos.

                 33-34423 and 811-06087) and incorporated herein by reference).

4(c)      --     Form of Stock Certificate for shares of Class C Stock (filed as Exhibit 4(c)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) incorporated herein by reference).

4(d)      --     Form of Stock Certificate for shares of Class O Stock (filed as Exhibit 4(d)
                 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

4(e)      --     Forms of Specimen Stock Certificates:  for Cash Management Fund - A, New York
                 Municipal Bond Fund - A, National Intermediate Municipal Fund - A, U.S. Government
                 Income Fund - A,  High Yield Bond Fund - A, Strategic Bond Fund - A, Cash Management
                 Fund - B, New York Municipal Bond Fund - B, National Intermediate Municipal Fund - B,
                 U.S. Government Income Fund - B, High Yield Bond Fund - B, Strategic Bond Fund - B,
                 Cash Management Fund - C, New York Municipal Bond Fund - C, National Intermediate
                 Municipal Fund - C, U.S. Government Income Fund - C, High Yield Bond Fund - C and
                 Strategic Bond Fund - C, Cash Management Fund - O, New York Municipal Bond Fund - O,
                 National Intermediate Municipal Fund - O, U.S. Government Income Fund - O, High Yield
                 Bond Fund - O, Strategic Bond Fund - O (filed as Exhibit 4(e) to Post-Effective Amendment
                 No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

4(f)      --     Forms of Specimen Stock Certificates for Total Return Fund - A, Total Return Fund - B,
                 Total Return Fund - C and Total Return Fund - O (filed as Exhibit 4(f) to Post-Effective
                 Amendment No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

4(g)      --     Forms of Specimen Stock Certificates for Asia Growth Fund - A, Asia Growth Fund - B,
                 Asia Growth Fund - C and Asia Growth Fund - O.

5(a)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 September 27, 1990 relating to the Salomon Brothers Cash Management Fund and the Salomon
                 Brothers New York Municipal Money Market Fund (filed as Exhibit 5(a) to Post-Effective
                 Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

5(b)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 December 7, 1990

                 relating to the Salomon Brothers U.S. Treasury Securities Money Market Fund (filed as
                 Exhibit 5 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

5(c)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 December 8, 1992 relating to the Salomon Brothers New York Municipal Bond Fund (filed as Exhibit 5(c) to Post-Effective Amendment No. 7 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

5(d)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers National Intermediate Municipal Fund (filed as
                 Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

5(e)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers U.S. Government Income Fund (filed as Exhibit 5(e)
                 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(f)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers High Yield Bond Fund (filed as Exhibit 5(f) to
                 Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(g)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Strategic Bond Fund (filed as Exhibit 5(g) to
                 Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(h)      --     Form of Subadvisory Consulting Agreement between Salomon Brothers Asset Management
                 Inc and Salomon Brothers Asset Management Limited relating to the Strategic Bond Fund
                 (filed as Exhibit 5(h) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

5(i)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Total Return Fund (filed as Exhibit 5(i) to
                 Post-Effective Amendment No. 15 to the

                 Registration Statement on Form N-1A and incorporated herein by reference).

5(j)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Asia Growth Fund.

5(k)      --     Form of Sub-advisory Contract between Salomon Brothers Asset Management Inc and
                 Salomon Brothers Asset Management Asia Pacific Limited relating to the Salomon
                 Brothers Asia Growth Fund.

6(a)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated September 27,
                 1990 (filed as Exhibit 6 to Post-Effective Amendment No. 5 to the Registration
                 Statement on Form N-1A and incorporated herein by reference).

6(b)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated December 7,
                 1990 relating to the Salomon Brothers U.S. Treasury Money Market Fund (filed as
                 Exhibit 6 to Post-Effective Amendment No. 5 on Form N-1A and incorporated herein by reference).

6(c)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated December 8,
                 1992 relating to the New York Municipal Bond Fund (filed as Exhibit 6(c) to Post-Effective
                 Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(d)      --     Distribution Agreement between Registrant and AMT Capital Services, Inc. dated June 18,
                 1993 relating to the Salomon Brothers New York Municipal Money Market Fund and the
                 Salomon Brothers New York Municipal Bond Fund (filed as Exhibit 6(d) to Post-Effective
                 Amendment No. 8 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(e)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government
                 Income Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond
                 Fund (filed as Exhibit 6(e) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

6(f)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers Total Return Fund (filed as Exhibit 6(f) to Post-Effective Amendment
                 No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(g)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers Asia Growth Fund.

  7       --     None.

8(a)      --     Custody Agreement between Registrant and Boston Safe Deposit and Trust Company (filed as Exhibit 8 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

8(b) --          Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (filed as Exhibit 8(b) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

9(a)      --     Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc.
                 (filed as Exhibit 9(a) to Post-Effective Amendment No. 5 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

9(b)      --     Administration Agreement between Registrant and The Boston Company Advisors, Inc. (filed as Exhibit 9(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

9(c)      --     Form of Administration Agreement between Registrant and Investors Bank & Trust Company (filed as Exhibit 9(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

9(d)      --     Form of Amendment to Transfer Agency Agreement between Registrant and The Shareholders Services
                 Group, Inc (filed as Exhibit 9(d) to Post-Effective Amendment No. 12 to the Registration
                 Statement on Form N-1A and incorporated herein by reference).

9(e)      --     Form of Transfer Agency Agreement among the Registrant, Salomon Brothers Institutional Series
                 Funds Inc and Investors Bank & Trust Company.

9(f)      --     Form of Subadministration Agreement between Salomon Brothers Asset Management Inc and Salomon
                 Brothers Asset Management Limited.

10        --     Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being
                 Registered.

11        --     Consents of Independent Accountants.

12        --     None.

13(a)     --     Share Purchase Agreement (filed as Exhibit 13 to Post-Effective Amendment No. 5 to the
                 Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

13(b)     --     Form of Share Purchase Agreement relating to Salomon Brothers New York Municipal Bond
                 Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S.
                 Government Income Fund, Salomon Brothers High Yield Bond Fund and the Strategic Bond Fund
                 (filed as Exhibit 13(b) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

13(c)     --     Form of Share Purchase Agreement Relating to Salomon Brothers Total Return Fund (filed as
                 Exhibit 13(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

13(d) --         Form of Share Purchase Agreement Relating to Salomon Brothers Asia Growth Fund.

14        --     None.

15(a)     --     Form of Services and Distribution Plan for Salomon Brothers Series Funds Inc (filed as
                 Exhibit 15(a) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

16(a)     --     Performance Data (filed as Exhibit 16 to Post-Effective Amendment No. 4 to the Registration
                 Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

16(b)     --     Schedule of Performance Data for Class A, Class B, Class C  and Class O Shares for Salomon
                 Brothers New York Municipal Bond Fund (filed as Exhibit 16(b) to Post-Effective Amendment
                 No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

17(a)     --     Financial Data Schedule for Salomon Brothers Cash Management Fund, Salomon Brothers New York
                 Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers
                 U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic
                 Bond Fund and Salomon Brothers Investors Fund Inc.

17(b)     --     Financial Data Schedule for Salomon Brothers New York Municipal Money Market Fund and Salomon
                 Brothers U.S. Treasury Securities Money Market Fund.

18        --     Form of Application and Signature Card for Salomon Brothers Investment Series (filed as
                 Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

18(a)     --     Powers of Attorney (filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration
                 Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

18(b)     --     Powers of Attorney of Carol L. Colman and Daniel P. Cronin (filed as an Exhibit to
                 Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 33-34423
                 and 811-06087) and incorporated herein by reference).

18(c)     --     Powers of Attorney of Carol L. Colman, Daniel P. Cronin and Charles F. Barber (filed as
                 Exhibit 18(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference)

18(d)     --     Form of Multiclass Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 for
                 the Salomon Brothers Series Funds Inc (filed as Exhibit 18(d) to Post-Effective Amendment
                 No. 13 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
                 incorporated herein by reference).

-----------------




Item 25.  Persons Controlled by or under Common Control with Registrant.


         Salomon Brothers Holding Company Inc ("SBH"), owns a substantial amount of the outstanding shares of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund and Total Return Fund and consequently is a controlling person of such Funds. SBH owns the outstanding shares of SBAM, Salomon Brothers Inc and certain of their affiliates.

Item 26.  Number of Holders of Securities.


                                                            Number of Record
                                                            Holders at
Title of Class                                              March 16, 1996
                                                            ----------------
Shares of Salomon Brothers Cash
Management Fund, par value
$.001 per share

         Class A                                                     34
         Class B                                                      7
         Class C                                                     11
         Class O                                                    121

Shares of Salomon Brothers New                                      804
York Municipal Money Market
Fund, par value $.001 per share

Shares of Salomon Brothers U.S.                                     106
Treasury Securities Money Market
Fund, par value $.001 per share

Shares of Salomon Brothers New
York Municipal Bond Fund, par
value $.001 per share

         Class A                                                      5
         Class B                                                      7
         Class C                                                      1
         Class O                                                     68

Shares of Salomon Brothers
Investors Fund, par value $1.00
per share

         Class A                                                     38
         Class B                                                     29
         Class C                                                      8
         Class O                                                 16,232

Shares of Salomon Brothers
National Intermediate Municipal
Fund, par value $.001 per share

         Class A                                                  1,075
         Class B                                                      6
         Class C                                                      2
         Class O                                                      2

Shares of Salomon Brothers U.S.
Government Income Fund, par
value $.001 per share

         Class A                                                  1,081
         Class B                                                     11
         Class C                                                      2
         Class O                                                      1

Shares of Salomon Brothers
High Yield Bond Fund, par
value $.001 per share

         Class A                                                  1,515
         Class B                                                    670
         Class C                                                     76
         Class O                                                      4

Shares of Salomon Brothers
Strategic Bond Fund, par
value $.001 per share

         Class A                                                  1,115
         Class B                                                    188
         Class C                                                     20
         Class O                                                      3

Shares of Salomon Brothers
Total Return Fund, par
value $.001 per share

         Class A                                                  1,516
         Class B                                                    694
         Class C                                                     31
         Class O                                                      3

Shares of Salomon Brothers                                            0
Asia Growth Fund, par
value $.001 per share

         Class A                                                      0
         Class B                                                      0
         Class C                                                      0
         Class O                                                      0



Item 27.  Indemnification.

         Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Salomon Brothers Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections
          of Investment Adviser.


         The list required by this Item 28 of officers and directors of SBAM, Salomon Brothers Asset Management Limited ("SBAM Limited") and Salomon Brothers Asia Pacific Limited ("SBAM AP"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of their respective FORM ADV filed by SBAM, SBAM Limited and SBAM AP, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-43335 and 51393, respectively).


Item 29.  Principal Underwriter.

         (a) Salomon Brothers Inc ("Salomon Brothers") currently acts as distributor for, in addition to the Registrant, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc and Salomon Brothers Opportunity Fund Inc.

         (b) The information required by this Item 29 with respect to each director, officer or partner of Salomon Brothers is incorporated by reference to Schedule A of Form BD filed by Salomon Brothers pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-26920).

         (c)  Not applicable.

Item 30.  Location of Accounts and Records.

         (1)     Salomon Brothers Asset Management Inc
                 7 World Trade Center
                 New York, New York 10048

         (2)     Investors Bank & Trust Company
                 89 South Street
                 Boston, Massachusetts 02111

         (3)     The Shareholder Services Group, Inc.
                 One Exchange Place
                 Boston, Massachusetts 02109

Item 31.  Management Services.

         Not applicable.

Item 32.  Undertakings.

         (a)     Not applicable.

         (b) The Registrant undertakes to file a post-effective amendment containing financial statements as of a reasonably current date, which need not be certified, within four to six months from the date of commencement of investment operations for the Asia Growth Fund.

         (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

         (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of March, 1996.


                                  SALOMON BROTHERS SERIES FUNDS INC
                                  (Registrant)


                                  By /s/ Michael S. Hyland
                                     ------------------------------
                                     Michael S. Hyland
                                     President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                  Title                                      Date
         ---------                                  -----                                      ----
/s/ Michael S. Hyland
-------------------------
Michael S. Hyland                                  Director and President                     3/28/96
                                                   (principal executive
                                                   officer)



       *                                           Director                                   3/28/96
-------------------
Charles F. Barber


       *                                           Director                                   3/28/96
-------------------
Carol L. Colman


       *                                           Director                                   3/28/96
-------------------
Daniel P. Cronin


/s/ Alan M. Mandel                                 Treasurer                                  3/28/96
-------------------                                (principal financial
Alan M. Mandel                                     and accounting officer)



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
*By:/s/Alan M. Mandel                                                                         3/28/96
   -----------------------
    Alan M. Mandel as
    Attorney-in-Fact

                                EXHIBIT INDEX
                                -------------

Exhibit
Number           Description
------           -----------
1(a)      --     Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-1A (File Nos. 33-34423
                 and 811-06087) and incorporated herein by reference).

1(b)      --     Articles Supplementary (filed as Exhibit 1(b) to Post-Effective
                 Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

1(c)      --     Articles Supplementary (filed as Exhibit 1(c) to Post-Effective
                 Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

1(d)      --     Form of Registrant's Articles of Amendment (filed as Exhibit 1(d)
                 to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

1(e)      --     Form of Articles Supplementary (filed as Exhibit 1(e) to Post-Effective
                 Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

1(f)      --     Form of Articles Supplementary (filed as Exhibit 1(f) to Post-Effective
                 Amendment No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

1(g) --          Form of Articles Supplementary (filed as Exhibit 1(g) to Post-Effective
                 Amendment No. 17 to the Registration Statement and incorporated by reference herein).

2(a)      --     Registrant's By-Laws (filed as Exhibit 2 to the Registration Statement on
                 Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

3         --     None.

4(a)      --     Form of Stock Certificate for shares of Class A Stock (filed as Exhibit 4(a)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

4(b)      --     Form of Stock Certificate for shares of Class B Stock (filed as Exhibit 4(b)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos.
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

                 33-34423 and 811-06087) and incorporated herein by reference).

4(c)      --     Form of Stock Certificate for shares of Class C Stock (filed as Exhibit 4(c)
                 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) incorporated herein by reference).

4(d)      --     Form of Stock Certificate for shares of Class O Stock (filed as Exhibit 4(d)
                 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

4(e)      --     Forms of Specimen Stock Certificates:  for Cash Management Fund - A, New York
                 Municipal Bond Fund - A, National Intermediate Municipal Fund - A, U.S. Government
                 Income Fund - A,  High Yield Bond Fund - A, Strategic Bond Fund - A, Cash Management
                 Fund - B, New York Municipal Bond Fund - B, National Intermediate Municipal Fund - B,
                 U.S. Government Income Fund - B, High Yield Bond Fund - B, Strategic Bond Fund - B,
                 Cash Management Fund - C, New York Municipal Bond Fund - C, National Intermediate
                 Municipal Fund - C, U.S. Government Income Fund - C, High Yield Bond Fund - C and
                 Strategic Bond Fund - C, Cash Management Fund - O, New York Municipal Bond Fund - O,
                 National Intermediate Municipal Fund - O, U.S. Government Income Fund - O, High Yield
                 Bond Fund - O, Strategic Bond Fund - O (filed as Exhibit 4(e) to Post-Effective Amendment
                 No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

4(f)      --     Forms of Specimen Stock Certificates for Total Return Fund - A, Total Return Fund - B,
                 Total Return Fund - C and Total Return Fund - O (filed as Exhibit 4(f) to Post-Effective
                 Amendment No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

4(g)      --     Forms of Specimen Stock Certificates for Asia Growth Fund - A, Asia Growth Fund - B,
                 Asia Growth Fund - C and Asia Growth Fund - O.

5(a)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 September 27, 1990 relating to the Salomon Brothers Cash Management Fund and the Salomon
                 Brothers New York Municipal Money Market Fund (filed as Exhibit 5(a) to Post-Effective
                 Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

5(b)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 December 7, 1990
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
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
                 relating to the Salomon Brothers U.S. Treasury Securities Money Market Fund (filed as
                 Exhibit 5 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

5(c)      --     Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
                 December 8, 1992 relating to the Salomon Brothers New York Municipal Bond Fund (filed as Exhibit 5(c) to Post-Effective Amendment No. 7 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

5(d)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers National Intermediate Municipal Fund (filed as
                 Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

5(e)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers U.S. Government Income Fund (filed as Exhibit 5(e)
                 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(f)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers High Yield Bond Fund (filed as Exhibit 5(f) to
                 Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(g)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Strategic Bond Fund (filed as Exhibit 5(g) to
                 Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
                 incorporated herein by reference).

5(h)      --     Form of Subadvisory Consulting Agreement between Salomon Brothers Asset Management
                 Inc and Salomon Brothers Asset Management Limited relating to the Strategic Bond Fund
                 (filed as Exhibit 5(h) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

5(i)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Total Return Fund (filed as Exhibit 5(i) to
                 Post-Effective Amendment No. 15 to the
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

                 Registration Statement on Form N-1A and incorporated herein by reference).

5(j)      --     Form of Management Contract between Registrant and Salomon Brothers Asset Management
                 Inc relating to the Salomon Brothers Asia Growth Fund.

5(k)      --     Form of Sub-advisory Contract between Salomon Brothers Asset Management Inc and
                 Salomon Brothers Asset Management Asia Pacific Limited relating to the Salomon
                 Brothers Asia Growth Fund.

6(a)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated September 27,
                 1990 (filed as Exhibit 6 to Post-Effective Amendment No. 5 to the Registration
                 Statement on Form N-1A and incorporated herein by reference).

6(b)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated December 7,
                 1990 relating to the Salomon Brothers U.S. Treasury Money Market Fund (filed as
                 Exhibit 6 to Post-Effective Amendment No. 5 on Form N-1A and incorporated herein by reference).

6(c)      --     Distribution Agreement between Registrant and Salomon Brothers Inc dated December 8,
                 1992 relating to the New York Municipal Bond Fund (filed as Exhibit 6(c) to Post-Effective
                 Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(d)      --     Distribution Agreement between Registrant and AMT Capital Services, Inc. dated June 18,
                 1993 relating to the Salomon Brothers New York Municipal Money Market Fund and the
                 Salomon Brothers New York Municipal Bond Fund (filed as Exhibit 6(d) to Post-Effective
                 Amendment No. 8 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(e)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government
                 Income Fund, Salomon Brothers High Yield Bond Fund and Salomon Brothers Strategic Bond
                 Fund (filed as Exhibit 6(e) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

6(f)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers Total Return Fund (filed as Exhibit 6(f) to Post-Effective Amendment
                 No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

6(g)      --     Form of Distribution Agreement between Registrant and Salomon Brothers Inc relating to
                 Salomon Brothers Asia Growth Fund.

  7       --     None.

8(a)      --     Custody Agreement between Registrant and Boston Safe Deposit and Trust Company (filed as Exhibit 8 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

8(b) --          Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (filed as Exhibit 8(b) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

9(a)      --     Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc.
                 (filed as Exhibit 9(a) to Post-Effective Amendment No. 5 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

9(b)      --     Administration Agreement between Registrant and The Boston Company Advisors, Inc. (filed as Exhibit 9(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

9(c)      --     Form of Administration Agreement between Registrant and Investors Bank & Trust Company (filed as Exhibit 9(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

9(d)      --     Form of Amendment to Transfer Agency Agreement between Registrant and The Shareholders Services
                 Group, Inc (filed as Exhibit 9(d) to Post-Effective Amendment No. 12 to the Registration
                 Statement on Form N-1A and incorporated herein by reference).

9(e)      --     Form of Transfer Agency Agreement among the Registrant, Salomon Brothers Institutional Series
                 Funds Inc and Investors Bank & Trust Company.

9(f)      --     Form of Subadministration Agreement between Salomon Brothers Asset Management Inc and Salomon
                 Brothers Asset Management Limited.

10        --     Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being
                 Registered.

11        --     Consents of Independent Accountants.

12        --     None.
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

13(a)     --     Share Purchase Agreement (filed as Exhibit 13 to Post-Effective Amendment No. 5 to the
                 Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

13(b)     --     Form of Share Purchase Agreement relating to Salomon Brothers New York Municipal Bond
                 Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S.
                 Government Income Fund, Salomon Brothers High Yield Bond Fund and the Strategic Bond Fund
                 (filed as Exhibit 13(b) to Post-Effective Amendment No. 12 to the Registration Statement
                 on Form N-1A and incorporated herein by reference).

13(c)     --     Form of Share Purchase Agreement Relating to Salomon Brothers Total Return Fund (filed as
                 Exhibit 13(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

13(d) --         Form of Share Purchase Agreement Relating to Salomon Brothers Asia Growth Fund.

14        --     None.

15(a)     --     Form of Services and Distribution Plan for Salomon Brothers Series Funds Inc (filed as
                 Exhibit 15(a) to Post-Effective Amendment No. 12 to the Registration Statement on
                 Form N-1A and incorporated herein by reference).

16(a)     --     Performance Data (filed as Exhibit 16 to Post-Effective Amendment No. 4 to the Registration
                 Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

16(b)     --     Schedule of Performance Data for Class A, Class B, Class C  and Class O Shares for Salomon
                 Brothers New York Municipal Bond Fund (filed as Exhibit 16(b) to Post-Effective Amendment
                 No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

17(a)     --     Financial Data Schedule for Salomon Brothers Cash Management Fund, Salomon Brothers New York
                 Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers
                 U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic
                 Bond Fund and Salomon Brothers Investors Fund Inc.
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

17(b)     --     Financial Data Schedule for Salomon Brothers New York Municipal Money Market Fund and Salomon
                 Brothers U.S. Treasury Securities Money Market Fund.

18        --     Form of Application and Signature Card for Salomon Brothers Investment Series (filed as
                 Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A
                 and incorporated herein by reference).

18(a)     --     Powers of Attorney (filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration
                 Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

18(b)     --     Powers of Attorney of Carol L. Colman and Daniel P. Cronin (filed as an Exhibit to
                 Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 33-34423
                 and 811-06087) and incorporated herein by reference).

18(c)     --     Powers of Attorney of Carol L. Colman, Daniel P. Cronin and Charles F. Barber (filed as
                 Exhibit 18(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A
                 (File Nos. 33-34423 and 811-06087) and incorporated herein by reference)

18(d)     --     Form of Multiclass Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 for
                 the Salomon Brothers Series Funds Inc (filed as Exhibit 18(d) to Post-Effective Amendment
                 No. 13 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
                 incorporated herein by reference).

-----------------